The AAL Mutual Funds

Class A and B
Shares

April 30, 2002

Annual Report

Equity and Balanced Funds

  The AAL Technology Stock Fund

  The AAL Aggressive Growth Fund

  The AAL Small Cap Stock Fund

  The AAL Small Cap Index Fund II

  The AAL Small Cap Value Fund

  The AAL Mid Cap Stock Fund

  The AAL Mid Cap Index Fund II

  The AAL International Fund

  The AAL Capital Growth Fund

  The AAL Large Company Index Fund II

  The AAL Equity Income Fund

  The AAL Balanced Fund

[GRAPHIC OMMITTED]

[THE AAL MUTUAL FUNDS LOGO]

The AAL Mutual Funds Annual Report

President's Letter.........................................2
The Economy and Markets in Review..........................3
Portfolio Perspectives

Schedule of Investments

Financial Highlights

Directors and Officers of The AAL
Mutual Funds.............................................112

DEAR AAL MUTUAL FUND SHAREHOLDER:

[PHOTO OF ROBERT G. SAME]

We are pleased to provide you with the annual report for The AAL Mutual Funds for the year ended April 30, 2002. In this report you’ll find detailed information about The AAL Mutual Funds, including performance, expenses, investment policies and risks. Also, each of our portfolio managers discusses his or her investment strategy and reviews events that affected Fund performance over the past year. Please take some time to review this report and assess your overall investment goals, including how The AAL Mutual Funds fit into your investment plans.

On January 1, 2002, Aid Association for Lutherans merged with Lutheran Brotherhood creating the largest fraternal benefit society in the United States. The organization currently operates as Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). On July 1, 2002, another step in the merger process takes place. AAL Capital Management Corporation, a wholly owned subsidiary of AAL/LB, changes its name to Thrivent Investment Management, Inc. Thrivent Investment Management continues to act as distributor for The AAL Mutual Funds and is committed to providing you with exceptional service and products.

If you have questions about your investments or this report, please contact your financial associate. You can also access your account information anytime at our Web site, www.thrivent.com, or through our automated telephone line at (800) 553-6319. You can also call the Investment Interaction Center by dialing the above number. The Investment Interaction Center representatives are available from 7 a.m. to 9 p.m. Central time, Monday through Friday, and 9 a.m. to 1 p.m. on Saturdays.

Thank you for choosing us to help you meet your financial needs.

Sincerely,

/s/Robert G. Same

Robert G. Same
President
The AAL Mutual Funds

THE ECONOMY AND MARKETS IN REVIEW

[PHOTO OF JAMES ABITZ]

Equity returns were mixed during the twelve-month period ended April 30, 2002, with smaller-company stocks outpacing large-capitalization issues by a wide margin. Investment-grade bonds saw early gains, but gradually lost momentum and finished with flat returns. High-yield bonds remained resilient, even as turbulence roiled the telecommunications industry.

U.S. Economy

After contracting in the third quarter of 2001, the U.S. economy rebounded strongly over the course of the period. Real gross domestic product expanded by 1.7% during the fourth quarter of 2001, followed by an estimated 5.6% in the first quarter of 2002. Much of this growth was fueled by consumers, who funneled discretionary income into housing, vehicles and retail goods. Capital spending and industrial production were slower to respond, but showed renewed signs of life late in the period.

The employment picture remained tenuous, with nationwide unemployment reaching an eight-year high of 6.0% in April. There were, however, a number of encouraging trends in the labor markets. After declining for the better part of a year, non-farm payrolls saw little change late in the period, while job losses in the manufacturing sector also leveled off. Challenging labor conditions had little effect on consumer confidence, which continued to rise as the period progressed.

Inflation & Monetary Policy

Despite concern among fixed-income investors, inflationary pressures remained largely contained during the reporting period. Excess industrial capacity left many manufacturers with limited pricing power, while soaring productivity also helped keep a lid on prices. Even with energy costs rising, the Consumer Price Index finished the period just 1.6% above the previous year’s level.

After easing monetary policy throughout the previous year, the Federal Reserve left interest rates unchanged early in 2002, while shifting to a neutral policy stance. This marked the end of an unprecedented monetary cycle in which the Federal Reserve lopped 4.25% off the federal funds rate, leaving short-term interest rates at their lowest level since 1961. While consumers responded with a surge in home refinancing, business investment increased at a much slower pace.

Equity Performance

Equity growth investors were witness to continued volatility during the reporting period. After advancing in November and December, stock prices fluctuated widely over the ensuing months. Beginning in January, events surrounding troubled energy trader Enron Corp. exercised increasing influence over the financial markets. As Enron’s accounting practices came to light, investors began eyeing other large companies for signs of trouble. This triggered a round of selling centered on highly leveraged firms with aggressive growth-through-acquisition strategies.

While investors generally favored value-oriented stocks over growth issues during the period, equity performance also varied according to market capitalization. The large-company S&P 500® Index gained just 2.31% during the period, while weakness in the technology sector was reflected in the NASDAQ Composite Index, which returned -0.06%. Conversely, smaller-company shares posted healthy gains, with the medium-company S&P MidCap 400 Index advancing 20.02%, and the small-company Russell 2000 Index generating a 20.04% total return

Fixed-Income Performance

High-quality bonds delivered respectable returns through the first four months of the period, but later gave ground amid strengthening economic indicators and rising interest rates. As fallout from the Enron fiasco spread, investors grew increasingly selective, spurning energy service providers, telecommunications firms and issuers deemed lacking in accounting discipline.

High-yield bonds continued to recover from oversold conditions, weakened only by poor-performing telecommunications credits. Positive technical factors helped drive performance, with investors pouring more than $8 billion into the high-yield market over the six-month period. In total, the Lehman Brothers High Yield Index gained 6.64% during this time.

Outlook

While the U.S. economy has strengthened considerably from its condition of a year ago, investors must still ply murky waters over the months to come. Corporate earnings, in particular, remain a concern for both stockholders and investors in corporate bonds. Until companies in key growth sectors of the economy return to profitability, the prospects for a sustained economic recovery will be tempered. Fortunately, there is plenty of reason for optimism. Both inflation and interest rates remain low from a historical perspective, while the Federal Reserve’s attempts to revive the economy appear to be bearing fruit.

In addition, we are heartened by recent developments in the manufacturing sector, which include remarkable gains in productivity, increased capital spending and rising factory output. As industrial production increases and corporate earnings improve, investment returns should ultimately follow suit. Given the current environment, however, it may take some time for issuers to regain investors’ trust. Once confidence is finally restored to the financial markets, investors should be better-positioned to reap long-term benefits.

/s/James Abitz

James Abitz
Chief Investment Officer
Aid Association for Lutherans
AAL Capital Management Corporation

The AAL Mutual Funds Annual Report. . . Portfolio Perspective

THE AAL TECHNOLOGY STOCK FUND

A Share Ticker                 AATSX
A Share Assets           $31,362,732
B Share Assets            $2,602,475
I Share Assets            $7,899,408
A Share NAV                    $3.15
B Share NAV                    $3.09
I Share NAV                    $3.22
Number of Securities in Portfolio 81

[PHOTOS OF BRIAN FLANAGAN AND JAMES A. GROSSMAN]

There was little good news for technology investors throughout the 12-month period ended April 30th, 2002. The AAL Technology Stock Fund registered a -38.60% total return. The Fund’s market benchmark, the Goldman Sachs Technology Industry Composite Index posted a -32.64% total return.

Tech Shares Don’t Respond to Better Economic News

Expecting a recovery in technology capital spending early in 2002, we began positioning the Fund more aggressively in late 2001. The U.S. economy cooperated by posting the best year-over-year increase in the Gross Domestic Product (GDP) in over two years-5.8% growth rate. Instead of technology share prices rising in anticipation of higher levels of technology spending, market participants appear to want confirmation of the increased spending before buying the stocks.

The first half of the reporting period was marked by recessionary economic conditions and the September 11th terrorist attacks. Investors continued to trade out of technology stocks as company after company posted disappointing earnings announcements. In the second half of the reporting period, having witnessed marked improvement in the economy, we took a more aggressive posture by increasing the Fund’s investment in the semiconductor and software sectors. This strategy, along with a single soured position in Internet software and services, hampered our performance as technology spending in general continued to be very weak.

Outlook

Despite starting the year on somewhat a down note, we believe that the second half of 2002 will see a rebound in technology shares as a low interest rate environment, an expanding economy, and the need to build-up low inventories spurs investor interest.

Historically, technology spending has increased approximately six months after business profits rise. The final quarter of 2001 and the first quarter of 2002 showed a measurable improvement in corporate earnings, including the companies that make up the customer base of many technology firms. As these corporate customers gain confidence in an improving economic picture and their balance sheets, they should increase spending on technology products and services in the second half of 2002. This would provide the shot in the arm that technology firms need and bode well for underlying stock prices.

Despite a difficult year for technology stocks, we are intent on continuing our more aggressive stance related to a continued economic recovery. We will carefully monitor the Fund’s risk profile by limiting exposure to any individual security and by spreading our investments among more securities. Investors who keep their eye on the long term, we believe, will eventually be rewarded for their patience.

/s/Brian Flanagan

Brian Flanagan
Portfolio Manager

/s/James A. Grossman

James A. Grossman
Portfolio Manager

The AAL Technology Stock Fund’s shares are likely to fluctuate in value more than those of a fund investing in a broader range of industries.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

                                   Technology                        Goldman Sachs
                                   Stock Fund                 Technology Composite Index*
 1-Jul-00                           9,596.93                           10,000.00
31-Jul-00                           9,289.83                            9,440.25
31-Aug-00                          10,959.69                           10,668.14
29-Sep-00                           9,644.91                            8,940.35
31-Oct-00                           8,541.27                            8,265.10
30-Nov-00                           6,142.03                            6,372.46
29-Dec-00                           6,055.66                            5,826.41
31-Jan-00                           6,756.24                            6,782.20
28-Feb-01                           4,769.67                            4,902.05
30-Mar-01                           3,982.73                            4,221.42
30-Apr-01                           4,923.22                            5,027.12
31-May-01                           4,702.50                            4,827.02
29-Jun-01                           4,750.48                            4,839.73
31-Jul-01                           4,280.23                            4,495.22
31-Aug-01                           3,704.41                            3,909.79
28-Sep-01                           2,879.08                            3,119.46
31-Oct-01                           3,330.13                            3,620.45
30-Nov-01                           3,848.37                            4,237.39
31-Dec-01                           3,809.98                            4,162.60
31-Jan-02                           3,742.80                            4,158.05
28-Feb-02                           3,195.78                            3,602.62
28-Mar-02                           3,435.70                            3,859.03
30-Apr-02                           3,023.03                            3,386.47

*  The  Goldman  Sachs  Technology   Industry  Composite  Index  is  a  modified
capitalization-weighted  index of selected  technology stocks.  Data supplied by
Goldman Sachs.

                                  Average Annual Total Returns/1/
                                          April 30, 2002
                                                             From            Inception
                                         1-Year            Inception           Date
------------------------------------------------------------------------------------------

Class A (without sales charge)           (38.60)%          (46.91)%            7/1/00
Class A/2/ (with sales charge)           (41.01)%          (48.09)%            7/1/00

Class B (without CDSC)                   (39.41)%          (47.46)%            7/1/00
Class B/2/ (with CDSC)                   (42.44)%          (48.62)%            7/1/00
Class I/3/                               (37.96)%          (46.26)%            7/1/00

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more
or  less  than   their   original   cost.   The  Fund   primarily   invests   in
technology-related  industries;  as a  consequence,  the Fund may be  subject to greater price  volatility  than a fund investing in a broad range of industries.
At various times, the Fund's adviser waived its management fee and/or reimbursed
Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A  performance  reflects  the  maximum  sales  charge  of 4%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then  converting to Class
A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL AGGRESSIVE GROWTH FUND

A Share Ticker                 AAAGX
A Share Assets            34,907,977
B Share Assets            $3,396,014
I Share Assets            $6,673,825
A Share NAV                    $4.53
B Share NAV                    $4.44
I Share NAV                    $4.62
Number of Securities in Portfolio 62

[PHOTO OF WARREN LAMMERT]

During a year marked by widespread economic weakness, the struggling equity markets first succumbed to, and then partially rebounded from, the events of September 11. Multiple aggressive rate cuts by the Federal Reserve finally reined in the markets’ long decline as investors alternated between hope and pessimism concerning a recovery. Signs that the U.S. economy was beginning to stabilize came late in the period, but even these were balanced against continued uncertainty regarding the timing and magnitude of a long-awaited revival of corporate profits. In this unusually difficult environment, The AAL Aggressive Growth Fund posted a -32.39% total return for the year ended April 30, 2002 , trailing its benchmark, the S&P 500®, which recorded a -12.63% return over the same period.

Financials and Health Care Strong

Industry sectors that performed well this year, including financial services and health care, were those that traditionally have benefited from the relative stability of their revenue and cash flows during times of economic turmoil.

Among the Fund’s winners in the fast-growing health care market were Tenet Healthcare, Laboratory Corporation of America, and McKesson Corporation. Tenet owns and/or operates more than 100 general hospitals and related health care facilities in urban and rural communities in 17 states. Tenet has been attracting more seriously ill patients, and performing more surgeries, both of which increase revenue. The company’s solid earnings growth continues to be driven internally by operational improvements, a tight rein on costs, strong cash flow trends and debt reduction. (Please see the schedule of investments for more information about the Fund’s holdings.)

Laboratory Corp. of America, the first national clinical laboratory to fully embrace genomic testing, has been a pioneer in commercializing new diagnostic technologies. During an impressive year of price and volume gains, the company achieved steady growth and exceeded quarterly performance measures. Significant accomplishments included further expansion of its managed care business and a strengthening of its scientific expertise and market share through acquisitions and strategic partnerships. Laboratory Corp.‘s comfortable cash position leaves it poised to pursue additional opportunities.

In the financial sector, powerhouse Citigroup continued to grow despite unprecedented challenges from both the general economy and the aftermath of September 11. Unlike many of its peers, the company managed an increase in earnings for the year after absorbing significant unusual charges. Citigroup also was not nearly as exposed to major credit debacles, including Enron, Global Crossing and the debt crisis in Argentina, as were its competitors. The company recently announced a strategic alliance in which it will use Microsoft’s .NET technologies to enhance its customers’ Internet access to Citigroup’s products.

Elsewhere, Raytheon benefited from a dramatic improvement in sentiment surrounding the defense sector and from increased military spending. The company provides products and services in defense and commercial electronics, as well as business and special-mission aircraft.

On the other hand, media companies were struggling even before September’s national tragedy sent advertising revenues plummeting. Several of our holdings in this sector detracted from the Fund’s performance. AOL Time Warner, whose business concerns include Internet services, cable, entertainment and publishing, has recently formed strategic alliances with Motorola, Sony, and Nokia despite the slow-growth scenario that underlies its business plan for the coming year. Liberty Media, which was spun off from AT&T last summer, saw its revenue growth at subsidiaries Livewire and Telewest offset by the absence of gains from the sale of assets. Broadband cable network operator Comcast, majority owner of QVC, The Golf Channel and Outdoor Life Network, is expanding its high-definition TV service in major U.S. markets. And Cablevision Systems, whose interests range from cable TV to Madison Square Garden and professional sports teams, was also affected by low advertising revenues.

Outlook

Looking ahead, we have begun to see clear signs that both the economy and the financial markets are evening out. I believe our efforts to balance the Fund in response to changing market and economic conditions—such as gradually increasing our exposure to companies that stand to benefit from economic stability — will serve us well in the coming year. Therefore, I look ahead with a growing sense of optimism.

/s/Warren Lammert

Warren Lammert
Portfolio Manager

Stocks in companies that offer the potential for accelerated earnings or revenue growth are likely to have increased price volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

Date                       AAL Aggressive Growth Fund                   S&P 500*
1-Jul-00                            9,596.93                           10,000.00
31-Jul-00                           9,203.45                            9,743.22
31-Aug-00                           9,731.29                           10,348.37
29-Sep-00                           9,213.05                            9,802.08
31-Oct-00                           8,800.38                            9,760.62
30-Nov-00                           7,437.62                            8,991.09
29-Dec-00                           7,408.83                            9,035.06
31-Jan-00                           7,744.72                            9,355.62
28-Feb-01                           6,295.59                            8,502.58
30-Mar-01                           5,642.99                            7,963.94
30-Apr-01                           6,429.94                            8,582.82
31-May-01                           6,247.60                            8,640.32
29-Jun-01                           5,998.08                            8,430.01
31-Jul-01                           5,690.98                            8,347.06
31-Aug-01                           5,095.97                            7,824.54
28-Sep-01                           4,577.74                            7,192.71
31-Oct-01                           4,635.32                            7,329.87
30-Nov-01                           4,932.82                            7,892.14
31-Dec-01                           5,009.60                            7,961.28
31-Jan-02                           4,846.45                            7,845.13
28-Feb-02                           4,529.75                            7,693.87
28-Mar-02                           4,731.29                            7,983.24
30-Apr-02                           4,347.41                            7,499.21

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a trademark of The McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard
& Poor’s make no representation  regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                         Average Annual Total Returns/1/
                                 April 30, 2002

                                                         From             Inception
                                      1-Year           Inception            Date
------------------------------------------------------------------------------------

Class A (without sales charge)        (32.39)%          (35.21)%           7/1/00
Class A/2/ (with sales charge)        (35.10)%          (36.65)%           7/1/00

Class B (without CDSC)                (33.23)%          (35.92)%           7/1/00
Class B/2/ (with CDSC)                (36.57)%          (37.33)%           7/1/00

Class I/3/                            (31.76)%          (34.51)%           7/1/00

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A  performance  reflects  the  maximum  sales  charge  of 4%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then  converting to Class
A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL SMALL CAP STOCK FUND

A Share Ticker                   AASMX
B Share Ticker                   BBSMX
A Share Assets            $344,313,781
B Share Assets             $33,797,795
I Share Assets              $5,332,664
A Share NAV                     $14.82
B Share NAV                     $14.08
I Share NAV                     $15.26
Number of Securities in Portfolio  168

[PHOTO OF KEVIN SCHMITTING]

Small company stocks performed admirably in a sour overall equity environment over the 12-month period ended April 30, 2002, but The AAL Small Cap Stock Fund’s bias toward growth-oriented issues hampered its performance against its index. The Fund turned in an 11.29% total return, while its benchmark, the S&P SmallCap 600 Index, posted a 16.54% total return.

Small Caps in Favor

“Smaller is better” was the mantra throughout the reporting period as investors traded out of large-company stocks in favor of small-company shares. In the wake of large-company stock valuation run-ups of the late 1990‘s and accounting worries related to the fall of energy giant, Enron, investors sentiment shifted to the less expensive stock prices, and the less complex books, of smaller companies. The transparency and relative simplicity of small-company balance sheets made for less anxiety over hidden debt than those of their large-cap brethren. (Please see the schedule of investments for more information about the Fund’s holdings.)

While reaping many of the small-cap gains of the past year, the Fund underperformed its benchmark due to a style bias tilted toward growth stocks. This bias was an important factor in explaining the Fund’s performance. As an example, the S&P 600 Small Cap Value Index returned just over 23% for the year while the S&P 600 Small Cap Growth Index returned only 9%. The Fund’s allocation to more growth-oriented companies provided a drag on performance as many technology companies continued a pattern by reporting disappointing earnings after 1st Quarter 2002.

Outlook

An improving economy and, even more importantly, companies meeting their earnings targets should bode well for the Fund’s future performance. With our current leaning into growth stocks, an acceleration in corporate profits, especially in the technology sector, would undoubtedly jump start the portfolio. The Fund is well-diversified among many industries expecting an increase in future profits, positioning it well in the event that earnings continue to improve.

Regardless of market conditions, the Fund will continue to seek value and performance over its benchmark by making modest adjustments to sector weightings and strong stock selection. Our rigorous investment process searches for companies that exhibit a quality business model and strong management teams that have proven returns on invested capital. In addition, we search for attractive valuations, improving investor sentiment using technical analysis tools, and strong underlying research. We believe shareholders will be well served if we continue this steadfast approach to investing.

/s/Kevin Schmitting

Kevin Schmitting
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stocks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

                                The AAL Small Cap
Date                               Stock Fund                           S&P 600*
1-Jul-96                            9,596.93                           10,000.00
31-Jul-96                           9,165.07                            9,241.62
30-Aug-96                          10,316.70                            9,812.47
30-Sep-96                          10,786.95                           10,242.85
31-Oct-96                          10,441.46                           10,171.97
29-Nov-96                          10,681.38                           10,700.30
31-Dec-96                          11,008.07                           10,825.60
31-Jan-97                          11,047.38                           11,005.63
28-Feb-97                          10,565.78                           10,777.93
31-Mar-97                           9,887.61                           10,224.69
30-Apr-97                           9,671.38                           10,349.95
30-May-97                          11,145.67                           11,565.55
30-Jun-97                          11,912.30                           12,076.75
31-Jul-97                          12,452.88                           12,836.01
29-Aug-97                          12,836.20                           13,159.22
30-Sep-97                          13,789.57                           14,029.44
31-Oct-97                          13,229.34                           13,423.93
28-Nov-97                          13,101.57                           13,325.94
31-Dec-97                          12,863.43                           13,594.99
30-Jan-98                          12,646.28                           13,329.88
27-Feb-98                          13,701.00                           14,543.97
31-Mar-98                          14,145.63                           15,099.40
30-Apr-98                          14,311.08                           15,188.34
29-May-98                          13,215.00                           14,384.27
30-Jun-98                          13,235.68                           14,426.56
31-Jul-98                          12,480.83                           13,322.78
31-Aug-98                           9,647.57                           10,751.22
30-Sep-98                          10,412.76                           11,409.73
30-Oct-98                          10,950.46                           11,939.60
30-Nov-98                          11,777.69                           12,611.56
31-Dec-98                          12,543.29                           13,417.56
29-Jan-99                          12,617.83                           13,249.17
26-Feb-99                          11,350.72                           12,055.03
31-Mar-99                          11,137.76                           12,210.66
30-Apr-99                          11,595.62                           13,017.41
28-May-99                          11,829.88                           13,334.26
30-Jun-99                          12,309.04                           14,093.24
30-Jul-99                          12,490.05                           13,968.80
31-Aug-99                          11,915.06                           13,354.17
30-Sep-99                          11,915.06                           13,410.66
29-Oct-99                          11,851.18                           13,377.00
30-Nov-99                          12,745.60                           13,936.29
31-Dec-99                          14,193.73                           15,082.00
31-Jan-00                          13,586.79                           14,614.60
29-Feb-00                          15,684.44                           16,571.79
31-Mar-00                          15,876.10                           15,959.13
30-Apr-00                          15,546.02                           15,685.59
31-May-00                          15,439.54                           15,220.67
30-Jun-00                          16,536.28                           16,120.67
31-Jul-00                          15,599.26                           15,724.91
31-Aug-00                          17,302.93                           17,118.76
29-Sep-00                          17,292.28                           16,652.62
31-Oct-00                          16,898.31                           16,756.87
30-Nov-00                          15,034.91                           15,012.31
29-Dec-00                          16,728.44                           16,861.68
31-Jan-01                          17,729.40                           17,584.54
28-Feb-01                          16,540.77                           16,511.53
30-Mar-01                          15,489.76                           15,754.31
30-Apr-01                          16,753.47                           16,955.10
31-May-01                          17,266.46                           17,279.45
29-Jun-01                          17,788.88                           17,912.74
31-Jul-01                          17,512.11                           17,613.24
31-Aug-01                          17,071.79                           17,211.66
28-Sep-01                          14,857.61                           14,884.99
31-Oct-01                          15,989.86                           15,678.81
30-Nov-01                          17,071.79                           16,825.71
31-Dec-01                          18,241.78                           17,964.31
31-Jan-02                          18,191.45                           18,120.95
28-Feb-02                          17,499.53                           17,809.27
28-Mar-02                          18,682.10                           19,216.03
30-Apr-02                          18,644.35                           19,759.07

* An unmanaged index  comprised of 600 stocks designed to represent  performance of the small-cap segment of the U.S. equity markets.  “S&P SmallCap 600
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed for use by AAL. The product is not sponsored,  endorsed, or promoted by
Standard   &   Poor’s   and  Standard   &   Poor’s   makes  no
representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                                          Average Annual Total Returns/1/
                                                  April 30, 2002

                                                                    From        Inception
                                      1-Year        5-Year        Inception       Date
--------------------------------------------------------------------------------------------

Class A (without sales charge)        11.29%         14.03%         12.06%      7/1/96
Class A/2/ (with sales charge)         6.82%         13.10%         11.27%      7/1/96

Class B (without CDSC)                10.11%         12.92%          9.46%      1/8/97
Class B/2/ (with CDSC)                 5.11%         12.80%          9.46%      1/8/97
Class I/3/                            11.90%            N/A         10.43%    12/29/97

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of
4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL SMALL CAP INDEX FUND II+

A Share Assets             $21,572,255
B Share Assets              $2,065,182
A Share NAV                     $11.42
B Share NAV                     $11.25
Number of Securities in Portfolio  601

[PHOTO OF KEVIN R. BRIMMER]

Small-company stocks thrived, even as their larger-company brethren struggled, over the one-year period ended April 30, 2002. The AAL Small Cap Index Fund II returned 14.53% for the one-year reporting period, while the Fund’s benchmark, the S&P SmallCap 600 Index posted a return of 16.54% for the same period. The difference in return between the Fund and the Index is primarily the result of expenses, transaction costs and incremental weighting variances between the Fund and the Index, with expenses currently representing the majority of the return differential between the Fund and the S&P SmallCap 600 Index.

Small-capitalization stocks outperformed mid- and large-cap stocks quite handily. For the period, large-cap stocks, as measured by the S&P 500®, were down 12.63% and mid-cap stocks, as measured by the S&P MidCap 400 Index were up only 6.57%. The sectors underlying the strong small-company performance were the consumer discretionary, financials, and industrials spaces.

As an index portfolio, the Fund does not make active decisions regarding sector weightings or individual security holdings. The goal of the Fund is to match the performance of the S&P SmallCap 600 Index. To achieve this, we utilize a full replication strategy for the Fund; in other words, all 600 securities are purchased in approximately the same weight as in the Index. Fund performance will be impacted by transaction fees and expenses, whereas the Index has no costs associated with it.

As the Fund grows in size, expenses and transaction costs will have less of an impact on performance, as they will be spread across a larger asset base. A larger fund will also be able to match the characteristics of the Index more closely. In terms of cash, the Fund maintains a low level of cash (less than 2%) at all times; however, even a small amount of cash can result in some tracking variance.

/s/Kevin R. Brimmer

Kevin R. Brimmer
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

+This Fund is not available to institutional class investors.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

Date                       AAL Small Cap Index Fund II                  S&P 600*
1-Jul-00                            9,596.93                           10,000.00
31-Jul-00                           9,203.45                            9,637.06
31-Aug-00                          10,009.60                           10,491.29
29-Sep-00                           9,721.69                           10,205.61
31-Oct-00                           9,769.67                           10,269.50
30-Nov-00                           8,742.80                            9,200.34
29-Dec-00                           9,782.83                           10,333.73
31-Jan-00                          10,151.63                           10,776.74
28-Feb-01                           9,511.08                           10,119.14
30-Mar-01                           9,064.64                            9,655.08
30-Apr-01                           9,734.30                           10,390.99
31-May-01                           9,899.29                           10,589.77
29-Jun-01                          10,240.73                           10,977.88
31-Jul-01                          10,055.24                           10,794.33
31-Aug-01                           9,820.95                           10,548.22
28-Sep-01                           8,503.03                            9,122.31
31-Oct-01                           8,932.57                            9,608.81
30-Nov-01                           9,557.36                           10,311.69
31-Dec-01                          10,191.92                           11,009.48
31-Jan-02                          10,260.25                           11,105.48
28-Feb-02                          10,084.53                           10,914.47
28-Mar-02                          10,855.76                           11,776.60
30-Apr-02                          11,148.63                           12,109.41

*An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap  segment of the U.S.  equity markets.  “S&P  SmallCap 600
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed for use by AAL. The product is not sponsored,  endorsed, or promoted by
Standard   &   Poor’s   and  Standard   &   Poor’s   makes  no
representation regarding the advisability of investing in the product. It is not possible to invest  directly  in the Index.  Index funds are subject to the same market risks associated with the stocks in their respective indexes.

                                  Average Annual Total Returns/1/
                                          April 30, 2002

                                                          From            Inception
                                        1-Year          Inception           Date
-----------------------------------------------------------------------------------------
Class A (without sales charge)           14.53%           8.56%            7/1/00
Class A/2/ (with sales charge)            9.93%           6.14%            7/1/00
Class B (without CDSC)                   13.62%           7.68%            7/1/00
Class B/2/ (with CDSC)                    8.62%           5.60%            7/1/00

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A  performance  reflects  the  maximum  sales  charge  of 4%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then  converting to Class
A shares after the fifth year.

THE AAL SMALL CAP VALUE FUND

A Share Assets           $22,262,158
B Share Assets            $2,292,316
I Share Assets            $3,513,535
A Share NAV                   $11.65
B Share NAV                   $11.59
I Share NAV                   $11.71
Number of Securities in Portfolio 69

[PHOTO OF CHRIS SERRA]

Conditions were near ideal for small-company value stocks as investors continued to exit both the large company capitalization range and the growth style throughout the twelve-month period ended April 30, 2002. The AAL Small Cap Value Fund enjoyed this surge in investor interest, posting a 16.50% total return since its inception date of July 17, 2001. The Fund’s benchmark, the S&P 600 Barra Value Index, recorded a 17.27% return over the identical period.

Investors Seek Bargains and Simplicity

Small company value stock returns benefited twofold; from both investor flight from growth-oriented shares still burdened by high relative valuations built up in the late 1990‘s, as well as worries over accounting practices that typically hurt larger, more complex companies. Small company value shares, shunned for much of the NASDAQ run-up during the technology boom, looked increasingly attractive in terms of both valuation and balance sheet decipherability.

The Fund basked in this nurturing environment and shared in wide small-company value stock gains but was edged by its benchmark owing primarily to an overweight position in technology companies. Despite these holdings modest impairment of the Fund’s performance over the near term, we continue to believe that many high-quality technology companies are excellent bargains and will reward patient investors over the long term.

We are also hesitant to invest in the types of distressed companies that saw stock price recoveries in 2002 when it became apparent that the U.S. economy was shaking out of its slumber. Buoyed by better economic news, many of these struggling firms saw their stock prices bounce off bottoms. Their representation in the Fund’s benchmark, and our unwillingness to own them, slightly hindered our performance. Over the long term, we believe that owning attractively priced, high-quality businesses will reward our investors with superior returns.

Outlook

Looking ahead, we believe that recessionary conditions are largely past and that the economy will continue to improve. Subsequently, business conditions should improve meaningfully, and with many smaller companies having restructured their operations, streamlined processes, and lowered costs during last year’s downturn, revenues should rise. In anticipation of a sharp bounce in earnings and cash flow, we have added to cyclical businesses in the technology, consumer products, electronic capital goods, and industrial areas. These cyclical industries have historically benefited early in economic recoveries and should position the Fund well for future gains.

The Fund will continue to seek a combination of high-quality businesses and attractive prices. Our selection process is steeped in disciplined, rigorous fundamental research that concentrates on a particular business or industry’s intermediate and long-term outlook, as well as the stock price of an individual firm in relation to the intrinsic value of its business. The past couple of years have clearly shown the advantage of having exposure to small-company value stocks and we believe the Fund is positioned well to capture future opportunities.

/s/Chris Serra

Chris Serra
Portfolio Manager

Small-company stock prices are generally more volatile than large-company stock prices.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Since the Fund has been in existence for less than one year, mountain chart performance has not been shown.

                                        Total Returns/1/
                                         April 30, 2002

                                              From              Inception
                                          Inception/2/            Date
-------------------------------------------------------------------------------
 Class A (without sales charge)             16.50%                7/17/01
 Class A/3/ (with sales charge)             11.80%                7/17/01

 Class B (without CDSC)                     15.90%                7/17/01
 Class B/3/ (with CDSC)                     10.90%                7/17/01
 Class I/4/                                 17.10%                7/17/01

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Total returns are not annualized  and measure the  cumulative  change in the value of an investment in the Fund.

/3/ Class A  performance  reflects  the  maximum  sales  charge  of 4%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then  converting to Class
A shares after the fifth year.

/4/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL MID CAP STOCK FUND

A Share Ticker                   AASCX
B Share Ticker                   BBSCX
A Share Assets            $836,473,634
B Share Assets             $33,089,655
I Share Assets             $24,785,825
A Share NAV                     $13.01
B Share NAV                     $12.20
I Share NAV                     $13.31
Number of Securities in Portfolio  121

[PHOTO OF MICHAEL R. HOCHHOLZER]

Medium-sized company stocks turned in mixed performances with the more value-oriented companies outperforming those with a growth bearing. With this environment as a backdrop, The AAL Mid Cap Stock Fund posted a -9.36% total return. The Fund’s benchmark, the S&P MidCap 400 Index, posted a 6.57% return over the same period.

Value Stocks in Favor

Value stocks continued a second year of very strong performance in the medium-company capitalization range, spurred by investors shunning growth offerings. Growth company performance was hampered by poor earnings announcements, more complex accounting statements, and a weak economy. The Fund’s underperformance was primarily a result of its decided tilt toward growth stocks. With the economic weakness of early 2001 showing signs of abating, we positioned the Fund in a more aggressive manner to better benefit from an economic recovery. The events of September 11th, coupled with a still sputtering economy, combined to stall growth stock prospects and rendered our relatively more assertive positions inert.

The Enron breakdown put a severe crimp in the Fund’s performance and did so in several interconnected ways. First, an energy company position, backed by Enron’s resources, that had been a stellar performer for several years declined precipitously in the wake of the troubled energy trading company’s negative news. Second, the Fund’s utilities holdings suffered as the entire sector was weighed down by the plight of the energy giant. Finally, the aggressive accounting methods Enron had employed cast a suspicious light on any company that was highly leveraged. The last point is especially cogent as the Fund had a substantial overweight in growth stocks over the reporting period, which typically are more leveraged on future earnings potential. (Please see the schedule of investments for more information about the Fund’s holdings.)

The Fund benefited from an overweight position in the energy and financials sectors, but drew vigor from a wide variety of strong stock selections in such varied areas as health care, defense, and paper and basic materials. The array of compelling companies in so many different sectors of the U.S. economy, we believe, provide solid underpinnings for future performance.

Outlook

With time, value stocks will invariably look less attractive to investors. The general unease in the world, accounting woes, and the weakened economy have combined to create nurturing conditions for safer, but less promising, value-oriented companies. As the U.S. economy again begins to grow and prosper, and investors feel more secure, we believe the stock market will follow suit. History has demonstrated that it is best to have allocations to both growth and value stocks in a variety of capitalization ranges. We think medium-company stocks provide both a measure of stability in terms of product line and management experience, as well as intriguing future growth prospects. The Fund will continue to invest in both value and growth stocks, seeking companies that have a competitive advantage of their peers. With a discerning eye on valuations and a disciplined approach to sector weightings, we believe the Fund is well positioned to reward patient investors.

/s/Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

Mid-sized company stocks prices are generally more volatile than large-company stock prices.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

                                 The AAL Mid Cap                     The S&P Mid
Date                               Stock Fund                           Cap 400*
30-Jun-93                           9,596.93                           10,000.00
30-Jul-93                           9,491.36                            9,980.80
31-Aug-93                           9,923.22                           10,392.91
30-Sep-93                          10,393.47                           10,502.66
29-Oct-93                          10,268.71                           10,536.89
30-Nov-93                           9,942.42                           10,303.82
31-Dec-93                          10,422.26                           10,782.12
31-Jan-94                          10,758.16                           11,032.91
28-Feb-94                          10,786.95                           10,876.36
31-Mar-94                          10,019.19                           10,372.56
29-Apr-94                           9,961.61                           10,449.74
31-May-94                           9,404.99                           10,350.78
30-Jun-94                           8,598.85                            9,994.30
29-Jul-94                           8,637.24                           10,332.70
31-Aug-94                           9,443.38                           10,873.83
30-Sep-94                           9,510.56                           10,670.92
31-Oct-94                           9,932.82                           10,787.55
30-Nov-94                           9,577.74                           10,301.04
30-Dec-94                           9,923.22                           10,395.60
31-Jan-95                           9,520.15                           10,504.34
28-Feb-95                          10,009.60                           11,054.97
31-Mar-95                          10,508.64                           11,246.78
28-Apr-95                          10,479.85                           11,472.61
31-May-95                          10,614.20                           11,749.45
30-Jun-95                          11,631.48                           12,227.77
31-Jul-95                          12,811.90                           12,865.69
31-Aug-95                          12,735.12                           13,103.58
29-Sep-95                          13,522.07                           13,421.21
31-Oct-95                          13,742.80                           13,075.88
30-Nov-95                          14,309.02                           13,646.90
29-Dec-95                          14,337.81                           13,612.92
31-Jan-96                          14,299.42                           13,810.45
29-Feb-96                          14,980.81                           14,279.86
29-Mar-96                          15,095.97                           14,450.94
30-Apr-96                          16,410.75                           14,892.27
31-May-96                          17,024.95                           15,093.61
28-Jun-96                          15,950.10                           14,867.06
31-Jul-96                          14,059.50                           13,861.30
30-Aug-96                          15,028.79                           14,660.68
30-Sep-96                          15,825.34                           15,299.89
31-Oct-96                          15,009.60                           15,344.41
29-Nov-96                          15,796.55                           16,208.76
31-Dec-96                          15,591.79                           16,226.75
31-Jan-97                          16,154.38                           16,835.90
28-Feb-97                          15,603.27                           16,697.51
31-Mar-97                          14,455.12                           15,985.70
30-Apr-97                          14,592.90                           16,400.21
30-May-97                          16,154.38                           17,834.24
30-Jun-97                          16,843.26                           18,335.21
31-Jul-97                          17,934.00                           20,150.57
29-Aug-97                          17,968.44                           20,126.19
30-Sep-97                          19,288.81                           21,283.05
31-Oct-97                          18,358.81                           20,357.02
28-Nov-97                          18,266.96                           20,658.71
31-Dec-97                          18,403.73                           21,460.48
30-Jan-98                          17,971.90                           21,051.87
27-Feb-98                          19,280.10                           22,796.02
31-Mar-98                          20,080.26                           23,824.12
30-Apr-98                          20,232.67                           24,258.91
29-May-98                          19,051.48                           23,167.50
30-Jun-98                          19,419.81                           23,313.68
31-Jul-98                          18,213.22                           22,409.81
31-Aug-98                          14,187.00                           18,238.45
30-Sep-98                          15,291.99                           19,941.01
30-Oct-98                          16,269.97                           21,723.14
30-Nov-98                          17,171.74                           22,807.12
31-Dec-98                          18,785.99                           25,562.68
29-Jan-99                          18,732.16                           24,567.52
26-Feb-99                          17,669.06                           23,281.17
31-Mar-99                          18,140.05                           23,931.64
30-Apr-99                          18,691.79                           25,819.37
28-May-99                          19,391.55                           25,931.17
30-Jun-99                          20,468.11                           27,319.78
30-Jul-99                          20,225.89                           26,739.24
31-Aug-99                          19,539.58                           25,822.62
30-Sep-99                          19,108.96                           25,025.47
29-Oct-99                          19,862.55                           26,300.77
30-Nov-99                          20,683.43                           27,681.30
31-Dec-99                          22,228.61                           29,326.40
31-Jan-00                          21,261.53                           28,500.57
29-Feb-00                          23,537.01                           30,495.04
31-Mar-00                          24,475.65                           33,047.17
28-Apr-00                          23,793.00                           31,893.16
31-May-00                          23,465.90                           31,495.13
30-Jun-00                          24,944.97                           31,957.80
31-Jul-00                          24,774.30                           32,462.73
31-Aug-00                          27,789.32                           36,087.19
29-Sep-00                          28,002.64                           35,840.00
31-Oct-00                          26,793.79                           34,624.66
30-Nov-00                          23,807.22                           32,011.19
29-Dec-00                          26,679.99                           34,460.05
31-Jan-01                          26,437.45                           35,227.47
28-Feb-01                          24,774.28                           33,217.04
30-Mar-01                          22,677.99                           30,747.36
30-Apr-01                          25,519.24                           34,139.40
31-May-01                          25,761.79                           34,934.51
29-Jun-01                          25,442.86                           34,793.37
31-Jul-01                          24,002.70                           34,274.95
31-Aug-01                          22,615.88                           33,153.82
28-Sep-01                          19,806.67                           29,029.82
31-Oct-01                          20,588.98                           30,313.80
30-Nov-01                          21,424.63                           32,568.85
31-Dec-01                          22,295.84                           34,251.36
31-Jan-02                          21,904.69                           34,073.59
28-Feb-02                          21,815.79                           34,115.50
28-Mar-02                          23,273.73                           36,554.08
30-Apr-02                          23,131.49                           36,383.37

*An unmanaged index comprised of 400 stocks designed to represent performance of the  mid-cap  segment  of the U.S.  equity  markets.  “S&P  MidCap  400
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed  for  use by AAL.  The  product  is not  sponsored,  endorsed,  sold or promoted by Standard &  Poor’s  and Standard  & Poor’s  make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                                           Average Annual Total Returns/1/
                                                   April 30, 2002

                                                                    From         Inception
                                       1-Year         5-Year      Inception        Date
------------------------------------------------------------------------------------------------
Class A (without sales charge)          (9.36)%       9.65%         10.47%        6/30/93
Class A/2/ (with sales charge)         (12.96)%       8.76%          9.95%        6/30/93

Class B (without CDSC)                 (10.44)%       8.42%          6.45%         1/8/97
Class B/2/ (with CDSC)                 (14.80)%       8.28%          6.45%         1/8/97

Class I/3/                              (8.86)%         N/A          6.70%       12/29/97

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of
4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL MID CAP INDEX FUND II+

A Share Ticker                   AAMIX
A Share Assets             $29,205,788
B Share Assets              $2,669,167
A Share NAV                     $10.71
B Share NAV                     $10.53
Number of Securities in Portfolio  400

[PHOTO OF KEVIN R. BRIMMER]

Medium-sized company stocks finished the fiscal year in the middle of the equity pack, outperforming large-caps but posting returns sizably lower than small-cap stocks. The AAL Mid Cap Index Fund II recorded a total return of 4.94% for the one-year period ended April 30, 2002. For the same time period, the S&P MidCap 400 Index was up 6.57%. The difference in returns is the result of expenses, transaction costs, and small variances in weightings between the Fund and the Index.

Mid-cap stocks experienced a rebound in the last six months. The stocks that most contributed to the positive result were generally found in the consumer discretionary, financials, and industrial sectors. The sectors that provided drag on performance were the information technology, energy, and telecommunication services areas.

As an index portfolio, The AAL MidCap Index Fund II does not make active allocation decisions based on our outlook for the market. The Fund is passively managed with the primary goal of replicating the S&P MidCap 400 Index—purchasing all 400 securities in proportions, as close as practical, to those of the Index. Differences in performance between the Fund and the Index are the result of management fees, costs for transactions, the small amount of cash held by the Fund, and minor variances in the proportion of each security relative to the Index. As always, it is our objective to minimize the impact of the various factors that can create “tracking error” relative to the Index, thereby aligning performance of the Fund as close to the Index as possible. The causes of variance in performance (relative to the Index) will have less of an impact as the portfolio grows in size.

/s/Kevin R. Brimmer

Kevin R. Brimmer
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

+This Fund is not available to institutional class investors.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

Date                      The AAL Mid Cap Index Fund II              S&P 400 Index*
1-Jul-00                            9,596.93                           10,000.00
31-Jul-00                           9,520.15                            9,957.91
31-Aug-00                          10,566.22                           11,069.71
29-Sep-00                          10,460.65                           10,993.88
31-Oct-00                          10,067.18                           10,621.08
30-Nov-00                           9,289.83                            9,819.40
29-Dec-00                          10,032.12                           10,570.59
31-Jan-00                          10,215.05                           10,805.99
28-Feb-01                           9,618.13                           10,189.29
30-Mar-01                           8,896.05                            9,431.72
30-Apr-01                           9,858.82                           10,472.23
31-May-01                          10,080.26                           10,716.13
29-Jun-01                          10,022.49                           10,672.83
31-Jul-01                           9,849.19                           10,513.81
31-Aug-01                           9,521.85                           10,169.90
28-Sep-01                           8,347.26                            8,904.87
31-Oct-01                           8,693.86                            9,298.73
30-Nov-01                           9,319.67                            9,990.46
31-Dec-01                           9,795.52                           10,506.57
31-Jan-02                           9,727.90                           10,452.04
28-Feb-02                           9,727.90                           10,464.90
28-Mar-02                          10,413.78                           11,212.93
30-Apr-02                          10,346.15                           11,160.56

*An unmanaged index comprised of 400 stocks designed to represent performance of the mid cap  segment  of the  U.S.  equity  markets.  “S&P  MidCap  400
Index”  is a trademark  of The  McGraw-Hill  Companies,  Inc.  and has been licensed  for  use by AAL.  The  product  is not  sponsored,  endorsed,  sold or promoted by Standard &  Poor’s  and Standard  & Poor’s  make no representation regarding the advisability of investing in the product. It is not possible to invest  directly  in the Index.  Index funds are subject to the same market risks associated with the stocks in their respective indexes.

                                    Average Annual Total Returns/1/
                                            April 30, 2002

                                                              From          Inception
                                         1-Year             Inception         Date
------------------------------------------------------------------------------------------
Class A (without sales charge)             4.94%             4.21%            7/1/00
Class A/2/ (with sales charge)             0.71%             1.88%            7/1/00

Class B (without CDSC)                     3.89%             3.25%            7/1/00
Class B/2/ (with CDSC)                    (1.11)%            1.09%            7/1/00

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A  performance  reflects  the  maximum  sales  charge  of 4%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then  converting to Class
A shares after the fifth year.

THE AAL INTERNATIONAL FUND

A Share Ticker                 AAITX
B Share Ticker                 BBITX
A Share Assets          $166,500,874
B Share Assets           $10,283,745
I Share Assets            $3,010,003
A Share NAV                    $8.62
B Share NAV                    $8.50
I Share NAV                    $8.68
Number of Securities in Portfolio 67

[PHOTOS OF KATHLEEN M. HARRIS AND L. SEAN ROCHE]

Global stocks ran an extraordinary cycle in the twelve-months ended April 30, 2002. From the depths of a fierce bear market to the shocking tragedy of September 11, to a robust recovery and finally to uncertainty about that recovery’s sustainability, investors were buffeted by volatility and unpredictability throughout the period. In this rollercoaster-like atmosphere, The AAL International Fund posted a -17.27% total return, while the Fund’s market benchmark, the Morgan Stanley EAFE (Europe and Australasia, Far East Equity) Index recorded a -13.88% total return.

Stock Selection Key

The Fund struggled early in the fiscal year against an environment that was extremely hostile to our earnings-driven, growth-biased style. The value sector of the market far outperformed growth, and within the value style, only the sectors that offered the highest perception of safety, such as food, pharmaceuticals and utilities escaped the market’s wrath. Late in 2002, the equity markets righted themselves with a focus on fundamentals. While volatility remains the order of the day, it is reassuring to see investors reward companies with superior earnings prospects rather than simply running for the hills.

During the depths of the bear market, we expected that when the panic subsided, and fundamentals mattered more than safety, that stock selection would play a key role in the portfolio’s resurgence. While the environment has improved somewhat, the market remains ruthless in distinguishing the winners from the losers – good stock selection is key. Positive stock selection was evident in numerous areas, including the consumer discretionary area. Automaker Nissan Motors, publisher Reed International, Japanese tiremaker Bridgestone Tire and U.K. retailer Marks & Spencer all made positive contributions to performance. (Please see the schedule of investments for more information about the Fund’s holdings.)

The Japanese market rallied with the close of the Japanese fiscal year end in March 2002, both due to technical reasons (intervention by the authorities in price-keeping operations, and restrictions on short-selling) as well as budding conviction in economic recovery. In addition to Nissan and Bridgestone, the Fund enjoyed strong performance from its Japanese technology holdings. Tokyo Electron, Sharp, and Shin-Etsu Chemical were all strong performers in the second half of the fiscal year.

Outlook

A weaker U.S. dollar is now in evidence as foreign currencies have begun making inroads against its longstanding dominance. There are several fundamental factors that support this trend. The U.S. account deficit, for example, already large at 4% of GDP, looks likely to deteriorate even further. The US advantage in economic and earnings growth that persisted through much of the 1990s has diminished substantially. And importantly, the Enron scandal has called into question whether the long-assumed US advantage in accounting and disclosure standards is real or illusory.

Foreign stock markets have outperformed the US by a wide margin since markets turned last September. We think that signs have begun to emerge in recent months that bode very well for investors in international markets. Overseas markets are at historic levels of cheapness relative to a US market that still appears very fully priced, and fundamentals are good. Over recent years, international stock investing has not fully rewarded investors for the risk taken on. With the cyclicality of the markets, and international stocks recent attractiveness, we feel that patient investors will be rewarded.

/s/Kathleen M. Harris

Kathleen M. Harris
Portfolio Manager

/s/L. Sean Roche

L. Sean Roche
Portfolio Manager

Foreign investments involve additional risk including currency fluctuations and greater political, economic and market instablity, and different accounting standards as compared with domestic investments.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

Date                        The AAL International Fund                EAFE Index*
1-Aug-95                            9,596.93                           10,000.00
31-Aug-95                           9,616.12                            9,618.54
29-Sep-95                           9,577.74                            9,806.39
31-Oct-95                           9,558.54                            9,542.79
30-Nov-95                           9,558.54                            9,808.31
29-Dec-95                           9,735.51                           10,203.49
31-Jan-96                          10,149.17                           10,245.38
29-Feb-96                          10,110.69                           10,280.01
29-Mar-96                          10,264.61                           10,498.32
30-Apr-96                          10,659.04                           10,803.54
31-May-96                          10,601.32                           10,604.73
28-Jun-96                          10,649.42                           10,664.42
31-Jul-96                          10,293.47                           10,352.73
30-Aug-96                          10,322.33                           10,375.41
30-Sep-96                          10,514.73                           10,651.04
31-Oct-96                          10,610.94                           10,542.04
29-Nov-96                          10,986.12                           10,961.48
31-Dec-96                          10,923.86                           10,820.49
31-Jan-97                          11,123.20                           10,441.70
28-Feb-97                          11,372.38                           10,612.59
31-Mar-97                          11,352.44                           10,651.01
30-Apr-97                          11,332.51                           10,707.53
30-May-97                          11,850.79                           11,404.31
30-Jun-97                          12,209.61                           12,033.22
31-Jul-97                          12,289.34                           12,227.90
29-Aug-97                          11,890.66                           11,314.67
30-Sep-97                          12,060.10                           11,948.50
31-Oct-97                          11,372.38                           11,030.08
28-Nov-97                          11,183.00                           10,917.64
31-Dec-97                          11,030.07                           11,012.87
30-Jan-98                          11,324.64                           11,516.53
27-Feb-98                          11,728.31                           12,255.50
31-Mar-98                          12,088.34                           12,632.87
30-Apr-98                          12,164.71                           12,732.86
29-May-98                          12,284.73                           12,671.05
30-Jun-98                          12,131.98                           12,766.97
31-Jul-98                          12,011.97                           12,896.40
31-Aug-98                          10,975.52                           11,298.67
30-Sep-98                          10,615.49                           10,952.27
30-Oct-98                          11,171.90                           12,093.94
30-Nov-98                          11,771.95                           12,713.52
31-Dec-98                          12,250.26                           13,215.07
29-Jan-99                          12,765.46                           13,176.05
26-Feb-99                          12,330.40                           12,862.04
31-Mar-99                          12,525.03                           13,398.92
30-Apr-99                          12,994.43                           13,941.84
28-May-99                          12,547.93                           13,223.84
30-Jun-99                          12,914.29                           13,739.40
30-Jul-99                          13,269.21                           14,147.78
31-Aug-99                          13,647.02                           14,199.45
30-Sep-99                          13,864.54                           14,342.38
29-Oct-99                          14,379.74                           14,879.59
30-Nov-99                          15,169.71                           15,396.58
31-Dec-99                          17,108.75                           16,778.45
31-Jan-00                          16,467.46                           15,712.37
29-Feb-00                          17,658.43                           16,135.34
31-Mar-00                          17,601.17                           16,760.81
28-Apr-00                          16,101.01                           15,878.81
31-May-00                          15,562.78                           15,490.98
30-Jun-00                          16,307.14                           16,096.81
31-Jul-00                          15,654.39                           15,421.95
31-Aug-00                          15,952.14                           15,555.81
29-Sep-00                          15,001.65                           14,798.37
31-Oct-00                          14,440.52                           14,448.80
30-Nov-00                          13,684.71                           13,906.97
29-Dec-00                          14,007.83                           14,401.28
31-Jan-01                          14,151.25                           14,393.85
28-Feb-01                          12,884.33                           13,314.77
30-Mar-01                          11,904.26                           12,427.19
30-Apr-01                          12,621.39                           13,290.78
31-May-01                          12,071.59                           12,821.70
29-Jun-01                          11,569.61                           12,297.36
31-Jul-01                          11,282.76                           12,073.61
31-Aug-01                          10,732.96                           11,767.64
28-Sep-01                           9,525.80                           10,575.69
31-Oct-01                           9,752.89                           10,846.56
30-Nov-01                          10,242.93                           11,246.39
31-Dec-01                          10,321.14                           11,313.21
31-Jan-02                           9,788.13                           10,712.08
28-Feb-02                          10,006.18                           10,787.22
28-Mar-02                          10,466.51                           11,370.72
30-Apr-02                          10,442.28                           11,446.07

*The MSCI EAFE Index® is an unmanaged market capitalization-weighted equity index composed of a sample of companies  representative  of the market structure in 20  countries.  Constituent  stocks  are  selected  on the basis of  industry representation,  liquidity and  sufficient  float.  It is not possible to invest directly in the Index.

                                          Average Annual Total Returns/1/
                                                  April 30, 2002

                                                                  From        Inception
                                       1-Year       5-Year       Inception      Date
------------------------------------------------------------------------------------------
Class A (without sales charge)       (17.27)%       (1.62)%         1.26%        8/1/95
Class A/2/ (with sales charge)       (20.57)%       (2.42)%         0.64%        8/1/95

Class B (without CDSC)               (18.09)%       (2.67)%        (1.87)%       1/8/97
Class B/2/ (with CDSC)               (22.18)%       (2.83)%        (1.87)%       1/8/97

Class I/3/                           (16.61)%         N/A          (1.36)%     12/29/97

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of
4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL CAPITAL GROWTH FUND

A Share Ticker                 AALGX
B Share Ticker                 BBLGX
I Share Ticker                 IILGX
A Share Assets        $3,385,532,076
B Share Assets          $126,415,110
I Share Assets           $65,871,374
A Share NAV                   $29.84
B Share NAV                   $28.67
I Share NAV                   $29.90
Number of Securities in Portfolio 92

[PHOTO OF FREDERICK L. PLAUTZ]

Weak corporate earnings and conflicting economic data curbed large-company stock gains during the twelve-month period ended April 30, 2002. For the period, The AAL Capital Growth Fund posted a -13.86% total return, while its market benchmark, the S&P 500®, recorded a -12.63% return during this time.

Financial Statements Scrutinized

Stocks rallied early in the period behind declining short-term interest rates and encouraging developments in the campaign against terrorism. Both growth and value stocks showed resilience in November and December, with semiconductors, basic materials and capital equipment shares posting the largest gains. During this time, we were able to shore up the Fund’s relative performance by increasing our position in cyclical stocks, which delivered healthy returns.

Stocks sold off broadly in January, as investors renewed their focus on company fundamentals. Despite economic reports indicating strong consumer spending and fewer jobless claims, a stagnant corporate earnings environment kept market participants on the defensive. Investors also showed increasing concern about the integrity of corporate financial statements following the high-profile collapse of energy trader Enron Corp. Consequently, issuers with high short-term debt loads or balance sheet uncertainty came under heavy selling pressure. In January and February, the Fund was hurt by an underweighting in consumer staples issues and above-average exposure to the technology sector. (Please see the schedule of investments for more information about the Fund’s holdings.)

Large-company stocks gained momentum in March, but retreated in April following the Federal Reserve’s shift to a neutral bias. While the Fund’s cable company holdings underperformed during this time, our decision to underweight telecommunications and technology shares proved beneficial to relative performance.

Outlook

After saturating the financial markets with liquidity in the third quarter of 2001, we expect the Federal Reserve to leave monetary policy unchanged over the summer months. With the Fed on the sidelines, large-company stock performance is likely to hinge on corporate earnings. While recent economic reports point to an upturn in the economy, few large companies have been rewarded with increased profits. Until earnings improve and investors become less anxious, we expect to see continued stock market volatility.

Regardless of market conditions, we intend to stay fully invested and tax-efficient in our trading. Using a blended investment approach, we will seek out reasonably valued growth stocks, as well as value stocks with attractive risk/reward characteristics. One of our primary stock selection techniques will involve tracking issuers’ internal trading patterns. The decisions that key personnel make in trading their own stock can often speak volumes about a company’s growth prospects. In addition, we will keep close watch over stock valuations and earnings estimates revisions. We believe the end result will be a diversified stock portfolio that generates competitive long-term returns for our shareholders.

/s/Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

                                    The AAL Capital
Date                                  Growth Fund                          S&P 500*
30-Apr-92                              9,597.27                           10,000.00
29-May-92                              9,658.70                           10,049.00
30-Jun-92                              9,522.18                            9,899.47
31-Jul-92                              9,865.38                           10,303.86
31-Aug-92                              9,748.26                           10,092.94
30-Sep-92                              9,824.04                           10,211.54
30-Oct-92                              9,941.16                           10,246.77
30-Nov-92                             10,154.73                           10,595.67
31-Dec-92                             10,158.86                           10,725.68
29-Jan-93                              9,984.91                           10,815.34
26-Feb-93                             10,263.23                           10,962.76
31-Mar-93                             10,381.52                           11,194.07
30-Apr-93                             10,318.90                           10,923.51
31-May-93                             10,478.94                           11,215.71
30-Jun-93                             10,444.14                           11,248.58
30-Jul-93                             10,354.55                           11,203.36
31-Aug-93                             10,649.59                           11,628.41
30-Sep-93                             10,530.17                           11,539.22
29-Oct-93                             10,790.08                           11,777.97
30-Nov-93                             10,691.74                           11,665.73
31-Dec-93                             10,774.12                           11,806.76
31-Jan-94                             10,852.45                           12,208.19
28-Feb-94                             10,574.73                           11,876.86
31-Mar-94                             10,175.95                           11,359.03
29-Apr-94                             10,318.37                           11,504.65
31-May-94                             10,332.61                           11,693.45
30-Jun-94                             10,106.88                           11,406.84
29-Jul-94                             10,351.81                           11,781.44
31-Aug-94                             10,647.16                           12,264.48
30-Sep-94                             10,503.08                           11,964.61
31-Oct-94                             10,762.42                           12,233.46
30-Nov-94                             10,438.25                           11,787.92
30-Dec-94                             10,625.84                           11,962.73
31-Jan-95                             10,891.30                           12,272.92
28-Feb-95                             11,247.77                           12,751.20
31-Mar-95                             11,444.96                           13,127.49
28-Apr-95                             11,801.43                           13,514.09
31-May-95                             12,210.99                           14,054.25
30-Jun-95                             12,367.99                           14,380.73
31-Jul-95                             12,788.15                           14,857.60
31-Aug-95                             12,734.68                           14,894.89
29-Sep-95                             13,338.18                           15,523.45
31-Oct-95                             13,269.43                           15,468.03
30-Nov-95                             13,765.98                           16,147.08
29-Dec-95                             13,919.51                           16,458.07
31-Jan-96                             14,496.53                           17,018.31
29-Feb-96                             14,520.24                           17,176.07
29-Mar-96                             14,496.53                           17,341.47
30-Apr-96                             14,852.22                           17,597.08
31-May-96                             15,176.30                           18,050.91
28-Jun-96                             15,164.44                           18,119.69
31-Jul-96                             14,481.65                           17,319.16
30-Aug-96                             14,783.35                           17,684.42
30-Sep-96                             15,839.30                           18,679.70
31-Oct-96                             16,029.85                           19,194.89
29-Nov-96                             17,300.17                           20,645.83
31-Dec-96                             16,988.88                           20,236.83
31-Jan-97                             18,088.16                           21,501.23
28-Feb-97                             17,904.95                           21,669.80
31-Mar-97                             17,047.18                           20,779.39
30-Apr-97                             17,904.95                           22,019.92
30-May-97                             19,104.16                           23,360.49
30-Jun-97                             19,967.76                           24,407.04
31-Jul-97                             21,411.92                           26,349.11
29-Aug-97                             20,360.11                           24,873.03
30-Sep-97                             21,244.97                           26,235.33
31-Oct-97                             21,011.23                           25,359.07
28-Nov-97                             21,971.22                           26,532.94
31-Dec-97                             22,691.83                           26,988.51
30-Jan-98                             22,752.92                           27,287.00
27-Feb-98                             24,550.82                           29,254.94
31-Mar-98                             25,571.95                           30,753.09
30-Apr-98                             25,868.69                           31,062.46
29-May-98                             25,109.38                           30,528.50
30-Jun-98                             26,698.68                           31,768.57
31-Jul-98                             26,349.11                           31,430.23
31-Aug-98                             22,346.49                           26,886.05
30-Sep-98                             23,858.40                           28,608.37
30-Oct-98                             25,728.62                           30,935.37
30-Nov-98                             27,170.61                           32,810.37
31-Dec-98                             29,088.75                           34,700.90
29-Jan-99                             30,510.31                           36,152.09
26-Feb-99                             29,879.49                           35,028.48
31-Mar-99                             30,945.67                           36,429.97
30-Apr-99                             31,869.68                           37,840.91
28-May-99                             31,292.17                           36,947.48
30-Jun-99                             32,952.74                           38,998.07
30-Jul-99                             32,125.81                           37,780.55
31-Aug-99                             31,334.44                           37,593.53
30-Sep-99                             31,005.45                           36,563.10
29-Oct-99                             33,130.57                           38,876.81
30-Nov-99                             33,886.37                           39,667.17
31-Dec-99                             35,665.53                           42,003.57
31-Jan-00                             33,846.23                           39,893.31
29-Feb-00                             32,738.43                           39,138.13
31-Mar-00                             35,827.65                           42,967.01
28-Apr-00                             34,827.93                           41,674.14
31-May-00                             34,872.96                           40,818.98
30-Jun-00                             35,885.29                           41,825.17
31-Jul-00                             35,235.78                           41,171.44
31-Aug-00                             36,760.32                           43,728.60
29-Sep-00                             35,344.03                           41,420.17
31-Oct-00                             35,984.52                           41,244.96
30-Nov-00                             34,387.81                           37,993.21
29-Dec-00                             35,276.30                           38,179.00
31-Jan-01                             35,017.55                           39,533.59
28-Feb-01                             33,273.38                           35,928.91
30-Mar-01                             31,625.04                           33,652.82
30-Apr-01                             33,369.21                           36,267.98
31-May-01                             33,091.30                           36,510.97
29-Jun-01                             31,924.16                           35,622.30
31-Jul-01                             31,288.95                           35,271.77
31-Aug-01                             29,315.94                           33,063.76
28-Sep-01                             27,314.07                           30,393.86
31-Oct-01                             28,103.27                           30,973.47
30-Nov-01                             29,893.41                           33,349.45
31-Dec-01                             30,354.40                           33,641.59
31-Jan-02                             29,892.01                           33,150.76
28-Feb-02                             29,314.01                           32,511.61
28-Mar-02                             30,412.20                           33,734.37
30-Apr-02                             28,745.65                           31,689.06

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a trademark  of The  McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor ’s and Standard
&Poor’s make no representation  regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

                                            Average Annual Total Returns/1/
                                                    April 30, 2002

                                                                           From      Inception
                                        1-Year     5-Year     10-Year    Inception     Date
------------------------------------------------------------------------------------------------
Class A (without sales charge)         (13.86)%      9.93%    11.59%       10.95%     7/16/87
Class A/2/ (with sales charge)         (17.30)%      9.03%    11.14%       10.64%     7/16/87

Class B (without CDSC)                 (14.73)%      8.86%       N/A        9.14%      1/8/97
Class B/2/ (with CDSC)                 (18.98)%      8.71%       N/A        9.14%      1/8/97
Class I/3/                             (13.53)%        N/A       N/A        6.49%    12/29/97

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of
4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL LARGE COMPANY INDEX FUND II+

A Share Ticker                   AALCX
A Share Assets             $30,188,049
B Share Assets              $2,553,086
A Share NAV                      $7.32
B Share NAV                      $7.20
Number of Securities in Portfolio  501

[PHOTO OF KEVIN R. BRIMMER]

Large-company stocks were the weakest performers among all market capitalization ranges, handily bettered by small-, and mid-cap stocks. The AAL Large Company Index Fund II recorded a -13.78% for the one-year period ended April 30, 2002, versus a return for the S&P 500® of -12.63% over the identical time period. The difference in performance was primarily a result of the expenses charged to the Fund that are not applicable to the Index.

The past twelve months have been a very difficult period for large-cap stocks, given the terrorist attacks in September on top of an already troubled economic environment. The S&P 500® performance reflected continued concerns regarding the stagnant economy and whether the slowdown would worsen. Stocks in nearly every economic sector showed negative returns for the twelve-month period with the only bright spots being the consumer staples and basic materials spaces. Information technology and telecommunication services stocks provided much of the downside with losses of over 30% for the period.

The AAL Large Company Index Fund II, as an index portfolio, is managed by a passive approach with no active stock selection process. The objective of the Fund is to duplicate the performance of the S&P 500®, in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in order to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum.

Variances in performance relative to the Index are a function of fund expenses, transaction fees, and minor differences in portfolio composition relative to the Index. All of these causes of variation in performance will have less of an impact as the portfolio grows in size.

/s/Kevin R. Brimmer

Kevin R. Brimmer
Portfolio Manager

Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

+This Fund is not available to institutional class investors.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

                                   AAL Large Company
Date                                 Index Fund II                         S&P 500*
1-Jul-00                               9,596.93                           10,000.00
31-Jul-00                              9,414.59                            9,743.22
31-Aug-00                              9,980.81                           10,348.37
29-Sep-00                              9,443.38                            9,802.08
31-Oct-00                              9,366.60                            9,760.62
30-Nov-00                              8,608.45                            8,991.09
29-Dec-00                              8,646.83                            9,035.06
31-Jan-00                              8,915.55                            9,355.62
28-Feb-01                              8,090.21                            8,502.58
30-Mar-01                              7,571.98                            7,963.94
30-Apr-01                              8,147.79                            8,582.82
31-May-01                              8,186.18                            8,640.32
29-Jun-01                              7,975.05                            8,430.01
31-Jul-01                              7,888.68                            8,347.06
31-Aug-01                              7,389.64                            7,824.54
28-Sep-01                              6,794.63                            7,192.71
31-Oct-01                              6,909.79                            7,329.87
30-Nov-01                              7,418.43                            7,892.14
31-Dec-01                              7,476.01                            7,961.28
31-Jan-02                              7,360.84                            7,845.13
28-Feb-02                              7,216.89                            7,693.87
28-Mar-02                              7,476.01                            7,983.24
30-Apr-02                              7,024.95                            7,499.21

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a trademark  of The  McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor ’s and Standard
&Poor’s make no representation  regarding the advisability of investing in the product.  It is not possible to invest directly in the Index. Index funds are  subject  to the same  market  risks  associated  with the  stocks  in their respective indexes.

                                         Average Annual Total Returns/1/
                                                 April 30, 2002

                                                             From           Inception
                                              1-Year       Inception          Date
----------------------------------------------------------------------------------------
Class A (without sales charge)                (13.78)%      (15.72)%           7/1/00
Class A/2/ (with sales charge)                (17.19)%      (17.60)%           7/1/00

Class B (without CDSC)                        (14.59)%      (16.48)%           7/1/00
Class B/2/ (with CDSC)                        (18.86)%      (18.32)%           7/1/00

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A  performance  reflects  the  maximum  sales  charge  of 4%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then  converting to Class
A shares after the fifth year.

THE AAL EQUITY INCOME FUND

A Share Ticker                  AAUTX
B Share Ticker                  BBEIX
A Share Assets           $292,745,225
B Share Assets            $12,416,686
I Share Assets             $9,130,318
A Share NAV                    $12.90
B Share NAV                    $12.87
I Share NAV                    $12.92
Number of Securities in Portfolio  81

[PHOTO OF LEWIS A. BOHANNON]

It was a difficult year for large-company stock investors as recession-like economic conditions were amplified by the September 11th terror attacks and the aftermath of the Enron accounting scandal. Value-oriented stocks, as those found in The AAL Equity Income Fund, performed better than growth stocks but still lost ground overall. For the twelve-month period ended April 30, 2002, The AAL Equity Income Fund turned in a -10.26% total return, handily outperforming its market benchmark, the S&P 500/Barra Value Index, which recorded a -14.86% return.

Value Outperforms Growth

The AAL Equity Income Fund’s value orientation provided a cushion to the extreme volatility that battered growth stocks over much of the twelve-month period. The Fund bettered its index by avoiding some of the largest names that make up the S&P 500/Barra Value Index. These included telecommunications providers who have been hampered by debt, heavy competition, and a dearth of new customers. as well as the imploded energy merchant, Enron. Good stock selection in the health care, consumer discretion, and utility sectors boosted portfolio performance. The Fund trailed its Lipper, Inc. peers due primarily to the group benefiting from a couple of growth stock performance spurts over the year period. As this group has more of a growth flavor than the Fund, it pulled away before the gap narrowed in the second half as value stocks rallied sharply. An overweight position in energy holdings hurt the Fund’s relative performance over much of the period before higher commodity prices in 2002 provided some benefit. (Please see the schedule of investments for more information about the Fund’s holdings.)

The Fund’s focus on dividend yield helped avoid the larger losses of growth stock funds that are nearly entirely dependent on capital appreciation. As company after company announced lowered earnings, those stocks that paid quarterly dividends were partially protected from the steep stock price decreases that followed disappointing profit news.

Outlook

The Fund continues to fill a niche between lower risk, higher income bond funds and higher growth and higher risk stock funds. In this fashion, investors receive much of the long-term growth aspects of a stock while earning a quarterly dividend that provides a measure of cushion against stock market volatility.

As always, we will avoid sector allocation or timing bets, choosing to instead search for attractively valued large-company stocks that carry above-average dividends. Consistent with this strategy, the Fund will typically have higher allocations to utilities, financials, REITs (real estate investment trusts), energy and consumer related stocks.

We feel strongly that the current low interest rate environment, a strengthened overall economy, and a pick-up in business capital spending will bode well for stock investors in the next year.

/s/Lewis A. Bohannon

Lewis A. Bohannon
Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

Date                             AAL Equity Income Fund              S&P 500/Barra Index*
18-Mar-94                              9,596.93                           10,000.00
31-Mar-94                              9,520.15                            9,444.44
29-Apr-94                              9,548.94                            9,643.34
31-May-94                              9,337.81                            9,802.94
30-Jun-94                              9,117.08                            9,531.79
29-Jul-94                              9,378.40                            9,854.25
31-Aug-94                              9,388.08                           10,132.83
30-Sep-94                              9,126.76                            9,775.95
31-Oct-94                              9,224.37                            9,988.77
30-Nov-94                              9,087.72                            9,584.03
30-Dec-94                              8,912.01                            9,701.72
31-Jan-95                              9,286.22                            9,964.44
28-Feb-95                              9,276.37                           10,351.16
31-Mar-95                              9,207.44                           10,636.54
30-Apr-95                              9,406.09                           10,986.70
31-May-95                              9,882.85                           11,475.50
30-Jun-95                              9,952.38                           11,562.60
31-Jul-95                             10,062.51                           11,960.93
31-Aug-95                             10,102.56                           12,063.07
29-Sep-95                             10,693.30                           12,482.63
31-Oct-95                             10,834.67                           12,288.27
30-Nov-95                             10,986.13                           12,932.30
29-Dec-95                             11,511.44                           13,290.78
31-Jan-96                             11,735.36                           13,688.71
29-Feb-96                             11,460.55                           13,817.11
29-Mar-96                             11,358.77                           14,140.57
30-Apr-96                             11,184.34                           14,284.52
31-May-96                             11,215.12                           14,499.79
28-Jun-96                             11,594.77                           14,429.75
31-Jul-96                             11,046.58                           13,820.96
30-Aug-96                             11,036.24                           14,202.56
30-Sep-96                             11,067.27                           14,810.85
31-Oct-96                             11,495.74                           15,312.94
29-Nov-96                             11,924.22                           16,484.38
31-Dec-96                             12,064.68                           16,215.03
31-Jan-97                             12,191.34                           16,962.54
28-Feb-97                             12,265.23                           17,085.86
31-Mar-97                             11,895.79                           16,500.84
30-Apr-97                             12,066.04                           17,119.45
30-May-97                             12,725.73                           18,192.84
30-Jun-97                             13,114.10                           18,888.36
31-Jul-97                             13,360.73                           20,399.43
29-Aug-97                             12,835.31                           19,477.58
30-Sep-97                             13,510.85                           20,619.55
31-Oct-97                             13,370.56                           19,861.78
28-Nov-97                             14,104.38                           20,618.91
31-Dec-97                             14,763.75                           21,076.65
30-Jan-98                             14,640.25                           20,816.77
27-Feb-98                             15,347.56                           22,378.24
31-Mar-98                             16,107.64                           23,511.70
30-Apr-98                             16,118.91                           23,790.08
29-May-98                             15,871.10                           23,455.35
30-Jun-98                             16,215.78                           23,633.38
31-Jul-98                             15,910.67                           23,120.06
31-Aug-98                             13,684.54                           19,402.35
30-Sep-98                             14,538.71                           20,581.24
30-Oct-98                             15,445.96                           22,193.37
30-Nov-98                             16,024.33                           23,349.42
31-Dec-98                             16,725.67                           24,169.45
29-Jan-99                             16,810.02                           24,657.68
26-Feb-99                             16,556.96                           24,126.80
31-Mar-99                             16,765.43                           24,858.08
30-Apr-99                             17,744.52                           27,001.09
28-May-99                             17,526.95                           26,523.98
30-Jun-99                             18,067.26                           27,542.77
30-Jul-99                             17,546.21                           26,695.83
31-Aug-99                             17,025.15                           26,019.63
30-Sep-99                             16,653.14                           25,001.48
29-Oct-99                             17,090.75                           26,412.81
30-Nov-99                             17,066.43                           26,258.03
31-Dec-99                             17,409.50                           27,244.55
31-Jan-00                             16,873.44                           26,377.62
29-Feb-00                             16,654.15                           24,729.55
31-Mar-00                             17,908.15                           27,308.10
28-Apr-00                             17,602.55                           27,125.41
31-May-00                             17,932.60                           27,210.04
30-Jun-00                             17,329.95                           26,135.24
31-Jul-00                             17,403.54                           26,658.21
31-Aug-00                             18,433.77                           28,445.64
29-Sep-00                             18,571.14                           28,438.82
31-Oct-00                             18,595.75                           28,970.05
30-Nov-00                             17,918.87                           27,487.37
29-Dec-00                             19,064.77                           28,901.87
31-Jan-01                             19,181.89                           30,122.10
28-Feb-01                             18,765.46                           28,125.61
30-Mar-01                             18,049.07                           27,015.49
30-Apr-01                             19,056.15                           28,848.22
31-May-01                             19,226.18                           29,149.98
29-Jun-01                             18,148.15                           28,205.81
31-Jul-01                             17,990.34                           27,718.13
31-Aug-01                             17,253.90                           26,116.02
28-Sep-01                             16,027.32                           23,635.26
31-Oct-01                             16,278.16                           23,635.26
30-Nov-01                             17,189.10                           25,135.15
31-Dec-01                             17,513.40                           25,517.46
31-Jan-02                             17,116.57                           24,817.26
28-Feb-02                             16,865.25                           24,595.15
28-Mar-02                             17,656.79                           25,855.40
30-Apr-02                             17,100.05                           24,560.05

*  An  unmanaged   capitalization   weighted   index   composed  of  the  lowest
price-to-book  securities in the S&P 500 Index. The S&P  500/Barra Index
is  designed  so  that   approximately   one-half  of  the  S&P  500  market
capitalization  is  characterized  as  “value”  and the other  half as
“growth.”  It is not possible to invest directly in either Index.  The composition of the S&P  500/Barra Value Index serves as a better  reflection of the Fund’s current investment strategy than does the S&P 500.

                                          Average Annual Total Returns/1/
                                                  April 30, 2002

                                                                    From         Inception
                                      1-Year        5-Year       Inception         Date
------------------------------------------------------------------------------------------------
Class A (without sales charge)        (10.26)%       7.22%         7.37%         3/18/94
Class A/2/ (with sales charge)        (13.87)%       6.36%         6.83%         3/18/94

Class B (without CDSC)                (11.11)%       6.18%         5.85%          1/8/97
Class B/2/ (with CDSC)                (15.53)%       6.02%         5.85%          1/8/97
Class I/3/                             (9.83)%         N/A         4.08%        12/29/97

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A performance has been restated to reflect the maximum sales charge of
4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

THE AAL BALANCED FUND

A Share Ticker                   AABFX
B Share Ticker                   BBBFX
A Share Assets            $305,648,158
B Share Assets             $22,267,203
I Share Assets              $3,740,078
A Share NAV                     $11.52
B Share NAV                     $11.47
I Share NAV                     $11.51
Number of Securities in Portfolio  180

[PHOTOS OF FREDERICK L. PLAUTZ AND ALAN D. ONSTAD]

The past twelve months have well illustrated the benefits of asset diversification. The stock market, as measured by the large-company dominated S&P 500®, roiled by weak earnings from companies, balance sheet concerns and the anxiety that followed September 11, turned in a total return of -12.63%. Conversely, high-quality bonds, as measured by the Lehman Brothers Aggregate Index, recorded a total return of 7.84% over the identical period. The AAL Balanced Fund, with a mix of both large-company stocks and high-quality bonds, posted a -5.02% total return for the year period.

Tale of Two Asset Classes

The equity portion of the Fund rallied after September 11 through the end of the year, before slowing in the face of accounting scandals and investor worries over company balance sheets. Companies with higher short-term debt loads or any inkling of balance sheet uncertainty came under immense selling pressure. In January and February, in particular, the equity portion of the Fund was hurt by an underweight position in consumer staples and an above-average exposure to technology issues. Our decision to underweight telecommunications and technology shares in the last months of the period proved to be a benefit to overall portfolio performance.

The fixed-income share of the Fund benefited from weakness in the stock markets, an aggressive interest rate cutting campaign orchestrated by the Federal Reserve, and general economic uncertainty. Mortgage- and asset-backed securities were the best performers over the year period, while the market for corporate bonds grew increasingly disparate depending on credit quality. Those firms that maintained top credit ratings were rewarded with rising bond prices while a company with any scent of credit unworthiness was quickly punished with a credit downgrade and lower bond values. For the period, the fixed-income portion of the Fund was boosted by allocations to real estate investment trusts (REITS) and mortgage-backed securities. Some select holdings in the embattled telecommunications sector crimped performance while issues in the paper and auto industries added fuel to the overall return.

Outlook

Expectations are for the U.S. economy to continue to improve, if at a slower pace. After an expansive and aggressive interest rate cutting cycle, we expect the Federal Reserve to leave monetary policy unchanged, which should lead to a stabilizing effect on bond yields and make borrowing a less expensive chore for companies. Once interest rates begin to climb, investment-grade bond performance could slacken. Any increase in interest rates would most likely hinge on better economic drivers. For the fixed-income side of the Fund, we will carefully watch for opportunities to take profits in the mortgage- and asset-backed holdings, which have seen their values increase as prepayment risks have declined. If we detect an upward trend in interest rate movements, we may look to shorten the Fund’s bond portion duration somewhat. For the stock portion of the Fund, we will be monitoring the corporate earnings landscape in search of sectors and companies that are showing resilience. Using a blended stock investment approach, we will seek out growth stocks that are priced attractively and value stocks that could reward investors. As the period’s performance exhibited, it is wise to have investment in both stocks and bonds as the two asset classes do not move in lockstep.

/s/Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

/s/Alan D. Onstad

Alan D. Onstad
Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

Date                      AAL Balanced Fund               S&P 500*           Lehman Aggregate Bond Index**
29-Dec-97                    9,596.93                   10,000.00                     10,000.00
31-Dec-97                    9,596.93                   10,180.22                     10,007.90
30-Jan-98                    9,654.51                   10,292.70                     10,136.40
27-Feb-98                   10,086.37                   11,034.63                     10,128.80
31-Mar-98                   10,333.01                   11,599.25                     10,163.64
30-Apr-98                   10,400.36                   11,715.90                     10,216.70
29-May-98                   10,256.04                   11,514.74                     10,313.55
30-Jun-98                   10,664.94                   11,982.10                     10,401.01
31-Jul-98                   10,587.66                   11,854.85                     10,423.06
31-Aug-98                    9,718.23                   10,143.01                     10,592.75
30-Sep-98                   10,180.29                   10,792.84                     10,840.72
30-Oct-98                   10,578.19                   11,669.97                     10,783.48
30-Nov-98                   10,888.74                   12,376.97                     10,844.52
31-Dec-98                   11,328.24                   13,089.73                     10,877.16
29-Jan-99                   11,659.71                   13,636.90                     10,954.82
26-Feb-99                   11,445.23                   13,213.20                     10,763.55
31-Mar-99                   11,697.73                   13,741.70                     10,823.29
30-Apr-99                   11,903.47                   14,273.86                     10,857.60
28-May-99                   11,727.12                   13,937.27                     10,762.49
30-Jun-99                   12,013.20                   14,710.13                     10,728.16
30-Jul-99                   11,835.81                   14,251.25                     10,682.56
31-Aug-99                   11,678.13                   14,180.27                     10,677.11
30-Sep-99                   11,667.29                   13,791.98                     10,800.97
29-Oct-99                   12,093.53                   14,664.39                     10,840.82
30-Nov-99                   12,252.14                   14,962.52                     10,840.06
31-Dec-99                   12,570.40                   15,843.81                     10,787.81
31-Jan-00                   12,211.25                   15,047.82                     10,752.54
29-Feb-00                   12,061.60                   14,762.96                     10,882.54
31-Mar-00                   12,683.02                   16,207.23                     11,025.86
30-Apr-00                   12,471.97                   15,719.55                     10,994.44
31-May-00                   12,461.92                   15,396.98                     10,989.38
30-Jun-00                   12,747.34                   15,776.52                     11,217.96
31-Jul-00                   12,676.46                   15,529.93                     11,319.82
31-Aug-00                   13,010.59                   16,494.50                     11,483.95
29-Sep-00                   12,787.84                   15,623.75                     11,556.19
31-Oct-00                   12,940.92                   15,557.66                     11,632.57
30-Nov-00                   12,716.40                   14,331.10                     11,822.88
29-Dec-00                   12,986.98                   14,401.18                     12,042.20
31-Jan-01                   13,007.54                   14,912.13                     12,239.09
28-Feb-01                   12,719.63                   13,552.44                     12,345.69
30-Mar-01                   12,485.80                   12,693.90                     12,407.67
30-Apr-01                   12,858.82                   13,680.34                     12,356.17
31-May-01                   12,817.37                   13,772.00                     12,430.81
29-Jun-01                   12,573.36                   13,436.79                     12,477.67
31-Jul-01                   12,562.93                   13,304.57                     12,756.67
31-Aug-01                   12,198.03                   12,471.70                     12,902.86
28-Sep-01                   11,835.64                   11,464.61                     13,053.18
31-Oct-01                   12,118.94                   11,683.24                     13,326.38
30-Nov-01                   12,507.16                   12,579.46                     13,142.61
31-Dec-01                   12,595.02                   12,689.66                     13,059.02
31-Jan-02                   12,510.63                   12,504.52                     13,164.80
28-Feb-02                   12,384.05                   12,263.43                     13,292.37
28-Mar-02                   12,553.14                   12,724.66                     13,071.32
30-Apr-02                   12,213.87                   11,953.16                     13,324.77

*An unmanaged index comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a trademark  of The  McGraw-Hill
Companies,  Inc.  and has  been  licensed  for use by AAL.  The  product  is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard
&Poor’s make no representation  regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

**An unmanaged index that  encompasses  five major classes of U.S.  fixed-income securities:  U.S.  Treasury and  Government  Agency  securities,  corporate debt obligations,  mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.

                                             Average Annual Total Returns/1/
                                                     April 30, 2002

                                                                  From        Inception
                                                    1-Year      Inception       Date
----------------------------------------------------------------------------------------------
Class A (without sales charge)                     (5.02)%       5.72%        12/29/97
Class A/2/ (with sales charge)                     (8.84)%       4.72%        12/29/97

Class B (without CDSC)                             (5.83)%       4.77%        12/29/97
Class B/2/ (with CDSC)                            (10.47)%       4.57%        12/29/97

Class I/3/                                         (4.65)%       6.05%        12/29/97

/1/ Past performance is not an indication of future results.  Investment  return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original  cost. At various  times,  the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower.

/2/ Class A  performance  reflects  the  maximum  sales  charge  of 4%.  Class B performance  reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then  converting to Class
A shares after the fifth year.

/3/ Class I shares  have no sales  load and are for  institutional  shareholders only.

REPORT OF INDEPENDENT ACCOUNTANTS

[PricewaterhouseCoopers LLP Logo]

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
Telephone (414) 212-1600

To the Shareholders and Trustees of The AAL Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, The AAL Capital Growth Fund, The AAL Large Company Index Fund II, The AAL Equity Income Fund and The AAL Balanced Fund (twelve of the portfolios constituting The AAL Mutual Funds and hereafter referred to as the “Funds”) at April 30, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

May 30, 2002

THE AAL TECHNOLOGY STOCK FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

=======================================================================================================================================
   Shares         Common Stocks (94.9%)                                     Market Value
=======================================================================================================================================

Communication Services (1.0%)
   79,700         American Tower Corporation*                                   $397,703
                  ----------------------------------------------------------------------
                  Total Communication Services                                   397,703
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (7.5%)
   72,400         AOL Time Warner, Inc.*                                       1,377,048
    2,400         CDW Computer Centers, Inc.*                                    131,520
   34,800         Charter Communications, Inc.*                                  285,012
    6,700         eBay, Inc.*                                                    355,770
   28,500         Gemstar-TV Guide International, Inc.*                          255,360
    9,900         Macrovision Corporation*                                       220,077
   13,200         Pixar Animation Studios*                                       533,280
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                 3,158,067
---------------------------------------------------------------------------------------------------------------------------------------

   Health Care (1.0%)
   21,300         Millennium Pharmaceuticals, Inc.*                              425,148
                  ----------------------------------------------------------------------
                  Total Health Care                                              425,148
---------------------------------------------------------------------------------------------------------------------------------------

   Industrials (4.2%)
   10,800         Concord EFS, Inc.*                                             341,538
    9,000         First Data Corporation                                         715,410
      900         L-3 Communications Holdings, Inc.*                             115,002
   74,200         MasTec, Inc.*                                                  577,276
                  ----------------------------------------------------------------------
                  Total Industrials                                            1,749,226
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (81.2%)
    8,800         Accenture, Ltd.*                                               188,672
  110,100         ADC Telecommunications, Inc.*                                  428,289
    8,400         Adobe Systems, Inc.                                            335,664
   19,900         Advanced Fibre Communications, Inc.*                           353,026
   56,200         Agere Systems, Inc.*                                           238,288
   10,500         Agilent Technologies, Inc.*                                    315,525
   10,400         Analog Devices, Inc.*                                          384,384
   32,500         Apple Computer, Inc.*                                          788,775
   28,100         Applied Materials, Inc.*                                       683,392
   36,200         Applied Micro Circuits Corporation*                            244,350
   40,100         ATI Technologies, Inc.*                                        409,020
   15,500         BEA Systems, Inc.*                                             166,160
    5,800         Brooks Automation, Inc.*                                       206,770
   25,500         Cirrus Logic, Inc.*                                            309,825
   94,400         Cisco Systems, Inc.*                                         1,382,960
   13,400         Computer Associates International, Inc.                        249,240
   46,700         Crown Castle International Corporation*                        340,910
   29,800         Cypress Semiconductor Corporation*                             663,646
   37,200         Dell Computer Corporation*                                     979,848
   13,000         Electronic Arts, Inc.*                                         767,650
   31,400         EMC Corporation*                                               286,996
   23,800         GlobeSpan Virata, Inc.*                                        140,420
   16,700         Integrated Device Technology, Inc.*                            468,268
   75,000         Intel Corporation                                            2,145,750
   19,500         International Business Machines Corporation                  1,633,320
   14,100         Intersil Corporation*                                          378,585
  232,600         InterTrust Technologies Corporation*                           316,336
   21,300         Intuit, Inc.*                                                  834,534
   37,500         JDS Uniphase Corporation*                                      162,750
   22,100         Juniper Networks, Inc.*                                        223,431
    8,700         KLA-Tencor Corporation*                                        513,039
   43,900         Legato Systems, Inc.*                                          302,910
   10,900         Lexmark International, Inc.*                                   651,602
    5,300         Linear Technology Corporation                                  205,958
   20,800         LSI Logic Corporation*                                         267,280
   89,600         Lucent Technologies, Inc.                                      412,160
    6,600         Marvell Technology Group, Ltd.*                                237,600
   18,400         MatrixOne, Inc.*                                               126,960
    6,100         Maxim Integrated Products, Inc.*                               303,780
   11,600         Mercury Interactive Corporation*                               432,332
   19,100         Methode Electronics, Inc.                                      219,077
   38,800         Micromuse, Inc.*                                               316,608
   16,900         Micron Technology, Inc.*                                       400,530
   55,700         Microsoft Corporation*                                       2,910,882
   49,700         Motorola, Inc.                                                 765,380
  102,500         National Information Consortium, Inc.*                         437,675
    7,500         Network Appliance, Inc.*                                       130,875
   12,900         Nokia Corporation ADR                                          209,754
   13,400         Novellus Systems, Inc.*                                        635,160
   38,800         Openwave Systems, Inc.*                                        221,936
   72,000         Oracle Corporation *                                           722,880
   19,300         PMC-Sierra, Inc.*$                                             300,308
   19,900         Powerwave Technologies, Inc.*                                  237,606
   13,000         QLogic Corporation*                                            594,230
   19,800         QUALCOMM, Inc.*                                                597,168
   29,000         Rational Software Corporation*                                 422,530
   19,600         RF Micro Devices, Inc.*                                        341,040
    5,400         Scientific-Atlanta, Inc.                                       108,000
   21,000         STMicroelectronics NV                                          646,590
    5,700         Storage Technology Corporation*                                117,306
   72,900         Sun Microsystems, Inc.*                                        596,322
    8,100         SunGard Data Systems, Inc.*                                    241,056
   99,100         SupportSoft, Inc.*                                             334,958
   35,700         Texas Instruments, Inc.                                      1,104,201
   16,600         VERITAS Software Corporation*                                  470,444
   64,200         Western Digital Corporation*                                   397,398
   13,400         Xilinx, Inc.*                                                  505,984
   36,300         Yahoo!, Inc.*                                                  535,788
                  ----------------------------------------------------------------------
                  Total Information Technology                                34,002,091
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $55,284,131)                                    39,732,235

=======================================================================================================================================
     Principal
      Amount     Short-Term Investments (4.9%)                             Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================
$     220,000    Countrywide Home Loans, Inc.                                    1.810%            5/7/2002       $   219,934
    1,838,788    The AAL Money Market Fund                                         N/A                N/A           1,838,788
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $2,058,722)                                   2,058,722

                                                Total Investments (99.8%)
                                                (Amortized Cost Basis $57,342,853)                                 41,790,957

                                                Other Assets, Less Liabilities (0.2%)                                  73,658

                                                Net Assets: (100.0%)                                              $41,864,615
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase.

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

=======================================================================================================================================
   Shares  Common Stocks (90.5%)               Market Value
=======================================================================================================================================
Capital Goods (4.6%)
   24,550         Cendant Corporation*                                          $441,655
   17,200         Honeywell International, Inc.                                  630,896
   17,075         Raytheon Company                                               722,272
   15,730         Tyco International, Ltd                                        290,219
                  ----------------------------------------------------------------------
                  Total Capital Goods                                          2,085,042
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (22.7%)
   45,755         Amazon.com, Inc.*                                              763,651
   23,175         AOL Time Warner, Inc.*                                         440,788
   27,365         Cablevision Systems Corporation*                               643,077
   25,490         Charter Communications, Inc.*                                  208,763
   27,860         Comcast Corporation*                                           745,255
   21,570         Cox Communications, Inc.*                                      720,222
   18,110         Dollar Tree Stores, Inc.*                                      690,715
    8,510         eBay, Inc.*                                                    451,881
   12,285         Home Depot, Inc.                                               569,655
  162,285         Liberty Media Corporation*                                   1,736,450
   24,095         Rainbow Media Group*                                           532,500
    2,615         Stanley Works                                                  121,545
    5,090         Tiffany & Company                                              202,328
   11,830         TMP Worldwide, Inc.*                                           356,911
   19,760         USA Networks, Inc.*                                            591,022
   18,745         Viacom, Inc., Class B*                                         882,890
   23,570         Walt Disney Company                                            546,353
                  ----------------------------------------------------------------------
                  Total Consumer Cyclicals                                    10,204,006
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (0.5%)
    5,425         Safeway, Inc.*                                                 227,579
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                         227,579
---------------------------------------------------------------------------------------------------------------------------------------

Energy (4.8%)
   20,350         BJ Services Company*                                           747,659
    2,830         Murphy Oil Corporation                                         267,010
   29,450         Petroleo Brasileiro SA - Petrobras ADR                         724,470
    6,150         Smith International, Inc.*                                     430,808
                  ----------------------------------------------------------------------
                  Total Energy                                                 2,169,947
---------------------------------------------------------------------------------------------------------------------------------------

Financials (22.1%)
   20,360         ACE, Ltd.                                                      886,067
   22,325         AFLAC, Inc.                                                    667,517
   19,835         Allstate Corporation                                           788,243
      535         Berkshire Hathaway, Inc. Class B*                            1,301,655
   48,410         Citigroup, Inc.                                              2,096,153
   47,875         E*TRADE Group, Inc.*                                           360,978
   12,000         Fannie Mae                                                     947,160
    9,925         Fifth Third Bancorp                                            680,756
    9,265         Goldman Sachs Group, Inc.                                      729,619
    6,180         Household International, Inc.                                  360,232
   15,975         J.P. Morgan Chase & Company                                    560,722
    5,720         XL Capital, Ltd.                                               539,682
                  ----------------------------------------------------------------------
                  Total Financials                                             9,918,784
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (18.9%)
    7,685         Cardinal Health, Inc.                                          532,186
    4,870         CIGNA Corporation                                              530,830
    6,050         Forest Laboratories, Inc.*                                     466,697
   11,890         Genzyme Corporation*                                           486,777
   10,430         Laboratory Corporation of America Holdings*                  1,034,656
   21,180         McKesson Corporation                                           855,460
   20,395         Millennium Pharmaceuticals, Inc.*                              407,084
   43,920         Pfizer, Inc.                                                 1,596,492
   24,295         Schering-Plough Corporation                                    663,253
   15,010         Tenet Healthcare Corporation*                                1,101,284
   14,420         Wyeth                                                          821,940
                  ----------------------------------------------------------------------
                  Total Health Care                                            8,496,659
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (16.9%)
   14,565         Accenture, Ltd.*                                               312,274
   25,915         Analog Devices, Inc.*                                          957,818
   10,960         ASML Holding NV ADR*                                           244,737
    6,200         Broadcom Corporation*                                          213,900
   10,960         Brocade Communications Systems, Inc.*                          280,466
   29,660         Celestica, Inc. ADR*                                           821,582
   18,265         Electronic Arts, Inc.*                                       1,078,548
    4,135         Electronic Data Systems Corporation                            224,365
   54,495         Flextronics International, Ltd.*                               754,756
    8,445         Maxim Integrated Products, Inc.*                               420,561
    8,625         National Semiconductor Corporation*                            271,860
  116,580         Nokia Corporation ADR                                        1,895,591
    3,770         NVIDIA Corporation *                                           131,234
                  ----------------------------------------------------------------------
                  Total Information Technology                                 7,607,692

                  Total Common Stocks
                  (Cost Basis $45,404,111)                                    40,709,709

=======================================================================================================================================
    Principal
      Amount     Short-Term Investments (8.4%)                             Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================
 $  2,200,000    Federal Home Loan Mortgage Corporation Discount Notes           1.790%            5/1/2002       $ 2,200,000
    1,500,000    Federal National Mortgage Association Discount Notes            1.880            7/11/2002         1,494,438
       79,703    Fidelity Domestic Portfolio Class III                             N/A                N/A              79,703
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $3,774,141)                                   3,774,141

                                                Total Investments (98.9%)
                                                (Amortized Cost Basis $49,178,252)                                 44,483,850

                                                Other Assets, Less Liabilities (1.1%)                                 493,966

                                                Net Assets: (100.0%)                                              $44,977,816
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL SMALL CAP STOCK FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small companies.

=======================================================================================================================================
   Shares         Common Stocks (96.6%)                                     Market Value
=======================================================================================================================================

Consumer Discretionary (23.3%)
   38,200         American Axle & Manufacturing Holdings, Inc.*               $1,260,600
   51,400         AnnTaylor Stores Corporation*                                2,234,358
   70,200         Applebee's International, Inc.                               2,740,608
   23,700         CEC Entertainment, Inc.*                                     1,094,940
   37,500         Cost Plus, Inc.*                                             1,104,375
  219,200         Emmis Communications Corporation*                            6,372,144
   73,300         Ethan Allen Interiors, Inc.                                  3,020,693
  132,000         Fossil, Inc.*                                                3,663,000
   60,200         Harman International Industries, Inc.                        3,554,810
  485,600         Hasbro, Inc.                                                 7,759,888
   69,800         Insight Enterprises, Inc.*                                   1,821,780
   36,000         Jack in the Box, Inc.*                                       1,149,480
   45,300         Lands' End, Inc.*                                            2,278,137
   77,200         Linens 'n Things, Inc.*                                      2,678,840
   72,800         Lone Star Steakhouse & Saloon, Inc.                          1,419,600
   70,147         M.D.C. Holdings, Inc.                                        3,542,424
   73,200         Michaels Stores, Inc.*                                       2,960,940
   75,500         Monaco Coach Corporation*                                    2,168,360
   75,900         Nautica Enterprises, Inc.*                                   1,092,201
  105,900         O'Charley's, Inc.*                                           2,675,034
   31,900         O'Reilly Automotive, Inc.*                                   1,033,241
   63,900         OshKosh B'Gosh, Inc.                                         2,674,215
   82,000         Pier 1 Imports, Inc.                                         1,963,900
  219,100         Radio One, Inc.*                                             4,907,840
   26,000         RARE Hospitality International, Inc.*                          728,000
   96,000         Ross Stores, Inc.                                            3,898,560
   96,700         Ruby Tuesday, Inc.                                           2,429,104
   88,100         Sonic Corporation*                                           2,582,211
   78,200         Steak n Shake Company*                                       1,093,236
   64,200         Toll Brothers, Inc.*                                         1,909,950
  221,500         Tommy Hilfiger Corporation*                                  3,462,045
  179,700         Tower Automotive, Inc.*                                      2,636,199
  188,800         Visteon Corporation                                          2,915,072
   62,700         Zale Corporation*                                            2,490,444
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                89,316,229
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (2.2%)
   47,000         Constellation Brands, Inc.*                                  2,838,800
   27,500         Dreyer's Grand Ice Cream, Inc.                               1,283,150
   33,500         Great Atlantic & Pacific Tea Company, Inc.*                    858,270
   91,900         NBTY, Inc.*                                                  1,578,842
   38,600         Whole Foods Market, Inc.*                                    1,804,936
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                       8,363,998
---------------------------------------------------------------------------------------------------------------------------------------

Energy (5.8%)
   16,500         Atwood Oceanics, Inc.*                                         758,175
   39,300         Dril-Quip, Inc.*                                               970,710
   20,900         Evergreen Resources, Inc.*                                     935,275
   88,900         Horizon Offshore, Inc.*                                        880,110
   95,100         Newfield Exploration Company*                                3,599,535
   49,200         Offshore Logistics, Inc.*                                      993,840
   97,700         Patterson-UTI Energy, Inc.*                                  3,126,400
   52,500         Pogo Producing Company                                       1,797,600
   66,600         Precision Drilling Corporation*                              2,231,766
   83,400         Stone Energy Corporation*                                    3,536,160
   33,400         TETRA Technologies, Inc.*                                      956,576
  122,775         XTO Energy, Inc.                                             2,504,610
                  ----------------------------------------------------------------------
                  Total Energy                                                22,290,757
---------------------------------------------------------------------------------------------------------------------------------------

Financials (10.2%)
   52,900         Affiliated Managers Group, Inc.*                             3,364,440
   70,800         BOK Financial Corporation*                                   2,407,200
  114,500         Commercial Federal Corporation                               3,366,300
  105,900         Community First Bankshares, Inc.                             2,910,132
   43,400         Corus Bankshares, Inc.                                       2,181,241
   49,100         Cullen/Frost Bankers, Inc.                                   1,853,034
   39,900         Downey Financial Corporation                                 2,119,488
   77,330         Fidelity National Financial, Inc.                            2,385,630
   58,200         First American Corporation                                   1,286,220
   80,500         HCC Insurance Holdings, Inc.                                 2,093,000
   88,290         Hudson United Bancorp                                        2,802,325
   54,200         IPC Holdings, Ltd.                                           1,848,220
   95,400         Irwin Financial Corporation                                  1,836,450
   75,200         Raymond James Financial, Inc.                                   2,514,
  147,200         Riggs National Corporation                                   2,447,936
  167,900         Vesta Insurance Group, Inc.                                    767,303
  105,671         Washington Federal, Inc                                      2,760,126
                  ----------------------------------------------------------------------
                  Total Financials                                            38,943,733
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (9.7%)
   85,300         AdvancePCS, Inc.*                                            2,883,993
   88,200         American Medical Systems Holdings, Inc.*                     2,026,836
   25,200         Cephalon, Inc.*                                              1,477,728
   50,900         CONMED Corporation*                                          1,374,300
   55,500         Coventry Health Care, Inc.*                                  1,748,250
   40,000         D & K Healthcare Resources, Inc.                             1,384,000
   29,400         Diagnostic Products Corporation                              1,410,612
   37,700         IDEXX Laboratories, Inc.*                                    1,073,696
   23,000         INAMED Corporation*                                            847,090
  110,200         Inhale Therapeutic Systems, Inc.*                              870,580
   43,100         Invacare Corporation                                         1,630,042
   24,800         Medicis Pharmaceutical Corporation*                          1,328,040
   32,300         Mid Atlantic Medical Services, Inc.*                         1,176,689
   34,700         Noven Pharmaceuticals, Inc.*                                   697,123
   31,400         Orthodontic Centers of America, Inc.*                          836,810
   21,900         Pediatrix Medical Group, Inc.*                               1,029,081
   54,900         Pharmaceutical Product Development, Inc.*                    1,382,382
   38,300         Priority Healthcare Corporation*                             1,139,042
   35,000         Province Healthcare Company*                                 1,347,850
   43,600         Renal Care Group, Inc.*                                      1,547,800
   43,800         SFBC International, Inc.*                                      928,560
   56,800         STERIS Corporation*                                          1,258,120
   55,000         Syncor International Corporation*                            1,719,300
   39,800         TECHNE Corporation*                                          1,062,262
   60,700         TheraSense, Inc.*                                            1,517,500
   83,700         US Oncology, Inc.*                                             803,520
   61,100         Varian Medical Systems, Inc.*                                2,648,685
                  ----------------------------------------------------------------------
                  Total Health Care                                           37,149,891
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (21.1%)
   38,500         Advanced Energy Industries, Inc.*                            1,339,800
   19,325         Alliant Techsystems, Inc.*                                   2,081,303
  217,400         Artesyn Technologies, Inc.*                                  1,689,198
   82,600         Atlantic Coast Airlines Holdings, Inc.*                      1,804,810
   81,600         Banta Corporation                                            3,068,160
  202,600         Consolidated Graphics, Inc.*                                 4,325,510
  139,200         Crane Company                                                3,839,136
  136,900         Dycom Industries, Inc.*                                      2,071,297
   41,600         Electro Scientific Industries, Inc.*                         1,250,496
   35,900         EMCOR Group, Inc.*                                           2,184,515
   64,250         Graco, Inc.                                                  2,875,830
  177,900         Hall, Kinion & Associates, Inc.*                             1,681,155
  111,145         Heartland Express, Inc.*                                     2,177,330
  163,500         IDEX Corporation                                             5,879,460
  196,100         John H. Harland Company                                      5,902,610
  682,900         MasTec, Inc.*                                                5,312,962
   30,900         Mercury Computer Systems, Inc.*                                894,555
   84,900         Nordson Corporation                                          2,630,202
   33,400         Oshkosh Truck Corporation                                    1,901,128
  463,000         Pemstar, Inc.*                                               3,333,600
  103,200         Pentair, Inc.                                                5,011,392
  220,700         Power-One, Inc.*                                             1,845,052
   73,400         Regal-Beloit Corporation                                     1,919,410
   86,100         Shaw Group, Inc.*                                            2,628,633
   67,800         SkyWest, Inc.                                                1,556,010
  206,200         TeleTech Holdings, Inc.*                                     2,525,950
  248,996         Tetra Tech, Inc.*                                            3,550,683
  118,200         USFreightways Corporation                                    3,953,790
   27,100         Woodward Governor Company                                    1,865,293
                  ----------------------------------------------------------------------
                  Total Industrials                                           81,099,270
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (17.6%)
  212,800         Acxiom Corporation*                                          3,538,864
  106,300         Adaptec, Inc.*                                               1,562,610
   85,400         Anixter International, Inc.*                                 2,472,330
   87,100         Axcelis Technologies, Inc.*                                  1,254,240
   19,300         Black Box Corporation*                                         903,047
   46,400         Brooks Automation, Inc.*                                     1,654,160
   28,800         CACI International, Inc.*                                      869,011
   37,100         Cerner Corporation*                                          1,970,381
  726,500         CIBER, Inc.*                                                 5,085,500
  177,600         Cirrus Logic, Inc.*                                          2,157,840
   44,300         Cognex Corporation*                                          1,091,995
  164,300         Computer Network Technology Corporation*                     1,567,422
  306,000         Credence Systems Corporation*                                6,193,440
  260,500         DMC Stratex Networks, Inc.*                                  1,094,100
   43,000         ESS Technology, Inc.*                                          686,710
   74,200         Hyperion Solutions Corporation*                              1,736,280
   84,900         Integrated Device Technology, Inc.*                          2,380,596
  140,500         Management Network Group, Inc.*                                685,640
  372,400         Methode Electronics, Inc.                                    4,271,428
   41,000         Metro One Telecommunications, Inc.*                            729,800
  220,900         Parametric Technology Corporation*                             892,436
   82,000         Power Integrations, Inc.*                                    1,734,300
  218,900         Powerwave Technologies, Inc.*                                2,613,666
   98,400         RadiSys Corporation*                                         1,443,528
   33,800         ScanSource, Inc.*                                            2,266,628
  175,600         Somera Communications, Inc.*                                 1,255,540
  127,000         Spectrian Corporation*                                       1,389,380
  129,600         SPSS, Inc.*                                                  2,299,104
  164,200         Tollgrade Communications, Inc.*                              3,302,062
  127,400         Trimble Navigation, Ltd.*                                    2,113,566
   34,200         Varian Semiconductor Equipment Associates, Inc.*             1,597,824
   37,100         Veeco Instruments, Inc.*                                     1,099,273
  114,500         Verity, Inc.*                                                1,527,430
   38,000         Zebra Technologies Corporation*                              2,153,460
                  ----------------------------------------------------------------------
                  Total Information Technology                                67,593,591
---------------------------------------------------------------------------------------------------------------------------------------

Materials (3.6%)
   42,400         Cambrex Corporation                                          1,742,216
  308,700         MacDermid, Inc.                                              6,791,400
  369,100         PolyOne Corporation                                          4,480,874
   50,800         Pope & Talbot, Inc                                             726,440
                  ----------------------------------------------------------------------
                  Total Materials                                             13,740,930
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (3.1%)
   25,300         CH Energy Group, Inc.                                        1,300,167
   76,400         Energen Corporation                                          2,150,660
  128,937         Philadelphia Suburban Corporation                            3,107,382
   63,600         Piedmont Natural Gas Company, Inc.                           2,369,100
   75,300         UniSource Energy Corporation                                 1,519,553
   58,900         WGL Holdings, Inc.                                           1,596,190
                  ----------------------------------------------------------------------
                  Total Utilities                                             12,043,052
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $309,463,164)                                  370,541,451
---------------------------------------------------------------------------------------------------------------------------------------

=======================================================================================================================================
     Principal
      Amount     Short-Term Investments (4.7%)                             Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================
 $  2,929,000    Countrywide Home Loans, Inc.                                    1.850%            5/1/2002       $ 2,929,000
   15,020,366    The AAL Money Market Fund                                         N/A                N/A          15,020,366
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $17,949,366)                                 17,949,366

                                                Total Investments  (101.3%)
                                                (Amortized Cost Basis $327,412,530)                               388,490,817

                                                Other Assets, Less Liabilities (-1.3%)                             (5,046,577)

                                                Net Assets: (100.0%)                                             $383,444,240
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL SMALL CAP INDEX FUND II
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks capital growth that tracks the performance of the S&P SmallCap 600 Index by investing primarily in common stocks of the Index.

=======================================================================================================================================
   Shares         Common Stocks (98.6%)                                     Market Value
=======================================================================================================================================

Communication Services (0.2%)
      900         Boston Communications Group, Inc.*                              $8,820
    3,000         General Communication, Inc.*                                    29,940
                  ----------------------------------------------------------------------
                  Total Communication Services                                    38,760
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (21.1%)
      700         4Kids Entertainment, Inc.*                                      12,040
    1,100         Aaron Rents, Inc.                                               30,745
    1,000         Action Performance Companies, Inc.*                             47,050
    1,100         Advanced Marketing Services, Inc.                               26,675
    1,100         ADVO, Inc.*                                                     47,630
    1,700         AnnTaylor Stores Corporation*                                   73,899
    2,050         Applebee's International, Inc.                                  80,032
    1,300         Applica, Inc.*                                                  13,390
    1,100         Applied Industrial Technologies, Inc.                           21,890
    1,300         Arctic Cat, Inc.                                                25,272
    1,600         Argosy Gaming Company*                                          57,600
      700         Ashworth, Inc.*                                                  6,300
      900         A.T. Cross Company*                                              6,372
    2,000         Aztar Corporation*                                              46,540
    1,800         Bally Total Fitness Holding Corporation*                        39,330
      600         Bassett Furniture Industries, Inc.                              12,300
    1,000         Brown Shoe Company, Inc.                                        20,350
      700         Building Materials Holding Corporation*                         10,507
    2,500         Burlington Coat Factory Warehouse Corporation                   56,150
    1,400         Cato Corporation                                                35,840
    1,600         CEC Entertainment, Inc.*                                        73,920
    2,700         Champion Enterprises, Inc.*                                     22,410
    2,300         Chico's FAS, Inc.*                                              82,984
    1,500         Children's Place Retail Stores, Inc.*                           51,930
    1,400         Christopher & Banks Corporation*                                52,038
      900         Coachmen Industries, Inc.                                       16,650
    1,500         Concord Camera Corporation*                                     11,550
    1,200         Cost Plus, Inc.*                                                35,340
      700         Department 56, Inc.*                                            10,850
    1,000         Dress Barn, Inc.*                                               30,000
    1,100         EDO Corporation                                                 34,045
      700         Enesco Group, Inc.*                                              4,865
    2,200         Ethan Allen Interiors, Inc.                                     90,662
      700         Factory 2-U Stores, Inc.*                                        9,695
    1,770         Fedders Corporation                                              6,815
    1,900         Fleetwood Enterprises, Inc.                                     20,273
    1,100         Footstar, Inc.*                                                 32,439
    1,700         Fossil, Inc.*                                                   47,175
    1,400         Fred's, Inc.                                                    54,495
    1,200         Genesco, Inc.*                                                  33,420
    1,800         Goody's Family Clothing, Inc.*                                  15,858
    1,300         Group 1 Automotive, Inc.*                                       56,992
    1,600         Gymboree Corporation*                                           29,184
      300         Haggar Corporation                                               4,500
    1,000         Hancock Fabrics, Inc.                                           18,190
    1,800         Harman International Industries, Inc.                          106,290
    1,750         Hot Topic, Inc.*                                                39,480
      500         Huffy Corporation*                                               3,925
    1,300         Hughes Supply, Inc.                                             54,236
    1,200         IHOP Corporation*                                               43,620
    1,200         Information Holdings, Inc.*                                     37,440
    2,350         Insight Enterprises, Inc.*                                      61,335
    2,800         Interface, Inc.                                                 22,540
    1,400         Intermet Corporation                                            15,358
    2,200         Jack in the Box, Inc.*                                          70,246
    1,100         JAKKS Pacific, Inc.*                                            21,197
    1,000         Jo-Ann Stores, Inc.*                                            19,380
    1,000         K2, Inc.*                                                        8,200
    1,300         Kellwood Company                                                35,425
      500         K-Swiss, Inc.                                                   22,885
    1,600         Landry's Restaurants, Inc.                                      44,320
    3,400         La-Z-Boy, Inc.                                                 102,136
      900         Libbey, Inc.                                                    35,190
    2,300         Linens 'n Things, Inc.*                                         79,810
    1,300         Lone Star Steakhouse & Saloon, Inc.                             25,350
    1,200         Luby's, Inc.*                                                    8,400
    1,498         M.D.C. Holdings, Inc.                                           75,649
    1,600         Marcus Corporation                                              27,680
      900         Meade Instruments Corporation*                                   4,455
    2,400         Men's Wearhouse, Inc.*                                          59,088
      800         Midas, Inc.                                                     11,760
    2,300         Midway Games, Inc.*                                             31,395
    1,600         Monaco Coach Corporation*                                       45,952
      400         National Presto Industries, Inc.                                13,380
    1,800         Nautica Enterprises, Inc.*                                      25,902
      500         NVR, Inc.*                                                     184,875
    1,000         O'Charley's, Inc.*                                              25,260
    3,000         O'Reilly Automotive, Inc.*                                      97,170
      700         OshKosh B'Gosh, Inc.                                            29,295
      400         Oxford Industries, Inc.                                         11,500
    1,800         Pacific Sunwear of California, Inc.*                            44,964
      800         Panera Bread Company*                                           53,656
    1,700         Penton Media, Inc.                                              11,220
    2,900         Pep Boys-Manny, Moe, & Jack                                     55,535
      700         P.F. Chang's China Bistro, Inc.*                                50,715
    1,500         Phillips-Van Heusen Corporation                                 22,860
    5,200         Pier 1 Imports, Inc.                                           124,540
    1,400         Pinnacle Entertainment, Inc.*                                   15,540
    1,300         Polaris Industries, Inc.                                        97,890
    2,500         Prime Hospitality Corporation*                                  32,225
    1,300         Quiksilver, Inc.*                                               31,720
    1,200         RARE Hospitality International, Inc.*                           33,600
    2,400         Regis Corporation                                               72,144
      700         Royal Appliance Manufacturing Company*                           4,396
    3,600         Ruby Tuesday, Inc.                                              90,432
    1,100         Russ Berrie and Company, Inc.                                   40,150
    1,800         Russell Corporation                                             33,282
    1,700         Ryan's Family Steak Houses, Inc.*                               44,540
      800         Ryland Group, Inc.                                              88,000
      600         Salton, Inc.*                                                   10,290
    1,000         School Specialty, Inc.*                                         28,370
    1,400         SCP Pool Corporation*                                           44,366
    1,600         ShopKo Stores, Inc.*                                            33,328
    1,000         Shuffle Master, Inc.*                                           22,900
      500         Skyline Corporation                                             18,000
    2,200         Sonic Corporation*                                              64,482
      700         Standard Motor Products, Inc.                                   11,550
    1,700         Standard Pacific Corporation                                    57,069
    1,500         Steak n Shake Company*                                          20,970
    2,300         Stein Mart, Inc.*                                               27,140
    2,300         Stride Rite Corporation                                         20,240
    1,500         Sturm, Ruger & Company, Inc.                                    20,850
    1,100         TBC Corporation*                                                16,390
      800         Thomas Nelson, Inc.                                             10,144
      800         Thor Industries, Inc.                                           47,400
    3,900         Toll Brothers, Inc.*                                           116,025
    1,800         Too, Inc.*                                                      54,270
      700         Toro Company                                                    40,600
    2,700         Tower Automotive, Inc.*                                         39,609
    1,100         Triarc Companies, Inc.*                                         30,800
      600         Ultimate Electronics, Inc.*                                     17,340
    1,800         Wellman, Inc.                                                   29,880
    1,150         Wet Seal, Inc.*                                                 40,974
    1,200         Winnebago Industries, Inc.                                      56,040
    1,800         WMS Industries Inc.*                                            28,998
    2,300         Wolverine World Wide, Inc.                                      41,445
    2,000         Zale Corporation*                                               79,440
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                 4,992,635
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (4.5%)
    1,000         American Italian Pasta Company*                                 49,740
    2,700         Casey's General Stores, Inc.                                    35,154
      500         Coca-Cola Bottling Company Consolidated                         24,580
    2,500         Constellation Brands, Inc.*                                    151,000
    2,000         Corn Products International, Inc.                               66,200
    2,100         Delta and Pine Land Company                                     40,866
    2,500         DIMON, Inc.                                                     19,250
    2,500         Fleming Companies, Inc.                                         55,100
    2,200         Great Atlantic & Pacific Tea Company, Inc.*                     56,364
    1,900         Hain Celestial Group, Inc.*                                     34,827
    1,100         International Multifoods Corporation                            29,535
      500         J & J Snack Foods Corporation*                                  19,000
    1,600         Lance, Inc.                                                     25,520
      700         Nash Finch Company                                              21,000
      900         Nature's Sunshine Products, Inc.                                 9,818
    3,700         NBTY, Inc.*                                                     63,566
    2,500         Performance Food Group Company*                                 90,078
    1,700         Ralcorp Holdings, Inc.*                                         47,600
      800         Schweitzer-Mauduit International, Inc.                          22,600
    1,000         United Natural Foods, Inc.*                                     23,950
      900         WD-40 Company                                                   24,606
    3,200         Whole Foods Market, Inc.*                                      149,632
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                       1,059,986
---------------------------------------------------------------------------------------------------------------------------------------

Energy (5.3%)
      800         Atwood Oceanics, Inc.*                                          36,760
    1,800         Cabot Oil & Gas Corporation                                     45,234
    1,800         Cal Dive International, Inc.*                                   46,620
      900         Carbo Ceramics, Inc.                                            33,912
    1,000         Dril-Quip, Inc.*                                                24,700
    1,100         Evergreen Resources, Inc.*                                      49,225
    2,800         Input/Output, Inc.*                                             25,340
      800         Key Production Company, Inc.*                                   17,120
    1,400         Lone Star Technologies, Inc.*                                   37,310
    2,500         Newfield Exploration Company*                                   94,625
      900         Nuevo Energy Company*                                           14,130
    1,300         Oceaneering International, Inc.*                                34,450
    1,200         Offshore Logistics, Inc.*                                       24,240
    1,200         Patina Oil & Gas Corporation                                    43,440
    1,300         Plains Resources, Inc.*                                         35,620
    3,000         Pogo Producing Company                                         102,720
      700         Prima Energy Corporation*                                       17,431
    1,200         Remington Oil and Gas Corporation*                              24,420
    1,200         SEACOR SMIT, Inc.*                                              57,720
    1,400         Seitel, Inc.*                                                   11,270
    1,500         St. Mary Land & Exploration Company                             36,285
    1,500         Stone Energy Corporation*                                       63,600
    1,500         Swift Energy Company*                                           28,455
      800         TETRA Technologies, Inc.*                                       22,912
    2,200         Tom Brown, Inc.*                                                63,800
    2,000         Unit Corporation*                                               39,040
    1,700         Veritas DGC, Inc.*                                              30,770
    3,500         Vintage Petroleum,Inc.                                          48,300
    6,950         XTO Energy, Inc.                                               141,780
                  ----------------------------------------------------------------------
                  Total Energy                                                 1,251,229
---------------------------------------------------------------------------------------------------------------------------------------

Financials (11.1%)
    1,400         American Financial Holdings, Inc.                               41,286
    1,400         Anchor BanCorp Wisconsin, Inc.                                  30,800
    1,200         Boston Private Financial Holdings, Inc.                         32,220
    1,300         Cash America International, Inc.                                12,961
    1,800         Chittenden Corporation                                          59,490
    1,200         Colonial Properties Trust                                       43,656
    2,600         Commercial Federal Corporation                                  76,440
    2,300         Community First Bankshares, Inc.                                63,204
    2,900         Cullen/Frost Bankers, Inc.                                     109,446
    1,200         Delphi Financial Group, Inc.                                    51,600
    1,500         Dime Community Bancshares                                       34,890
    1,600         Downey Financial Corporation                                    84,992
    1,300         East West Bancorp, Inc.                                         46,540
    1,000         Essex Property Trust, Inc.                                      52,000
      900         Financial Federal Corporation*                                  31,653
    3,800         First American Corporation                                      83,980
    1,500         First BanCorp                                                   50,250
    2,700         First Midwest Bancorp, Inc.                                     82,161
      800         First Republic Bank*                                            26,480
    1,000         FirstFed Financial Corporation*                                 28,600
    3,900         Fremont General Corporation                                     27,261
      700         GBC Bancorp                                                     22,540
    1,600         Hilb, Rogal and Hamilton Company                                58,848
    2,650         Hudson United Bancorp                                           84,111
    1,500         Jefferies Group, Inc.                                           69,735
    1,500         Kilroy Realty Corporation                                       42,225
    1,100         LandAmerica Financial Group, Inc.                               38,500
    1,300         MAF Bancorp, Inc.                                               48,178
    1,200         Philadelphia Consolidated Holding Corporation*                  51,240
    1,600         Presidential Life Corporation                                   39,840
    1,455         Provident Bankshares Corporation                                37,917
    2,700         Raymond James Financial, Inc.                                   90,288
    1,600         Riggs National Corporation                                      26,608
      600         RLI Corporation                                                 34,560
      500         SCPIE Holdings, Inc.                                             6,725
    1,400         Seacoast Financial Services Corporation                         29,960
    1,400         Selective Insurance Group, Inc.                                 42,000
    1,800         Shurgard Storage Centers, Inc.                                  63,450
    2,300         South Financial Group, Inc.                                     52,969
    1,900         Southwest Bancorporation of Texas, Inc.*                        66,557
    3,500         Staten Island Bancorp, Inc.                                     69,825
    2,350         Sterling Bancshares, Inc.                                       32,148
    1,000         Stewart Information Services Corporation*                       18,900
    2,200         Susquehanna Bancshares, Inc.                                    54,340
      993         SWS Group, Inc.                                                 19,959
    2,000         Trenwick Group, Ltd.                                            16,980
    3,933         TrustCo Bank Corporation NY                                     50,893
    1,100         UCBH Holdings, Inc.                                             43,395
    2,700         UICI*                                                           55,350
    2,400         United Bankshares, Inc.                                         76,800
    3,589         Washington Federal, Inc.                                        93,745
    2,250         Whitney Holding Corporation                                     82,125
    1,000         Zenith National Insurance Corporation                           30,700
                  ----------------------------------------------------------------------
                  Total Financials                                             2,621,321
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (12.1%)
    1,450         Accredo Health, Inc.*                                           93,858
    4,100         Advanced Tissue Sciences, Inc.*                                 11,275
    5,200         AdvancePCS, Inc.*                                              175,812
    2,900         Alpharma, Inc.                                                  49,590
    1,100         ArQule, Inc.*                                                   10,450
    1,200         ArthroCare Corporation*                                         19,224
      800         Biosite Diagnostics, Inc.*                                      25,000
    3,200         Bio-Technology General Corporation*                             15,677
    3,100         Cephalon, Inc.*                                                181,784
    1,400         CONMED Corporation*                                             37,800
      900         Cooper Companies, Inc.                                          47,700
    3,300         Coventry Health Care, Inc.*                                    103,950
    1,050         Cryolife, Inc.*                                                 30,944
      500         Curative Health Services, Inc.*                                  7,030
    2,000         Cygnus, Inc.*                                                    9,420
      800         Datascope Corporation                                           25,160
    1,600         Diagnostic Products Corporation                                 76,768
    1,612         Enzo Biochem, Inc.*                                             29,177
    1,500         Haemonetics Corporation*                                        49,710
    1,000         Hologic, Inc.*                                                  16,230
    3,600         Hooper Holmes, Inc.                                             37,404
    1,900         IDEXX Laboratories, Inc.*                                       54,112
      900         IMPATH, Inc.*                                                   21,303
    1,100         INAMED Corporation*                                             40,513
    1,700         Invacare Corporation                                            64,294
    1,300         MAXIMUS, Inc.*                                                  40,300
    1,700         Medicis Pharmaceutical Corporation*                             91,035
    1,300         Mentor Corporation                                              52,065
    1,300         MGI PHARMA, Inc.*                                                9,464
    2,700         Mid Atlantic Medical Services, Inc.*                            98,361
    1,200         Noven Pharmaceuticals, Inc.*                                    24,108
    2,800         Orthodontic Centers of America, Inc.*                           74,620
      700         Osteotech, Inc.*                                                 5,600
    1,900         Owens & Minor, Inc.                                             39,311
    1,400         PAREXEL International Corporation*                              21,798
    1,400         Pediatrix Medical Group, Inc.*                                  65,786
    2,900         Pharmaceutical Product Development, Inc.*                       73,022
      700         PolyMedica Corporation*                                         27,272
    2,600         Priority Healthcare Corporation*                                77,324
    1,800         Province Healthcare Company*                                    69,318
    2,400         Regeneron Pharmaceuticals, Inc.*                                49,560
    1,000         RehabCare Group, Inc.*                                          26,650
    2,800         Renal Care Group, Inc.*                                         99,400
    1,800         ResMed, Inc.*                                                   66,798
    1,900         Respironics, Inc.*                                              62,301
    1,500         Sierra Health Services, Inc.*                                   29,250
    1,300         Sola International, Inc.*                                       18,655
      500         Spacelabs Medical, Inc.*                                         7,165
    1,200         Sunrise Assisted Living, Inc.*                                  32,412
    1,000         SurModics, Inc.*                                                40,670
    2,100         Sybron Dental Specialties, Inc.*                                41,370
    1,400         Syncor International Corporation*                               43,764
    2,300         TECHNE Corporation*                                             61,387
    1,600         Theragenics Corporation*                                        14,368
    5,300         US Oncology, Inc.*                                              50,880
    3,800         Varian Medical Systems, Inc.*                                  164,730
    1,400         Viasys Healthcare, Inc.*                                        28,252
      700         Vital Signs, Inc.                                               26,950
                  ----------------------------------------------------------------------
                  Total Health Care                                            2,868,131
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (19.9%)
    1,500         AAR Corporation                                                 19,110
    1,400         ABM Industries, Inc.                                            53,620
    2,300         Acuity Brands, Inc.                                             42,665
    1,500         Administaff, Inc.*                                              34,425
    1,800         Advanced Energy Industries, Inc.*                               62,640
    3,300         Aeroflex, Inc.*                                                 46,134
    1,475         Alliant Techsystems, Inc.*                                     158,858
      400         Angelica Corporation                                             6,080
    1,300         A.O. Smith Corporation                                          40,430
    1,500         Apogee Enterprises, Inc.                                        20,625
    1,700         Arbitron, Inc.*                                                 58,429
    1,400         Arkansas Best Corporation*                                      33,810
    1,700         Armor Holdings, Inc.*                                           43,095
    2,100         Artesyn Technologies, Inc.*                                     16,317
    1,100         Astec Industries, Inc.*                                         20,515
      800         AstroPower, Inc.*                                               29,776
    2,500         Atlantic Coast Airlines Holdings, Inc.*                         54,625
    1,900         Baldor Electric Company                                         45,030
    1,000         Barnes Group, Inc.                                              25,720
    1,900         B/E Aerospace, Inc.*                                            24,700
    1,400         Belden, Inc.                                                    33,516
    1,800         Bowne & Company, Inc.                                           28,620
    1,300         Brady Corporation                                               47,450
    1,200         Briggs & Stratton Corporation                                   50,580
      400         Butler Manufacturing Company                                    11,128
    1,500         C&D Technologies, Inc.                                          34,500
    1,100         CDI Corporation*                                                32,153
    2,000         Central Parking Corporation                                     52,640
      600         Chemed Corporation                                              23,040
    1,400         CLARCOR, Inc.                                                   45,220
      700         Consolidated Graphics, Inc.*                                    14,945
    1,200         Corinthian Colleges, Inc.*                                      70,668
      400         CPI Corporation                                                  7,600
      900         Cuno, Inc.*                                                     31,716
      600         Curtiss-Wright Corporation                                      45,744
    1,200         Dionex Corporation*                                             29,556
      900         DRS Technologies, Inc.*                                         41,625
    2,600         eFunds Corporation*                                             41,340
    1,100         Elcor Corporation                                               29,678
    1,500         Electro Scientific Industries, Inc.*                            45,090
      900         EMCOR Group, Inc.*                                              54,765
    1,100         Esterline Technologies Corporation*                             25,575
    1,900         FactSet Research Systems, Inc.                                  66,177
      800         Flow International Corporation*                                  8,480
    1,200         Forward Air Corporation*                                        32,604
    1,100         Franklin Covey Company*                                          2,970
    1,600         Frontier Airlines, Inc.*                                        24,720
    1,200         G & K Services, Inc.                                            49,500
      900         Gardner Denver, Inc.*                                           25,110
    2,400         GenCorp, Inc.                                                   37,680
    2,040         Global Payments, Inc.                                           78,377
    1,800         Graco, Inc.                                                     80,568
    1,820         Griffon Corporation*                                            34,944
      700         Hall, Kinion & Associates, Inc.*                                 6,615
    2,801         Heartland Express, Inc.*                                        54,871
    1,000         Heidrick & Struggles International, Inc.*                       20,680
    1,700         IDEX Corporation                                                61,132
    1,100         Imagistics International, Inc.*                                 19,140
    1,600         Information Resources, Inc.*                                    16,400
    1,500         Insituform Technologies, Inc.*                                  37,275
      700         Insurance Auto Auctions, Inc.*                                  13,608
    1,000         Ionics, Inc.*                                                   30,000
    1,300         ITT Educational Services, Inc.*                                 65,845
    2,300         JLG Industries, Inc.                                            37,858
    1,600         John H. Harland Company                                         48,160
    1,200         Kaman Corporation                                               21,540
    3,300         Kansas City Southern Industries, Inc.*                          52,800
    1,400         Kirby Corporation*                                              39,270
    1,200         Kroll, Inc.*                                                    22,248
    2,200         Labor Ready, Inc.*                                              19,800
      500         Landstar System, Inc.*                                          48,950
      500         Lawson Products, Inc.                                           16,025
    3,100         Lennox International, Inc.                                      46,500
      600         Lindsay Manufacturing Company                                   14,700
      800         Lydall, Inc.*                                                   11,608
    1,200         MagneTek, Inc.*                                                 14,400
    1,400         Manitowoc Company, Inc.                                         61,180
      800         MemberWorks, Inc.*                                              13,920
    1,200         Mercury Computer Systems, Inc.*                                 34,740
    1,800         Mesa Air Group, Inc.*                                           17,820
      800         Midwest Express Holdings, Inc.*                                 16,000
    1,800         Milacron, Inc.                                                  23,850
      800         Mobile Mini, Inc.*                                              26,376
    1,900         Mueller Industries, Inc.*                                       64,771
    1,900         NDCHealth Corporation                                           61,123
      700         New England Business Service, Inc.                              19,600
    1,500         On Assignment, Inc.*                                            30,495
    1,000         Oshkosh Truck Corporation                                       56,920
    2,200         Paxar Corporation*                                              36,740
    1,400         Pegasus Solutions, Inc.*                                        27,118
      700         Planar Systems Inc.*                                            17,423
    1,100         Pre-Paid Legal Services, Inc.*                                  32,186
    3,500         PRG-Schultz International, Inc.*                                48,020
    1,400         Regal-Beloit Corporation                                        36,610
    1,800         Reliance Steel & Aluminum Company                               58,050
    1,100         Roadway Corporation                                             33,550
      700         Robbins & Myers, Inc.                                           20,475
    2,300         Shaw Group, Inc.*                                               70,219
      700         Simpson Manufacturing Company, Inc.*                            45,990
    3,200         SkyWest, Inc.                                                   73,440
    1,000         SOURCECORP, Inc.*                                               30,000
    3,200         Spherion Corporation*                                           40,704
      800         SPS Technologies, Inc.*                                         31,296
    1,600         Standard Register Company                                       51,200
      700         Standex International Corporation                               18,144
    2,900         Tetra Tech, Inc.*                                               41,354
      900         Thomas Industries, Inc.                                         26,100
    3,400         Timken Company                                                  90,610
    1,100         Titan International, Inc.                                        5,456
    2,100         Tredegar Corporation                                            48,195
      900         Triumph Group, Inc.*                                            41,445
    1,900         United Stationers, Inc.*                                        74,119
    1,100         Universal Forest Products, Inc.                                 27,500
    1,000         URS Corporation*                                                30,800
    1,500         USFreightways Corporation                                       50,175
    2,500         Valence Technology, Inc.*                                        5,775
    1,400         Valmont Industries, Inc.                                        28,966
    2,300         Vicor Corporation*                                              31,878
      800         Volt Information Sciences, Inc.*                                18,160
    1,200         Wabash National Corporation                                     11,748
    1,600         Waste Connections, Inc.*                                        56,480
    1,500         Watsco, Inc.                                                    27,135
    1,500         Watts Industries, Inc.                                          27,315
    3,533         Werner Enterprises, Inc.                                        62,711
      600         Wolverine Tube, Inc.*                                            5,520
      700         Woodward Governor Company                                       48,181
    1,600         Yellow Corporation*                                             43,152
                  ----------------------------------------------------------------------
                  Total Industrials                                            4,695,043
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (15.7%)
    1,300         Actel Corporation*                                              31,590
    5,900         Adaptec, Inc.*                                                  86,730
    1,700         Allen Telecom, Inc.*                                            11,203
    2,200         Alliance Semiconductor Corporation*                             23,452
    2,400         Alpha Industries, Inc.*                                         29,400
    2,300         American Management Systems, Inc.*                              52,624
      800         Analogic Corporation                                            39,888
    1,300         Analysts International Corporation                               6,669
    2,100         Anixter International, Inc.*                                    60,795
      800         ANSYS, Inc.*                                                    20,400
    2,900         Aspect Communications Corporation*                              13,891
    1,800         Aspen Technology, Inc.*                                         24,390
    1,700         ATMI, Inc.*                                                     51,850
    1,200         Audiovox Corporation*                                            8,964
    2,100         Avant! Corporation*                                             34,965
    1,400         Avid Technology, Inc.*                                          14,406
    1,200         Aware, Inc.*                                                     6,000
    5,400         Axcelis Technologies, Inc.*                                     77,760
    1,200         AXT, Inc.*                                                      13,920
    1,250         BARRA, Inc.*                                                    61,738
      800         BEI Technologies, Inc.                                          15,688
      600         Bel Fuse, Inc.                                                  16,104
      900         Bell Microproducts, Inc.*                                       10,620
    1,300         Benchmark Electronics, Inc.*                                    39,520
    1,200         Black Box Corporation*                                          56,148
    1,100         Brooks Automation, Inc.*                                        39,215
      600         Brooktrout, Inc.*                                                3,840
    2,450         Cable Design Technologies Corporation*                          30,797
    1,600         CACI International, Inc.*                                       48,278
    1,700         Captaris, Inc.*                                                  6,001
    1,200         Carreker Corporation*                                           11,988
      700         Catapult Communications Corporation*                            17,542
    1,900         C-COR.net Corporation*                                          20,786
    2,000         Cerner Corporation*                                            106,220
    1,700         Checkpoint Systems, Inc.*                                       29,325
    3,400         CIBER, Inc.*                                                    23,800
    2,500         Cognex Corporation*                                             61,625
    1,600         Coherent, Inc.*                                                 48,960
    1,200         Cohu, Inc.                                                      33,612
    1,100         Computer Task Group, Inc.                                        5,775
      600         Concerto Software, Inc.*                                         5,400
      900         Concord Communications, Inc.*                                   16,920
    1,800         CTS Corporation                                                 30,870
    1,900         Cymer, Inc.*                                                    89,813
    2,200         Dendrite International, Inc.*                                   29,150
    1,200         Digi International, Inc.*                                        6,768
    4,600         DMC Stratex Networks, Inc.*                                     19,320
    1,000         DuPont Photomasks, Inc.*                                        38,980
    1,300         Elantec Semiconductor, Inc.*                                    53,742
    1,200         Electroglas, Inc.*                                              20,172
    1,200         ePresence, Inc.*                                                 5,064
    2,500         ESS Technology, Inc.*                                           39,925
    2,200         Exar Corporation*                                               43,868
    1,300         Fair, Isaac and Company, Inc.                                   72,462
    1,900         FileNET Corporation*                                            32,775
    1,200         Gerber Scientific, Inc.                                          5,400
    3,300         Harmonic, Inc.*                                                 26,565
    1,400         Helix Technology Corporation                                    37,884
    2,000         HNC Software, Inc.*                                             38,240
    1,400         Hutchinson Technology, Inc.*                                    25,074
    1,800         Hyperion Solutions Corporation*                                 42,120
      923         Intermagnetics General Corporation*                             23,195
    1,300         Inter-Tel, Inc.                                                 26,663
    1,800         InterVoice-Brite, Inc.*                                          7,920
      900         Itron, Inc.*                                                    32,085
      900         Keithley Instruments, Inc.                                      17,280
    3,600         Kopin Corporation*                                              28,584
    1,100         Kronos, Inc.*                                                   44,715
    2,700         Kulicke and Soffa Industries, Inc.*                             48,978
    1,600         Manhattan Associates, Inc.*                                     50,528
      800         MapInfo Corporation*                                             8,824
    2,000         Methode Electronics, Inc.                                       22,940
    1,350         Metro One Telecommunications, Inc.*                             24,030
    1,000         MICROS Systems, Inc.*                                           28,000
    1,600         Microsemi Corporation*                                          21,200
    1,200         MRO Software, Inc.*                                             17,352
    1,900         Netegrity, Inc.*                                                14,535
    1,200         Network Equipment Technologies, Inc.*                            7,080
    1,700         NYFIX, Inc.*                                                    17,119
    1,100         Park Electrochemical Corporation                                33,275
    1,000         PCTEL, Inc.*                                                     8,200
    1,400         Pericom Semiconductor Corporation*                              19,978
    1,400         Phoenix Technologies, Ltd.*                                     19,250
    1,000         Photon Dynamics, Inc.*                                          48,440
    1,700         Photronics, Inc.*                                               56,219
    3,200         Pinnacle Systems, Inc.*                                         29,760
    1,700         Pioneer-Standard Electronics, Inc.                              24,854
    1,500         Power Integrations, Inc.*                                       31,725
    2,000         Progress Software Corporation*                                  33,700
      800         QRS Corporation*                                                 8,960
    1,500         Radiant Systems, Inc.*                                          16,515
      900         RadiSys Corporation*                                            13,203
    1,400         Rainbow Technologies, Inc.*                                     11,858
    6,700         Read-Rite Corporation*                                          23,785
      900         Rogers Corporation*                                             30,240
    1,800         Roper Industries, Inc.                                          82,782
    1,100         Roxio, Inc.*                                                    23,375
      900         Rudolph Technologies, Inc.*                                     27,450
      800         SBS Technologies, Inc.*                                         10,192
      800         SCM Microsystems, Inc.*                                         10,304
      900         SPSS, Inc.*                                                     15,966
      900         Standard Microsystems Corporation*                              22,095
      800         StarTek, Inc.*                                                  19,888
    4,015         Stratos Lightwave, Inc.*                                        11,081
      700         Supertex, Inc.*                                                 13,405
    1,250         Symmetricom, Inc.*                                               8,000
    1,800         Systems & Computer Technology Corporation*                      27,990
    2,100         Take-Two Interactive Software, Inc.*                            52,710
    2,200         Technitrol, Inc.                                                55,880
    1,800         Teledyne Technologies, Inc.*                                    30,600
    1,600         Therma-Wave, Inc.*                                              22,624
    2,200         THQ, Inc.*                                                      77,132
    1,200         Three-Five Systems, Inc.*                                       16,800
      700         Tollgrade Communications, Inc.*                                 14,077
    1,400         Trimble Navigation, Ltd.*                                       23,226
    1,200         Ultratech Stepper, Inc.*                                        20,484
    1,900         Varian Semiconductor Equipment Associates, Inc.*                88,768
    1,600         Veeco Instruments, Inc.*                                        47,408
    1,900         Verity, Inc.*                                                   25,346
    1,400         ViaSat, Inc.*                                                   14,882
    1,100         X-Rite, Inc.                                                     9,625
    1,800         Zebra Technologies Corporation*                                102,006
      900         ZixIt Corporation *                                              4,464
                  ----------------------------------------------------------------------
                  Total Information Technology                                 3,706,541
---------------------------------------------------------------------------------------------------------------------------------------

Materials (4.7%)
      700         A.M. Castle & Compan                                             8,050
    2,000         AptarGroup, Inc.                                                74,300
    1,200         Arch Chemicals, Inc.*                                           29,760
      900         Brush Engineered Materials, Inc.                                11,610
    1,900         Buckeye Technologies, Inc.*                                     20,881
    1,500         Cambrex Corporation                                             61,635
    1,500         Caraustar Industries, Inc.                                      16,950
    1,100         Century Aluminum Company                                        16,676
      800         ChemFirst, Inc.                                                 22,360
      900         Chesapeake Corporation                                          24,705
      600         Cleveland-Cliffs, Inc.                                          16,200
      800         Commercial Metals Company                                       35,848
      900         Commonwealth Industries, Inc.                                    6,768
      700         Deltic Timber Corporation                                       23,450
    1,650         Florida Rock Industries, Inc.                                   65,967
    1,800         Georgia Gulf Corporation                                        39,654
      800         IMCO Recycling, Inc.                                             8,520
    1,800         MacDermid, Inc.                                                 39,600
    4,200         Massey Energy Company                                           62,790
      800         Material Sciences Corporation*                                   9,360
    1,400         Mississippi Chemical Corporation                                 2,492
    1,324         Myers Industries, Inc.                                          23,964
    1,600         OM Group, Inc.                                                 106,800
    2,200         OMNOVA Solutions, Inc.                                          20,240
      400         Penford Corporation                                              6,880
    5,200         PolyOne Corporation                                             63,128
      800         Pope & Talbot, Inc.                                             11,440
      500         Quaker Chemical Corporation                                     11,500
      800         Quanex Corporation                                              28,800
    1,100         RTI International Metals, Inc.*                                 14,465
    1,300         Ryerson Tull, Inc.                                              15,275
    1,700         Scotts Company*                                                 81,107
    2,500         Steel Dynamics, Inc.*                                           43,625
      500         Steel Technologies, Inc.                                         5,245
    2,100         Stillwater Mining Company*                                      36,855
    1,200         Texas Industries, Inc.                                          46,536
                  ----------------------------------------------------------------------
                  Total Materials                                              1,113,436
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (4.0%)
      600         American States Water Company                                   23,340
    2,300         Atmos Energy Corporation                                        55,039
    2,600         Avista Corporation                                              41,574
      600         Cascade Natural Gas Corporation                                 13,500
      600         Central Vermont Public Service Corporation                      10,800
      900         CH Energy Group, Inc.                                           46,251
    2,800         El Paso Electric Company*                                       43,680
    1,900         Energen Corporation                                             53,485
      300         Green Mountain Power Corporation                                 5,700
    1,100         Laclede Group, Inc.                                             26,895
    1,500         New Jersey Resources Corporation                                48,000
    1,400         Northwest Natural Gas Company                                   39,760
    1,500         NorthWestern Corporation                                        30,855
      900         NUI Corporation                                                 24,120
    3,781         Philadelphia Suburban Corporation                               91,122
    1,800         Piedmont Natural Gas Company, Inc.                              67,050
    2,000         RGS Energy Group, Inc.                                          79,360
    2,910         Southern Union Company*                                         50,925
    1,800         Southwest Gas Corporation                                       44,550
    1,400         Southwestern Energy Company                                     20,160
    1,600         UGI Corporation                                                 50,400
      800         UIL Holdings Corporation                                        45,120
    1,900         UniSource Energy Corporation                                    38,342
                  ----------------------------------------------------------------------
                  Total Utilities                                                950,028
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $20,302,391)                                    23,297,110

=======================================================================================================================================
     Principal
      Amount     Short-Term Investments (1.4%)                                                                   Market Value
=======================================================================================================================================
 $    334,475    The AAL Money Market Fund                                                                           $334,475
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $334,475)                                       334,475

                                                Total Investments  (100.0%)
                                                (Amortized Cost Basis $20,636,866)                                 23,631,585

                                                Other Assets, Less Liabilities (0.0%)                                   5,852

                                                Net Assets: (100.0%)                                              $23,637,437
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

=======================================================================================================================================
   Shares         Common Stocks (96.6%)                                     Market Value
=======================================================================================================================================

Consumer Discretionary (20.5%)
    3,300         AnnTaylor Stores Corporation*                                 $143,451
   26,600         Arctic Cat, Inc.                                               517,104
   15,700         Bob Evans Farms, Inc.                                          477,280
    6,600         Cost Plus, Inc.*                                               194,370
   53,600         Cutter & Buck, Inc.*                                           337,144
   84,900         Deckers Outdoor Corporation*                                   449,970
    4,200         Ethan Allen Interiors, Inc.                                    173,082
   52,200         Guess ?, Inc.*                                                 381,582
   20,600         Hasbro, Inc.                                                   329,188
    3,700         KB Home                                                        184,445
    8,100         Lear Corporation*                                              416,421
    8,880         M.D.C. Holdings, Inc.                                          448,440
   14,100         Monaco Coach Corporation*                                      404,952
   19,400         O'Charley's, Inc.*                                             490,044
    7,700         Ross Stores, Inc.                                              312,697
   33,600         Visteon Corporation                                            518,784
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                 5,778,954
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (2.7%)
   26,400         Schweitzer-Mauduit International, Inc.                         745,800
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                         745,800
---------------------------------------------------------------------------------------------------------------------------------------

Energy (6.5%)
   17,000         Newfield Exploration Company*                                  643,450
    9,300         Patterson-UTI Energy, Inc.*                                    297,600
   14,500         TETRA Technologies, Inc.*                                      415,280
   22,800         XTO Energy, Inc.                                               465,120
                  ----------------------------------------------------------------------
                  Total Energy                                                 1,821,450
---------------------------------------------------------------------------------------------------------------------------------------

Financials (17.9%)
    8,600         Affiliated Managers Group, Inc.*                               546,960
   26,700         Allegiant Bancorp, Inc.                                        455,235
   19,000         Bank of the Ozarks, Inc.                                       688,750
   20,700         BOK Financial Corporation*                                     703,800
    9,300         Corus Bankshares, Inc.                                         467,409
    2,800         Downey Financial Corporation                                   148,736
   21,300         HCC Insurance Holdings, Inc.                                   553,800
   16,300         IBERIABANK Corporation                                         604,730
   23,900         Irwin Financial Corporation                                    460,075
   11,300         SL Green Realty Corporation                                    396,630
                  ----------------------------------------------------------------------
                  Total Financials                                             5,026,125
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (3.0%)
   14,500         Alpharma, Inc.                                                 247,950
   12,200         CONMED Corporation*                                            329,400
    8,200         Coventry Health Care, Inc.*                                    258,300
                  ----------------------------------------------------------------------
                  Total Health Care                                              835,650
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (22.5%)
    4,600         Arkansas Best Corporation*                                     111,090
   29,900         Artesyn Technologies, Inc.*                                    232,323
   22,400         Circor International, Inc.                                     476,000
   22,300         Consolidated Graphics, Inc.*                                   476,105
   22,200         Crane Company                                                  612,276
    8,400         EMCOR Group, Inc.*                                             511,140
   22,300         Hall, Kinion & Associates, Inc.*                               210,735
   14,800         HON INDUSTRIES, Inc.                                           442,816
    8,300         IDEX Corporation                                               298,468
    9,300         John H. Harland Company                                        279,930
   74,000         MasTec, Inc.*                                                  575,720
   33,700         Pemstar, Inc.*                                                 242,640
   10,100         Regal-Beloit Corporation                                       264,115
   22,800         Robbins & Myers, Inc.                                          666,900
   20,700         Tetra Tech, Inc.*                                              295,182
   11,600         Thomas Industries, Inc.                                        336,400
    9,000         USFreightways Corporation                                      301,050
                  ----------------------------------------------------------------------
                  Total Industrials                                            6,332,890
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (13.7%)
   23,900         Acxiom Corporation*                                            397,457
  126,000         ADC Telecommunications, Inc.*                                  490,140
    6,200         Brooks Automation, Inc.*                                       221,030
   25,700         CIBER, Inc.*                                                   179,900
   28,900         Credence Systems Corporation*                                  584,936
    8,900         Integrated Device Technology, Inc.*                            249,556
    6,500         International Rectifier Corporation*                           299,780
   19,200         Management Network Group, Inc.*                                 93,696
   45,300         Methode Electronics, Inc.                                      519,591
   40,100         Parametric Technology Corporation*                             162,004
   25,100         SPSS, Inc.*                                                    445,274
    9,600         Tollgrade Communications, Inc.*                                193,056
                  ----------------------------------------------------------------------
                  Total Information Technology                                 3,836,420
---------------------------------------------------------------------------------------------------------------------------------------

Materials (5.8%)
    9,400         Lafarge North America, Inc.                                    411,532
   23,600         MacDermid, Inc                                                 519,200
   16,500         Nova Chemicals Corporation                                     382,635
   25,600         PolyOne Corporation                                            310,784
                  ----------------------------------------------------------------------
                  Total Materials                                              1,624,151
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (4.0%)
   21,400         Energen Corporation                                            602,410
   11,100         Nicor, Inc.                                                    519,258
                  ----------------------------------------------------------------------
                  Total Utilities                                              1,121,668
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $24,191,943)                                    27,123,108

=======================================================================================================================================
    Principal
      Amount     Short-Term Investments (5.5%)                             Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================
 $    302,000    Countrywide Home Loans, Inc.                                    1.830%            5/2/2002       $   301,985
    1,251,559    The AAL Money Market Fund                                         N/A                N/A           1,251,559
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $1,553,544)                                   1,553,544

                                                Total Investments  (102.1%)
                                                (Amortized Cost Basis $25,745,487)                                 28,676,652

                                                Other Assets, Less Liabilities (-2.1%)                               (608,643)

                                                Net Assets: (100.0%)                                              $28,068,009
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL MID CAP STOCK FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term capital growth by investing primarily in common stocks, and securities convertible into common stocks, of mid-sized companies.

=======================================================================================================================================
   Shares         Common Stocks (95.9%)                                     Market Value
=======================================================================================================================================

Communication Services (0.5%)
   48,600         Telephone and Data Systems, Inc.                            $4,179,600
                  ----------------------------------------------------------------------
                  Total Communication Services                                 4,179,600
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (12.9%)
  134,100         Belo Corporation                                             3,132,576
  249,700         BJ's Wholesale Club, Inc.*                                  11,144,111
   88,300         CDW Computer Centers, Inc.*                                  4,838,840
  180,700         Charter Communications, Inc.*                                1,479,933
   80,100         Coach, Inc.*                                                 4,485,600
  166,300         Darden Restaurants, Inc.                                     6,635,370
  181,400         Emmis Communications Corporation*                            5,273,298
  334,600         Family Dollar Stores, Inc.                                  11,577,160
  172,700         Gemstar-TV Guide International, Inc.*                        1,547,392
  303,300         Hilton Hotels Corporation*                                   4,961,988
  122,400         Insight Communications Company Inc.*                         1,898,424
  107,800         KB Home                                                      5,373,830
  256,100         Linens 'n Things, Inc.*                                      8,886,670
  254,000         Macrovision Corporation*                                     5,646,420
  191,700         MGM Mirage*                                                  7,696,755
  277,900         Pixar Animation Studios*                                    11,227,160
  190,500         Reebok International, Ltd.*                                  5,267,325
  186,100         Ross Stores, Inc.                                            7,557,521
   10,100         Washington Post Company, Class B                             6,381,180
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                               115,011,553
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (3.9%)
   52,400         Dreyer's Grand Ice Cream, Inc.                               2,444,984
  344,700         Hormel Foods Corporation                                     8,514,090
  116,500         Loews Corporation - Carolina Group*                          3,823,530
   77,700         R.J. Reynolds Tobacco Holdings, Inc.                         5,376,840
1,063,000         Tyson Foods, Inc.                                           14,903,260
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                      35,062,704
---------------------------------------------------------------------------------------------------------------------------------------

Energy (8.2%)
  179,700         BJ Services Company*                                         6,602,178
   45,700         Cooper Cameron Corporation*                                  2,506,188
  181,200         ENSCO International, Inc.                                    6,117,312
  213,300         EOG Resources, Inc.                                          9,075,915
   72,500         Murphy Oil Corporation                                       6,840,375
  171,725         Nabors Industries, Inc.*                                     7,822,074
  233,400         Noble Corporation*                                          10,117,890
  344,500         Patterson-UTI Energy, Inc.*                                 11,024,000
  172,300         Valero Energy Corporation                                    7,436,468
  117,100         Weatherford International, Inc.*                             5,839,777
                  ----------------------------------------------------------------------
                  Total Energy                                                73,382,177
---------------------------------------------------------------------------------------------------------------------------------------

Financials (20.0%)
  670,600         Banknorth Group, Inc.                                       17,697,134
  204,000         City National Corporation                                   11,271,000
  215,100         Compass Bancshares, Inc.                                     7,694,127
  368,360         Fidelity National Financial, Inc.                           11,363,906
  128,000         First Tennessee National Corporation                         4,948,480
  156,500         GreenPoint Financial Corporation                             7,738,925
  379,700         LaBranche & Company, Inc.*                                  10,403,780
   90,700         M&T Bank Corporation                                         7,743,966
  301,500         National Commerce Financial Corporation                      8,438,985
  351,300         North Fork Bancorporation, Inc.                             13,567,206
  158,300         PMI Group, Inc.                                             12,841,296
  378,500         Protective Life Corporation                                 12,059,010
  127,200         S&P 400 Mid-Cap Depository Receipts                         12,564,816
  108,200         SEI Investments Company                                      3,645,258
  152,000         Simon Property Group, Inc.                                   5,130,000
  194,800         SouthTrust Corporation                                       5,197,264
  324,800         TCF Financial Corporation                                   16,905,840
  190,100         Zions Bancorporation                                        10,280,608
                  ----------------------------------------------------------------------
                  Total Financials                                           179,491,601
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (10.4%)
  196,700         Anthem, Inc.*                                               13,414,940
   87,400         Beckman Coulter, Inc.                                        4,175,098
   94,700         Cytyc Corporation*                                           1,487,737
   61,000         Edwards Lifesciences Corporation*                            1,532,320
  192,600         Gilead Sciences, Inc.*                                       5,993,712
  158,000         IDEC Pharmaceuticals Corporation*                            8,682,100
  521,175         IVAX Corporation*                                            6,149,865
  198,400         King Pharmaceuticals, Inc.*                                  6,217,856
  159,800         MedImmune, Inc.*                                             5,337,320
  248,800         Millennium Pharmaceuticals, Inc.*                            4,966,048
   98,100         Quest Diagnostics, Inc.*                                     9,018,333
  325,300         Universal Health Services, Inc.*                            15,142,715
  305,000         Zimmer Holdings, Inc.*                                      10,586,550
                  ----------------------------------------------------------------------
                  Total Health Care                                           92,704,594
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (13.6%)
  120,550         Alliant Techsystems, Inc.*                                 $12,983,235
   93,600         American Standard Companies, Inc.*                           6,991,920
  169,650         Apollo Group, Inc.*                                          6,504,381
  186,000         Crane Company                                                5,129,880
  142,400         DST Systems, Inc.*                                           7,037,408
  161,000         Fiserv, Inc.*                                                7,158,060
  177,300         GATX Corporation                                             5,677,146
   85,700         Manpower, Inc.                                               3,449,425
  910,050         MasTec, Inc.*                                                7,080,189
  352,100         Nordson Corporation                                         10,908,058
  685,500         Republic Services, Inc.*                                    13,572,900
  347,600         Shaw Group, Inc.*                                           10,612,228
  105,000         SPX Corporation*                                            14,138,250
  288,900         Valassis*                                                   10,801,971
                  ----------------------------------------------------------------------
                  Total Industrials                                          122,045,051
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (15.0%)
  277,000         Advanced Fibre Communications, Inc.*                         4,913,980
  135,500         Affiliated Computer Services, Inc.*                          7,326,485
  128,100         Apple Computer, Inc.*                                        3,108,987
  250,300         ATI Technologies, Inc.*                                      2,553,060
  284,200         Cadence Design Systems, Inc.*                                5,820,416
  296,500         Cirrus Logic, Inc.*                                          3,602,475
1,031,900         Crown Castle International Corporation*                      7,532,870
  303,600         Cypress Semiconductor Corporation*                           6,761,172
  155,200         Electronic Arts, Inc.*                                       9,164,560
  189,600         Harris Corporation                                           6,865,416
  225,900         Integrated Device Technology, Inc.*                          6,334,236
  196,600         Intersil Corporation*                                        5,278,710
  330,100         Intuit, Inc.*                                               12,933,318
  224,300         Lam Research Corporation*                                    5,755,538
  326,100         Lawson Software, Inc.*                                       2,775,111
  320,700         Legato Systems, Inc.*                                        2,212,830
  112,200         McDATA Corporation*                                            761,838
  158,300         Microchip Technology, Inc.*                                  7,044,350
  144,600         Network Associates, Inc.*                                    2,566,650
  270,000         PerkinElmer, Inc.                                            3,456,000
  127,400         Polycom, Inc.*                                               2,626,988
   37,100         QLogic Corporation*                                          1,695,841
  143,500         Rational Software Corporation*                               2,090,795
  264,000         RF Micro Devices, Inc.*                                      4,593,600
  183,216         Sanmina-SCI Corporation*                                     1,905,446
  308,200         SunGard Data Systems, Inc.*                                  9,172,032
  140,400         Symantec Corporation*                                        4,971,564
                  ----------------------------------------------------------------------
                  Total Information Technology                               133,824,268
---------------------------------------------------------------------------------------------------------------------------------------

Materials (4.4%)
   89,500         Bowater, Inc.                                                4,267,360
  565,200         Domtar, Inc                                                  6,019,380
  199,400         FMC Corporation*                                             7,716,780
  174,400         Lafarge North America, Inc.                                  7,635,232
  182,100         Lyondell Chemical Company                                    2,691,438
  421,500         Sappi, Ltd.                                                  5,306,685
  310,400         Stillwater Mining Company*                                   5,447,520
                  ----------------------------------------------------------------------
                  Total Materials                                             39,084,395
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (7.0%)
  298,200         Allegheny Energy, Inc.                                      12,500,544
  334,600         Calpine Corporation*                                         3,680,600
  132,500         DTE Energy Company                                           6,007,550
  207,850         MDU Resources Group, Inc.                                    6,054,671
  416,400         National Fuel Gas Company                                    9,918,648
  282,100         Nicor, Inc.                                                 13,196,638
  446,300         Vectren Corporation                                         11,130,722
                  ----------------------------------------------------------------------
                  Total Utilities                                             62,489,373
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $770,718,789)                                  857,275,316

     Principal
      Amount     Short-Term Investments (4.0%)                             Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================
 $ 10,435,000    Countrywide Home Loans, Inc                                     1.850%            5/3/2002       $10,433,951
   10,400,000    Delaware Funding                                                1.910             5/1/2002        10,400,000
   15,202,171    The AAL Money Market Fund                                        N/A                 N/A          15,202,171
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $36,036,122)                                 36,036,122

                                                Total Investments  (99.9%)
                                                (Amortized Cost Basis $806,754,911)                               893,311,438

                                                Other Assets, Less Liabilities (0.1%)                               1,037,676

                                                Net Assets: (100.0%)                                             $894,349,114
---------------------------------------------------------------------------------------------------------------------------------------
*Non-income producing security

/1/ The interest rate reflects the discount rate at the date of purchase

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL MID CAP INDEX  FUND II
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

=======================================================================================================================================
   Shares         Common Stocks (99.1%)                                     Market Value
=======================================================================================================================================

Communication Services (0.8%)
    7,610         Broadwing, Inc.*                                               $50,226
    1,900         Price Communications Corporation*                               31,939
    2,110         Telephone and Data Systems, Inc.                               181,460
                  ----------------------------------------------------------------------
                  Total Communication Services                                   263,625
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (15.3%)
    2,400         99 CENTS Only Stores*                                           74,592
    3,470         Abercrombie & Fitch Company*                                   104,100
    2,500         American Eagle Outfitters, Inc.*                                63,575
    2,317         ArvinMeritor, Inc.                                              73,449
      780         Bandag, Inc.                                                    30,092
    2,360         Barnes & Noble, Inc.*                                           71,319
    3,810         Belo Corporation                                                89,002
    2,520         BJ's Wholesale Club, Inc.*                                     112,468
    1,610         Blyth, Inc.                                                     47,897
    1,210         Bob Evans Farms, Inc.                                           36,784
    2,860         Borders Group, Inc.*                                            66,667
      920         BorgWarner, Inc.                                                57,482
    3,375         Brinker International, Inc.*                                   116,235
    2,650         Callaway Golf Company                                           46,640
    1,900         Catalina Marketing Corporation*                                 66,671
    1,900         CBRL Group, Inc.                                                57,665
    3,140         CDW Computer Centers, Inc.*                                    172,072
    1,700         Cheesecake Factory, Inc.*                                       70,771
    1,730         Claire's Stores, Inc.                                           37,333
    4,770         Clayton Homes, Inc.                                             81,567
    1,600         Coach, Inc.*                                                    89,600
    3,100         Copart, Inc.*                                                   47,709
    5,050         D.R. Horton, Inc.                                              130,290
    3,970         Dollar Tree Stores, Inc.*                                      151,416
    1,800         Emmis Communications Corporation*                               52,326
    1,700         Entercom Communications Corporation*                            88,825
    3,200         Extended Stay America, Inc.*                                    53,440
    1,580         Federal Signal Corporation                                      36,340
    1,920         Furniture Brands International, Inc.*                           78,394
    2,600         Gentex Corporation*                                             82,316
    1,000         GTECH Holdings Corporation*                                     59,910
    2,180         Harte-Hanks, Inc.                                               70,022
    3,820         Hispanic Broadcasting Corporation*                             102,452
    1,850         International Speedway Corporation                              79,550
    1,330         Lancaster Colony Corporation                                    51,205
    1,060         Lands' End, Inc.*                                               53,307
    2,260         Lear Corporation*                                              116,187
    1,570         Lee Enterprises, Inc.                                           61,622
    2,300         Lennar Corporation                                             127,742
    1,800         Macrovision Corporation*                                        40,014
    2,470         Mandalay Resort Group*                                          88,574
      810         Media General, Inc.                                             55,582
    2,300         Michaels Stores, Inc.*                                          93,035
    1,150         Modine Manufacturing Company                                    33,833
    2,360         Mohawk Industries, Inc.*                                       151,819
    1,710         Neiman Marcus Group, Inc.*                                      62,603
    2,660         Outback Steakhouse, Inc.*                                       93,286
      810         Papa John's International, Inc.*                                25,191
   10,480         Park Place Entertainment Corporation*                          128,904
      790         Payless ShoeSource, Inc.*                                       46,247
    3,490         Reader's Digest Association, Inc.                               83,062
    2,750         Ross Stores, Inc.                                              111,677
    4,910         Saks, Inc.*                                                     73,012
    1,280         Scholastic Corporation*                                         64,934
    3,170         Six Flags, Inc.*                                                58,011
      920         Superior Industries International, Inc.                         47,444
    1,400         Timberland Company*                                             57,120
    1,880         Unifi, Inc.*                                                    21,075
    2,600         United Rentals, Inc.*                                           66,300
      330         Washington Post Company, Class B                               208,494
    3,750         Westwood One, Inc.*                                            135,000
    1,980         Williams-Sonoma, Inc.*                                         114,068
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                 4,868,319
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (4.6%)
    1,320         Church & Dwight Company, Inc.                                   37,752
    3,042         Dean Foods Company*                                            112,615
    3,300         Dial Corporation                                                69,234
    1,970         Dole Food Company, Inc.                                         65,542
    1,240         Dreyer's Grand Ice Cream, Inc.                                  57,858
    4,900         Hormel Foods Corporation                                       121,030
    1,760         Interstate Bakeries Corporation                                 43,472
      840         J.M. Smucker Company                                            29,148
    1,300         Longs Drug Stores Corporation                                   39,312
    4,860         McCormick & Company, Inc.                                      124,610
    5,460         PepsiAmericas, Inc.                                             83,265
    3,280         R.J. Reynolds Tobacco Holdings, Inc.                           226,976
    1,590         Ruddick Corporation                                             27,157
    1,620         Sensient Technologies Corporation                               40,484
    3,900         Smithfield Foods, Inc.*                                         82,290
    1,881         Toostie Roll Industries, Inc.                                   88,163
   12,422         Tyson Foods, Inc.                                              174,157
      940         Universal Corporation                                           39,959
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                       1,463,024
---------------------------------------------------------------------------------------------------------------------------------------

Energy (7.1%)
    5,500         BJ Services Company*                                           202,070
    1,900         Cooper Cameron Corporation*                                    104,196
    4,770         ENSCO International, Inc.                                      161,035
    2,200         Equitable Resources, Inc.                                       79,090
    2,300         FMC Technologies, Inc.*                                         52,325
    1,600         Forest Oil Corporation*                                         50,400
    3,820         Grant Prideco, Inc.*                                            61,120
    2,190         Hanover Compressor Company*                                     41,281
    1,720         Helmerich & Payne, Inc.                                         70,881
    1,580         Murphy Oil Corporation                                         149,073
    2,800         National-Oilwell, Inc.*                                         74,396
    1,970         Noble Affiliates, Inc.                                          76,929
    6,020         Ocean Energy, Inc.*                                            128,828
    2,700         Patterson-UTI Energy, Inc.*                                     86,400
    2,760         Pennzoil-Quaker State Company                                   59,644
    3,950         Pioneer Natural Resources Company*                              94,761
    4,600         Pride International, Inc.*                                      85,514
    1,730         Smith International, Inc.*                                     121,187
    2,110         Tidewater, Inc.                                                 91,785
    3,770         Valero Energy Corporation                                      162,713
    3,280         Varco International, Inc.*                                      67,207
    4,020         Weatherford International, Inc.*                               200,477
    1,200         Western Gas Resources, Inc.                                     46,272
                  ----------------------------------------------------------------------
                  Total Energy                                                 2,267,584
---------------------------------------------------------------------------------------------------------------------------------------

Financials (18.7%)
    2,860         A.G. Edwards, Inc.                                             117,031
    1,860         Allmerica Financial Corporation                                 92,833
    2,400         American Financial Group, Inc.                                  71,256
    3,000         AmeriCredit Corporation*                                       116,460
    3,000         Arthur J. Gallagher & Company                                  108,300
    2,519         Associated Banc-Corp                                            94,362
    3,280         Astoria Financial Corporation                                  105,255
    2,670         Bank of Hawaii Corporation                                      76,042
    5,350         Banknorth Group, Inc.                                          141,186
    1,700         City National Corporation                                       93,925
    4,000         Colonial BancGroup, Inc.                                        64,000
    2,300         Commerce Bancorp, Inc.                                         113,597
    4,520         Compass Bancshares, Inc.                                       161,680
   13,070         E*TRADE Group, Inc.*                                            98,548
    2,400         Eaton Vance Corporation                                         87,672
    1,790         Everest Re Group, Ltd.                                         121,541
    3,000         Fidelity National Financial, Inc.                               92,550
    4,400         First Tennessee National Corporation                           170,104
    1,700         First Virginia Banks, Inc                                       97,291
    2,950         FirstMerit Corporation                                          83,780
    4,800         Golden State Bancorp, Inc.                                     158,352
    1,800         Greater Bay Bancorp                                             60,282
    3,570         GreenPoint Financial Corporation                               176,536
    2,100         HCC Insurance Holdings, Inc.                                    54,600
    5,560         Hibernia Corporation                                           110,922
    1,450         Horace Mann Educators Corporation                               34,728
    2,200         Hospitality Properties Trust                                    74,800
    2,100         Independence Community Bank Corporation                         68,439
    2,100         IndyMac Bancorp, Inc.*                                          53,025
    1,200         Investors Financial Services Corporation                        88,368
    2,100         LaBranche & Company, Inc.*                                      57,540
    2,330         Legg Mason, Inc.                                               117,059
    1,900         Leucadia National Corporation                                   69,255
    3,300         M&T Bank Corporation                                           281,754
    2,480         Mercantile Bankshares Corporation                              102,077
    2,200         Metris Companies, Inc.                                          28,688
    1,700         MONY Group, Inc.                                                66,300
    7,120         National Commerce Financial Corporation                        199,289
    2,450         Neuberger Berman, Inc.                                         106,453
    3,200         New Plan Excel Realty Trust, Inc.                               62,560
    3,600         New York Community Bancorp, Inc.                               106,776
    5,670         North Fork Bancorporation, Inc.                                218,975
    2,110         Ohio Casualty Corporation                                       40,765
    4,210         Old Republic International Corporation                         139,898
    1,570         PMI Group, Inc.                                                127,358
    2,450         Protective Life Corporation                                     78,057
    1,710         Provident Financial Group, Inc.                                 51,762
    3,300         Radian Group, Inc.                                             171,270
    3,100         Roslyn Bancorp, Inc.                                            71,362
    3,800         SEI Investments Company                                        128,022
    1,600         Silicon Valley Bancshares*                                      51,120
    8,920         Sovereign Bancorp, Inc.                                        128,716
    1,100         StanCorp Financial Group, Inc.                                  64,350
    2,690         TCF Financial Corporation                                      140,014
    2,390         Unitrin, Inc.                                                   99,591
    2,800         Waddell & Reed Financial, Inc.                                  72,100
    1,750         Webster Financial Corporation                                   69,353
    1,210         Westamerica Bancorporation                                      53,543
    1,170         Wilmington Trust Corporation                                    73,874
                  ----------------------------------------------------------------------
                  Total Financials                                             5,965,346
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (11.6%)
    3,690         Apogent Technologies, Inc.*                                     85,608
    1,940         Apria Healthcare Group, Inc.*                                   50,421
    1,500         Barr Laboratories, Inc.*                                        99,975
    2,200         Beckman Coulter, Inc.                                          105,094
    2,090         Covance, Inc.*                                                  41,946
    4,300         Cytec Corporation*                                              67,553
    2,760         Dentsply International, Inc.                                   109,489
    2,090         Edwards Lifesciences Corporation*                               52,501
    2,840         Express Scripts, Inc.*                                         179,516
    3,520         First Health Group Corporation*                                102,080
    6,820         Gilead Sciences, Inc.*                                         212,238
    4,340         Health Net, Inc.*                                              128,681
    1,500         Henry Schein, Inc.*                                             71,385
    2,230         Hillenbrand Industries, Inc.                                   144,058
    2,870         ICN Pharmaceuticals, Inc.                                       79,384
    5,340         IDEC Pharmaceuticals Corporation*                              293,433
    2,240         Incyte Genomics, Inc.*                                          18,390
    6,925         IVAX Corporation*                                               81,715
    1,400         LifePoint Hospitals, Inc.*                                      58,800
    3,800         Lincare Holdings, Inc.*                                        119,624
    9,838         Millennium Pharmaceuticals, Inc.*                              196,367
    4,400         Mylan Laboratories, Inc.                                       116,512
    3,280         Omnicare, Inc.                                                  87,707
    3,100         Oxford Health Plans, Inc.*                                     143,096
    1,200         PacifiCare Health Systems, Inc.*                                36,312
    2,400         Patterson Dental Company*                                      110,640
    2,520         Perrigo Company*                                                31,450
    3,000         Protein Design Labs, Inc.*                                      53,880
    3,460         Quest Diagnostics, Inc.*                                       318,078
    2,720         Sepracor, Inc.*                                                 34,435
    2,370         STERIS Corporation*                                             52,496
    2,500         Triad Hospitals, Inc.*                                         105,000
    1,320         Trigon Healthcare, Inc.*                                       132,871
    2,100         Universal Health Services, Inc.*                                97,755
    2,600         Vertex Pharmaceuticals, Inc.*                                   55,302
    1,920         VISX, Inc.*                                                     31,431
                  ----------------------------------------------------------------------
                  Total Health Care                                            3,705,223
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (13.7%)
    2,510         AGCO Corporation                                                57,027
    1,620         Airborne, Inc.                                                  33,599
      920         Alaska Air Group, Inc.*                                         28,180
    1,060         Albany International Corporation                                26,691
    1,450         Alexander & Baldwin, Inc.                                       39,397
    2,500         American Standard Companies, Inc.*                             186,750
    1,170         AMETEK, Inc.                                                    45,314
    6,165         Apollo Group, Inc.*                                            236,366
    1,300         Atlas Air Worldwide Holdings, Inc.*                             16,211
      910         Banta Corporation                                               34,216
    4,200         BISYS Group, Inc.*                                             143,640
    2,920         C.H. Robinson Worldwide, Inc.                                   91,892
    1,060         Carlisle Companies, Inc.                                        42,919
    2,400         Certegy, Inc.*                                                  93,120
    2,690         CheckFree Corporation*                                          54,768
    2,250         ChoicePoint, Inc.*                                             124,740
    1,710         CNF, Inc.                                                       54,053
    1,840         CSG Systems International, Inc.*                                48,245
    2,390         DeVry, Inc.*                                                    63,311
    1,590         Donaldson Company, Inc.                                         68,609
    4,260         DST Systems, Inc.*                                             210,529
    2,600         Dun & Bradstreet Corporation*                                  100,126
    1,600         Dycom Industries, Inc.*                                         24,208
    1,200         Education Management Corporation*                               51,744
    1,600         EGL, Inc.*                                                      27,440
    3,150         Energizer Holdings, Inc.*                                       75,285
    1,800         Expeditors International of Washington, Inc.                   104,166
    1,320         Fastenal Company                                               110,405
    1,820         Flowserve Corporation*                                          62,790
    1,700         GATX Corporation                                                54,434
    1,445         Granite Construction, Inc.                                      33,394
    1,440         Harsco Corporation                                              61,200
    2,670         Herman Miller, Inc.                                             65,228
    2,010         HON INDUSTRIES, Inc.                                            60,139
    2,030         Hubbell, Inc., Class B                                          69,893
    1,200         J.B. Hunt Transport Services, Inc.*                             31,428
    1,940         Jacobs Engineering Group, Inc.*                                 76,552
    1,060         Kaydon Corporation                                              30,199
    1,300         Kelly Services, Inc.                                            37,673
    1,060         Kennametal, Inc.                                                42,040
    1,300         Korn/Ferry International*                                       13,650
    1,380         L-3 Communications Holdings, Inc.*                             176,336
    2,640         Manpower, Inc.                                                 106,260
    3,420         MPS Group, Inc.*                                                30,780
      920         NCO Group, Inc.*                                                25,613
    1,180         Nordson Corporation                                             36,556
    1,190         Overseas Shipholding Group, Inc.                                27,180
    1,710         Pentair, Inc.                                                   83,038
    1,940         Pittston Company                                                53,389
    1,820         Precision Castparts Corporation                                 64,373
    2,090         Quanta Services, Inc.*                                          35,028
    5,900         Republic Services, Inc.*                                       116,820
    1,050         Rollins, Inc.                                                   21,210
      390         Sequa Corporation*                                              23,107
    2,100         Sotheby's Holdings, Inc.*                                       30,954
    1,470         SPX Corporation*                                               197,936
      940         Stewart & Stevenson Services, Inc.                              17,757
    2,930         Swift Transportation Company, Inc.*                             56,989
    1,300         Sylvan Learning Systems, Inc.*                                  35,880
      660         Tecumseh Products Company                                       34,294
    1,420         Teleflex, Inc.                                                  80,244
    1,530         Trinity Industries, Inc.                                        35,955
    1,860         Valassis*                                                       69,545
    3,090         Viad Corporation                                                94,183
    1,440         Wallace Computer Services, Inc.                                 31,320
    1,420         York International Corporation                                  51,702
                  ----------------------------------------------------------------------
                  Total Industrials                                            4,368,020
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (16.2%)
   12,300         3Com Corporation*                                               70,971
    1,900         Activision, Inc.*                                               59,812
    3,030         Acxiom Corporation*                                             50,389
    1,330         ADTRAN, Inc.*                                                   33,064
    2,800         Advanced Fibre Communications, Inc.*                            49,672
    1,200         Advent Software, Inc.*                                          59,256
    4,640         Affiliated Computer Services, Inc.*                            250,885
    3,520         Arrow Electronics, Inc.*                                        92,928
    9,080         Ascential Software Corporation*                                 31,235
   16,260         Atmel Corporation*                                             146,340
    4,140         Avnet, Inc.                                                    106,067
    1,560         Avocent Corporation*                                            39,000
      915         Cabot Microelectonics Corporation*                              44,743
    8,580         Cadence Design Systems, Inc.*                                  175,718
    5,100         Ceridian Corporation*                                          113,628
    2,860         Cirrus Logic, Inc.*                                             34,749
    2,130         CommScope, Inc.*                                                33,824
    2,100         Credence Systems Corporation*                                   42,504
    2,500         Cree, Inc.*                                                     29,475
    4,210         Cypress Semiconductor Corporation*                              93,757
    2,500         Diebold, Inc.                                                   94,550
      900         DSP Group Inc.*                                                 19,098
    4,880         Electronic Arts, Inc.*                                         288,164
    3,500         Fairchild Semiconductor International, Inc.*                    94,290
    1,100         FEI Company*                                                    29,073
    2,940         Gartner, Inc., Class B*                                         34,398
    2,290         Harris Corporation                                              82,921
    1,200         Imation Corporation*                                            36,108
    1,300         InFocus Corporation*                                            16,822
    3,690         Integrated Device Technology, Inc.*                            103,468
    2,200         International Rectifier Corporation*                           101,464
    1,700         Internet Security Systems, Inc.*                                33,320
    1,740         Investment Technolgy Group, Inc.*                               80,040
    3,100         Jack Henry & Associates, Inc.                                   72,168
    2,600         Keane, Inc.*                                                    40,664
    3,000         KEMET Corporation*                                              58,110
    4,400         Lam Research Corporation*                                      112,904
    3,800         Lattice Semiconductor Corporation*                              45,030
    3,040         Legato Systems, Inc.*                                           20,976
    1,700         LTX Corporation*                                                36,057
    2,020         Macromedia, Inc.*                                               45,228
    3,900         McDATA Corporation*                                             26,481
    2,240         Mentor Graphics Corporation*                                    43,232
    3,210         Micrel, Inc.*                                                   70,459
    4,690         Microchip Technology, Inc.*                                    208,705
    1,300         MIPS Technologies, Inc., Class B*                                7,371
    1,800         National Instruments Corporation*                               69,174
    4,880         Network Associates, Inc.*                                       86,620
    1,300         Newport Corporation                                             26,663
    1,600         Plantronics, Inc.*                                              33,696
    1,500         Plexus Corporation*                                             37,485
    3,500         Polycom, Inc.*                                                  72,170
    2,220         Powerwave Technologies, Inc.*                                   26,507
    5,460         Quantum Corporation*                                            40,131
    1,800         Retek, Inc.*                                                    42,478
    2,450         Reynolds & Reynolds Company                                     70,952
    5,800         RF Micro Devices, Inc.*                                        100,920
    1,900         RSA Security, Inc.*                                             11,590
    2,400         SanDisk Corporation*                                            39,264
    2,460         Semtech Corporation*                                            78,671
    3,650         Storage Technology Corporation*                                 75,117
    9,840         SunGard Data Systems, Inc.*                                    292,838
    3,460         Sybase, Inc.*                                                   48,648
    1,360         Sykes Enterprises, Inc.*                                        13,981
    5,000         Symantec Corporation*                                          177,050
    2,190         Synopsys, Inc.*                                                 98,791
    1,940         Tech Data Corporation*                                          91,840
    2,630         Titan Corporation*                                              60,122
    1,180         Transaction Systems Architects, Inc.*                           13,688
    4,479         TriQuint Semiconductor, Inc.*                                   45,417
    5,570         Vishay Intertechnology, Inc.*                                  122,484
    2,700         Wind River Systems, Inc.*                                       29,403
                  ----------------------------------------------------------------------
                  Total Information Technology                                 5,164,818
---------------------------------------------------------------------------------------------------------------------------------------

Materials (4.4%)
      950         A. Schulman, Inc.*                                              19,285
    2,390         Airgas, Inc.*                                                   39,411
    3,740         AK Steel Holding Corporation                                    45,852
    1,590         Albemarle Corporation                                           47,143
    1,800         Arch Coal, Inc.                                                 39,960
    1,940         Bowater, Inc.                                                   92,499
    2,170         Cabot Corporation                                               64,666
      790         Carpenter Technology Corporation                                20,935
    3,870         Crompton Corporation                                            46,634
    1,350         Cytec Industries, Inc.*                                         44,537
    1,190         Ferro Corporation                                               33,701
    1,100         FMC Corporation*                                                42,570
    1,460         Glatfelter                                                      25,594
      940         H.B. Fuller Company                                             29,243
    3,970         IMC Global, Inc.                                                50,022
    1,740         Longview Fibre Company                                          17,487
    1,760         Lubrizol Corporation                                            60,685
    4,100         Lyondell Chemical Company                                       60,598
    1,700         Martin Marietta Materials, Inc.                                 66,232
      670         Minerals Technologies, Inc.                                     33,500
    1,480         Olin Corporation                                                26,951
    3,700         Packaging Corporation of America*                               73,075
    1,000         Potlatch Corporation                                            34,520
      930         Rayonier, Inc.                                                  54,563
    3,890         RPM, Inc.                                                       65,936
    3,620         Solutia, Inc.                                                   30,263
    3,340         Sonoco Products Company                                         96,526
    1,880         UCAR International, Inc.*                                       24,440
    1,760         Valspar Corporation                                             81,048
    1,740         Wausau-Mosinee Paper Corporation                                22,637
                  ----------------------------------------------------------------------
                  Total Materials                                              1,390,513
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (6.7%)
    1,960         AGL Resources, Inc.                                             46,922
    2,930         ALLETE, Inc.                                                    89,482
    3,070         Alliant Energy Corporation                                      86,727
    3,530         American Water Works Company, Inc.                             154,261
    4,890         Aquila, Inc.                                                    78,436
      980         Black Hills Corporation                                         34,163
    1,580         Cleco Corporation                                               39,152
    3,070         Conectiv                                                        76,566
    4,420         DPL, Inc.                                                      115,008
    1,970         DQE, Inc.                                                       38,454
    4,050         Energy East Corporation                                         89,059
    2,130         Great Plains Energy, Inc.                                       50,034
    1,270         Hawaiian Electric Industries, Inc.                              59,995
    1,320         IDACORP, Inc.                                                   49,949
    2,500         MDU Resources Group, Inc.                                       72,825
    2,760         National Fuel Gas Company                                       65,743
    4,860         Northeast Utilities                                             97,200
    1,870         NSTAR                                                           85,646
    2,760         OGE Energy Corporation                                          65,274
    2,100         ONEOK, Inc.                                                     45,906
    1,340         PNM Resources, Inc.                                             38,860
    3,710         Potomac Electric Power Company                                  84,811
    3,020         Puget Energy, Inc.                                              62,605
    2,880         Questar Corporation                                             80,352
    3,690         SCANA Corporation                                              117,896
    3,570         Sierra Pacific Resources                                        25,311
    2,320         Vectren Corporation                                             57,861
    2,400         Western Resources, Inc.                                         41,736
    1,690         WGL Holdings, Inc.                                              45,799
    4,120         Wisconsin Energy Corporation                                   107,120
    1,100         WPS Resources Corporation                                       45,815
                  ----------------------------------------------------------------------
                  Total Utilities                                              2,148,968
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $29,557,139)                                    31,605,440
=======================================================================================================================================
    Principal
      Amount     Short-Term Investments (0.8%)                                                                   Market Value
=======================================================================================================================================
 $    249,997    The AAL Money Market Fund                                                                           $249,997
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $249,997)                                       249,997

                                                Total Investments  (99.9%)
                                                (Amortized Cost Basis $29,807,136)                                 31,855,437

                                                Other Assets, Less Liabilities (0.1%)                                  19,518

                                                Net Assets: (100.0%)                                              $31,874,955
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

=======================================================================================================================================
       Shares     Common Stocks (96.8%)                         Industry                                        Market Value
=======================================================================================================================================
Australia (1.5%)
     466,709      BHP Billiton, Ltd.                            Diversified-Metal & Mining                         $2,706,431
                                                     Total Australia                                                2,706,431
---------------------------------------------------------------------------------------------------------------------------------------

Finland (0.9%)
     125,940      Stora Enso Oyj                                Paper Products                                      1,601,201
                                                     Total Finland                                                  1,601,201
---------------------------------------------------------------------------------------------------------------------------------------

France (16.4%)
      47,343      Accor SA                                      Hotels                                              1,913,684
     133,058      Arcelor*                                      Steel                                               1,834,373
      64,706      Aventis SA                                    Pharmaceuticals                                     4,597,286
      16,306      Compagnie de Saint-Gobain                     Construction Material                               2,791,620
      52,056      LVMH Moet Hennessy Louis Vuitton SA           Distillers & Vintner                                2,722,879
       5,417      Pernod-Richard SA                             Distillers & Vintner                                  500,309
      37,785      Sanofi-Synthelabo SA                          Pharmaceuticals                                     2,419,016
      34,461      Schneider Electric SA                         Industrial Machinery                                1,662,810
      90,456      Suez SA                                       Water Utilities                                     2,693,792
      23,780      Total Fina Elf SA                             Oil & Gas Integrated                                3,604,069
      61,960      Valeo SA                                      Auto Parts & Equipment                              2,651,919
      65,355      Vivendi Universal SA                          Broadcast & Cable TV                                2,084,081
                                                     Total France                                                  29,475,838
---------------------------------------------------------------------------------------------------------------------------------------

Germany (6.6%)
      15,107      Allianz AG                                    Insurance-Multi-Line                                3,552,827
       9,545      Muenchener Rueckversicherungs-
                  Gesellschaft AG                               Property & Casualty Insurance                       2,365,178
      19,256      SAP AG                                        System Software                                     2,493,321
      70,854      Volkswagen AG                                 Auto Parts & Equipment                              3,479,495
                                                     Total Germany                                                 11,890,821
---------------------------------------------------------------------------------------------------------------------------------------

Hong Kong (4.2%)
     854,500      China Mobile (Hong Kong), Ltd.*               Wireless Telecommunications                         2,799,358
     266,000      Hutchison Whampoa, Ltd.                       Industrial Conglomerate                             2,336,295
     287,000      Sun Hung Kai Properties, Ltd                  Real Estate Management & Development                2,502,340
                                                     Total Hong Kong                                                7,637,993
---------------------------------------------------------------------------------------------------------------------------------------

Italy (5.2%)
     246,182      Eni SpA                                       Oil & Gas-Drilling                                  3,782,126
     821,656      IntesaBci SpA                                 Consumer Finance                                    2,657,907
     339,414      Mediaset SpA                                  Broadcast & Cable TV                                2,844,251
                                                     Total Italy                                                    9,284,284
---------------------------------------------------------------------------------------------------------------------------------------

Japan (21.0%)
     288,000      Bridgestone Corporation                       Auto Parts & Equipment                              4,062,053
      74,000      Canon, Inc.                                   Office Electronics                                  2,835,512
      20,000      Ito-Yokado Company, Ltd.                      Retail-Food                                           985,981
     210,000      Matsushita Electric Industrial Company, Ltd   Equipment & Instruments                             2,813,082
      35,600      Murata Manufacturing Company, Ltd             Equipment & Instruments                             2,254,110
     759,000      Nissan Motor Company, Ltd                     Auto Manufacturing                                  5,840,276
     110,000      Nomura Holdings, Inc.                         Financial-Diversified                               1,533,488
      23,500      ORIX Corporation                              Financial-Diversified                               1,949,181
      21,690      Rohm Company, Ltd.                            Semiconductors                                      3,234,916
     364,000      Sharp Corporation                             Equipment & Instruments                             5,048,937
      72,200      Shin-Etsu Chemical Company, Ltd.              Chemicals-Diversified                               2,974,593
      57,800      Tokyo Electron, Ltd.                          Equipment-Semiconductors                            4,159,436
                                                     Total Japan                                                   37,691,565
---------------------------------------------------------------------------------------------------------------------------------------

Netherlands (9.7%)
      30,138      Gucci Group NV                                Retail Apparel                                      2,917,961
     276,645      Koninklijke (Royal) KPN NV*                   Integrated Telecommunications                       1,253,851
     121,571      Koninklijke (Royal) Philips Electronics NV    Consumer-Electronics                                3,754,044
      46,637      Unilever NV                                   Foods-Packaged                                      3,004,636
     132,393      VNU NV                                        Publishing & Printing                               3,996,365
     127,179      Wolters Kluwer NV                             Publishing & Printing                               2,578,417
                                                     Total Netherlands                                             17,505,274
---------------------------------------------------------------------------------------------------------------------------------------

Singapore (0.9%)
     205,000      United Overseas Bank, Ltd.                    Banks                                               1,629,409
                                                     Total Singapore                                                1,629,409
---------------------------------------------------------------------------------------------------------------------------------------

South Korea (4.9%)
       6,810      Posco                                         Steel                                                 676,237
      34,555      Posco ADR                                     Steel                                                 844,870
       6,970      Samsung Electronics Company, Ltd.             Electronic Components & Equipment                   2,057,525
      25,489      Samsung Electronics Company, Ltd. ADR         Electronic Components & Equipment                   3,737,962
      73,720      SK Telecom Company, Ltd. ADR                  Wireless Telecommunications                         1,576,871
                                                     Total South Korea                                              8,893,465
---------------------------------------------------------------------------------------------------------------------------------------

Spain (1.2%)
     194,607      Telefonica SA*                                Integrated Telecommunications                       2,083,194
                                                     Total Spain                                                    2,083,194
---------------------------------------------------------------------------------------------------------------------------------------

Switzerland (2.8%)
      92,397      Credit Suisse Group*                          Banks                                               3,293,579
      22,620      Roche Holding AG                              Pharmaceuticals                                     1,713,848
                                                     Total Switzerland                                              5,007,427
---------------------------------------------------------------------------------------------------------------------------------------

Taiwan (2.3%)
      86,934      Taiwan Semiconductor Manufacturing
                  Company, Ltd. ADR*                            Computer-Peripherals                                1,538,732
     256,379      United Microelectronics Corporation ADR*      Computer-Peripherals                                2,589,428
                                                     Total Taiwan                                                   4,128,160
---------------------------------------------------------------------------------------------------------------------------------------

Turkey (0.1%)
       6,396      Turkcell Iletisim Hizmetleri AS ADR           Integrated Telecommunications                         108,604
                                                     Total Turkey                                                     108,604
---------------------------------------------------------------------------------------------------------------------------------------

United Kingdom (19.1%)
      72,297      AstraZeneca plc                               Pharmaceuticals                                     3,387,276
     198,495      BAA plc                                       Airport Services                                    1,865,772
     946,228      BAE SYSTEMS pl                                Aerospace/Defense                                   4,812,497
     239,090      British Sky Broadcasting Group plc            Broadcast & Cable TV                                2,675,913
     464,403      BT Group plc*                                 Wireless Telecommunications                         1,746,080
      73,322      GlaxoSmithKline plc                           Pharmaceuticals                                     1,773,747
     238,044      HSBC Holdings plc                             Banks                                               2,809,904
     111,157      Imperial Tobacco Group plc                    Tobacco                                             1,574,535
      44,463      Imperial Tobacco Group plc (WIS)*             Tobacco                                               618,799
     368,113      Marks and Spencer Group plc                   Department Stores                                   2,129,712
     644,990      Reed Elsevier plc                             Publishing & Printing                               6,316,428
      98,406      Royal Bank of Scotland Group plc              Financial-Diversified                               2,822,253
   1,167,730      Vodafone Group plc                            Wireless Telecommunications                         1,884,671
                                                     Total United Kingdom                                          34,417,587
---------------------------------------------------------------------------------------------------------------------------------------

                                                     Total Common Stocks
                                                     (Cost Basis $175,523,030)                                    174,061,253

     Principal
      Amount     Short-Term Investments (3.1%)                             Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================

 $  5,400,000    Federal National Mortgage Association Discount Notes            1.764%            5/1/2002       $ 5,400,000
      177,325    Fidelity Domestic Portfolio Class III                             N/A                N/A             177,325
                                                     Total Short-Term Investments
                                                     (Amortized Cost Basis $5,577,325)                              5,577,325

                                                     Total Investments (99.9%)
                                                     (Amortized Cost Basis $181,100,355)                          179,638,578

                                                     Other Assets, Less Liabilities (0.1%)                            156,044

                                                     Net Assets: (100.0%)                                        $179,794,622
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL CAPITAL GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

=======================================================================================================================================
        Shares    Common Stocks (96.6%)                                     Market Value
=======================================================================================================================================

Communication Services (1.8%)
       930,739        SBC Communications, Inc.                              $ 28,908,753
       280,300        Sprint FON Group                                         4,442,755
       140,100        Sprint PCS Group*                                        1,570,521
       717,900        Verizon Communications, Inc.                            28,794,969
                      ------------------------------------------------------------------
                      Total Communication Services                            63,716,998
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (18.6%)
     1,148,250        AOL Time Warner, Inc.*                                  21,839,715
       278,100        Cablevision Systems Corporation*                         6,535,350
     3,217,700        Comcast Corporation*                                    86,073,475
     3,221,300        Cox Communications, Inc.*                              107,559,207
       347,700        Family Dollar Stores, Inc.                              12,030,420
       352,800        Gannett Company, Inc.                                   25,860,240
     1,439,200        Harley-Davidson, Inc.                                   76,263,208
       829,700        Home Depot, Inc                                         38,473,189
     3,632,532        Liberty Media Corporation*                              38,868,092
       463,800        New York Times Company                                  21,594,528
       139,050        Rainbow Media Group*                                     3,073,005
       250,640        Starwood Hotels & Resorts Worldwide, Inc.                9,474,192
     2,218,600        Tiffany & Company                                       88,189,350
       285,400        Tribune Compan                                          12,606,118
     1,573,700        Wal-Mart Stores, Inc.                                   87,906,882
     1,266,900        Walt Disney Company                                     29,366,742
                      ------------------------------------------------------------------
                      Total Consumer Discretionary                           665,713,713
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (10.8%)
       415,100        Alberto-Culver Company                                  22,652,007
        48,350        Corn Products International, Inc.                        1,600,385
       100,214        Dean Foods Company*                                      3,709,922
     1,332,800        General Mills, Inc.                                     58,709,840
       397,900        Kimberly-Clark Corporation                              25,911,248
     1,783,800        Philip Morris Companies, Inc.                           97,092,234
       577,300        Safeway, Inc.*                                          24,217,735
     4,072,800        Walgreen Company                                       153,829,656
                      ------------------------------------------------------------------
                      Total Consumer Staples                                 387,723,027
---------------------------------------------------------------------------------------------------------------------------------------

Energy (11.4%)
       367,600        Baker Hughes, Inc.                                      13,851,168
       574,200        BJ Services Company*                                    21,096,108
       677,400        BP plc                                                  34,411,920
       241,200        ChevronTexaco Corporation                             $ 20,914,452
       444,200        ENSCO International, Inc.                               14,996,192
     2,166,900        EOG Resources, Inc.                                     92,201,595
     2,324,000        Exxon Mobil Corporation                                 93,355,080
       192,384        GlobalSantaFe Corporation                                6,750,755
       599,800        Nabors Industries, Inc.*                                27,320,890
       516,700        Noble Corporation*                                      22,398,945
       778,300        Royal Dutch Petroleum Company ADR                       40,673,958
       263,600        Smith International, Inc.*                              18,465,180
                      ------------------------------------------------------------------
                      Total Energy                                           406,436,243
---------------------------------------------------------------------------------------------------------------------------------------

Financials (17.6%)
     1,288,500        American Express Company                                52,841,385
     2,078,652        American International Group, Inc.                     143,676,426
       649,300        Bank of America Corporation                             47,061,264
     1,524,248        Citigroup, Inc.                                         65,999,939
       732,500        Fannie Mae                                              57,816,225
       532,100        Household International, Inc.                           31,016,109
     1,551,040        J.P. Morgan Chase & Company                             54,441,504
     1,026,693        MBNA Corporation                                        36,396,267
       566,000        MGIC Investment Corporation                             40,389,760
       774,400        Morgan Stanley Dean Witter & Company                    36,954,368
     1,029,000        National City Corporation                               32,104,800
       202,200        Northern Trust Corporation                              10,740,864
       414,200        State Street Corporation                                21,169,762
                      ------------------------------------------------------------------
                      Total Financials                                       630,608,673
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (13.4%)
       752,300        CIGNA Corporation                                       82,000,700
     1,364,400        Johnson & Johnson                                       87,130,584
       451,200        Medtronic, Inc.                                         20,164,128
     1,617,000        Merck & Company, Inc.                                   87,867,780
     3,618,300        Pfizer, Inc.                                           131,525,205
       703,400        Schering-Plough Corporation                             19,202,820
       671,000        WellPoint Health Networks, Inc.*                        50,378,680
                      ------------------------------------------------------------------
                      Total Health Care                                      478,269,897
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (10.0%)
     1,605,000        Automatic Data Processing, Inc.                         81,598,200
        92,700        CNF, Inc.                                                2,930,247
       405,900        Dover Corporation                                     $ 15,123,834
       674,866        First Data Corporation                                  53,645,098
     3,637,600        General Electric Company                               114,766,280
       310,080        Global Payments, Inc.                                   11,913,274
       660,500        Herman Miller, Inc.                                     16,136,015
       305,462        Honeywell International, Inc.                           11,204,346
       387,600        NDCHealth Corporation                                   12,469,092
       105,200        PACCAR, Inc.                                             7,518,644
       434,500        United Technologies Corporation                         30,488,865
                      ------------------------------------------------------------------
                      Total Industrials                                      357,793,895
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (12.0%)
     5,776,400        ADC Telecommunications, Inc.*                           22,470,196
     1,911,400        Agere Systems, Inc.*                                     8,104,336
       548,400        Applied Materials, Inc.*                                13,337,088
       222,200        Arrow Electronics, Inc.*                                 5,866,080
     2,411,500        Cisco Systems, Inc.*                                    35,328,475
       242,800        Computer Sciences Corporation*                          10,889,580
       900,700        Dell Computer Corporation*                              23,724,438
       730,500        EMC Corporation*                                         6,676,770
       302,800        Gateway, Inc.*                                           1,659,344
       654,800        Hewlett-Packard Company                                 11,197,080
     2,238,300        Intel Corporation                                     $ 64,037,763
       638,200        International Business Machines Corporation             53,455,632
     1,865,600        Microsoft Corporation*                                  97,496,256
     1,274,100        Motorola, Inc.                                          19,621,140
     1,900,900        Oracle Corporation*                                     19,085,036
     1,072,400        Sun Microsystems, Inc.*                                  8,772,232
     1,152,300        Tellabs, Inc.*                                           9,783,027
       604,500        Texas Instruments, Inc.                                 18,697,185
                      ------------------------------------------------------------------
                      Total Information Technology                           430,201,658
---------------------------------------------------------------------------------------------------------------------------------------

Materials (0.2%)
       173,800        Eastman Chemical Company                                 7,664,580
                      ------------------------------------------------------------------
                      Total Materials                                          7,664,580
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (0.8%)
     1,589,800        Calpine Corporation*                                    17,487,800
       250,600        Entergy Corporation                                     11,627,840
                      ------------------------------------------------------------------
                      Total Utilities                                         29,115,640
---------------------------------------------------------------------------------------------------------------------------------------

                      Total Common Stocks
                      (Cost Basis $2,221,873,496)                          3,457,244,324

     Principal
      Amount     Short-Term Investments (3.4%)                             Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================
 $ 13,542,000    Alabama Power Company                                           1.780%            5/7/2002      $ 13,537,982
   23,040,000    American General Finance Corporation                            1.750            5/15/2002        23,024,320
   24,000,000    Countrywide Home Loans, Inc.                                    1.830             5/2/2002        23,998,780
   23,130,000    Eaglefunding Capital Corporation                                1.830            5/20/2002        23,107,660
   24,335,000    General Electric Capital Services, Inc.                         1.760            5/10/2002        24,324,293
   13,407,311    The AAL Money Market Fund                                        N/A                N/A           13,407,311
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $121,400,346)                               121,400,346

                                                Total Investments  (100.0%)
                                                (Amortized Cost Basis $2,343,273,842)                           3,578,644,670

                                                Other Assets, Less Liabilities (-0.0%)                               (826,110)

                                                Net Assets: (100.0%)                                           $3,577,818,560
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL LARGE COMPANY INDEX FUND II
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks total returns that track the performance of the S&P 500(R)by investing primarily in common stocks comprising the Index.

=======================================================================================================================================
   Shares         Common Stocks (98.8%)                                     Market Value
=======================================================================================================================================

Communication Services (4.1%)
    1,000         ALLTEL Corporation                                             $49,500
   11,600         AT&T Corporation                                               152,192
    8,845         AT&T Wireless Services, Inc.*                                   79,163
    6,100         BellSouth Corporation                                          185,135
      400         CenturyTel, Inc.                                                11,080
      900         Citizens Communications Company*                                 8,343
    2,600         Nextel Communications, Inc.*                                    14,326
    5,400         Qwest Communications International, Inc.*                       27,162
   11,000         SBC Communications, Inc.                                       341,660
    2,900         Sprint FON Group                                                45,965
    3,200         Sprint PCS Group*                                               35,872
    8,900         Verizon Communications, Inc.                                   356,979
    9,600         WorldCom Group*                                                 23,798
                  ----------------------------------------------------------------------
                  Total Communication Services                                 1,331,175
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (13.5%)
      200         American Greetings Corporation                                   3,550
   14,450         AOL Time Warner, Inc.*                                         274,839
      400         AutoZone, Inc. *                                                30,400
      900         Bed Bath & Beyond, Inc.*                                        33,453
      700         Best Buy Company, Inc.*                                         52,045
      300         Big Lots, Inc.                                                   4,638
      300         Black & Decker Corporation                                      14,604
      300         Brunswick Corporation                                            8,457
    1,900         Carnival Corporation                                            63,289
      200         Centex Corporation                                              11,260
      600         Circuit City Group                                              12,936
    2,000         Clear Channel Communications, Inc.*                             93,900
    3,100         Comcast Corporation*                                            82,925
      200         Cooper Tire & Rubber Company                                     4,960
    1,500         Costco Wholesale Corporation*                                   60,300
      400         Dana Corporation                                                 8,104
      400         Darden Restaurants, Inc.                                        15,960
    1,800         Delphi Corporation                                              27,990
      200         Dillard's, Inc.                                                  4,898
    1,000         Dollar General Corporation                                      15,750
      300         Dow Jones & Company, Inc.                                       16,311
      900         Eastman Kodak Company                                           28,989
      600         Family Dollar Stores, Inc.                                      20,760
      600         Federated Department Stores, Inc.*                              23,838
    5,900         Ford Motor Company                                              94,400
      500         Fortune Brands, Inc.                                            26,130
      900         Gannett Company, Inc.                                           65,970
    2,800         Gap, Inc.                                                       39,508
    1,800         General Motors Corporation                                     115,470
      500         Goodyear Tire & Rubber Company                                  11,125
    1,000         Harley-Davidson, Inc.                                           52,990
      400         Harrah's Entertainment, Inc.*                                   19,664
      500         Hasbro, Inc.                                                     7,990
    1,200         Hilton Hotels Corporation                                       19,632
    7,700         Home Depot, Inc.                                               357,049
      300         International Game Technology*                                  18,885
    1,200         Interpublic Group of Companies, Inc.                            37,056
      800         J.C. Penney Company, Inc.                                       17,392
      300         Johnson Controls, Inc.                                          25,875
      400         Jones Apparel Group, Inc.*                                      15,580
      200         KB Home                                                          9,970
      300         Knight Ridder, Inc.                                             20,100
    1,100         Kohl's Corporation*                                             81,070
      600         Leggett & Platt, Inc.                                           15,780
    1,600         Limited, Inc.                                                   30,656
      300         Liz Claiborne, Inc.                                              9,387
    2,500         Lowe's Companies, Inc.                                         105,725
      800         Marriott International, Inc.                                    35,152
    1,400         Mattel, Inc.                                                    28,896
    1,000         May Department Stores Company                                   34,680
      300         Maytag Corporation                                              13,845
    4,200         McDonald's Corporation                                         119,280
      700         McGraw-Hill Companies, Inc.                                     44,793
      200         Meredith Corporation                                             8,564
      500         New York Times Company                                          23,280
      900         Newell Rubbermaid, Inc.                                         28,260
      900         NIKE, Inc.                                                      47,997
      400         Nordstrom, Inc.                                                  9,384
    1,000         Office Depot, Inc.*                                             19,140
      600         Omnicom Group, Inc.                                             52,344
      200         Pulte Homes, Inc.                                               10,640
      600         RadioShack Corporation                                          18,720
      200         Reebok International, Ltd.*                                      5,530
    1,100         Sears, Roebuck and Company                                      58,025
      500         Sherwin-Williams Company                                        15,365
      200         Snap-On, Inc.                                                    6,336
      300         Stanley Works                                                   13,944
    1,500         Staples, Inc.*                                                  29,955
    1,200         Starbucks Corporation*                                          27,384
      600         Starwood Hotels & Resorts Worldwide, Inc.                       22,680
    3,000         Target Corporation                                             130,950
      500         Tiffany & Company                                               19,875
      900         TJX Companies, Inc.                                             39,222
      300         TMP Worldwide, Inc.*                                             9,051
      600         Toys "R" Us, Inc.*                                              10,362
    1,000         Tribune Company                                                 44,170
      500         Tricon Global Restaurants, Inc.*                                31,530
      400         TRW, Inc.                                                       22,012
      100         Tupperware Corporation                                           2,296
      700         Univision Communications, Inc.*                                 27,972
      400         VF Corporation                                                  17,508
    5,800         Viacom, Inc., Class B*                                         273,180
      400         Visteon Corporation                                              6,176
   14,600         Wal-Mart Stores, Inc.                                          815,556
    6,600         Walt Disney Company                                            152,988
      300         Wendy's International, Inc.                                     11,220
      200         Whirlpool Corporation                                           14,990
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                 4,414,812
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (9.5%)
      100         Adolph Coors Company                                             6,685
      200         Alberto-Culver Company                                          10,914
    1,300         Albertson's, Inc.                                               43,602
    2,900         Anheuser-Busch Companies, Inc.                                 153,700
    2,096         Archer Daniels Midland Company                                  27,814
      800         Avon Products, Inc.                                             44,680
      200         Brown-Foreman Corporation, Class B                              15,724
    1,300         Campbell Soup Company                                           35,893
      800         Clorox Company                                                  35,400
    8,200         Coca-Cola Company                                              455,182
    1,400         Coca-Cola Enterprises, Inc.                                     27,468
    1,800         Colgate-Palmolive Company                                       95,418
    1,700         ConAgra Foods, Inc.                                             41,650
    1,300         CVS Corporation                                                 43,524
    1,200         General Mills, Inc.                                             52,860
    3,400         Gillette Company                                               120,632
    1,100         H.J. Heinz Company                                              46,189
      500         Hershey Foods Corporation                                       34,000
    1,300         Kellogg Company                                                 46,696
    1,700         Kimberly-Clark Corporation                                     110,704
    2,600         Kroger Company*                                                 59,202
      900         Pepsi Bottling Group, Inc.                                      25,776
    5,790         PepsiCo, Inc.                                              $   300,501
    7,100         Philip Morris Companies, Inc.                                  386,453
    4,300         Procter & Gamble Company                                       388,118
    1,600         Safeway, Inc.*                                                  67,120
    2,500         Sara Lee Corporation                                            52,950
      400         SUPERVALU, Inc.                                                 12,000
    2,200         SYSCO Corporation                                               63,822
    1,900         Unilever N.V.                                                  122,930
      500         UST, Inc.                                                       19,900
    3,300         Walgreen Company                                               124,641
      400         Winn-Dixie Stores, Inc.                                          6,940
      700         Wm. Wrigley Jr. Company                                         38,500
      ----------------------------------------------------------------------------------
                  Total Consumer Staples                                       3,117,588
---------------------------------------------------------------------------------------------------------------------------------------

Energy (6.8%)
      300         Amerada Hess Corporation                                        23,064
      845         Anadarko Petroleum Corporation                                  45,478
      430         Apache Corporation                                              25,082
      200         Ashland, Inc.                                                    8,166
    1,100         Baker Hughes, Inc.                                              41,448
      700         Burlington Resources, Inc.                                      31,101
    3,478         ChevronTexaco Corporation                                      301,577
    2,000         Conoco, Inc.                                                    56,100
      500         Devon Energy Corporation                                        24,655
      400         EOG Resources, Inc.                                             17,020
   22,400         Exxon Mobil Corporation                                        899,808
    1,400         Halliburton Company                                             23,786
      300         Kerr-McGee Corporation                                          17,940
    1,000         Marathon Oil Corporation                                        29,060
      500         Nabors Industries, Inc.*                                        22,775
      400         Noble Corporation*                                              17,340
    1,200         Occidental Petroleum Corporation                                34,500
    1,220         Phillips Petroleum Company                                      72,968
      300         Rowan Companies, Inc.*                                           7,614
    7,000         Royal Dutch Petroleum Company ADR                              365,820
    1,900         Schlumberger, Ltd.                                             104,025
      200         Sunoco, Inc.                                                     6,876
    1,000         Transocean Sedco Forex, Inc.                                    35,500
      800         Unocal Corporation                                              29,752
                  ----------------------------------------------------------------------
                  Total Energy                                                 2,241,455
---------------------------------------------------------------------------------------------------------------------------------------

Financials (19.0%)
      900         ACE, Ltd.                                                       39,168
    1,700         AFLAC, Inc.                                                     50,830
    2,300         Allstate Corporation                                            91,402
      350         Ambac Financial Group, Inc.                                     22,001
    4,400         American Express Company                                       180,444
    8,544         American International Group, Inc.                             590,561
    1,100         AmSouth Bancorporation                                          24,981
      900         Aon Corporation                                                 32,157
    5,200         Bank of America Corporation                                    376,896
    2,400         Bank of New York Company, Inc.                                  87,816
    3,800         BANK ONE Corporation                                           155,306
    1,500         BB&T Corporation                                                57,120
      300         Bear Stearns Companies, Inc.                                    18,582
      700         Capital One Financial Corporation                               41,923
    4,400         Charles Schwab Corporation                                      50,116
      735         Charter One Financial, Inc.                                     26,004
      600         Chubb Corporation                                               46,020
      500         Cincinnati Financial Corporation                                23,430
   16,906         Citigroup, Inc.                                                732,030
      600         Comerica, Inc.                                                  37,710
    1,100         Conseco, Inc.*                                                   4,103
      400         Countrywide Credit Industries, Inc.                             18,684
    1,300         Equity Office Properties Trust                                  37,219
      900         Equity Residential Properties Trust                             25,380
    3,300         Fannie Mae                                                     260,469
    1,922         Fifth Third Bancorp                                            131,830
    3,408         FleetBoston Financial Corporation                              120,302
      900         Franklin Resources, Inc.                                        37,710
    2,300         Freddie Mac                                                    150,305
      500         Golden West Financial Corporation                               34,195
      800         Hartford Financial Services Group, Inc.                         55,440
    1,500         Household International, Inc.                                   87,435
      810         Huntington Bancshares, Inc.                                     16,435
    6,410         J.P. Morgan Chase & Company                                    224,991
      550         Jefferson-Pilot Corporation                                     27,544
    1,000         John Hancock Financial Services, Inc.                           38,600
    1,400         KeyCorp                                                         39,354
      800         Lehman Brothers Holdings, Inc.                                  47,200
      600         Lincoln National Corporation                                    28,740
      600         Loews Corporation                                               35,970
      900         Marsh & McLennan Companies, Inc.                                90,972
      400         Marshall & Ilsley Corporation                                   25,460
      500         MBIA, Inc.                                                      26,965
    2,800         MBNA Corporation                                                99,260
    1,400         Mellon Financial Corporation                                    52,864
    2,800         Merrill Lynch & Company, Inc.                                  117,432
    2,400         MetLife, Inc.                                                   81,936
      400         MGIC Investment Corporation                                     28,544
      500         Moody's Corporation                                             21,790
    3,600         Morgan Stanley Dean Witter & Company                           171,792
    2,000         National City Corporation                                       62,400
      700         Northern Trust Corporation                                      37,184
    1,000         PNC Financial Services Group, Inc.                              55,150
      900         Progressive Corporation                                         51,750
      900         Providian Financial Corporation                                  6,390
      700         Regions Financial Corporation                                   24,549
      400         SAFECO Corporation                                              13,360
    1,100         SouthTrust Corporation                                          29,348
      700         St. Paul Companies, Inc.                                        34,867
    1,100         State Street Corporation                                        56,221
      700         Stilwell Financial, Inc.                                        14,952
    1,000         SunTrust Banks, Inc.                                            67,980
      900         Synovus Financial Corporation                                   24,336
      400         T. Rowe Price Group, Inc.                                       14,028
      400         Torchmark Corporation                                           16,356
    6,218         U.S. Bancorp                                                   147,367
      500         Union Planters Corporation                                      25,055
      800         UNUMProvident                                                   22,592
      500         USA Education, Inc.                                             47,925
    4,500         Wachovia Corporation                                           171,180
    3,100         Washington Mutual, Inc.                                        116,963
    5,600         Wells Fargo & Company                                          286,440
      500         XL Capital, Ltd.                                                47,175
      300         Zions Bancorporation                                            16,224
                  ----------------------------------------------------------------------
                  Total Financials                                             6,213,210
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (14.1%)
    5,100         Abbott Laboratories                                            275,145
      500         Aetna, Inc.                                                     23,800
      400         Allergan, Inc.                                                  26,364
      400         AmerisourceBergen Corporation*                                  31,000
    3,400         Amgen, Inc.                                                    179,792
      600         Applera Corporation                                             10,272
      200         Bausch & Lomb, Inc.                                              7,194
    1,900         Baxter International, Inc.                                     108,110
      800         Becton, Dickinson and Company*                                  29,736
      500         Biogen, Inc.*                                                   21,735
      875         Biomet, Inc.                                                    24,701
    1,300         Boston Scientific Corporation*                                  32,396
    6,300         Bristol-Myers Squibb Company                                   181,440
      200         C.R. Bard, Inc.                                                 10,988
    1,500         Cardinal Health, Inc.                                          103,875
      600         Chiron Corporation*                                             24,282
      500         CIGNA Corporation                                               54,500
    3,700         Eli Lilly and Company                                          244,385
      600         Forest Laboratories, Inc.*                                      46,284
      700         Genzyme Corporation*                                            28,658
    1,000         Guidant Corporation                                             37,600
    1,700         HCA, Inc.                                                       81,243
      700         Health Management Associates, Inc.*                             14,938
    1,200         HEALTHSOUTH Corporation*                                        18,120
      500         Humana, Inc.*                                                    8,175
    1,800         Immunex Corporation*                                            48,852
   10,090         Johnson & Johnson                                              644,348
      833         King Pharmaceuticals, Inc.*                                     26,106
      300         Manor Care, Inc.*                                                7,692
      900         McKesson Corporation                                            36,351
      800         MedImmune, Inc.*                                                26,720
    4,000         Medtronic, Inc                                                 178,760
    7,500         Merck & Company, Inc.                                          407,550
   20,600         Pfizer, Inc.                                                   748,810
    4,300         Pharmacia Corporation                                          177,289
      300         Quintiles Transnational Corporation*                             4,260
    4,800         Schering-Plough Corporation                                    131,040
      300         St. Jude Medical, Inc.*                                         24,963
      700         Stryker Corporation                                             37,457
    1,100         Tenet Healthcare Corporation*                                   80,707
    1,000         UnitedHealth Group, Inc.                                        87,810
      300         Watson Pharmaceuticals, Inc.*                                    7,380
      500         WellPoint Health Networks, Inc.*                                37,540
    4,300         Wyeth                                                          245,100
      640         Zimmer Holdings, Inc.*                                          22,214
                  ----------------------------------------------------------------------
                  Total Health Care                                            4,605,682
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (10.6%)
    1,300         3M Company                                                     163,540
      600         Allied Waste Industries, Inc.*                                   7,284
      600         American Power Conversion Corporation*                           7,710
      500         AMR Corporation*                                                10,735
    2,000         Automatic Data Processing, Inc.                                101,680
      400         Avery Dennison Corporation                                      25,620
    2,700         Boeing Company                                                 120,420
    1,200         Burlington Northern Santa Fe Corporation                        32,988
    1,100         Caterpillar, Inc.                                               60,082
    3,200         Cendant Corporation*                                            57,568
      600         Cintas Corporation                                              31,062
    1,600         Concord EFS, Inc.*                                              50,598
      500         Convergys Corporation*                                          13,835
      300         Cooper Industries, Inc.                                         13,140
      200         Crane Company                                                    5,516
      700         CSX Corporation                                                 25,319
      100         Cummins, Inc.                                                    4,255
      500         Danaher Corporation                                             35,790
      800         Deere & Company                                                 35,808
      400         Delta Air Lines, Inc.                                           11,084
      200         Deluxe Corporation                                               8,776
      700         Dover Corporation                                               26,082
      300         Eaton Corporation                                               25,383
    1,400         Emerson Electric Company                                        74,746
      400         Equifax, Inc.                                                   10,928
    1,000         FedEx Corporation*                                              51,670
    1,300         First Data Corporation                                         103,337
      650         Fiserv, Inc.*                                                   28,899
      300         Fluor Corporation                                               12,399
      700         General Dynamics Corporation                                    67,963
   32,600         General Electric Company                                     1,028,530
      600         Genuine Parts Company                                           20,706
      300         Goodrich Corporation                                             9,576
      600         H&R Block, Inc.                                                 24,072
    2,700         Honeywell International, Inc.                                   99,036
    1,000         Illinois Tool Works, Inc.                                       72,100
      900         IMS Health, Inc.*                                               18,549
      600         Ingersoll-Rand Company, Ltd.                                    29,970
      300         ITT Industries, Inc.                                            20,958
    1,500         Lockheed Martin Corporation                                     94,350
    1,500         Masco Corporation                                               42,150
      200         McDermott International, Inc.*                                   3,194
      600         Molex, Inc.                                                     20,172
      200         Navistar International Corporation                               7,980
    1,200         Norfolk Southern Corporation                                    25,716
      400         Northrop Grumman Corporation                                    48,264
      300         PACCAR, Inc.                                                    21,441
      400         Pall Corporation                                                 8,320
      400         Parker Hannifin Corporation                                     19,980
    1,200         Paychex, Inc.                                                   44,796
      800         Pitney Bowes, Inc.                                              33,680
      200         Power-One, Inc.*                                                 1,672
      400         R.R. Donnelley & Sons Company                                   12,784
    1,300         Raytheon Company                                                54,990
      500         Robert Half International, Inc.*                                13,130
      600         Rockwell Automation, Inc.                                       12,882
      600         Rockwell Collins                                                14,292
      200         Ryder System, Inc.                                               5,672
      500         Sabre, Inc.*                                                    23,250
    2,500         Southwest Airlines Company                                      45,525
      500         Textron, Inc.                                                   24,590
      100         Thomas & Betts Corporation                                       2,350
    6,538         Tyco International, Ltd.                                       120,626
      800         Union Pacific Corporation                                       45,440
    1,600         United Technologies Corporation                                112,272
      200         US Airways Group, Inc.*                                          1,040
      300         W.W. Grainger, Inc.                                             16,821
    2,000         Waste Management, Inc.                                          52,680
                  ----------------------------------------------------------------------
                  Total Industrials                                            3,477,773
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (15.0%)
    2,600         ADC Telecommunications, Inc.*                                   10,114
      800         Adobe Systems, Inc.                                             31,968
    1,100         Advanced Micro Devices, Inc.*                                   12,298
    1,500         Agilent Technologies, Inc.*                                     45,075
    1,200         Altera Corporation*                                             24,672
    1,200         Analog Devices, Inc.*                                           44,352
      200         Andrew Corporation*                                              3,318
    1,100         Apple Computer, Inc *                                           26,697
    5,400         Applied Materials, Inc.*                                       131,328
      900         Applied Micro Circuits Corporation*                              6,075
      400         Autodesk, Inc.                                                   7,356
    1,125         Avaya, Inc.*                                                     6,908
      700         BMC Software, Inc.*                                             10,122
      900         Broadcom Corporation*                                           31,050
    1,000         CIENA Corporation*                                               7,490
   24,000         Cisco Systems, Inc.*                                           351,600
      600         Citrix Systems, Inc.*                                            6,960
    5,500         Compaq Computer Corporation                                     55,825
    1,800         Computer Associates International, Inc.                         33,480
      600         Computer Sciences Corporation*                                  26,910
    1,200         Compuware Corporation*                                           9,408
      600         Comverse Technology, Inc.*                                       7,218
      800         Conexant Systems, Inc.*                                          8,160
    3,000         Corning, Inc.                                                   20,070
    8,500         Dell Computer Corporation*                                     223,890
    1,600         Electronic Data Systems Corporation                             86,816
    7,200         EMC Corporation*                                                65,808
    1,000         Gateway, Inc.*                                                   5,480
    6,300         Hewlett-Packard Company                                        107,730
   22,000         Intel Corporation                                              629,420
    5,700         International Business Machines Corporation                    477,432
      700         Intuit, Inc.*                                                   27,426
      600         Jabil Circuit, Inc.*                                            12,246
    4,400         JDS Uniphase Corporation*                                       19,096
      600         KLA-Tencor Corporation*                                         35,382
      400         Lexmark International, Inc.*                                    23,912
    1,000         Linear Technology Corporation                                   38,860
    1,200         LSI Logic Corporation*                                          15,420
   11,200         Lucent Technologies, Inc.                                       51,520
    1,100         Maxim Integrated Products, Inc.*                                54,780
      300         Mercury Interactive Corporation*                                11,181
    1,900         Micron Technology, Inc.*                                        45,030
   17,800         Microsoft Corporation*                                         930,228
      200         Millipore Corporation                                            7,990
    7,200         Motorola, Inc.                                                 110,880
      600         National Semiconductor Corporation*                             18,912
      300         NCR Corporation*                                                11,658
    1,000         Network Appliance, Inc.*                                        17,450
   10,500         Nortel Networks Corporation                                     35,700
    1,100         Novell, Inc.*                                                    4,070
      500         Novellus Systems, Inc.*                                         23,700
      500         NVIDIA Corporation*                                             17,405
   18,000         Oracle Corporation*                                            180,720
    1,800         Palm, Inc.*                                                      5,706
      800         Parametric Technology Corporation*                               3,232
      900         PeopleSoft, Inc.*                                               20,853
      400         PerkinElmer, Inc.                                                5,120
      500         PMC-Sierra, Inc.*                                                7,780
      300         QLogic Corporation*                                             13,713
    2,500         QUALCOMM, Inc.*                                                 75,400
      600         Rational Software Corporation*                                   8,742
    1,700         Sanmina-SCI Corporation*                                        17,680
      400         Sapient Corporation*                                             1,952
      500         Scientific-Atlanta, Inc.                                        10,000
    1,500         Siebel Systems, Inc.*                                           36,285
    2,600         Solectron Corporation*                                          18,980
   10,600         Sun Microsystems, Inc.*                                         86,708
      650         Symbol Technologies, Inc.                                        5,499
      300         Tektronix, Inc.*                                                 6,600
    1,300         Tellabs, Inc.*                                                  11,037
      600         Teradyne, Inc.*                                                 19,770
    5,700         Texas Instruments, Inc.                                        176,301
      500         Thermo Electron Corporation*                                     9,450
    1,000         Unisys Corporation*                                             13,500
    1,300         VERITAS Software Corporation*                                   36,842
      600         Vitesse Semiconductor Corporation*                               3,588
      400         Waters Corporation*                                             10,780
    2,300         Xerox Corporation*                                              20,355
    1,100         Xilinx, Inc.*                                                   41,536
    1,900         Yahoo!, Inc.*                                                   28,044
                  ----------------------------------------------------------------------
                  Total Information Technology                                 4,904,049
---------------------------------------------------------------------------------------------------------------------------------------

Materials (2.9%)
      800         Air Products and Chemicals, Inc.                                38,440
    1,000         Alcan, Inc.                                                     36,630
    2,800         Alcoa, Inc.                                                     95,284
      200         Allegheny Technologies, Inc.                                     3,376
      200         Ball Corporation                                                 9,510
    1,718         Barrick Gold Corporation                                        34,480
      200         Bemis Company, Inc.                                             10,646
      200         Boise Cascade Corporation                                        6,774
    2,983         Dow Chemical Company                                            94,859
    3,400         E.I. du Pont de Nemours and Company                            151,300
      300         Eastman Chemical Company                                        13,230
      400         Ecolab, Inc.                                                    17,564
      400         Engelhard Corporation                                           12,168
      400         Freeport-McMoRan Copper & Gold, Inc., Class B*                   7,104
      752         Georgia-Pacific Group                                           21,793
      100         Great Lakes Chemical Corporation                                 2,574
      300         Hercules, Inc.*                                                  3,660
      500         Inco, Ltd.*                                                     10,015
      300         International Flavors and Fragrances, Inc.                       9,660
    1,600         International Paper Company                                     66,288
      300         Louisiana-Pacific Corporation                                    3,510
      591         Meadwestvaco Corporation                                        17,352
    1,300         Newmont Mining Corporation                                      37,063
      300         Nucor Corporation                                               17,535
      500         Pactiv Corporation*                                             10,335
      200         Phelps Dodge Corporation                                         7,160
    1,000         Placer Dome, Inc.                                               11,750
      600         Plum Creek Timber Company, Inc.                                 18,270
      600         PPG Industries, Inc.                                            31,386
      500         Praxair, Inc.                                                   28,550
      700         Rohm and Haas Company                                           25,977
      300         Sealed Air Corporation*                                         13,401
      200         Sigma-Aldrich Corporation                                        9,476
      200         Temple-Inland, Inc.*                                            10,588
      200         United States Steel Corporation                                  3,608
      300         Vulcan Materials Company                                        13,806
      700         Weyerhaeuser Company                                            41,727
      200         Worthington Industries, Inc.                                     2,960
                  ----------------------------------------------------------------------
                  Total Materials                                                949,809
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (3.3%)
    1,700         AES Corporation*                                                13,634
      400         Allegheny Energy, Inc.                                          16,768
      500         Ameren Corporation                                              20,880
    1,100         American Electric Power Company, Inc.                           50,380
    1,200         Calpine Corporation*                                            13,200
      500         CINergy Corporation                                             17,765
      400         CMS Energy Corporation                                           7,744
      700         Consolidated Edison, Inc.                                       30,513
      500         Constellation Energy Group, Inc.                                15,960
      900         Dominion Resources, Inc.                                        59,778
      500         DTE Energy Company                                              22,670
    2,700         Duke Energy Corporation                                        103,491
    1,100         Dynegy, Inc.                                                    19,800
    1,000         Edison International*                                           18,150
    1,692         El Paso Corporation                                             67,680
      700         Entergy Corporation                                             32,480
    1,075         Exelon Corporation                                              58,373
    1,000         FirstEnergy Corporation                                         33,300
      600         FPL Group, Inc.                                                 38,094
      400         KeySpan Corporation                                             14,120
      400         Kinder Morgan, Inc.                                             19,364
    1,216         Mirant Corporation*                                             14,689
      200         Nicor, Inc.                                                      9,356
      637         NiSource, Inc.                                                  14,078
    1,200         Pacific Gas & Electric Company*                                 28,200
      100         Peoples Energy Corporation                                       3,900
      300         Pinnacle West Capital Corporation                               13,146
      500         PPL Corporation                                                 19,055
      727         Progress Energy, Inc.                                           37,724
      100         Progress Energy, Inc. (CVO)*                                         0
      700         Public Service Enterprise Group, Inc.                           32,445
      900         Reliant Energy, Inc.                                            22,842
      600         Sempra Energy                                                   15,342
    2,300         Southern Company                                                65,205
      400         TECO Energy, Inc.                                               11,136
      900         TXU Corporation                                                 48,978
    1,600         Williams Companies, Inc.                                        30,560
    1,155         Xcel Energy, Inc.                                               29,372
                  ----------------------------------------------------------------------
                  Total Utilities                                              1,070,172
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $38,657,013)                                    32,325,725

=======================================================================================================================================
     Principal
      Amount     Short-Term Investments (0.8%)                                                                   Market Value
=======================================================================================================================================
 $    269,294    The AAL Money Market Fund                                                                        $   269,294
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $269,294)                                       269,294

                                                Total Investments (99.6%)
                                                (Amortized Cost Basis $38,926,307)                                 32,595,019

                                                Other Assets, Less Liabilities (0.4%)                                 146,116

                                                Net Assets: (100.0%)                                              $32,741,135
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks current income, long-term income growth and capital growth by investing primarily in a  portfolio of income-producing equity securities.

=======================================================================================================================================
   Shares         Common Stocks (96.3%)                                     Market Value
=======================================================================================================================================

Communication Services (4.9%)
  107,516         AT&T Corporation                                            $1,410,610
  128,847         SBC Communications, Inc.                                     4,001,988
  129,324         Telefonica SA ADR*                                           4,178,473
  113,100         Verizon Communications, Inc.                                 4,536,441
   71,000         Vodafone Group plc ADR                                       1,150,200
                  ----------------------------------------------------------------------
                  Total Communication Services                                15,277,712
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (11.1%)
   75,000         BJ's Wholesale Club, Inc.*                                   3,347,250
   46,500         Darden Restaurants, Inc.                                     1,855,350
  176,274         Delphi Corporation                                           2,741,061
  142,400         Family Dollar Stores, Inc.                                   4,927,040
        1         Ford Motor Company                                                  12
  140,000         Fox Entertainment Group, Inc.*                               3,304,000
  225,276         Liberty Media Corporation*                                   2,410,453
  111,000         Lowe's Companies, Inc.                                       4,694,190
   58,200         McGraw-Hill Companies, Inc.                                  3,724,218
  109,600         Target Corporation                                           4,784,040
   64,600         Viacom, Inc., Class B*                                       3,042,660
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                34,830,274
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (6.8%)
   88,000         CVS Corporation                                              2,946,240
   83,300         General Mills, Inc.                                          3,669,365
   51,400         Kimberly-Clark Corporation                                   3,347,168
   84,100         Kraft Foods, Inc.                                            3,451,464
  198,500         Kroger Company*                                              4,519,845
  121,400         SYSCO Corporation                                            3,521,814
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                      21,455,896
---------------------------------------------------------------------------------------------------------------------------------------

Energy (11.2%)
  173,800         BJ Services Company*                                         6,385,412
   84,547         ChevronTexaco Corporation                                    7,331,070
  286,791         Conoco, Inc.                                                 8,044,488
  107,900         EOG Resources, Inc.                                          4,591,145
   91,200         Nabors Industries, Inc.*                                     4,154,160
  110,100         Valero Energy Corporation                                    4,751,916
                  ----------------------------------------------------------------------
                  Total Energy                                                35,258,191
---------------------------------------------------------------------------------------------------------------------------------------

Financials (25.2%)
  116,900         ACE, Ltd.                                                    5,087,488
   61,600         Bank of America Corporation                                  4,464,768
   84,400         Bank of New York Company, Inc.                              $3,088,196
   93,300         BANK ONE Corporation                                         3,813,171
  147,433         Citigroup, Inc.                                              6,383,849
   73,900         Duke Realty Corporation                                      1,943,570
  111,100         Equity Office Properties Trust                               3,180,793
   86,400         Fannie Mae                                                   6,819,552
  103,600         First Industrial Realty Trust, Inc.                          3,488,212
  143,300         FleetBoston Financial Corporation                            5,058,490
  104,200         Freddie Mac                                                  6,809,470
   56,000         Hartford Financial Services Group, Inc.                      3,880,800
  102,500         J.P. Morgan Chase & Company                                  3,597,750
   85,500         Mellon Financial Corporation                                 3,228,480
  103,700         Simon Property Group, Inc.                                   3,499,875
  125,600         Washington Mutual, Inc.                                      4,738,888
  116,200         Wells Fargo & Company                                        5,943,630
   45,200         XL Capital, Ltd.                                             4,264,620
                  ----------------------------------------------------------------------
                  Total Financials                                            79,291,602
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (10.8%)
  127,800         Baxter International, Inc.                                   7,271,820
   45,700         CIGNA Corporation                                            4,981,300
   68,700         HCA, Inc.                                                    3,283,173
  123,400         IVAX Corporation*                                            1,456,120
   66,400         Johnson & Johnson                                            4,240,304
  112,800         Pfizer, Inc.                                                 4,100,280
   73,000         Tenet Healthcare Corporation*                                5,356,010
   55,000         Wyeth                                                        3,135,000
                  ----------------------------------------------------------------------
                  Total Health Care                                           33,824,007
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (10.5%)
   88,900         First Data Corporation                                       7,066,661
  154,050         Honeywell International, Inc.                                5,650,554
   48,300         Jacobs Engineering Group, Inc.*                              1,905,918
  119,500         Masco Corporation                                            3,357,950
   85,500         Pitney Bowes, Inc.                                           3,599,550
   80,400         Shaw Group, Inc.*                                            2,454,612
   31,300         SPX Corporation*                                             4,214,545
  106,900         Tyco International, Ltd.                                     1,972,305
   74,300         Valassis*                                                    2,778,077
                  ----------------------------------------------------------------------
                  Total Industrials                                           33,000,172
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (4.9%)
   69,900         Applied Materials, Inc.*                                    $1,699,968
   60,600         Celestica, Inc. ADR*                                         1,678,620
   72,800         Harris Corporation                                           2,636,088
   57,100         International Business Machines Corporation                  4,782,696
   80,200         Intuit, Inc.*                                                3,142,236
  146,100         Oracle Corporation*                                          1,466,844
                  ----------------------------------------------------------------------
                  Total Information Technology                                15,406,452
---------------------------------------------------------------------------------------------------------------------------------------

Materials (4.8%)
   90,300         Alcoa, Inc.                                                  3,072,909
  122,400         Engelhard Corporation                                        3,723,408
   76,300         International Paper Company                                  3,161,109
   93,800         Meadwestvaco Corporation                                     2,753,968
  130,900         United States Steel Corporation                            $ 2,361,436
                  ----------------------------------------------------------------------
                  Total Materials                                             15,072,830
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (6.1%)
   49,900         American Electric Power Company, Inc.                        2,285,420
   54,800         Dominion Resources, Inc.                                     3,639,816
   51,400         El Paso Corporation                                          2,056,000
   57,100         Public Service Enterprise Group, Inc.                        2,646,585
   99,200         TXU Corporation                                              5,398,464
  129,005         Xcel Energy, Inc.                                            3,280,598
                  ----------------------------------------------------------------------
                  Total Utilities                                             19,306,883
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $270,918,154)                                  302,724,019

=======================================================================================================================================
      Shares     Preferred Stock (0.7%)                                      Interest Rate     Maturity Date     Market Value
=======================================================================================================================================
      135,000    MediaOne Group, Inc./3/                                         7.000%          11/15/2002       $ 2,313,900
                                                Total Preferred Stock
                                                (Cost Basis $5,864,063)                                             2,313,900

     Principal
      Amount     Short-Term Investments (4.1%)                                                                   Market Value
=======================================================================================================================================
 $ 12,923,324    The AAL Money Market Fund                                                                        $12,923,324
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $12,923,324)                                 12,923,324

                                                Total Investments  (101.1%)
                                                (Amortized Cost Basis $289,705,541)                               317,961,243

                                                Other Assets, Less Liabilities (-1.1%)                             (3,669,014)

                                                Net Assets: (100.0%)                                             $314,292,229
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/3/ Convertible Security

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective
The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

=======================================================================================================================================
  Shares          Common Stocks (51.6%)                                     Market Value
=======================================================================================================================================

Communication Services (1.0%)
   46,099         SBC Communications, Inc.                                    $1,431,835
   13,900         Sprint FON Group                                               220,315
    6,900         Sprint PCS Group*                                               77,349
   35,500         Verizon Communications, Inc.                                 1,423,905
                  ----------------------------------------------------------------------
                  Total Communication Services                                 3,153,404
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (9.9%)
   56,900         AOL Time Warner, Inc.*                                       1,082,238
   13,800         Cablevision Systems Corporation*                               324,300
  159,300         Comcast Corporation*                                         4,261,275
  159,500         Cox Communications, Inc.*                                    5,325,705
   17,200         Family Dollar Stores, Inc.                                     595,120
   17,500         Gannett Company, Inc.                                        1,282,750
   71,300         Harley-Davidson, Inc.                                        3,778,187
   41,100         Home Depot, Inc.                                             1,905,807
  179,800         Liberty Media Corporation*                                   1,923,860
   23,000         New York Times Company                                       1,070,880
    6,900         Rainbow Media Group*                                           152,490
   12,408         Starwood Hotels & Resorts Worldwide, Inc.                      469,022
  109,800         Tiffany & Company                                            4,364,550
   14,100         Tribune Company                                                622,797
   77,900         Wal-Mart Stores, Inc.                                        4,351,494
   62,700         Walt Disney Company                                          1,453,386
                  ----------------------------------------------------------------------
                  Total Consumer Discretionary                                32,963,861
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (5.8%)
   20,600         Alberto-Culver Company                                       1,124,142
    2,400         Corn Products International, Inc.                               79,440
    4,976         Dean Foods Company*                                            184,212
   66,000         General Mills, Inc.                                          2,907,300
   19,700         Kimberly-Clark Corporation                                   1,282,864
   88,300         Philip Morris Companies, Inc.                                4,806,169
   28,600         Safeway, Inc.*                                               1,199,770
  201,600         Walgreen Company                                             7,614,432
                  ----------------------------------------------------------------------
                  Total Consumer Staples                                      19,198,329
---------------------------------------------------------------------------------------------------------------------------------------

Energy (6.1%)
   18,200         Baker Hughes, Inc.                                             685,776
   28,400         BJ Services Company*                                         1,043,416
   33,500         BP plc                                                       1,701,800
   11,900         ChevronTexaco Corporation                                    1,031,849
   22,000         ENSCO International, Inc.                                      742,720
  107,300         EOG Resources, Inc.                                          4,565,615
  115,100         Exxon Mobil Corporation                                      4,623,567
    9,508         GlobalSantaFe Corporation                                      333,636
   29,700         Nabors Industries, Inc.*                                     1,352,835
   25,600         Noble Corporation*                                           1,109,760
   38,500         Royal Dutch Petroleum Company ADR                            2,012,010
   13,100         Smith International, Inc.*                                     917,655
                  ----------------------------------------------------------------------
                  Total Energy                                                20,120,639
---------------------------------------------------------------------------------------------------------------------------------------

Financials (9.4%)
   63,800         American Express Company                                     2,616,438
  102,912         American International Group, Inc.                           7,113,277
   32,100         Bank of America Corporation                                  2,326,608
   75,512         Citigroup, Inc.                                              3,269,670
   36,300         Fannie Mae                                                   2,865,159
   26,300         Household International, Inc.                                1,533,027
   76,820         J.P. Morgan Chase & Company                                  2,696,382
   50,800         MBNA Corporation                                             1,800,860
   28,000         MGIC Investment Corporation                                  1,998,080
   38,300         Morgan Stanley Dean Witter & Company                         1,827,676
   50,900         National City Corporation                                    1,588,080
   10,000         Northern Trust Corporation                                     531,200
   20,500         State Street Corporation                                     1,047,755
                  ----------------------------------------------------------------------
                  Total Financials                                            31,214,212
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (7.1%)
   37,200         CIGNA Corporation                                            4,054,800
   67,600         Johnson & Johnson                                            4,316,936
   22,300         Medtronic, Inc.                                                996,587
   80,100         Merck & Company, Inc.                                        4,352,634
  179,100         Pfizer, Inc.                                                 6,510,285
   34,800         Schering-Plough Corporation                                    950,040
   33,200         WellPoint Health Networks, Inc.*                             2,492,656
                  ----------------------------------------------------------------------
                  Total Health Care                                           23,673,938
---------------------------------------------------------------------------------------------------------------------------------------

Industrials (5.4%)
   79,500         Automatic Data Processing, Inc.                              4,041,780
    4,600         CNF, Inc.                                                      145,406
   20,100         Dover Corporation                                              748,926
   33,400         First Data Corporation                                       2,654,966
  180,100         General Electric Company                                     5,682,155
   15,400         Global Payments, Inc.                                          591,668
   32,700         Herman Miller, Inc.                                            798,861
   15,087         Honeywell International, Inc.                                  553,391
   19,200         NDCHealth Corporation                                          617,664
    5,200         PACCAR, Inc.                                                   371,644
   21,500         United Technologies Corporation                              1,508,655
                  ----------------------------------------------------------------------
                  Total Industrials                                           17,715,116
---------------------------------------------------------------------------------------------------------------------------------------

Information Technology (6.4%)
  286,000         ADC Telecommunications, Inc.*                                1,112,540
   94,600         Agere Systems, Inc.*                                           401,104
   27,200         Applied Materials, Inc.*                                       661,504
   11,000         Arrow Electronics, Inc.*                                       290,400
  119,400         Cisco Systems, Inc.*                                         1,749,210
   12,000         Computer Sciences Corporation*                                 538,200
   44,600         Dell Computer Corporation*                                   1,174,764
   36,200         EMC Corporation*                                               330,868
   15,000         Gateway, Inc.*                                                  82,200
   32,400         Hewlett-Packard Company                                        554,040
  110,800         Intel Corporation                                            3,169,988
   31,600         International Business Machines Corporation                  2,646,816
   92,400         Microsoft Corporation*                                       4,828,824
   63,100         Motorola, Inc.                                                 971,740
   94,100         Oracle Corporation*                                            944,764
   53,100         Sun Microsystems, Inc.*                                        434,358
   57,100         Tellabs, Inc.*                                                 484,779
   29,900         Texas Instruments, Inc.                                        924,807
                  ----------------------------------------------------------------------
                  Total Information Technology                                21,300,906
---------------------------------------------------------------------------------------------------------------------------------------

Materials (0.1%)
    8,600         Eastman Chemical Company                                       379,260
                  ----------------------------------------------------------------------
                  Total Materials                                                379,260
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (0.4%)
   78,700         Calpine Corporation*                                           865,700
   12,400         Entergy Corporation                                            575,360
                  ----------------------------------------------------------------------
                  Total Utilities                                              1,441,060
---------------------------------------------------------------------------------------------------------------------------------------

                  Total Common Stocks
                  (Cost Basis $166,408,517)                                  171,160,725

     Principal
      Amount     Long-Term Fixed Income Investments (34.6%)                  Interest Rate     Maturity Date     Market Value
=======================================================================================================================================
Asset Backed Securities (1.7%)
 $  1,000,000    EQCC Home Equity Loan Trust Series 1997-3 Class A7              6.930%           2/15/2029       $ 1,045,570
    1,368,514    Green Tree Financial Corporation Series 1998-1 Class A6         6.330            11/1/2029         1,422,131
      900,000    Harley-Davidson Eaglemark Motorcycle Trust Series 1999-1        6.710            1/15/2007           933,245
    1,000,000    Residential Asset Securities Corporation Series 2000-KS1
                 Class AI4                                                       8.040           10/25/2028         1,073,385
    1,000,000    Vanderbilt Mortgage Finance Series 2000-B Class IA2             8.045             7/7/2012         1,037,053
                                                Total Asset Backed Securities                                       5,511,384
---------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (1.7%)
    1,000,000    Abitibi-Consolidated, Inc.                                      8.550             8/1/2010         1,026,897
    1,000,000    International Paper Company                                     7.625             8/1/2004         1,066,086
      500,000    International Paper Company                                     6.750             9/1/2011           508,811
    1,000,000    Praxair, Inc.                                                   6.500             3/1/2008         1,040,181
    1,000,000    Westvaco Corporation                                            7.100           11/15/2009         1,030,360
    1,000,000    Weyerhaeuser Company/2/                                         6.750            3/15/2012         1,009,306
                                                Total Basic Materials                                               5,681,641
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (1.9%)
    1,000,000    Raytheon Company                                                6.150            11/1/2008           997,313
    1,000,000    Republic Services, Inc.                                         6.750            8/15/2011         1,012,024
    1,000,000    Tyco International Group SA                                     6.875            1/15/2029           743,880
    3,000,000    Tyco International Group SA                                     6.125            11/1/2008         2,378,280
    1,000,000    Waste Management, Inc.                                          6.875            5/15/2009         1,012,308
                                                Total Capital Goods                                                 6,143,805
---------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage Backed Securities (2.3%)
 $  1,000,000    First Union National Bank Commercial Mortgage Trust Pass-
                 Through Certificates Series 1999-C4 Class A2                    7.390%          11/15/2009       $ 1,088,602
    1,000,000    First Union-Lehman Brothers-Bank of America Commercial
                 Mortgage Trust Series 1998-C2 Class A2                          6.560           11/18/2008         1,052,322
    1,500,000    GMAC Commercial Mortgage Securities, Inc. Series 1999-
                 C1 Class A2                                                     6.175            5/15/2033         1,544,523
    1,000,000    Morgan Stanley Dean Witter Capital I, Inc. Commercial
                 Mortgage Series 1998-WF2 Class A2                               6.540            5/15/2008         1,053,030
    1,500,000    Morgan Stanley Dean Witter Capital I, Inc. Series 1999-WF1
                 Class A2                                                        6.210           11/15/2031         1,550,514
    1,300,000    Nationslink Funding Corporation Series 1999-2 Class A3          7.181            6/20/2031         1,394,173
                                                Total Commercial Mortgage Backed Securities                         7,683,164
---------------------------------------------------------------------------------------------------------------------------------------

Communications (3.2%)
    1,000,000    Citizens Communications Company                                 8.500            5/15/2006         1,048,709
    1,000,000    Continental Cablevision, Inc.                                   8.875            9/15/2005         1,077,527
    1,500,000    Cox Enterprises, Inc./2/                                        8.000            2/15/2007         1,564,566
    1,500,000    LCI International, Inc.                                         7.250            6/15/2007         1,076,568
      500,000    Qwest Capital Funding, Inc.                                     7.750            8/15/2006           387,543
    1,500,000    Sprint Capital Corporation                                      6.125           11/12/2008         1,351,932
    2,000,000    Sprint Capital Corporation                                      5.875             5/1/2004         1,901,112
      705,000    TCI Communications, Inc.                                        7.125            2/15/2028           652,503
    1,000,000    TELUS Corporation                                               8.000             6/1/2011         1,013,192
      500,000    Viacom, Inc.                                                    5.625             5/1/2007           498,244
                                                Total Communications                                               10,571,896
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical (1.3%)
    1,000,000    AOL Time Warner, Inc.                                           6.875             5/1/2012           948,555
    1,000,000    Ford Motor Credit Company                                       6.500            1/25/2007           993,506
    1,000,000    General Motors Acceptance Corporation                           7.000             2/1/2012         1,008,060
    1,500,000    Liberty Media Corporation                                       7.875            7/15/2009         1,506,410
                                                Total Consumer Cyclical                                             4,456,531
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (1.2%)
    1,000,000    ConAgra Foods, Inc.                                             6.000            9/15/2006         1,019,388
    1,000,000    General Mills, Inc.                                             6.000            2/15/2012           970,509
      500,000    H. J. Heinz Company/2/                                          6.000            3/15/2012           489,771
    1,500,000    Tenet Healthcare Corporation                                    6.375            12/1/2011         1,481,498
                                                Total Consumer Noncyclicals                                         3,961,166
---------------------------------------------------------------------------------------------------------------------------------------

Energy (0.8%)
    2,500,000    Burlington Resources, Inc./2/                                   6.500            12/1/2011         2,505,453
      250,000    Marathon Oil Corporation                                        6.800            3/15/2032           238,962
                                                Total Energy                                                        2,744,415
---------------------------------------------------------------------------------------------------------------------------------------

Finance (6.4%)
    1,675,000    Cabot Industrial Properties, L.P.                               7.125             5/1/2004         1,724,510
    1,000,000    Countrywide Home Loans, Inc.                                    5.500             2/1/2007           998,651
    1,000,000    EOP Operating, L.P.                                             6.800            1/15/2009         1,012,071
 $  1,000,000    Goldman Sachs Group, Inc.                                       6.600%           1/15/2012       $   993,874
    1,100,000    Household Finance Corporation                                   7.875             3/1/2007         1,178,164
    2,600,000    Mack-Cali Realty Corporation                                    7.000            3/15/2004         2,700,303
      500,000    Morgan Stanley Dean Witter & Company                            7.250             4/1/2032           499,676
      500,000    Morgan Stanley Dean Witter & Company                            5.800             4/1/2007           505,167
    1,150,000    ProLogis Trust                                                  7.100            4/15/2008         1,184,702
    3,000,000    Reckson Operating Partnership, L.P.                             7.400            3/15/2004         3,122,352
    2,000,000    Regency Centers, L.P.                                           7.125            7/15/2005         2,097,832
    2,000,000    Simon Property Group, L.P.                                      6.750             2/9/2004         2,056,732
    2,000,000    Simon Property Group, L.P.                                      6.375           11/15/2007         2,003,108
    1,000,000    Union Planters Corporation                                      7.750             3/1/2011         1,079,457
                                                Total Finance                                                      21,156,599
---------------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (8.7%)
    2,493,108    Federal Home Loan Mortgage Corporation Gold 15-Yr.
                 Pass Through                                                    6.500             7/1/2016         2,570,868
    1,474,139    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             1/1/2032         1,494,541
    2,315,730    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             8/1/2031         2,347,780
      931,414    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             2/1/2031           944,295
    1,134,817    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             2/1/2031         1,150,523
    1,132,652    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             1/1/2031         1,148,317
    3,179,509    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             9/1/2030         3,239,474
    3,219,850    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass
                 Through                                                         6.500             4/1/2030         3,280,577
    1,431,610    Federal National Mortgage Association 15 Yr. Pass Through       6.000            12/1/2016         1,451,495
      983,578    Federal National Mortgage Association 30 Yr. Pass Through       6.500             1/1/2032           996,325
    1,437,745    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.000            12/1/2016         1,457,715
    2,419,808    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             9/1/2031         2,451,169
    1,831,179    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             8/1/2031         1,854,911
    3,705,339    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             5/1/2031         3,753,360
      693,508    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             4/1/2029           705,922
                                                Total Pass Through Securities                                      28,847,272
---------------------------------------------------------------------------------------------------------------------------------------

Transportation (0.7%)
      300,000    American Airlines, Inc./2/                                      7.858            10/1/2011           318,313
    1,000,000    Delta Air Lines, Inc. Series 2001-1 Class A2                    7.111            9/18/2011         1,039,541
    1,000,000    Union Pacific Corporation                                       5.750           10/15/2007           999,461
                                                Total Transportation                                                2,357,315
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (1.3%)
 $    500,000    U.S. Treasury Bonds                                             7.250%           8/15/2022       $   590,078
    2,485,000    U.S. Treasury Bonds                                             7.250            5/15/2016         2,882,891
      900,000    U.S. Treasury Notes                                             3.500           11/15/2006           866,672
                                                Total U.S. Government Securities                                    4,339,641
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (3.4%)
    1,000,000    Arizona Public Service Company                                  6.375           10/15/2011           988,045
    1,000,000    Calpine Canada Energy Finance ULC                               8.500             5/1/2008           855,000
      500,000    Commonwealth Edison Company/2/                                  6.150            3/15/2012           499,201
    1,100,000    DTE Energy Company                                              7.050             6/1/2011         1,130,073
    1,000,000    El Paso Energy Corporation                                      6.750            5/15/2009           981,224
    1,000,000    Enterprise Products Operating, L.P.                             8.250            3/15/2005         1,082,342
    1,000,000    FirstEnergy Corporation                                         6.450           11/15/2011           944,729
    1,000,000    Indiana Michigan Power Company                                  6.125           12/15/2006         1,009,940
    1,800,000    Niagara Mohawk Power Corporation                                7.750            10/1/2008         1,961,476
    1,350,000    Northeast Generation Company                                    4.998           10/15/2005         1,336,365
      600,000    Williams Companies, Inc.                                        7.625            7/15/2019           570,509
                                                Total Utilities                                                    11,358,904
---------------------------------------------------------------------------------------------------------------------------------------

                                                Total Long-Term Fixed Income Investments
                                                (Amortized Cost Basis $114,679,180)                               114,813,733

    Principal
      Amount     Short-Term Investments (13.2%)                            Interest Rate/1/    Maturity Date     Market Value
=======================================================================================================================================
 $  5,880,000    Alabama Power Company                                           1.780%            5/7/2002       $ 5,878,255
    5,902,000    Alpine Securitization Corporation                               1.780            5/15/2002         5,897,915
    5,817,000    American Express Credit Corporation                             1.750             5/2/2002         5,816,717
    6,342,000    Countrywide Home Loans, Inc.                                    1.810            5/10/2002         6,339,130
    5,601,000    Eaglefunding Capital Corporation                                1.830            5/20/2002         5,595,590
   14,381,544    The AAL Money Market Fund                                        N/A                 N/A          14,381,544
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $43,909,151)                                 43,909,151

                                                Total Investments (99.4%)
                                                (Amortized Cost Basis $324,996,848)                               329,883,609

                                                Other Assets, Less Liabilities (0.6%)                               1,771,830

                                                Net Assets: (100.0%)                                             $331,655,439
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase.
/2/ 144A Securities

           See page 87 for a complete discussion of investment terms.
The accompanying notes to the financial statements are an integral part of this schedule.

                                                  STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2002                                          The AAL              The AAL           The AAL            The AAL            The AAL             The AAL
                                                            Technology           Aggressive         Small Cap          Small Cap          Small Cap            Mid Cap
                                                            Stock Fund           Growth Fund       Stock Fund        Index Fund II       Value Fund          Stock Fund
=======================================================================================================================================================================
Assets:
Investments in unaffiliated issuers at cost               $  55,504,065      $  49,178,252      $ 312,392,164       $  20,302,391       $ 24,493,928      $ 791,552,740
Investments in affiliated issuers at cost                     1,838,788                  -         15,020,366             334,475          1,251,559         15,202,171
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                      $  41,790,957      $  44,483,850      $ 388,490,817       $  23,631,585       $ 28,676,652      $ 893,311,438

Cash                                                               -                  -                  -                   -                  -                35,339
Unamortized organization & initial registration expenses           -                  -                  -                   -                  -                     -
Dividends and interest receivable                                 3,466             36,907            113,908               6,153              8,465            280,767
Prepaid expenses                                                 17,941             17,877             25,684              24,947             47,222             44,375
Receivable for investments sold                                 148,460          1,014,776          3,844,042                -               222,753          4,707,260
Receivable for trust shares sold                                108,997             53,742            395,172              25,280            134,631            395,116
Receivable for forward contracts                                   -             4,117,325               -                   -                  -                     -
    Total Assets                                          $  42,069,821      $  49,724,477      $ 392,869,623       $  23,687,965       $ 29,089,723      $ 898,774,295
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Cash overdraft liability                                           -                  -                  -                   -                  -                  -
Payable for forward contracts                                      -             4,106,094               -                   -                  -                     -
Payable for investments purchased                               109,476            533,354          8,778,993                -               983,093          3,150,772
Payable for trust shares redeemed                                 2,126              8,328            111,596                -                  -               208,169
Payable to affiliate                                             44,457             50,956            356,647              12,448             23,874            784,561
Accrued expenses                                                 49,147             47,929            178,147              38,080             14,747            281,679
    Total Liabilities                                     $     205,206      $   4,746,661      $   9,425,383       $      50,528       $  1,021,714      $   4,425,181
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Trust Capital (beneficial interest)                          81,324,149         76,412,511        326,869,180          20,674,224         25,020,382        917,149,799
Accumulated undistributed net investment income/(loss)           (3,407)           (52,452)           (13,788)             (2,670)               (92)           (22,812)
Accumulated undistributed net realized gain/(loss) on
investments                                                 (23,904,231)       (26,699,072)        (4,489,439)            (28,836)           116,554       (109,334,400)
Net unrealized appreciation/(depreciation) on:
  Investments                                               (15,551,896)        (4,694,402)        61,078,287           2,994,719          2,931,165         86,556,527
  Foreign currency contracts                                       -                11,231               -                   -                  -                     -
  Foreign currency related transactions                            -                  -                  -                   -                  -                     -
    Total Net Assets                                      $  41,864,615      $  44,977,816      $ 383,444,240       $  23,637,437       $ 28,068,009      $  94,349,114
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                               $  42,069,821      $  49,724,477      $ 392,869,623       $  23,687,965          $ 29,089,723      $ 898,774,295
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Class A share capital                                     $  31,362,732      $  34,907,977      $ 344,313,781       $  21,572,255       $ 22,262,158      $ 836,473,634
Shares of beneficial interest outstanding (Class A)           9,967,369          7,706,660         23,235,775           1,888,780          1,911,361         64,294,962
Net asset value per share                                 $       3.15       $       4.53       $      14.82        $      11.42        $      11.65      $       13.01
Maximum public offering price                             $       3.28       $       4.72       $      15.44        $      11.90        $      12.14      $       13.55

Class B share capital                                     $   2,602,475      $   3,396,014      $  33,797,795       $   2,065,182       $  2,292,316      $  33,089,655
Shares of beneficial interest outstanding (Class B)             841,472            765,090          2,400,463             183,459            197,724          2,711,654
Net asset value per share                                 $       3.09       $       4.44       $      14.08        $      11.26        $      11.59      $       12.20

Class I share capital                                     $   7,899,408      $   6,673,825      $   5,332,664       $        -          $  3,513,535      $  24,785,825
Shares of beneficial interest outstanding (Class I)           2,455,356          1,444,668            349,387                -               300,000          1,862,106
Net asset value per share                                 $       3.22       $       4.62       $      15.26        $        -          $      11.71      $       13.31

Statement of Assets and Liabilities, cont.

As of April 30, 2002                                         The AAL              The AAL           The AAL             The AAL            The AAL             The AAL
                                                             Mid Cap           International    Capital Growth       Large Company      Equity Income         Balanced
                                                          Index Fund II            Fund              Fund            Index Fund II          Fund                Fund
=======================================================================================================================================================================
Assets:
Investments in unaffiliated issuers at cost               $  29,557,139      $ 181,100,355      $2,329,866,531      $  38,657,013       $276,782,217      $ 310,615,304
Investments in affiliated issuers at cost                       249,997                  -         13,407,311             269,294         12,923,324         14,381,544
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                      $  31,855,437      $ 179,638,578      $3,578,644,670      $  32,595,019       $317,961,243      $ 329,883,609

Cash                                                               -                  -                  -                   -                  -                     -
Unamortized organization & initial registration expenses           -                  -                  -                   -                  -                13,913
Dividends and interest receivable                                16,872            610,830          1,573,162              24,065            334,907          1,758,727
Prepaid expenses                                                 25,650             19,640             44,896              11,746             25,512             24,133
Receivable for investments sold                                    -               661,235          1,129,233                -             5,577,328            301,665
Receivable for trust shares sold                                 36,398            189,760          1,063,328             160,476            100,322            404,507
Receivable for forward contracts                                   -             1,170,891               -                   -                  -                  -
    Total Assets                                          $  31,934,357      $ 182,290,934      $3,582,455,289      $  32,791,306       $323,999,312      $ 332,386,554
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Cash overdraft liability                                           -                  -                  -                   -                  -             36,137
Payable for forward contracts                                      -             1,171,796               -                   -                  -                  -
Payable for investments purchased                                  -               978,402               -                   -             9,282,827               -
Payable for trust shares redeemed                                 1,000             46,924          1,333,084               2,205            119,494            256,850
Payable to affiliate                                             16,994            161,323          2,768,461              17,872            216,617            261,126
Accrued expenses                                                 41,408            137,867            535,184              30,094             88,145            177,002
    Total Liabilities                                     $      59,402      $   2,496,312      $   4,636,729       $      50,171       $  9,707,083      $     731,115
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Trust Capital (beneficial interest)                          30,068,933        238,833,736      2,389,904,660          39,588,509        292,494,892        336,501,767
Accumulated undistributed net investment income/(loss)           (2,875)           593,093            410,302                (304)           170,634            584,104
Accumulated undistributed net realized gain/(loss) on
investments                                                    (239,404)       (58,175,087)       (47,867,230)           (515,782)        (6,628,999)       (10,317,193)
Net unrealized appreciation/(depreciation) on:
  Investments                                                 2,048,301         (1,461,777)     1,235,370,828          (6,331,288)        28,255,702          4,886,761
  Foreign currency contracts                                       -                  (905)              -                   -                  -                  -
  Foreign currency related transactions                            -                 5,562               -                   -                  -                  -
    Total Net Assets                                      $  31,874,955      $ 179,794,622      $3,577,818,560      $  32,741,135       $314,292,229      $ 331,655,439
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                               $  31,934,357      $ 182,290,934      $3,582,455,289      $  32,791,306       $323,999,312      $ 332,386,554
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Class A share capital                                     $  29,205,788      $ 166,500,874      $3,385,532,076      $  30,188,049       $292,745,225      $ 305,648,158
Shares of beneficial interest outstanding (Class A)           2,725,887         19,323,074        113,458,829           4,125,888         22,687,263         26,530,242
Net asset value per share                                 $      10.71       $       8.62       $      29.84        $       7.32        $      12.90      $       11.52
Maximum public offering price                             $      11.16       $       8.98       $      31.08        $       7.63        $      13.44      $       12.00

Class B share capital                                     $   2,669,167      $  10,283,745      $ 126,415,110       $   2,553,086       $ 12,416,686      $  22,267,203
Shares of beneficial interest outstanding (Class B)             253,372          1,209,469          4,408,846             354,612            964,407          1,941,587
Net asset value per share                                 $      10.53       $       8.50       $      28.67        $       7.20        $      12.87      $       11.47

Class I share capital                                     $        -         $   3,010,003      $  65,871,374       $        -          $  9,130,318      $   3,740,078
Shares of beneficial interest outstanding (Class I)                -               346,902          2,202,828                -               706,444            324,939
Net asset value per share                                 $        -         $       8.68       $      29.90        $        -          $      12.92      $       11.51

The accompanying notes to the financial statements are an integral part of this statement.

                                                        STATEMENT OF OPERATIONS

For the year ended April 30, 2002                              The AAL             The AAL             The AAL             The AAL            The AAL           The AAL
                                                             Technology          Aggressive           Small Cap           Small Cap          Small Cap          Mid Cap
                                                             Stock Fund          Growth Fund         Stock Fund         Index Fund II      Value Fund/2/       Stock Fund
=========================================================================================================================================================================

Investment Income
Dividends - unaffiliated issuers                          $      41,967      $     276,026      $   1,770,681       $     125,976       $     85,289      $   7,216,881
Dividends - affiliated issuers                                    8,423               -                55,955               1,038              3,659             62,534
Taxable interest                                                 48,714            126,161            376,446               3,579             14,459          1,094,508
Foreign dividend withholding                                       -                (9,712)              -                   -                  -                  -
     Total Investment Income                              $      99,104      $     392,475      $   2,203,082       $     130,593       $    103,407      $   8,373,923
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Expenses
Adviser fees                                                    308,209            112,929          2,230,091              43,882             77,084          5,695,996
Sub-Adviser fees                                                   -               248,443               -                   -                  -                  -
Administrative service and pricing fees                          35,139             35,162             56,224              36,350             26,648             64,160
Amortization of organizational costs & registration fees           -                  -                 1,300                -                  -                  -
Audit and legal fees                                             27,837             27,370             23,459              26,026             15,981             23,523
Custody fees                                                     12,985              8,796             19,736              14,920             12,994             39,428
Distribution expense Class A                                     74,635             87,022            726,323              39,843             18,520          2,010,728
Distribution expense Class B                                     25,703             31,161            329,584              16,156             11,609            336,736
Printing and postage expense Class A                             66,085             60,184            318,051               7,949              6,557            645,947
Printing and postage expense Class B                              2,968              7,530             78,277                -                   767             64,268
Printing and postage expense Class I                                  -                  -                139                -                    25                305
SEC and state registration expense                               80,811             80,256             80,356              53,703             30,187            142,592
Shareholder maintenance fees Class A                             57,615             60,245            209,477               8,125              8,095            433,153
Shareholder maintenance fees Class B                              7,105              7,932             37,574               1,060                855             40,367
Shareholder maintenance fees Class I                                 23                 30                 76                -                     3                100
Transfer agent fees Class A                                     155,688            164,534            586,764              22,990             21,798          1,176,176
Transfer agent fees Class B                                      19,450             21,382            104,127               3,070              2,272            127,519
Transfer agent fees Class I                                          73                 86                216                -                     8                285
Trustees fees and expenses                                        1,228              1,275              7,728                 918                129             38,462
Other expenses                                                    3,291              3,297              8,170               3,059              1,090              9,898
     Total Expenses Before Reimbursement                  $     878,845      $     957,634      $   4,817,672       $     278,051            234,622     $   10,849,643
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

     Less Reimbursement from Advisor & Directed
     Brokerage/1/                                               (16,701)              -               (41,246)               (193)           (4,072)            (76,216)
     Total Net Expenses                                   $     862,144      $     957,634      $   4,776,426       $     277,858       $    230,550      $   10,773,427
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income/(Loss)                              $    (763,040)     $    (565,159)     $  (2,573,344)      $    (147,265)      $  (127,143)      $  (2,399,504)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on investments                  (16,328,310)       (16,861,020)        (2,028,506)             54,320            238,063        (89,552,781)
Net realized gains/(losses) on foreign currency
  transactions                                                     -               (50,439)              -                   -                  -                  -
Change in net unrealized appreciation/depreciation on
  investments                                                (2,884,988)          (286,273)        40,510,604           2,890,453          2,931,165          3,341,387
Change in net unrealized appreciation/depreciation on
  foreign currency transactions                                    -                11,235               -                   -                  -                  -

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions             $ (19,213,298)     $ (17,186,497)     $  38,482,098       $   2,944,773       $  3,169,228      $  (86,211,394)

Net Increase/(Decrease) in Net Assets From
Operations                                             $ (19,976,338)     $ (17,751,656)     $  35,908,754       $   2,797,508       $  3,042,085      $  (88,610,898)

/1/ Directed brokerage totaling $163,635:  Technology  $14,293,  Small Cap Stock
$24,757, Small Cap Value $2,895, Mid Cap Stock $40,452,  Capital Growth $45,800,
Equity Income $16,602, and Balanced $18,836.

/2/ Since Fund inception, July 17, 2001.

Statement of Operations, cont

For the year ended April 30, 2002                             The AAL            The AAL             The AAL              The AAL             The AAL           The AAL
                                                              Mid Cap         International      Capital Growth       Large Company        Equity Income       Balanced
                                                           Index Fund II           Fund               Fund             Index Fund II           Fund              Fund
=======================================================================================================================================================================

Investment Income
Dividends - unaffiliated issuers                          $     242,557      $   3,156,504      $  38,334,012       $     358,147       $  6,021,020      $   1,840,085
Dividends - affiliated issuers                                    1,713               -                61,074               1,959             48,614             77,252
Taxable interest                                                  5,114            129,545          3,410,226               6,425            510,844          8,385,105
Foreign dividend withholding                                       -              (385,785)              -                   -                  -                  -
    Total Investment Income                               $     249,384      $   2,900,264      $  41,805,312       $     366,531       $  6,580,478      $  10,302,442
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Expenses
Adviser fees                                                     59,404            441,944         19,959,310              66,989          1,401,826          1,776,745
Sub-Adviser fees                                                   -               643,722               -                   -                  -                  -
Administrative service and pricing fees                          35,038             71,214             93,707              35,827             55,704             60,426
Amortization of organizational costs & registration fees           -                  -                  -                   -                  -                14,797
Audit and legal fees                                             25,119             23,471             21,659              25,857             19,663             22,399
Custody fees                                                     14,226            117,604            112,907              19,733             15,223             17,828
Distribution expense Class A                                     54,206            405,694          8,875,562              61,798            724,135            744,656
Distribution expense Class B                                     20,795            114,972          1,411,415              20,766            127,585            216,258
Printing and postage expense Class A                             18,526            246,076          1,594,627              16,442            204,260            109,212
Printing and postage expense Class B                              3,179              9,702            182,375               1,465              7,583             16,603
Printing and postage expense Class I                               -                    98                 61                -                   166                 58
SEC and state registration expense                               58,120             60,962            218,528              56,832             55,311             74,478
Shareholder maintenance fees Class A                             11,677            166,527          1,043,867              12,625            124,592             97,686
Shareholder maintenance fees Class B                              1,764             21,515            114,590               1,819             11,805             13,474
Shareholder maintenance fees Class I                               -                    62                202                -                    96                 49
Transfer agent fees Class A                                      33,144            455,015          2,794,864              34,819            334,203            277,848
Transfer agent fees Class B                                       4,976             59,259            306,838               5,109             32,756             36,826
Transfer agent fees Class I                                        -                    99                583                -                   276                150
Trustees fees and expenses                                          977              3,531            139,267                 961              8,501              7,840
Other expenses                                                    3,185              8,447             38,777               3,161              8,432              2,300
    Total Expenses Before Reimbursement                   $     344,336      $   2,849,914      $  36,909,139       $     364,203       $  3,132,117   $      3,489,633
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Less Reimbursement from Advisor & Directed
    Brokerage/1/                                                   (403)              -               (64,143)               (349)           (30,892)          (113,789)
    Total Net Expenses                                    $     343,933      $   2,849,914      $  36,844,996       $     363,854       $  3,101,225      $   3,375,844
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income/(Loss)                              $     (94,549)     $      50,350      $   4,960,316       $       2,677       $  3,479,253      $   6,926,598
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on investments                      (45,807)       (52,755,913)       (47,867,032)           (237,486)        (7,457,863)        (4,999,412)
Net realized gains/(losses) on foreign currency
  transactions                                                     -             1,383,340               -                   -                  -                  -
Change in net unrealized appreciation/depreciation on
  investments                                                 1,789,243         16,659,261       (538,389,854)         (3,709,331)       (30,154,758)       (18,580,294)
Change in net unrealized appreciation/depreciation on
  foreign currency transactions                                    -              (806,929)              -                   -                  -                  -

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions             $   1,743,436      $ (35,520,241)     $(586,256,886)      $  (3,946,817)      $ 37,612,621)     $ (23,579,706)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets From
Operations                                                $   1,648,887      $ (35,469,891)     $(581,296,570)      $  (3,944,140)      $(34,133,368)     $ (16,653,108)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

/1/ Directed brokerage totaling $163,635:  Technology  $14,293,  Small Cap Stock
$24,757, Small Cap Value $2,895, Mid Cap Stock $40,452,  Capital Growth $45,800,
Equity Income $16,602, and Balanced $18,836.

/2/ Since Fund inception, July 17, 2001.

                                                STATEMENT OF CHANGES IN NET ASSETS

For the years ended:
                                                                           The AAL                                 The AAL                                           The AAL
                                                                      Technology Stock                        Aggressive Growth                                   Small Cap Stock
                                                                            Fund                                    Fund                                               Fund
                                                                 4/30/2002      4/30/2001/1/            4/30/2002         4/30/2001/1/                  4/30/2002               4/30/2001
===========================================================================================================================================================================================

Operations
Net investment loss                                          $    (763,040)    $     (332,660)       $      (565,159)   $        (98,273)       $       (2,573,344)     $       (1,645,694)
Net realized gains/(losses) on investments                     (16,328,310)        (7,575,921)           (16,861,020)         (9,838,052)               (2,028,506)             26,933,113
Net realized gains/(losses) on foreign currency transactions          -                  -                   (50,439)               (587)                    -                       -
Change in net unrealized appreciation/depreciation on
investments                                                     (2,884,988)       (12,666,908)              (286,273)         (4,408,129)               40,510,604              (7,066,975)
Change in net unrealized appreciation/depreciation on
foreign currency transactions                                         -                  -                    11,235                  (4)                    -                       -
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
Operations                                                   $ (19,976,338)    $  (20,575,489)       $   (17,751,656)   $    (14,345,045)       $       35,908,754      $       18,220,444

Distributions to Shareholders
From net investment income Class A                                    -                  -                      -                   -                        -                       -
From net realized gains Class A                                       -                  -                      -                   -                  (1,536,149)             (33,641,108)
From net investment income Class B                                    -                  -                      -                   -                        -                       -
From net realized gains Class B                                       -                  -                      -                   -                    (190,002)              (4,224,429)
From net investment income Class I                                    -                  -                      -                   -                        -                       -
From net realized gains Class I                                       -                  -                      -                   -                     (21,190)                (224,964)
Total Distributions to Shareholders                          $        -        $         -           $          -       $           -                  (1,747,341)      $      (38,090,501)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                       30,065,011         66,150,292             22,321,237          63,907,764               82,548,493                85,474,850
Income dividends reinvested                                           -                  -                      -                   -                        -                       -
Capital gains distributions reinvested                                -                  -                      -                   -                   1,734,645                37,868,540
Redemption of trust shares                                      (7,931,597)        (5,867,264)            (6,103,454)         (3,051,030)             (28,586,141)              (26,848,160)
Net Increase in Trust Capital                                $  22,133,414     $   60,283,028        $    16,217,783    $     60,856,734        $      55,696,997       $        96,495,230
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        $   2,157,076     $   39,707,539        $    (1,533,873)   $     46,511,689        $      89,858,410       $        76,625,173
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                               $  39,707,539     $         -           $    46,511,689    $           -           $     293,585,830       $       216,960,657
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period                                     $  41,864,615     $   39,707,539        $    44,977,816    $     46,511,689        $     383,444,240       $       293,585,830
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Loss                $      (3,407)    $       (2,813)       $       (52,452)   $         (3,400)       $        (13,788)       $            (9,555)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
/1/ Since Fund inception, July 1, 2000.
/2/ Since Fund inception, July 17, 2001.

Statement of Changes in Net Assets, cont.

For the years ended:
                                                                          The AAL                                 The AAL                                      The AAL
                                                                       Small Cap Index                         Small Cap Value                               Mid Cap Stock
                                                                           Fund II                                  Fund                                         Fund
                                                                  4/30/2002     4/30/2002/1/                    4/30/2002/2/                          4/30/2001         4/30/2002
====================================================================================================================================================================================

Operations
Net investment loss                                          $    (147,265)    $     (104,527)                $    (127,143)                    $      (2,399,504)    $     (52,127)
Net realized gains/(losses) on investments                          54,320            270,925                       238,063                           (89,552,781)       63,818,530
Change in net unrealized appreciation/depreciation on
investments                                                      2,890,453            104,266                     2,931,165                             3,341,387        (5,568,973)
Net Increase/(Decrease) in Net Assets Resulting from
Operations                                                   $   2,797,508     $      270,664                 $   3,042,085                     $     (88,610,898)    $  58,197,430
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income Class A                                    -                  -                               -                                   -                -
From net realized gains Class A                                    (85,708)          (117,021)                           -                            (22,735,290)     (152,705,190)
From net investment income Class B                                    -                  -                               -                                   -                 -
From net realized gains Class B                                     (9,317)           (13,579)                           -                               (999,944)       (6,158,442)
From net investment income Class I                                    -                  -                               -                                   -                 -
From net realized gains Class I                                       -                  -                               -                               (630,263)       (3,841,679)
Total Distributions to Shareholders                          $     (95,025)    $     (130,600)                $          -                      $     (24,365,497)    $(162,705,311)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                        6,976,818         14,733,631                    25,478,155                           113,242,553       158,677,730
Income dividends reinvested                                           -                  -                               -                                   -                 -
Capital gains distributions reinvested                              94,445            129,925                            -                             24,175,893       161,433,993
Redemption of trust shares                                        (865,757)          (274,172)                     (452,231)                          (73,977,374)      (74,110,495)
Net Increase in Trust Capital                                $   6,205,506     $   14,589,384                 $  25,025,924                     $      63,441,072     $ 246,001,228
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        $   8,907,989     $   14,729,448                 $  28,068,009                     $     (49,535,323)    $ 141,493,347
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                               $  14,729,448     $         -                    $          -                      $     943,884,437     $ 802,391,090
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period                                     $  23,637,437     $   14,729,448                 $  28,068,009                     $     894,349,114     $ 943,884,437
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Loss                $      (2,670)    $       (2,813)                $         (92)                    $         (22,812)    $      (9,555)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

/1/ Since Fund inception, July 1, 2000.
/2/ Since Fund inception, July 17, 2001.

Statement of Changes in Net Assets, cont.

For the years ended:
                                                                          The AAL                                  The AAL                                      The AAL
                                                                        Mid Cap Index                           International                               Capital Growth
                                                                           Fund II                                  Fund                                         Fund
                                                                4/30/2002       4/30/2001/1/            4/30/2002           4/30/2001                   4/30/2002       4/30/2002
=====================================================================================================================================================================================

Operations
Net investment income/(loss)                                 $     (94,549)    $      (79,062)       $        50,350    $      4,647,649        $       4,960,316     $  21,373,310
Net realized gains/(losses) on investments                         (45,807)             3,838            (52,755,913)          1,135,206              (47,867,032)      269,545,668
Net realized gains on foreign currency transactions                   -                  -                 1,383,340           1,390,192                     -                 -
Change in net unrealized appreciation/depreciation
  on investments                                                 1,789,243            259,058             16,659,261         (64,858,066)            (538,389,854)     (473,115,429)
Change in net unrealized appreciation/depreciation on
  foreign currency transactions                                       -                  -                  (806,929)            839,644                     -                 -
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                              $   1,648,887     $      183,834        $   (35,469,891)   $    (56,845,375)       $    (581,296,570)    $(182,196,451)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income Class A                                    -                  -                (2,122,269)         (4,202,925)              (9,759,905)      (18,012,973)
From net realized gains Class A                                    (79,360)           (45,155)                  -             (4,636,855)              (9,531,232)     (227,564,440)
From net investment income Class B                                    -                  -                   (14,252)            (20,010)                    -                 -
From net realized gains Class B                                     (7,571)            (4,886)                  -               (336,695)                (393,007)       (8,906,346)
From net investment income Class I                                    -                  -                   (75,489)            (94,856)                (501,168)         (698,689)
From net realized gains Class I                                       -                  -                      -                (70,385)                (229,948)       (5,028,322)
Total Distributions to Shareholders                          $     (86,931)    $      (50,041)       $    (2,212,010)   $     (9,361,726)       $     (20,415,260)    $(260,210,770)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                       11,370,720         19,975,033             71,631,119          56,217,565              333,683,805       395,949,397
Income dividends reinvested                                           -                  -                 2,161,640           4,230,050               10,019,003        18,341,821
Capital gains distributions reinvested                              86,450             49,931                   -              4,981,199                9,979,252       237,699,929
Redemption of trust shares                                        (999,027)          (303,901)           (63,926,132)        (36,768,589)            (332,588,630)     (397,700,122)
Net Increase in Trust Capital                                $  10,458,143     $   19,721,063        $     9,866,627    $     28,660,225        $      21,093,430     $ 254,291,025
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        $  12,020,099     $   19,854,856        $   (27,815,274)   $    (37,546,876)       $    (580,618,400)    $(188,116,196)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                               $  19,854,856     $         -           $   207,609,896    $    245,156,772        $   4,158,436,960     $4,346,553,156
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period                                     $  31,874,955     $   19,854,856        $   179,794,622    $    207,609,896        $   3,577,818,560     $4,158,436,960
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment
Income/(Loss)                                                $      (2,875)    $       (2,813)       $      (593,093)   $      1,374,019        $         410,302     $    5,710,950
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

/1/ Since Fund inception, July 1, 2000.
/2/ Since Fund inception, July 17, 2001.

Statement of Changes in Net Assets, cont.

For the years ended:
                                                                           The AAL                                 The AAL                                      The AAL
                                                                     Large Company Index                           Equity                                      Balanced
                                                                           Fund II                                  Fund                                         Fund
                                                                  4/30/2002      4/30/2001/1/             4/30/2002        4/30/2001                    4/30/2002      4/30/2001/1/
=====================================================================================================================================================================================

Operations
Net investment income/(loss)                                 $       2,677     $      (37,845)       $     3,479,253    $      4,438,807        $       6,926,598     $   8,961,538
Net realized gains/(losses) on investments                        (237,486)          (274,039)            (7,457,863)         18,343,924               (4,999,412)        2,589,118
Change in net unrealized appreciation/depreciation
  on investments                                                (3,709,331)        (2,621,957)           (30,154,758)          1,492,471              (18,580,294)       (2,767,834)
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                              $  (3,944,140)    $   (2,933,841)       $   (34,133,368)   $     24,275,202        $     (16,653,108)    $   8,782,822
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income Class A                                    -                  -                (2,839,877)         (4,167,259)              (6,799,728)       (8,434,912
From net realized gains Class A                                       -                  -                (1,008,919)        (14,837,932)                    -                    -
From net investment income Class B                                    -                  -                    (9,608)            (55,632)                (299,747)         (417,867)
From net realized gains Class B                                       -                  -                   (44,655)           (644,264)                    -                    -
From net investment income Class I                                    -                  -                  (131,232)           (152,601)                 (95,774)         (108,279)
From net realized gains Class I                                       -                  -                   (31,809)           (422,088)                    -                 -
Total Distributions to Shareholders                          $        -        $         -           $    (4,066,100)   $    (20,279,776)       $      (7,195,249)    $  (8,961,058)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                       15,496,011         26,928,722             50,573,847          47,111,378               68,908,050        73,426,105
Income dividends reinvested                                           -                  -                 2,864,678           4,215,113                7,036,606         8,772,974
Capital gains distributions reinvested                                -                  -                 1,056,338          15,501,627                     -                 -
Redemption of trust shares                                      (1,675,273)        (1,130,344)           (29,955,913)        (38,262,053)             (36,616,796)      (43,144,905)
Net Increase in Trust Capital                                $  13,820,738     $   25,798,378        $    24,538,950    $     28,566,065        $      39,327,860     $  39,054,174
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        $   9,876,598     $   22,864,537        $   (13,660,518)   $     32,561,491        $      15,479,503     $  38,875,938
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                               $  22,864,537     $         -           $   327,952,747    $    295,391,256        $     316,175,936     $ 277,299,998
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period                                     $  32,741,135     $   22,864,537        $   314,292,229    $    327,952,747        $     331,655,439     $ 316,175,936
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment
Income/(Loss)                                                $        (304)    $       (2,813)       $       170,634    $         (9,555)       $         584,104     $     626,009
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

/1/ Since Fund inception, July 1, 2000.
/2/ Since Fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2002

(A) ORGANIZATION

The AAL Mutual Funds (“Funds” or “Trust”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust currently consists of thirteen equity Funds, six fixed-income Funds and one money market Fund. The Trust commenced operations on July 16, 1987.

The Trust offers three classes of shares. Class A shares have a front-end sales load of 4.00% and are subject to a 0.25% annual 12b-1 fee. On January 8, 1997, the Trust began offering Class B shares. Class B shares are offered at net asset value and a 1.00% annual 12b-1 and service fee. In addition, Class B shares have a contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. On December 29, 1997, the Trust began offering a third class of shares to institutional clients. Class I shares are offered at net asset value and have no annual 12b-1 fees or service fees.

The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund offer all three classes of shares. The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II, and The AAL Large Company Index Fund II offer class A and B shares only. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares. The other Funds of the Trust not included above are printed under separate annual reports. On July 17, 2001, The AAL Small Cap Value Fund commenced operations.

(B) SIGNIFICANT ACCOUNTING POLICIES

The Funds' principal accounting policies are:

Valuation of Investments - Securities traded on national securities exchanges are valued at last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates fair value. All other money market investments with a remaining maturity of 60 days or less are valued on an amortized cost basis. The AAL Aggressive Growth Fund and The AAL International Fund invest in foreign equity securities, whose values are subject to changes in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Funds’ Board of Trustees.

Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time the net asset value is calculated. For federal income tax purposes, The AAL Aggressive Growth Fund and The AAL International Fund treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts - In connection with purchases and sales of securities denominated in foreign currencies, The AAL Aggressive Growth Fund and The AAL International Fund may enter into forward currency contracts. Additionally, The AAL Aggressive Growth Fund and The AAL International Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, The AAL Aggressive Growth Fund and The AAL International Fund could be exposed to foreign currency fluctuations.

The Impact of Initial Public Offerings on Performance - The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, and The AAL Balanced Fund may invest in an initial public offering (“IPO”) of a security. On occasion the Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Fund with the opportunity to “flip” or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for the Fund. Investments in IPO’s may have a magnified performance impact on a Fund with a small asset base such as The AAL Technology Stock Fund, The AAL Aggressive Growth Fund and The AAL Small Cap Value Fund. A Fund may not experience similar performance as its assets grow.

Federal Income Taxes - Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was recorded. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Income and Expenses - The Funds are charged for those expenses that are directly attributed to each portfolio. Expenses that are not directly attributable to a portfolio are allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Class specific expenses, such as 12b-1 fees, transfer agent expenses, shareholder maintenance fees and printing and postage costs are charged to each fund class of shares directly. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Distributions to Shareholders - Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Technology Stock, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, and the AAL Large Company Index Fund II are declared and paid annually. Dividends from The AAL Equity Income Fund and The AAL Balanced Fund are declared and paid quarterly. Net realized gains from securities transactions, if any, are distributed at least annually.

Credit Risk - The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other - For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes amortization of premiums and discounts using the interest method. Realized gains and losses from investment transactions are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities. The cost incurred with the organization and initial registration of shares for The AAL Balanced Fund is being amortized over the period of benefit, but not to exceed 60 months from the Fund’s commencement of operations.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the “Guide”), was issued, and became effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, the Funds were required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had premium and discount amortization using the interest method been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Funds’ net asset values, but changed the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. This adjustment had an insignificant effect on the financial statements of The AAL Equity Income Fund and The AAL Balanced Fund as of May 1, 2001.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

(C) INVESTMENT ADVISORY MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, (“the Adviser”), under which each of the Funds pay a fee for investment advisory services. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                            $0 to       $50 to      $100 to     $200 to     $500M to   $1,000 to       Over
(M - Millions)                               $50M        $100M        $200M       $500M      $1,000M     $5,000M      $5,000M
=======================================================================================================================================
The AAL Technology Stock Fund                0.75%       0.75%        0.75%       0.75%       0.75%       0.75%       0.75%
The AAL Aggressive Growth Fund               0.80%       0.80%        0.75%       0.75%       0.70%       0.70%       0.70%
The AAL Small Cap Stock Fund                 0.70%       0.70%        0.70%       0.65%       0.65%       0.65%       0.65%
The AAL Small Cap Index Fund II              0.25%       0.25%        0.25%       0.25%       0.25%       0.25%       0.25%
The AAL Small Cap Value Fund                 0.70%       0.70%        0.70%       0.70%       0.70%       0.70%       0.70%
The AAL Mid Cap Stock Fund                   0.70%       0.70%        0.70%       0.65%       0.65%       0.60%       0.60%
The AAL Mid Cap Index Fund II                0.25%       0.25%        0.25%       0.25%       0.25%       0.25%       0.25%
The AAL International Fund                   0.65%       0.60%        0.60%       0.60%       0.60%       0.60%       0.60%
The AAL Capital Growth Fund                  0.65%       0.65%        0.65%       0.65%       0.575%      0.50%       0.45%
The AAL Large Company Index Fund II          0.25%       0.25%        0.25%       0.25%       0.25%       0.25%       0.25%
The AAL Equity Income Fund                   0.45%       0.45%        0.45%       0.45%       0.45%       0.45%       0.45%
The AAL Balanced Fund                        0.55%       0.55%        0.55%       0.55%       0.55%       0.55%       0.55%

The Adviser has entered into a sub-advisory agreement with Janus Capital Corporation for The AAL Aggressive Growth Fund. The sub-advisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.55% on the first $100 million of average daily net assets, 0.50% on the next $400 million of average daily net assets, and 0.45% on average daily net assets over $500 million.

The Adviser has entered into a sub-advisory agreement with Oechsle International Advisors, LLC for The AAL International Fund. The sub-advisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.40% on the first $50 million of average daily net assets and 0.35% on average daily net assets over $50 million.

The AAL Technology Stock Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index II Fund, The AAL Capital Growth Fund, The AAL Large Company Index Fund II, and The AAL Balanced Fund may invest cash in The AAL Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, the Funds are reimbursed for the amount of investment advisory fees paid to the Adviser through The AAL Money Market Fund.

As of September 1, 2000, the Adviser voluntarily has waived 0.05% of the current fee of 0.55% in The AAL Balanced Fund. For the year ended April 30, 2002 the waiver was $72,060. This waiver ended October 15, 2001.

The Adviser has directed certain of the Funds’ portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement to the extent that custodian fees and other expenses are not voluntarily reimbursed by the Adviser. For the year ended April 30, 2002, directed brokerage credits totaling $163,635 were used to reduce the following Funds’ expenses: $14,293 for The AAL Technology Stock Fund, $24,757 for The AAL Small Cap Stock Fund, $2,895 for The AAL Small Cap Value Fund, $40,452 for The AAL Mid Cap Stock Fund, $45,800 for The AAL Capital Growth Fund, $16,602 for The AAL Equity Income Fund, and $18,836 for The AAL Balanced Fund. These amounts have been included in custodian fees in the Statement of Operations, with the credit reflected as a reimbursement.

The Trust has entered into an Administrative Services Agreement with Aid Association for Lutherans (AAL) pursuant to which AAL provides certain administrative services. AAL earned the following fees from the respective Funds for the year ended April 30, 2002: $55,833 for The AAL International Fund, $55,000 each for The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund; $34,792 each for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, $33,333 each for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II and (since inception July 17, 2001) $26,458 for the AAL Small Cap Value Fund.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.60 per year per shareholder account.

The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On the Class A shares, a service fee of 0.25% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II. On the Class B Shares, a service fee of 0.25% of average net assets and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II. There is no 12b-1 distribution or service fee on Class I shares.

For the year ending April 30, 2002, AAL Capital Management received $20,823,590 in commissions from the sales and redemptions of the Trust’s Class A and B shares.

Each Trustee of the Funds who is not affiliated with AAL or the Adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Those Trustees not participating in the above plan received $36,125 in fees from the Trust for the year ended April 30, 2002. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings. AAL is the parent company for AAL Capital Management Corporation.

As of April 30, 2002, AALCaptial Management Corporation owns 55% of The AALSmall Cap Index Fund II Class B shares, 51% of The AAL Small Cap Value Fund Class B shares and 100% of The AAL Small Cap Value Fund Class I shares.

(D) SECURITY TRANSACTIONS

During the year ended April 30, 2002, purchases and sales of securities other than short-term obligations and U.S. Government obligations were as follows:

                                                Purchases               Sales
================================================================================
The AAL Technology Stock Fund                $  43,208,414          $ 22,136,560
The AAL Aggressive Growth Fund                  58,330,144            38,401,842
The AAL Small Cap Stock Fund                   234,334,071           185,557,212
The AAL Small Cap Index Fund II                  8,880,536             3,156,243
The AAL Small Cap Value Fund                    30,359,998             6,406,119
The AAL Mid Cap Stock Fund                     852,096,937           807,057,861
The AAL Mid Cap Index Fund II                   13,663,333             3,550,703
The AAL International Fund                     116,103,797           108,086,273
The AAL Capital Growth Fund                     98,259,485            96,787,779
The AAL Large Company Index Fund II             14,539,670               986,167
The AAL Equity Income Fund                     143,226,044            99,607,694
The AAL Balanced Fund                          195,683,355           171,523,597

For the year ended April 30, 2002, The AAL Balanced Fund  purchased  $48,783,246 and sold $46,656,158 in U.S. Government obligations.

For the year ended April 30, 2002,  The AAL Equity  Income Fund sold $603,594 in
U.S. Government Obligations.

(E) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of investments represent 5% or more of the outstanding voting securities of the issuer, and any other Funds. A summary of transactions in The AAL Money Market Fund during the year ended April 30, 2002 is as follows:

                                              Gross             Gross         Balance of                      Dividend Income
Funds invested in The                     Purchases and      Sales and        Shares Held         Value         May 1, 2001-
AAL Money Market Fund                        Additions        Reductions    April 30, 2002   April 30, 2002    April 30, 2002
=======================================================================================================================================
The AAL Technology Stock Fund                 8,139,516        6,300,728        1,838,788     $  1,838,788       $   8,423
The AAL Small Cap Stock Fund                 48,358,136       33,337,770       15,020,366       15,020,366          55,955
The AAL Small Cap Index Fund II               2,870,572        2,536,097          334,475          334,475           1,038
The AAL Small Cap Value Fund                  8,378,687        7,127,128        1,251,559        1,251,559           3,659
The AAL Mid Cap Stock Fund                   61,950,490       46,748,319       15,202,171       15,202,171          62,534
The AAL Mid Cap Index Fund II                 4,374,026        4,124,029          249,997          249,997           1,713
The AAL Capital Growth Fund                  32,939,821       19,532,510       13,407,311       13,407,311          61,074
The AAL Large Company Index Fund II           5,318,574        5,049,280          269,294          269,294           1,959
The AAL Equity Income Fund                   33,466,927       20,543,603       12,923,324       12,923,324          48,614
The AAL Balanced Fund                        43,457,037       29,075,493       14,381,544       14,381,544          77,252

(F) FEDERAL INCOME TAX INFORMATION

At April 30, 2002, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
                                                 Federal          Unrealized           Unrealized        Net Appreciation/
                                                 Tax Cost        Appreciation        (Depreciation)       (Depreciation)
=======================================================================================================================================
The AAL Technology Stock Fund             $    59,136,201     $            -       $    (17,345,244)     $   (17,345,244)
The AAL Aggressive Growth Fund                 51,871,353                  -             (7,387,503)          (7,387,503)
The AAL Small Cap Stock Fund                  330,710,977         75,663,193            (17,883,353)          57,779,840
The AAL Small Cap Index Fund II                20,800,438          5,230,491             (2,399,344)           2,831,147
The AAL Small Cap Value Fund                   25,834,581          3,525,921               (683,850)           2,842,071
The AAL Mid Cap Stock Fund                    821,845,145        131,718,215            (60,251,922)          71,466,293
The AAL Mid Cap Index Fund II                  29,930,978          5,517,756             (3,593,297)           1,924,459
The AAL International Fund                    181,871,010         16,580,792            (18,813,224)          (2,232,432)
The AAL Capital Growth Fund                 2,343,273,842      1,548,613,313           (313,242,485)       1,235,370,828
The AAL Large Company Index Fund II            39,255,884          2,234,831             (8,895,696)          (6,660,865)
The AAL Equity Income Fund                    289,454,778         48,258,245            (19,751,780)          28,506,465
The AAL Balanced Fund                         325,222,960         28,891,854            (24,231,205)           4,660,649

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

At April 30, 2002, undistributed ordinary income, long-term capital gains, and capital loss carryovers were as follows:

                                                Undistributed    Undistributed                Capital Loss Carryovers
                                                 Ordinary          Long-Term        Expiring         Expiring         Expiring
                                                  Income         Capital Gains        2008             2009             2010
=======================================================================================================================================
The AAL Technology Stock Fund                   $         -        $        -     $         -      $   570,441   $  13,587,499
The AAL Aggressive Growth Fund                            -                 -               -          109,811      17,413,042
The AAL Small Cap Stock Fund                              -                 -               -                -       1,190,992
The AAL Small Cap Index Fund II                           -           135,089               -                -               -
The AAL Small Cap Value Fund                        205,475               173               -                -               -
The AAL Mid Cap Stock Fund                                -                 -               -                -      39,148,652
The AAL Mid Cap Index Fund II                             -                 -               -                -               -
The AAL International Fund                          613,984                 -               -                -      26,873,863
The AAL Capital Growth Fund                         476,319                 -               -                -      11,876,352
The AAL Large Company Index Fund II                   2,779                 -               -                -          90,757
The AAL Equity Income Fund                          184,640                 -               -                -         916,607
The AAL Balanced Fund                               597,923                 -       2,358,701          806,026               -

To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryover.

The following Funds deferred, on a tax basis, the following post-October 2001 losses:

The AAL Technology Stock Fund              $   7,952,943
The AAL Aggressive Growth Fund                 6,520,872*
The AAL Mid Cap Stock Fund                    55,095,516
The AAL Mid Cap Index Fund II                    115,340
The AAL International Fund                    30,539,608
The AAL Capital Growth Fund                   35,990,680
The AAL Large Company Index Fund II               95,395
The AAL Equity Income Fund                     5,962,850
The AAL Balanced Fund                          6,926,354

----------------
* $37,754 of balance is related to post-October losses on foreign currency.

These amounts are deferred and deemed to have occurred in the next fiscal year.

The tax components of dividends paid during the year were as follows:
                                                                                             Long-Term
                  Fund                                               Ordinary Income        Capital Gains
=======================================================================================================================================
                  The AAL Small Cap Stock Fund                  $               -         $  1,747,341
                  The AAL Small Cap Index Fund II                          95,025                    -
                  The AAL Mid Cap Stock Fund                            3,095,515           21,269,982
                  The AAL Mid Cap Index Fund II                                 -               86,931
                  The AAL International Fund                            2,212,010                    -
                  The AAL Capital Growth Fund                          10,260,964           10,154,296
                  The AAL Equity Income Fund                            3,019,611            1,046,489
                  The AAL Balanced Fund                                 7,195,249                    -

For The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund, the percentage of ordinary income distributions which is eligible for the corporate dividends received deduction for the fiscal year ended April 30, 2002, was 100.0%,
99.8% and 24.8%, respectively (unaudited).

During the fiscal year ended April 30, 2002, The International Fund generated $3,156,504 of foreign source income and paid $385,785 of foreign taxes. The Fund elects to pass foreign taxes through to the Fund's shareholders for their 2002 tax returns. Updated data will be sent with the 2002 Forms 1099-DIV to enable shareholders to have information to claim either a foreign tax credit or to take a foreign tax deduction on their 2002 income tax returns (unaudited).

(G) TRUST TRANSACTIONS

Transactions in trust shares were as follows:

The AAL Technology Stock Fund Shares                 Class A                        Class B                     Class I
                                               Year          Period          Year          Period          Year        Period
                                               Ended          Ended          Ended          Ended          Ended        Ended
                                             4/30/2002    4/30/2001/1/     4/30/2002    4/30/2001/1/     4/30/2002  4/30/2001/1/
=======================================================================================================================================
Shares purchased                             5,622,191     6,065,257         371,811      531,161      1,577,812    2,077,126
Income dividends reinvested                       -             -               -            -              -            -
Capital gains reinvested                          -             -               -            -              -            -
Shares redeemed                             (1,067,454)     (652,625)        (43,463)     (18,037)      (914,431)    (285,151)
Net increase in trust shares                 4,554,737     5,412,632         328,348      513,124        663,381    1,791,975
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Aggressive Growth Fund Shares              Class A                         Class B                     Class I
                                               Year          Period          Year          Period          Year        Period
                                               Ended          Ended          Ended          Ended          Ended        Ended
                                             4/30/2002    4/30/2001/1/     4/30/2002    4/30/2001/1/     4/30/2002  4/30/2001/1/
=======================================================================================================================================
Shares purchased                             3,295,989     5,546,856         337,025      465,607        517,866    1,340,671
Income dividends reinvested                       -             -               -            -              -            -
Capital gains reinvested                          -             -               -            -              -            -
Shares redeemed                               (853,886)     (282,299)        (28,575)      (8,967)      (282,978)    (130,891)
Net increase in trust shares                 2,442,103     5,264,557         308,450      456,640        234,888    1,209,780
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Small Cap Stock Fund Shares                 Class A                        Class B                     Class I
                                                   Year Ended                    Year Ended                  Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
=======================================================================================================================================
Shares purchased                             5,374,004     4,991,796         427,818      450,131        139,975      527,463
Income dividends reinvested                       -             -               -            -              -            -
Capital gains reinvested                       108,035     2,665,146          13,885      349,447          1,298       17,191
Shares redeemed                             (1,552,015)   (1,457,030)       (464,258)    (106,774)       (71,943)    (333,110)
Net increase (decrease) in trust shares      3,930,024     6,199,912         (22,555)     692,804         69,330      211,544
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Small Cap Index Fund II Shares             Class A                         Class B
                                               Year          Period          Year          Period
                                               Ended          Ended          Ended          Ended
                                             4/30/2002    4/30/2001/1/     4/30/2002    4/30/2001/1/
=======================================================================================================================================
Shares purchased                               638,052     1,334,945          42,323      148,135
Income dividends reinvested                       -             -               -              -
Capital gains reinvested                         8,115        12,224             896        1,431
Shares redeemed                                (79,933)      (24,623)         (6,054)      (3,272)
Net increase in trust shares                   566,234     1,322,546          37,165      146,294
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Small Cap Value Fund Shares         Class A                         Class B                       Class I
                                           Period Ended                  Period Ended                   PeriodEnded
                                           4/30/2002/2/                  4/30/2002/2/                  4/30/2002/2/
=======================================================================================================================================
Shares purchased                             1,947,805                       204,815                     300,000
Income dividends reinvested                       -                             -                              -
Capital gains reinvested                          -                             -                              -
Shares redeemed                                (36,444)                       (7,091)                          -
Net increase in trust shares                 1,911,361                       197,724                     300,000
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Mid Cap Stock Fund Shares                   Class A                        Class B                     Class I
                                                   Year Ended                    Year Ended                  Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
=======================================================================================================================================
Shares purchased                             7,676,598     8,219,536         527,877      615,775        593,535      821,461
Income dividends reinvested                       -             -               -            -              -            -
Capital gains reinvested                     1,577,330    10,369,004          73,547      440,872         41,674      248,401
Shares redeemed                             (4,916,853)   (3,993,371)       (492,089)    (115,426)      (395,287)    (425,724)
Net increase in trust shares                 4,337,075    14,595,169         109,335      941,221        239,922      644,138
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Mid Cap Index Fund II Shares                Class A                          Class B
                                               Year          Period          Year          Period
                                               Ended          Ended          Ended          Ended
                                             4/30/2002    4/30/2001/1/     4/30/2002    4/30/2001/1/
=======================================================================================================================================
Shares purchased                             1,046,255     1,788,087          85,213      177,209
Income dividends reinvested                       -             -               -              -
Capital gains reinvested                         7,691         4,517             747          489
Shares redeemed                                (91,076)      (29,587)         (9,550)        (736)
Net increase in trust shares                   962,870     1,763,017          76,410      176,962
---------------------------------------------------------------------------------------------------------------------------------------

The AAL International Fund Shares                   Class A                        Class B                     Class I
                                                   Year Ended                    Year Ended                  Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
=======================================================================================================================================
Shares purchased                             7,369,433     4,004,523         192,464      271,661        868,138      116,691
Income dividends reinvested                    247,993       359,104           1,698        1,742          5,222        3,528
Capital gains reinvested                            (5)      392,135            -          29,505           -           3,158
Shares redeemed                             (6,349,897)   (2,826,643)       (302,809)    (120,892)      (838,957)     (11,625)
Net increase (decrease) in trust shares      1,267,524     1,929,119        (108,647)     182,016         34,403      111,752
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Capital Growth Fund Shares                  Class A                        Class B                     Class I
                                                   Year Ended                    Year Ended                  Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
=======================================================================================================================================
Shares purchased                             9,375,678     8,926,293         626,119      656,849        642,047    1,024,670
Income dividends reinvested                    294,457       467,676            -              (1)        11,855       13,984
Capital gains reinvested                       284,081     6,243,452          12,173      253,624          4,980      104,163
Shares redeemed                             (8,862,223)   (9,692,387)       (799,780)    (281,224)    (1,088,736)    (647,959)
Net increase (decrease) in trust shares      1,091,993     5,945,034        (161,488)     629,248       (429,854)     494,858
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Large Company Index Fund II Shares         Class A                         Class B
                                               Year          Period          Year          Period
                                               Ended          Ended          Ended          Ended
                                             4/30/2002    4/30/2001/1/     4/30/2002    4/30/2001/1/
=======================================================================================================================================
Shares purchased                             1,854,144     2,609,251         148,663      214,948
Income dividends reinvested                       -             -               -               -
Capital gains reinvested                          -             -               -               -
Shares redeemed                               (209,860)     (127,647)         (8,029)        (970)
Net increase in trust shares                 1,644,284     2,481,604         140,634      213,978
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Equity Income Fund Shares                   Class A                         Class B                    Class I
                                                   Year Ended                    Year Ended                  Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
=======================================================================================================================================
Shares purchased                             3,482,405     2,762,539         157,466      132,770        184,294      350,752
Income dividends reinvested                    211,582       280,174             778        3,853          8,669        9,914
Capital gains reinvested                        71,347     1,017,275           3,204       44,897          1,997       28,707
Shares redeemed                             (2,021,748)   (2,391,805)       (117,920)     (70,172)      (140,719)    (164,043)
Net increase in trust shares                 1,743,586     1,668,183          43,528      111,348         54,241      225,330
---------------------------------------------------------------------------------------------------------------------------------------

The AAL Balanced Fund Shares                        Class A                        Class B                     Class I
                                                   Year Ended                    Year Ended                  Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
=======================================================================================================================================
Shares purchased                             5,305,498     5,480,570         375,840      351,065        116,958       54,078
Income dividends reinvested                    564,346       662,762          25,317       33,312          7,884        8,505
Capital gains reinvested                          -             -               -            -              -            -
Shares redeemed                             (2,856,434)   (3,270,182)       (165,903)    (152,412)       (71,162)     (33,394)
Net increase in trust shares                 3,013,410     2,873,150         235,254      231,965         53,680       29,189
---------------------------------------------------------------------------------------------------------------------------------------

/1/ Since inception of the Fund 7/1/00
/2/ Since inception of the Fund 7/17/01

(H)  Forward Currency Contracts

As of April 30, 2002 The AAL Aggressive Growth Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized appreciation of $11,231:
                                                                                                                  Unrealized
                                                                         Contract          Market Value          Appreciation/
Purchased                  Expiration Date           Quantity             Amount         At End of Period       (Depreciation)
=======================================================================================================================================
EURO                           5/10/2002             1,020,000        $    894,200        $    918,836           $  24,636
EURO                           5/24/2002               650,000             572,046             585,164              13,118
EURO                           6/21/2002                80,000              70,138              71,942               1,804
Japanese Yen                   5/24/2002             4,700,000              35,565              36,644               1,079
                                                                                                                  --------
                                                                                                                    40,637

                                                                                                                  Unrealized
                                                                         Contract          Market Value          Appreciation/
Sold                       Expiration Date           Quantity             Amount         At End of Period       (Depreciation)
=======================================================================================================================================
EURO                           5/10/2002            (1,435,000)        $(1,289,893)        $(1,292,676)          $  (2,783)
EURO                           5/24/2002              (835,000)           (736,545)           (751,710)            (15,165)
EURO                           6/21/2002              (265,000)           (228,302)           (238,310)            (10,008)
EURO                          10/25/2002              (240,000)           (212,040)           (214,804)             (2,764)
Japanese Yen                   5/24/2002            (4,700,000)            (37,958)            (36,644)              1,314

                                                                                                                   --------
                                                                                                                   (29,406)
                                                                                                                   --------
                                                                                                 TOTAL           $  11,231
                                                                                                                   ========

As of April 30, 2002 The AAL International Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $905:
                                                                                                                  Unrealized
                                                                         Contract          Market Value          Appreciation/
Purchased                  Expiration Date           Quantity             Amount         At End of Period       (Depreciation)
=======================================================================================================================================
Japanese Yen                    5/1/2002             7,129,112       $      55,484       $      55,523           $      39
Japanese Yen                    5/2/2002            35,693,748             277,989             277,989                   0
Japanese Yen                    5/7/2002            20,221,988             157,791             157,492                (299)
Singapore Dollar                5/2/2002               116,278              64,470              64,182                (288)
Singapore Dollar                5/3/2002                86,061              47,650              47,503                (147)
Singapore Dollar                5/6/2002               116,766              64,497              64,451                 (46)

                                                                                                                   --------
                                                                                                                      (741)

                                                                                                                  Unrealized
                                                                         Contract          Market Value          Appreciation/
Sold                       Expiration Date           Quantity             Amount         At End of Period       (Depreciation)
=======================================================================================================================================
Japanese Yen                    5/1/2002           (30,001,681)       $   (233,494)       $   (233,658)          $    (164)
Japanese Yen                    5/2/2002           (34,701,137)           (270,258)           (270,258)                  0
                                                                                                                   --------
                                                                                                                      (164)
                                                                                                                   --------
                                                                                                 TOTAL           $    (905)
                                                                                                                   ========

A NOTE ON FORWARD-LOOKING STATEMENTS (UNAUDITED)

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager’s predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

GLOSSARY OF INVESTMENT TERMS (UNAUDITED)

* Non income-producing security - A non income-producing security is a security which has not paid a dividend or interest payment in the past calendar year.

/2/ 144A security - A 144A security is a security that has not been registered with the SEC. Because it is not registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 144A classification and is no longer restricted. 144A securities are for institutional or accredited investors, such as mutual funds.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of The AAL Mutual Funds (the Trust) was held on February 12, 2002, for shareholders of The AALAggressive Growth Fund. The meeting was held to consider and approve the new investment sub-advisory agreement among the Trust, on behalf of The AAL Aggressive Growth Fund, AAL Capital Management Corporation and Janus Capital Management LLC.

Holders of the following number of shares of The AAL Aggressive Growth Fund entitled to vote were present in person or by proxy at the Meeting:

                                    In Person                               0
                                    By Proxy                    4,472,824.243
---------------------------------------------------------------------------------------------------------------------------------------
                                    Total                       4,472,824.243

Votes were cast as follows approving the matter submitted to the shareholders:

Proposal to approve the Sub-Advisory Agreement with Janus Capital Management LLC

                                      Votes For             Votes Against             Votes Abstaining
===============================================================================================================
              In Person                     0                      0                           0
              By Proxy              4,258,240.103            111,185.729                 103,398.411
---------------------------------------------------------------------------------------------------------------------------------------
              Total                 4,258,240.103            111,185.729                 103,398.411

FINANCIAL HIGHLIGHTS Per Share Information

The AAL Technology Stock Fund
                                                                Year Ended    Period Ended
CLASS A SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      5.13   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.06)       (0.05)
Net realized and unrealized loss on investments                     (1.92)       (4.82)
Total from Investment Operations                                    (1.98)       (4.87)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                     -            -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (1.98)       (4.87)
Net asset value: End of Period                                $      3.15   $     5.13
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (38.60)%     (48.70)%
Net assets, end of period (in millions)                       $     31.4    $    27.8
Ratio of expenses to average net assets (a)                          2.29%        2.40%
Ratio of net investment loss to average net assets (a)              (2.05)%      (1.70)%
Portfolio turnover rate                                             56.91%       44.23%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.33%        2.40%
Ratio of net investment loss to average net assets (a)              (2.09)%      (1.71)%

                                                                Year Ended    Period Ended
CLASS B SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      5.10   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.09)       (0.09)
Net realized and unrealized loss on investments                     (1.92)       (4.81)
Total from Investment Operations                                    (2.01)       (4.90)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                     -            -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (2.01)       (4.90)
Net asset value: End of Period                                $      3.09   $     5.10
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (39.41)%     (49.00)%
Net assets, end of period (in millions)                       $      2.6    $     2.6
Ratio of expenses to average net assets (a)                          3.25%        3.40%
Ratio of net investment loss to average net assets (a)              (3.01)%      (2.68)%
Portfolio turnover rate                                             56.91%       44.23%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          3.29%        3.41%
Ratio of net investment loss to average net assets (a)            (3.05)%        (2.69)%

                                                                Year Ended    Period Ended
CLASS I SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      5.19   $    10.00

Income from Investment Operations
Net investment income                                               (0.03)       (0.02)
Net realized and unrealized loss on investments                     (1.94)       (4.79)
Total from Investment Operations                                    (1.97)       (4.81)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                     -            -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (1.97)       (4.81)
Net asset value: End of Period                                $      3.22   $     5.19
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (37.96)%     (48.10)%
Net assets, end of period (in millions)                       $      7.9    $     9.3
Ratio of expenses to average net assets (a)                          1.10%        1.32%
Ratio of net investment loss to average net assets (a)              (0.86)%      (0.59)%
Portfolio turnover rate                                             56.91%       44.23%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.14%        1.33%
Ratio of net investment loss to average net assets (a)              (0.90)%      (0.60)%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, July 1, 2000.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Aggressive Growth Fund
                                                                Year Ended    Period Ended
CLASS A SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      6.70   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.06)       (0.02)
Net realized and unrealized loss on investments                     (2.11)       (3.28)
Total from Investment Operations                                    (2.17)       (3.30)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                     -            -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (2.17)       (3.30)
Net asset value: End of Period                                $      4.53   $     6.70
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (32.39)%     (33.00)%
Net assets, end of period (in millions)                       $     34.9    $    35.3
Ratio of expenses to average net assets (a)                          2.21%        2.12%
Ratio of net investment loss to average net assets (a)              (1.34)%      (0.51)%
Portfolio turnover rate                                             93.81%       69.62%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.21%        2.12%
Ratio of net investment loss to average net assets (a)              (1.34)%      (0.51)%

                                                                Year Ended    Period Ended
CLASS B SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      6.65   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.10)       (0.06)
Net realized and unrealized loss on investments                     (2.11)       (3.29)
Total from Investment Operations                                    (2.21)       (3.35)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                     -            -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (2.21)       (3.35)
Net asset value: End of Period                                $      4.44   $     6.65
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (33.23)%     (33.50)%
Net assets, end of period (in millions)                       $      3.4    $     3.0
Ratio of expenses to average net assets (a)                          3.33%        3.32%
Ratio of net investment loss to average net assets (a)              (2.46)%      (1.62)%
Portfolio turnover rate                                             93.81%       69.62%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          3.33%        3.32%
Ratio of net investment loss to average net assets (a)              (2.46)%      (1.62)%

                                                                Year Ended    Period Ended
CLASS I SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      6.77   $    10.00

Income from Investment Operations
Net investment income (loss)                                        (0.01)        0.03
Net realized and unrealized loss on investments                     (2.14)       (3.26)
Total from Investment Operations                                    (2.15)       (3.23)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                     -            -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (2.15)       (3.23)
Net asset value: End of Period                                $      4.62   $     6.77
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (31.76)%     (32.30)%
Net assets, end of period (in millions)                       $      6.7    $     8.2
Ratio of expenses to average net assets (a)                          1.15%        1.17%
Ratio of net investment income (loss) to average net assets (a)     (0.28)%       0.60%
Portfolio turnover rate                                             93.81%       69.62%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.15%        1.17%
Ratio of net investment income (loss) to average net assets (a)     (0.28)%       0.60%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, July 1, 2000.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund
                                                                                      Year Ended April 30,
CLASS A SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     13.39   $    14.60   $    10.89   $    13.84   $     9.84

Income from Investment Operations
Net investment loss                                                 (0.09)       (0.06)       (0.08)       (0.12)       (0.10)
Net realized and unrealized gain (loss) on investments               1.60         1.05         3.79        (2.51)        4.73
Total from Investment Operations                                     1.51         0.99         3.71        (2.63)        4.63
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -            -            -            -
Net realized capital gains                                          (0.08)       (2.20)           -        (0.32)       (0.63)
Total Distributions                                                 (0.08)       (2.20)           -        (0.32)       (0.63)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                           1.43        (1.21)        3.71        (2.95)        4.00
Net asset value: End of Period                                $     14.82   $    13.39   $    14.60  $     10.89   $    13.84
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    11.29%        7.77%       34.07%      (18.97)%      47.97%
Net assets, end of period (in millions)                       $    344.3    $   258.6    $   191.3    $   116.0    $   120.3
Ratio of expenses to average net assets (a)                          1.36%        1.40%        1.53%        1.82%        1.71%
Ratio of net investment loss to average net assets (a)              (0.69)%      (0.54)%      (0.72)%      (1.15)%      (1.05)%
Portfolio turnover rate                                             59.24%      122.93%      147.01%      112.96%      105.60%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.37%        1.41%        1.65%        1.82%        1.71%
Ratio of net investment loss to average net assets (a)              (0.70)%      (0.54)%      (0.85)%      (1.15)%      (1.05)%

                                                                                      Year Ended April 30,
CLASS B SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     12.86   $    14.24   $    10.74   $    13.73   $     9.81

Income from Investment Operations
Net investment loss                                                 (0.24)       (0.18)       (0.19)       (0.22)       (0.16)
Net realized and unrealized gain (loss) on investments               1.54         1.00         3.69        (2.50)        4.67
Total from Investment Operations                                     1.30         0.82         3.50        (2.72)        4.51
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -            -            -            -
Net realized capital gains                                          (0.08)       (2.20)           -        (0.27)       (0.59)
Total Distributions                                                 (0.08)       (2.20)           -        (0.27)       (0.59)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                           1.22        (1.38)        3.50        (2.99)        3.92
Net asset value: End of Period                                $     14.08   $    12.86   $    14.24  $     10.74   $    13.73
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    10.11%        6.72%       32.71%      (19.85)%      46.86%
Net assets, end of period (in millions)                       $     33.8    $    31.2    $    24.6    $    15.8    $    14.4
Ratio of expenses to average net assets (a)                          2.39%        2.39%        2.56%        2.89%        2.60%
Ratio of net investment loss to average net assets (a)              (1.72)%      (1.52)%      (1.76)%      (2.22)%      (1.94)%
Portfolio turnover rate                                             59.24%      122.93%      147.01%      112.96%      105.60%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.41%        2.40%        2.68%        2.89%        2.60%
Ratio of net investment loss to average net assets (a)              (1.74)%      (1.53)%      (1.88)%      (2.22)%      (1.94)%

                                                                                      Year Ended April 30,          Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999      1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     13.71   $    14.80   $    10.95   $    13.87   $    12.45

Income from Investment Operations
Net investment income (loss)                                        (0.01)        0.01         0.01        (0.04)       (0.01)
Net realized and unrealized gain (loss) on investments               1.64         1.10         3.84        (2.52)        1.43
Total from Investment Operations                                     1.63         1.11         3.85        (2.56)        1.42
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -            -            -            -
Net realized capital gains                                          (0.08)       (2.20)           -        (0.36)           -
Total Distributions                                                 (0.08)       (2.20)           -        (0.36)           -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                           1.55        (1.09)        3.85        (2.92)        1.42
Net asset value: End of Period                                $     15.26   $    13.71   $    14.80  $     10.95   $    13.87
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    11.90%        8.53%       35.16%      (18.41)%      11.41%
Net assets, end of period (in millions)                       $      5.3    $     3.8    $     1.0    $     0.8    $     0.4
Ratio of expenses to average net assets (a)                          0.74%        0.78%        0.72%        1.08%        1.19%
Ratio of net investment income (loss) to average net assets (a)     (0.07)%       0.11%        0.08%       (0.40)%      (0.39)%
Portfolio turnover rate                                             59.24%      122.93%      147.01%      112.96%      105.60%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.75%        0.78%        0.84%        1.08%        1.19%
Ratio of net investment income (loss) to average net assets (a)     (0.08)%       0.10%       (0.04)%      (0.40)%      (0.39)%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Index Fund II
                                                                Year Ended    Period Ended
CLASS A SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $     10.03   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.07)       (0.07)
Net realized and unrealized gain on investments                      1.52         0.21
Total from Investment Operations                                     1.45         0.14
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                          (0.06)       (0.11)
Total Distributions                                                 (0.06)       (0.11)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase in net asset value                                      1.39         0.03
Net asset value: End of Period                                $     11.42   $    10.03
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    14.53%        1.43%
Net assets, end of period (in millions)                       $     21.6    $    13.3
Ratio of expenses to average net assets (a)                          1.51%        1.86%
Ratio of net investment loss to average net assets (a)              (0.77)%      (1.03)%
Portfolio turnover rate                                             17.96%       35.94%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.51%        1.86%
Ratio of net investment loss to average net assets (a)              (0.77)%      (1.03)%

                                                                Year Ended    Period Ended
CLASS B SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      9.97   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.14)       (0.13)
Net realized and unrealized gain on investments                      1.49         0.21
Total from Investment Operations                                     1.35         0.08
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                          (0.06)       (0.11)
Total Distributions                                                 (0.06)       (0.11)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                           1.28        (0.03)
Net asset value: End of Period                                $     11.26   $     9.97
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    13.62%        0.73%
Net assets, end of period (in millions)                       $      2.1    $     1.5
Ratio of expenses to average net assets (a)                          2.27%        2.67%
Ratio of net investment loss to average net assets (a)              (1.53)%      (1.84)%
Portfolio turnover rate                                             17.96%       35.94%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.27%        2.67%
Ratio of net investment loss to average net assets (a)              (1.53)%      (1.84)%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since Fund inception, July 1, 2000

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Value Fund
                                                               Period Ended
CLASS A SHARES                                                 4/30/2002 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $     10.00

Income from Investment Operations
Net investment loss                                                 (0.05)
Net realized and unrealized gain on investments                      1.70
Total from Investment Operations                                     1.65
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -
Net realized capital gains                                              -
Total Distributions                                                     -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase in net asset value                                      1.65
Net asset value: End of Period                                $     11.65
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    16.50%
Net assets, end of period (in millions)                       $     22.3
Ratio of expenses to average net assets (a)                          2.12%
Ratio of net investment loss to average net assets (a)              (1.19)%
Portfolio turnover rate                                             50.31%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.16%
Ratio of net investment loss to average net assets (a)              (1.23)%

                                                               Period Ended
CLASS B SHARES                                                 4/30/2002 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $     10.00

Income from Investment Operations
Net investment loss                                                 (0.11)
Net realized and unrealized gain on investments                      1.70
Total from Investment Operations                                     1.59
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -
Net realized capital gains                                              -
Total Distributions                                                     -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase in net asset value                                      1.59
Net asset value: End of Period                                $     11.59
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    15.90%
Net assets, end of period (in millions)                       $      2.3
Ratio of expenses to average net assets (a)                          2.86%
Ratio of net investment loss to average net assets (a)              (1.93)%
Portfolio turnover rate                                             50.31%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.90%
Ratio of net investment loss to average net assets (a)              (1.97)%

                                                               Period Ended
CLASS I SHARES                                                 4/30/2002 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $     10.00

Income from Investment Operations
Net investment loss                                                 (0.05)
Net realized and unrealized gain on investments                      1.76
Total from Investment Operations                                     1.71
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -
Net realized capital gains                                              -
Total Distributions                                                     -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase in net asset value                                      1.71
Net asset value: End of Period                                $     11.71
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    17.10%
Net assets, end of period (in millions)                       $      3.5
Ratio of expenses to average net assets (a)                          1.59%
Ratio of net investment loss to average net assets (a)              (0.66)%
Portfolio turnover rate                                             50.31%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.63%
Ratio of net investment loss to average net assets (a)              (0.70)%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, July 17, 2001.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Stock Fund
                                                                                      Year Ended April 30,
CLASS A SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     14.73   $    16.73   $    13.89   $    15.93   $    12.71

Income from Investment Operations
Net investment income (loss)                                        (0.03)        0.00        (0.00)       (0.04)       (0.04)
Net realized and unrealized gain (loss) on investments              (1.31)        1.19         3.67        (1.25)        4.75
Total from Investment Operations                                    (1.34)        1.19         3.67        (1.29)        4.71
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -            -            -            -
Net realized capital gains                                          (0.38)       (3.19)       (0.83)       (0.75)       (1.49)
Total Distributions                                                 (0.38)       (3.19)       (0.83)       (0.75)       (1.49)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.72)       (2.00)        2.84        (2.04)        3.22
Net asset value: End of Period                                $     13.01   $    14.73   $    16.73  $     13.89   $    15.93
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (9.36)%       7.26%       27.29%       (7.62)%      38.73%
Net assets, end of period (in millions)                       $    836.5    $   883.2    $   759.0    $   584.9    $   671.5
Ratio of expenses to average net assets (a)                          1.22%        1.16%        1.14%        1.37%        1.30%
Ratio of net investment income (loss) to average net assets (a)     (0.25)%       0.02%       (0.02)%      (0.28)%      (0.27)%
Portfolio turnover rate                                             97.28%      144.33%      142.26%      125.94%      104.73%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.23%        1.17%        1.24%        1.37%        1.30%
Ratio of net investment income (loss) to average net assets (a)     (0.26)%       0.01%       (0.12)%      (0.28)%      (0.27)%

                                                                                      Year Ended April 30,
CLASS B SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     14.00   $    16.20   $    13.64   $    15.78   $    12.69

Income from Investment Operations
Net investment loss                                                 (0.17)       (0.12)       (0.17)       (0.17)       (0.12)
Net realized and unrealized gain (loss) on investments              (1.25)        1.11         3.56        (1.27)        4.65
Total from Investment Operations                                    (1.42)        0.99         3.39        (1.44)        4.53
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -            -            -            -
Net realized capital gains                                          (0.38)       (3.19)       (0.83)       (0.70)       (1.44)
Total Distributions                                                 (0.38)       (3.19)       (0.83)       (0.70)       (1.44)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.80)       (2.20)        2.56        (2.14)        3.09
Net asset value: End of Period                                $     12.20   $    14.00   $    16.20  $     13.64   $    15.78
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (10.44)%       6.18%       25.71%       (8.70)%      37.41%
Net assets, end of period (in millions)                       $     33.1    $    36.4    $    26.9    $    17.0    $    13.6
Ratio of expenses to average net assets (a)                          2.38%        2.19%        2.46%        2.56%        2.33%
Ratio of net investment loss to average net assets (a)              (1.41)%      (1.01)%      (1.33)%      (1.46)%      (1.30)%
Portfolio turnover rate                                             97.28%      144.33%      142.26%      125.94%      104.73%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.39%        2.20%        2.55%        2.56%        2.33%
Ratio of net investment loss to average net assets (a)              (1.42)%      (1.01)%      (1.43)%      (1.46)%      (1.30)%

                                                                                      Year Ended April 30,          Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999      1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     14.98   $    16.89   $    13.94   $    15.96   $    14.40

Income from Investment Operations
Net investment income                                                0.03         0.07         0.05         0.02         0.00
Net realized and unrealized gain (loss) on investments              (1.32)        1.21         3.73        (1.25)        1.56
Total from Investment Operations                                    (1.29)        1.28         3.78        (1.23)        1.56
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -            -            -            -
Net realized capital gains                                          (0.38)       (3.19)       (0.83)       (0.79)           -
Total Distributions                                                 (0.38)       (3.19)       (0.83)       (0.79)           -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.67)       (1.91)        2.95        (2.02)        1.56
Net asset value: End of Period                                $     13.31   $    14.98   $    16.89  $     13.94   $    15.96
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (8.86)%       7.68%       28.00%       (7.17)%      10.83%
Net assets, end of period (in millions)                       $     24.8    $    24.3    $    16.5    $     6.4    $     1.2
Ratio of expenses to average net assets (a)                          0.69%        0.68%        0.62%        0.85%        0.86%
Ratio of net investment income to average net assets (a)             0.28%        0.50%        0.51%        0.33%        0.18%
Portfolio turnover rate                                             97.28%      144.33%      142.26%      125.94%      104.73%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.70%        0.69%        0.71%        0.85%        0.86%
Ratio of net investment income to average net assets (a)             0.27%        0.50%        0.41%        0.37%        0.18%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Index Fund II
                                                                Year Ended    Period Ended
CLASS A SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $     10.24   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.03)       (0.04)
Net realized and unrealized gain on investments                      0.53         0.31
Total from Investment Operations                                     0.50         0.27
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                          (0.03)       (0.03)
Total Distributions                                                 (0.03)       (0.03)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase in net asset value                                      0.47         0.24
Net asset value: End of Period                                $     10.71   $    10.24
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                     4.94%        2.73%
Net assets, end of period (in millions)                       $     29.2    $    18.1
Ratio of expenses to average net assets (a)                          1.36%        1.71%
Ratio of net investment loss to average net assets (a)              (0.31)%      (0.58)%
Portfolio turnover rate                                             14.93%       30.59%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.36%        1.71%
Ratio of net investment loss to average net assets (a)              (0.31)%      (0.58)%

                                                                Year Ended    Period Ended
CLASS B SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $     10.17   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.10)       (0.10)
Net realized and unrealized gain on investments                      0.49         0.30
Total from Investment Operations                                     0.39         0.20
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                          (0.03)       (0.03)
Total Distributions                                                 (0.03)       (0.03)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase in net asset value                                      0.36         0.17
Net asset value: End of Period                                $     10.53   $    10.17
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                     3.89%        2.03%
Net assets, end of period (in millions)                       $      2.7    $     1.8
Ratio of expenses to average net assets (a)                          2.30%        2.57%
Ratio of net investment loss to average net assets (a)              (1.25)%      (1.42)%
Portfolio turnover rate                                             14.93%       30.59%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.30%        2.57%
Ratio of net investment loss to average net assets (a)              (1.25)%      (1.42)%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since Fund inception, July 1, 2000

The preceding notes to the financial statements are an integral part of this schedule.

The AAL International Fund
                                                                                      Year Ended April 30,
CLASS A SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     10.56   $    14.06   $    11.35   $    11.15   $    11.37

Income from Investment Operations
Net investment income (loss)                                         0.01         0.25         0.00         0.08         0.17
Net realized and unrealized gain (loss) on investments              (1.84)       (3.24)        2.71         0.65         0.56
Total from Investment Operations                                    (1.83)       (2.99)        2.71         0.73         0.73
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.11)       (0.24)           -        (0.44)       (0.37)
Net realized capital gains                                              -        (0.27)           -        (0.09)       (0.58)
Total Distributions                                                 (0.11)       (0.51)           -        (0.53)       (0.95)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.94)       (3.50)        2.71         0.20        (0.22)
Net asset value: End of Period                                $      8.62   $    10.56   $    14.06  $     11.35   $    11.15
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (17.27)%     (21.61)%      23.91%        6.82%        7.34%
Net assets, end of period (in millions)                       $    166.5    $   190.6    $   226.7    $   146.9    $   144.2
Ratio of expenses to average net assets (a)                          1.56%        1.38%        1.36%        1.74%        1.91%
Ratio of net investment income (loss) to average net assets (a)      0.08%        2.06%       (0.01)%       0.64%        1.36%
Portfolio turnover rate                                             62.56%       37.66%       43.59%      100.90%       19.90%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.56%        1.38%        1.41%        1.74%        1.91%
Ratio of net investment income (loss) to average net assets (a)      0.08%        2.06%       (0.07)%       0.64%        1.36%

                                                                                      Year Ended April 30,
CLASS B SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     10.39   $    13.75   $    11.23   $    11.05   $    11.34

Income from Investment Operations
Net investment income (loss)                                        (0.09)        0.10        (0.13)       (0.03)        0.13
Net realized and unrealized gain (loss) on investments              (1.79)       (3.17)        2.65         0.64         0.49
Total from Investment Operations                                    (1.88)       (3.07)        2.52         0.61         0.62
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.01)       (0.02)           -        (0.34)       (0.33)
Net realized capital gains                                              -        (0.27)           -        (0.09)       (0.58)
Total Distributions                                                 (0.01)       (0.29)           -        (0.43)       (0.91)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.89)       (3.36)        2.52         0.18        (0.29)
Net asset value: End of Period                                $      8.50   $    10.39   $    13.75  $     11.23   $    11.05
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (18.09)%     (22.56)%      22.44%        5.72%        6.30%
Net assets, end of period (in millions)                       $     10.3    $    13.7    $    15.6    $     9.8    $     7.9
Ratio of expenses to average net assets (a)                          2.57%        2.53%        2.53%        2.85%        2.90%
Ratio of net investment income (loss) to average net assets (a)     (0.93)%       0.88%       (1.19)%      (0.52)%       0.34%
Portfolio turnover rate                                             62.56%       37.66%       43.59%      100.90%       19.90%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.57%        2.53%        2.59%        2.85%        2.90%
Ratio of net investment income (loss) to average net assets (a)     (0.93)%       0.88%       (1.25)%      (0.52)%       0.34%

                                                                                      Year Ended April 30,         Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999     1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     10.63   $    14.15   $    11.37   $    11.17   $    10.11

Income from Investment Operations
Net investment income                                                0.03         0.26         0.08         0.15         0.03
Net realized and unrealized gain (loss) on investments              (1.80)       (3.20)        2.73         0.65         1.03
Total from Investment Operations                                    (1.77)       (2.94)        2.81         0.80         1.06
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.18)       (0.31)       (0.03)       (0.51)           -
Net realized capital gains                                              -        (0.27)           -        (0.09)           -
Total Distributions                                                 (0.18)       (0.58)       (0.03)       (0.60)           -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.95)       (3.52)        2.78         0.20         1.06
Net asset value: End of Period                                $      8.68   $    10.63   $    14.15  $     11.37   $    11.17
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (16.61)%     (21.12)%      24.69%        7.49%       10.48%
Net assets, end of period (in millions)                       $      3.0    $     3.3    $     2.8    $     1.9    $     0.5
Ratio of expenses to average net assets (a)                          0.78%        0.75%        0.73%        1.09%        1.19%
Ratio of net investment income to average net assets (a)             0.86%        2.42%        0.61%        1.10%        2.38%
Portfolio turnover rate                                             62.56%       37.66%       43.59%      100.90%       19.90%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.78%        0.75%        0.79%        1.09%        1.19%
Ratio of net investment income to average net assets (a)             0.86%        2.42%        0.55%        1.10%        2.38%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Capital Growth Fund
                                                                                      Year Ended April 30,
CLASS A SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     34.82   $    38.67   $    35.87   $    29.64   $    21.50

Income from Investment Operations
Net investment income                                                0.05         0.19         0.13         0.09         0.10
Net realized and unrealized gain (loss) on investments              (4.86)       (1.74)        3.19         6.69         9.26
Total from Investment Operations                                    (4.81)       (1.55)        3.32         6.78         9.36
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.09)       (0.16)       (0.09)       (0.09)       (0.08)
Net realized capital gains                                          (0.08)       (2.14)       (0.43)       (0.46)       (1.14)
Total Distributions                                                 (0.17)       (2.30)       (0.52)       (0.55)       (1.22)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (4.98)       (3.85)        2.80         6.23         8.14
Net asset value: End of Period                                $     29.84   $    34.82   $    38.67  $     35.87   $    29.64
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (13.86)%      (4.19)%       9.28%       23.20%       44.48%
Net assets, end of period (in millions)                       $  3,385.5    $ 3,912.5    $ 4,115.1    $ 3,594.5    $ 2,766.7
Ratio of expenses to average net assets (a)                          0.95%        0.91%        0.90%        0.97%        0.98%
Ratio of net investment income to average net assets (a)             0.16%        0.52%        0.35%        0.30%        0.39%
Portfolio turnover rate                                              2.66%       12.91%        7.50%        8.74%       17.96%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.95%        0.91%        0.92%        0.97%        0.98%
Ratio of net investment income to average net assets (a)             0.16%        0.52%        0.33%        0.30%        0.39%

                                                                                      Year Ended April 30,
CLASS B SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     33.71   $    37.71   $    35.29   $    29.38   $    21.45

Income from Investment Operations
Net investment income (loss)                                        (0.27)       (0.15)       (0.22)       (0.19)        0.04
Net realized and unrealized gain (loss) on investments              (4.69)       (1.71)        3.07         6.56         9.06
Total from Investment Operations                                    (4.96)       (1.86)        2.85         6.37         9.10
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -            -            -        (0.03)
Net realized capital gains                                          (0.08)       (2.14)       (0.43)       (0.46)       (1.14)
Total Distributions                                                 (0.08)       (2.14)       (0.43)       (0.46)       (1.17)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (5.04)       (4.00)        2.42         5.91         7.93
Net asset value: End of Period                                $     28.67   $    33.71   $    37.71  $     35.29   $    29.38
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (14.73)%      (5.14)%       8.09%       21.94%       43.25%
Net assets, end of period (in millions)                       $    126.4    $   154.1    $   148.6   $    107.6    $    54.9
Ratio of expenses to average net assets (a)                          1.97%        1.88%        1.95%        1.99%        1.90%
Ratio of net investment loss to average net assets (a)              (0.86)%      (0.44)%      (0.69)%      (0.74)%      (0.58)%
Portfolio turnover rate                                              2.66%       12.91%        7.50%        8.74%       17.96%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.97%        1.88%        1.96%        1.99%        1.90%
Ratio of net investment loss to average net assets (a)              (0.86)%      (0.44)%      (0.71)%      (0.74)%      (0.58)%

                                                                                      Year Ended April 30,          Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999      1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     34.88   $    38.72   $    35.89   $    29.67   $    26.05

Income from Investment Operations
Net investment income                                                0.18         0.33         0.27         0.21         0.02
Net realized and unrealized gain (loss) on investments              (4.88)       (1.73)        3.20         6.67         3.60
Total from Investment Operations                                    (4.70)       (1.40)        3.47         6.88         3.62
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.20)       (0.30)       (0.21)       (0.20)           -
Net realized capital gains                                          (0.08)       (2.14)       (0.43)       (0.46)           -
Total Distributions                                                 (0.28)       (2.44)       (0.64)       (0.66)           -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (4.98)       (3.84)        2.83         6.22         3.62
Net asset value: End of Period                                $     29.90   $    34.88   $    38.72  $     35.89   $    29.67
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (13.53)%      (3.82)%       9.70%       23.55%       13.90%
Net assets, end of period (in millions)                       $     65.9    $    91.8    $    82.8    $    46.9    $     3.0
Ratio of expenses to average net assets (a)                          0.55%        0.54%        0.52%        0.60%        0.58%
Ratio of net investment income to average net assets (a)             0.56%        0.90%        0.73%        0.62%        0.52%
Portfolio turnover rate                                              2.66%       12.91%        7.50%        8.74%       17.96%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.55%        0.54%        0.54%        0.60%        0.58%
Ratio of net investment income to average net assets (a)             0.56%        0.90%        0.72%        0.62%        0.52%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Large Company Index Fund II
                                                                Year Ended    Period Ended
CLASS A SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      8.49   $    10.00

Income from Investment Operations
Net investment income (loss)                                         0.00        (0.01)
Net realized and unrealized loss on investments                     (1.17)       (1.50)
Total from Investment Operations                                    (1.17)       (1.51)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                       -          -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (1.17)       (1.51)
Net asset value: End of Period                                $      7.32   $     8.49
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (13.78)%     (15.10)%
Net assets, end of period (in millions)                       $     30.2    $    21.1
Ratio of expenses to average net assets (a)                          1.29%        1.46%
Ratio of net investment income (loss) to average net assets (a)      0.08%       (0.20)%
Portfolio turnover rate                                              3.72%        9.25%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.29%        1.46%
Ratio of net investment income (loss) to average net assets (a)      0.08%       (0.20)%

                                                                Year Ended    Period Ended
CLASS B SHARES                                                   4/30/2002    4/30/2001 (c)
=======================================================================================================================================
Net asset value: Beginning of Period                          $      8.43   $    10.00

Income from Investment Operations
Net investment loss                                                 (0.05)       (0.06)
Net realized and unrealized loss on investments                     (1.18)       (1.51)
Total from Investment Operations                                    (1.23)       (1.57)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                   -            -
Net realized capital gains                                              -            -
Total Distributions                                                        -         -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                     (1.23)       (1.57)
Net asset value: End of Period                                $      7.20   $     8.43
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (14.59)%     (15.70)%
Net assets, end of period (in millions)                       $      2.6    $     1.8
Ratio of expenses to average net assets (a)                          2.18%        2.33%
Ratio of net investment loss to average net assets (a)              (0.81)%      (1.06)%
Portfolio turnover rate                                              3.72%        9.25%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          2.18%        2.33%
Ratio of net investment loss to average net assets (a)              (0.81)%      (1.06)%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since Fund inception, July 1, 2000

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Equity Income Fund
                                                                                      Year Ended April 30,
CLASS A SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     14.57   $    14.40   $    14.68   $    14.31   $    11.34

Income from Investment Operations
Net investment income                                                0.15         0.21         0.18         0.16         0.27
Net realized and unrealized gain (loss) on investments              (1.64)        0.94        (0.30)        1.17         3.44
Total from Investment Operations                                    (1.49)        1.15        (0.12)        1.33         3.71
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.13)       (0.21)       (0.16)       (0.17)       (0.29)
Net realized capital gains                                          (0.05)       (0.77)           -        (0.79)       (0.45)
Total Distributions                                                 (0.18)       (0.98)       (0.16)       (0.96)       (0.74)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.67)        0.17        (0.28)        0.37         2.97
Net asset value: End of Period                                $     12.90   $    14.57   $    14.40  $     14.68   $    14.31
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (10.26)%       8.26%       (0.80)%      10.08%       33.50%
Net assets, end of period (in millions)                       $    292.7    $   305.1    $   277.6    $   262.2    $   197.7
Ratio of expenses to average net assets (a)                          0.97%        0.96%        0.92%        1.05%        1.11%
Ratio of net investment income to average net assets (a)             1.14%        1.48%        1.24%        1.22%        2.17%
Portfolio turnover rate                                             33.76%       26.38%       26.93%       13.35%       64.00%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.98%        0.96%        0.98%        1.05%        1.11%
Ratio of net investment income to average net assets (a)             1.13%        1.47%        1.18%        1.22%        2.17%

                                                                                      Year Ended April 30,
CLASS B SHARES                                                     2002          2001         2000          1999        1998
=======================================================================================================================================

Net asset value: Beginning of Period                          $     14.54   $    14.38   $    14.66   $    14.31   $    11.37

Income from Investment Operations
Net investment income                                                0.03         0.06         0.02         0.02         0.19
Net realized and unrealized gain (loss) on investments              (1.64)        0.93        (0.28)        1.17         3.41
Total from Investment Operations                                    (1.61)        0.99        (0.26)        1.19         3.60
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.01)       (0.06)       (0.02)       (0.05)       (0.21)
Net realized capital gains                                          (0.05)       (0.77)     -              (0.79)       (0.45)
Total Distributions                                                 (0.06)       (0.83)       (0.02)       (0.84)       (0.66)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.67)        0.16        (0.28)        0.35         2.94
Net asset value: End of Period                                $     12.87   $    14.54   $    14.38  $     14.66   $    14.31
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (11.11)%       7.12%       (1.80)%       8.97%       32.42%
Net assets, end of period (in millions)                       $     12.4    $    13.4    $    11.6    $     9.6    $     3.8
Ratio of expenses to average net assets (a)                          1.90%        1.98%        1.99%        2.09%        2.04%
Ratio of net investment income to average net assets (a)             0.21%        0.45%        0.17%        0.16%        0.96%
Portfolio turnover rate                                             33.76%       26.38%       26.93%       13.35%       64.00%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.91%        1.98%        2.05%        2.09%        2.04%
Ratio of net investment income to average net assets (a)             0.20%        0.45%        0.11%        0.16%        0.96%

                                                                                      Year Ended April 30,          Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999      1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     14.59   $    14.43   $    14.70   $    14.32   $    13.14

Income from Investment Operations
Net investment income                                                0.21         0.27         0.31         0.21         0.08
Net realized and unrealized gain (loss) on investments              (1.64)        0.93        (0.35)        1.19         1.16
Total from Investment Operations                                    (1.43)        1.20        (0.04)        1.40         1.24
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.19)       (0.27)       (0.23)       (0.23)       (0.06)
Net realized capital gains                                          (0.05)       (0.77)           -        (0.79)           -
Total Distributions                                                 (0.24)       (1.04)       (0.23)       (1.02)       (0.06)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.67)        0.16        (0.27)        0.38         1.18
Net asset value: End of Period                                $     12.92   $    14.59   $    14.43  $     14.70   $    14.32
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (9.83)%       8.64%       (0.29)%      10.62%        9.34%
Net assets, end of period (in millions)                       $      9.1    $     9.5    $     6.2    $    13.2    $     7.1
Ratio of expenses to average net assets (a)                          0.50%        0.51%        0.46%        0.60%        0.68%
Ratio of net investment income to average net assets (a)             1.61%        1.94%        1.71%        1.65%        2.10%
Portfolio turnover rate                                             33.76%       26.38%       26.93%       13.35%       64.00%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.51%        0.51%        0.52%        0.60%        0.68%
Ratio of net investment income to average net assets (a)             1.60%        1.94%        1.65%        1.65%        2.10%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Balanced Fund
                                                                                      Year Ended April 30,          Period Ended
CLASS A SHARES                                                     2002          2001         2000          1999      1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     12.41   $    12.41   $    12.15   $    10.81   $    10.00

Income from Investment Operations
Net investment income                                                0.26         0.38         0.32         0.21         0.04
Net realized and unrealized gain (loss) on investments              (0.88)        0.00         0.25         1.34         0.80
Total from Investment Operations                                    (0.62)        0.38         0.57         1.55         0.84
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.27)       (0.38)       (0.31)       (0.20)       (0.03)
Net realized capital gains                                              -            -            -        (0.01)           -
Total Distributions                                                 (0.27)       (0.38)       (0.31)       (0.21)       (0.03)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (0.89)        0.00         0.26         1.34         0.81
Net asset value: End of Period                                $     11.52   $    12.41   $    12.41  $     12.15   $    10.81
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (5.02)%       3.10%        4.78%       14.45%        8.37%
Net assets, end of period (in millions)                       $    305.6    $   291.7    $   256.1    $   158.3    $    27.7
Ratio of expenses to average net assets (a)                          0.99%        0.98%        1.09%        1.15%        1.37%
Ratio of net investment income to average net assets (a)             2.19%        3.07%        2.76%        2.26%        2.19%
Portfolio turnover rate                                             75.56%       82.59%       64.58%      213.46%       11.52%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.02%        1.02%        1.14%        1.23%        1.63%
Ratio of net investment income to average net assets (a)             2.16%        3.03%        2.72%        2.17%        1.93%

                                                                                      Year Ended April 30,          Period Ended
CLASS B SHARES                                                     2002          2001         2000          1999      1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     12.35   $    12.35   $    12.10   $    10.79   $    10.00

Income from Investment Operations
Net investment income                                                0.15         0.26         0.21         0.14         0.03
Net realized and unrealized gain (loss) on investments              (0.87)        0.00         0.24         1.31         0.78
Total from Investment Operations                                    (0.72)        0.26         0.45         1.45         0.81
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.16)       (0.26)       (0.20)       (0.13)       (0.02)
Net realized capital gains                                              -            -            -        (0.01)           -
Total Distributions                                                 (0.16)       (0.26)       (0.20)       (0.14)       (0.02)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (0.88)        0.00         0.25         1.31         0.79
Net asset value: End of Period                                $     11.47   $    12.35   $    12.35  $     12.10   $    10.79
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (5.83)%       2.13%        3.74%       13.47%        8.10%
Net assets, end of period (in millions)                       $     22.3    $    21.1    $    18.2    $    11.9    $     2.3
Ratio of expenses to average net assets (a)                          1.89%        1.94%        2.03%        1.98%        2.11%
Ratio of net investment income to average net assets (a)             1.29%        2.11%        1.82%        1.42%        1.45%
Portfolio turnover rate                                             75.56%       82.59%       64.58%      213.46%       11.52%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          1.92%        1.98%        2.08%        2.18%        2.50%
Ratio of net investment income to average net assets (a)             1.26%        2.07%        1.77%        1.22%        1.06%

                                                                                      Year Ended April 30,          Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999      1998 (c)
=======================================================================================================================================

Net asset value: Beginning of Period                          $     12.39   $    12.40   $    12.13   $    10.79   $    10.00

Income from Investment Operations
Net investment income                                                0.30         0.42         0.39         0.23         0.04
Net realized and unrealized gain (loss) on investments              (0.86)        0.00         0.25         1.35         0.78
Total from Investment Operations                                    (0.56)        0.42         0.64         1.58         0.82
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.32)       (0.43)       (0.37)       (0.23)       (0.03)
Net realized capital gains                                              -            -            -        (0.01)           -
Total Distributions                                                 (0.32)       (0.43)       (0.37)       (0.24)       (0.03)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (0.88)       (0.01)        0.27         1.34         0.79
Net asset value: End of Period                                $     11.51   $    12.39   $    12.40  $     12.13   $    10.79
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (4.65)%       3.50%        5.33%       14.73%        8.17%
Net assets, end of period (in millions)                       $      3.7    $     3.4    $     3.0    $     2.3    $     1.1
Ratio of expenses to average net assets (a)                          0.58%        0.59%        0.60%        0.88%        1.95%
Ratio of net investment income to average net assets (a)             2.60%        3.46%        3.25%        2.50%        1.73%
Portfolio turnover rate                                             75.56%       82.59%       64.58%      213.46%       11.52%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                          0.62%        0.63%        0.64%        0.88%        1.95%
Ratio of net investment income to average net assets (a)             2.56%        3.43%        3.20%        2.50%        1.73%

(a) Calculated on an annualized basis.
(b) Total return calculations do not include sales charges and are based on the amount invested since the beginning of the Fund's fiscal year (May 1 or inception), and assume the reinvestment of all distributions. Periods of less than one year are not annualized.
(c) Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

DIRECTORS AND OFFICERS OF THE AAL MUTUAL FUNDS

Board of Directors and Executive Officers

The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 625 Fourth Avenue South, Minneapolis, MN 55415. The number of portfolios in the fund complex is 34 for each and every director and officer that oversees the Fund. This number includes the 20 Funds of The AAL Mutual Funds, one of four registered investment companies that are part of the fund complex.

Name, Address               Position and Year      Principal Occupation(s)                     Other Directorships
and Date of Birth               Term Began            During Past 5 Years                        Held by Director
=======================================================================================================================================

John O. Gilbert*               Chairman          Chairman, AAL/LB, President and         Chairman of LOMA Board, ACLI Board,
DOB 8/30/42                      1999            CEO, AAL                                Fox Cities Performing Arts Center Board

---------------------------------------------------------------------------------------------------------------------------------------

Lawrence W. Stranghoener*       Trustee          Executive Vice President and CFO,       St. Paul Chamber Orchestra Board
DOB 5/1/54                       2002            AAL/LB, Executive Vice President
                                                 and CFO, techies.com, Vice President
                                                 and CFO, Honeywell Inc.

---------------------------------------------------------------------------------------------------------------------------------------

Richard L. Gady                 Trustee          Vice President, Public Affairs and      International Agricultural Marketing
DOB 2/28/43                      1987            Chief Economist, Conagra, Inc.          Association Board
21761 Holman Pt. Drive                           (agribusiness)
Nisswa, MN  56468

---------------------------------------------------------------------------------------------------------------------------------------

F. Gregory Campbell             Trustee          President, Carthage College             ELCA University and College Employees'
DOB 12/16/39                     1992                                                    Health Benefit Board, ELCA Risk
2001 Alford Park Drive                                                                   Management Board, Johnson Family Mutual
Kenosha, WI 53140                                                                        Funds Board, Kenosha Area Business
                                                                                         Alliance Board, Kenosha Hospital and
                                                                                         Medical Center Board, Prairie School Board,
                                                                                         United Health Systems Board

---------------------------------------------------------------------------------------------------------------------------------------

Edward W. Smeds                 Trustee          Retired; President of Customer Service  Chairman of Carthage College Board
DOB 2/15/36                      1999            and Operations, Kraft Foods (food and
6814 Pelican Bay Blvd.                           agriculture)
Naples, FL  34108

---------------------------------------------------------------------------------------------------------------------------------------

Lawrence M. Woods               Trustee          Retired; Executive Vice President and   Gottsche Rehabilitation Center Board
DOB 4/14/32                      1987            Director, Mobil Oil Corporation
524 Sunset Drive
Worland, WY 82401

---------------------------------------------------------------------------------------------------------------------------------------

Robert G. Same                 President         Vice President and Chief Compliance
DOB 7/25/45                      1999            Officer, AAL/LB; President, AAL Capital
4321 N. Ballard Rd.                              Management Corporation
Appleton, WI  54919-0001

---------------------------------------------------------------------------------------------------------------------------------------

James H. Abitz              Vice President       Senior Vice President, Head of Investments,
DOB 5/27/45                      1999            AAL/LB; Senior Vice President, AAL Capital
                                                 Management Corporation

---------------------------------------------------------------------------------------------------------------------------------------

Charles D. Gariboldi           Treasurer         Head of Investment Accounting,
DOB  12/31/59                    1999            AAL/LB; Vice President AAL Capital
                                                 Management Corporation

---------------------------------------------------------------------------------------------------------------------------------------

Brett L. Agnew                 Secretary         Attorney, AAL/LB; Assistant Secretary,
DOB 2/4/71                       2001            AAL Capital Management Corporation
4321 N. Ballard Rd.
Appleton, WI  54919-0001

---------------------------------------------------------------------------------------------------------------------------------------

This report is submitted for the information of the shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

[The AAL Mutual Funds LOGO]
222 W. College Ave., Appleton, WI 54919-0007
(800) 553-6319

The AAL Mutual Funds

Class A and B
Shares

April 30, 2002

Annual Report

Fixed-Income Funds

  The AAL High Yield Fund

  The AAL Municipal Bond Fund

  The AAL Bond Fund

  The AAL Money Market Fund

[GRAPHIC OMMITTED]

[THE AAL MUTUAL FUNDS LOGO]

The AAL Mutual Funds Annual Report

President's Letter........................................................2
The Economy and Markets in Review.........................................3
Portfolio Perspectives

Schedule of Investments

Financial Highlights

DEAR AAL MUTUAL FUND
SHAREHOLDER:

[PHOTO OF ROBERT G. SAME]

We are pleased to provide you with the annual report for The AAL Mutual Funds for the year ended April 30, 2002. In this report you’ll find detailed information about The AAL Mutual Funds, including performance, expenses, investment policies and risks. Also, each of our portfolio managers discusses his or her investment strategy and reviews events that affected Fund performance over the past year. Please take some time to review this report and assess your overall investment goals, including how The AAL Mutual Funds fit into your investment plans.

On January 1, 2002, Aid Association for Lutherans merged with Lutheran Brotherhood creating the largest fraternal benefit society in the United States. The organization currently operates as Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). On July 1, 2002, another step in the merger process takes place. AAL Capital Management Corporation, a wholly owned subsidiary of AAL/LB, changes its name to Thrivent Investment Management, Inc. Thrivent Investment Management continues to act as distributor for The AAL Mutual Funds and is committed to providing you with exceptional service and products.

If you have questions about your investments or this report, please contact your financial associate. You can also access your account information anytime at our Web site, www.thrivent.com, or through our automated telephone line at (800) 553-6319. You can also call the Investment Interaction Center by dialing the above number. The Investment Interaction Center representatives are available from 7 a.m. to 9 p.m. Central time, Monday through Friday, and 9 a.m. to 1 p.m. on Saturdays.

Thank you for choosing us to help you meet your financial needs.

Sincerely,

/s/ Robert G. Same

Robert G. Same
President
The AAL Mutual Funds

The Economy and Markets
in Review

[PHOTO OF JAMES ABITZ]

Equity returns were mixed during the twelve-month period ended April 30, 2002, with smaller-company stocks outpacing large-capitalization issues by a wide margin. Investment-grade bonds saw early gains, but gradually lost momentum and finished with flat returns. High-yield bonds remained resilient, even as turbulence roiled the telecommunications industry.

U.S. Economy

After contracting in the third quarter of 2001, the U.S. economy rebounded strongly over the course of the period. Real gross domestic product expanded by 1.7% during the fourth quarter of 2001, followed by an estimated 5.6% in the first quarter of 2002. Much of this growth was fueled by consumers, who funneled discretionary income into housing, vehicles and retail goods. Capital spending and industrial production were slower to respond, but showed renewed signs of life late in the period.

The employment picture remained tenuous, with nationwide unemployment reaching an eight-year high of 6.0% in April. There were, however, a number of encouraging trends in the labor markets. After declining for the better part of a year, non-farm payrolls saw little change late in the period, while job losses in the manufacturing sector also leveled off. Challenging labor conditions had little effect on consumer confidence, which continued to rise as the period progressed.

Inflation & Monetary Policy

Despite concern among fixed-income investors, inflationary pressures remained largely contained during the reporting period. Excess industrial capacity left many manufacturers with limited pricing power, while soaring productivity also helped keep a lid on prices. Even with energy costs rising, the Consumer Price Index finished the period just 1.6% above the previous year’s level.

After easing monetary policy throughout the previous year, the Federal Reserve left interest rates unchanged early in 2002, while shifting to a neutral policy stance. This marked the end of an unprecedented monetary cycle in which the Federal Reserve lopped 4.25% off the federal funds rate, leaving short-term interest rates at their lowest level since 1961. While consumers responded with a surge in home refinancing, business investment increased at a much slower pace.

Equity Performance

Equity growth investors were witness to continued volatility during the reporting period. After advancing in November and December, stock prices fluctuated widely over the ensuing months. Beginning in January, events surrounding troubled energy trader Enron Corp. exercised increasing influence over the financial markets. As Enron’s accounting practices came to light, investors began eyeing other large companies for signs of trouble. This triggered a round of selling centered on highly leveraged firms with aggressive growth-through-acquisition strategies.

While investors generally favored value-oriented stocks over growth issues during the period, equity performance also varied according to market capitalization. The large-company S&P 500® gained just 2.31% during the period, while weakness in the technology sector was reflected in the NASDAQ Composite Index, which returned -0.06%. Conversely, smaller-company shares posted healthy gains, with the medium-company S&P MidCap 400 Index advancing 20.02%, and the small-company Russell 2000 Index generating a 20.04% total return

Fixed-Income Performance

High-quality bonds delivered respectable returns through the first four months of the period, but later gave ground amid strengthening economic indicators and rising interest rates. As fallout from the Enron fiasco spread, investors grew increasingly selective, spurning energy service providers, telecommunications firms and issuers deemed lacking in accounting discipline.

High-yield bonds continued to recover from oversold conditions, weakened only by poor-performing telecommunications credits. Positive technical factors helped drive performance, with investors pouring more than $8 billion into the high-yield market over the six-month period. In total, the Lehman Brothers High Yield Index gained 6.64% during this time.

Outlook

While the U.S. economy has strengthened considerably from its condition of a year ago, investors must still ply murky waters over the months to come. Corporate earnings, in particular, remain a concern for both stockholders and investors in corporate bonds. Until companies in key growth sectors of the economy return to profitability, the prospects for a sustained economic recovery will be tempered. Fortunately, there is plenty of reason for optimism. Both inflation and interest rates remain low from a historical perspective, while the Federal Reserve’s attempts to revive the economy appear to be bearing fruit.

In addition, we are heartened by recent developments in the manufacturing sector, which include remarkable gains in productivity, increased capital spending and rising factory output. As industrial production increases and corporate earnings improve, investment returns should ultimately follow suit. Given the current environment, however, it may take some time for issuers to regain investors’ trust. Once confidence is finally restored to the financial markets, investors should be better-positioned to reap long-term benefits.

/s/ James Abitz

James Abitz
Chief Investment Officer
Aid Association for Lutherans
AAL Capital Management Corporation

The AAL Mutual Funds Annual Report...Portfolio Perspective

The AAL High Yield Bond Fund

A Share Ticker . . . AAHYX .. . . B Share Ticker . . . BBHYX . . . A Share Assets . . .$118,645,319 . . . B Share Assets . . . $8,230,226 . . . I Share Assets . . $2,690,795. . . . A Share NAV . . . $6.19 . . . B Share NAV . . .$6.19 . . . I Share NAV . . .$6.19 . . . Number of Securities in Portfolio . . . 220

[PHOTO OF BENJAMIN TROSKY]

The year ended April 30, 2002 was a volatile year for the high yield market as a telecom sector correction, September 11th and accounting scandals combined with strong fund inflows to produce significant price volatility. With this as a backdrop, the AAL High Yield Bond Fund returned -0.26%, while the Fund’s public benchmark, the Merrill Lynch U.S. High Yield Master Index posted a 4.71% return. Below investment-grade credits were hit hard by the events of September 11th, with gaming, aerospace and transportation significantly under-performing in the third quarter of 2001. The market produced a modest rally in the fourth quarter of 2001 as many industries rebounded from their September lows. Thus far, 2002 has been dominated by accounting inquires and “fallen angels” from investment-grade.

Credit Quality Key

For the year ended April 30, 2002, the high yield market underperformed investment grade bonds, with the Merrill Lynch US High Yield Master Index returning 4.71% and the Lehman Aggregate Bond Index returning 7.84%. High yield bonds did, however, significantly outperform U.S. equities as the S&P 500 Index returned –12.63% and the Wilshire 5000 Total Market Index returned –12.64% for the year. Large return disparities in credit quality tiers had a dramatic affect on performance as BBs continued to dramatically outperform other ratings categories. BB rated bonds returned 7.51%, Bs 2.25% and CCCs 4.42%. Default rates continued to rise throughout the year and exceeded 10%, the highest level since 1990.

Exposure to BBB rated issues detracted from performance as below investment-grade quality tiers performed best. Investment-grade telecom and energy companies significantly underperformed other sectors due to the collapse of Enron, accounting scandals and numerous ratings downgrades. A decision to overweight healthcare and environmental services issues added to returns. Avoiding fallen angels in the equipment sector such as Xerox and Lucent, detracted from results as these issues rebounded sharply from the low prices following their downgrade into the high yield market. Avoiding consumer cyclicals and homebuilders was negative for performance as these sectors performed well despite the weakness in the overall U.S. economy. (Please see the schedule of investments for more information about the Fund’s holdings.)

Outlook

The continuing signs of a US economic recovery as well as investor demand for higher yielding assets has driven the recent positive performance in the high yield asset class. Current valuations remain rich, resulting in select opportunities in the lower quality tiers. Further risks to the economic recovery persist, in the form of rising energy prices and the continued expansion of the housing bubble. The Fund will continue to seek value in BBB rated securities as many issues offer higher yields than BB-rated bonds. We remain overweight to the telecom sector, but will emphasize large, well-capitalized issuers with strong local wireline businesses and wireless companies with strong market share positions. We have reduced the exposure to the energy sector, especially the exploration and production companies. We will, however, emphasize energy pipelines, due to their limited sensitivity to commodity prices. Gaming credits will remain a focus as they continue to show strong earnings and have recovered from the impact of September 11th. We remain concerned about the consumer’s ability to service high debt levels and continue their current spending pace; therefore we are avoiding consumer products and retail issues. The Fund will maintain its overweight to the chemical sector, which will benefit from increased manufacturing activity as the economy continues its recovery.

/S/ Benjamin Trosky

Benjamin Trosky
Portfolio Manager

High-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment

In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

Date                 AAL High Yield Bond Fund      Merrill Lynch Cash Pay Index*
8-Jan-97                       9,596.93                      10,000.00
31-Jan-97                      9,640.14                      10,108.00
28-Feb-97                      9,867.39                      10,249.82
31-Mar-97                      9,599.77                      10,135.94
30-Apr-97                      9,741.77                      10,251.29
30-May-97                     10,050.83                      10,457.85
30-Jun-97                     10,178.95                      10,617.12
31-Jul-97                     10,447.56                      10,871.93
29-Aug-97                     10,449.76                      10,852.91
30-Sep-97                     10,695.36                      11,032.63
31-Oct-97                     10,680.75                      11,105.89
28-Nov-97                     10,774.78                      11,211.06
31-Dec-97                     10,867.33                      11,317.45
30-Jan-98                     11,039.47                      11,485.97
27-Feb-98                     11,120.07                      11,533.41
31-Mar-98                     11,196.82                      11,632.83
30-Apr-98                     11,214.47                      11,688.08
29-May-98                     11,215.90                      11,769.43
30-Jun-98                     11,224.82                      11,827.69
31-Jul-98                     11,241.75                      11,895.11
31-Aug-98                     10,402.33                      11,381.83
30-Sep-98                     10,353.59                      11,404.60
30-Oct-98                     10,119.87                      11,217.33
30-Nov-98                     10,654.41                      11,728.17
31-Dec-98                     10,622.79                      11,732.04
29-Jan-99                     10,727.54                      11,848.07
26-Feb-99                     10,571.09                      11,757.67
31-Mar-99                     10,609.53                      11,859.02
30-Apr-99                     10,770.76                      12,044.50
28-May-99                     10,585.25                      11,960.91
30-Jun-99                     10,562.86                      11,938.42
30-Jul-99                     10,551.92                      11,955.97
31-Aug-99                     10,397.78                      11,834.62
30-Sep-99                     10,200.31                      11,789.17
29-Oct-99                      9,958.67                      11,720.21
30-Nov-99                     10,086.73                      11,854.29
31-Dec-99                     10,224.47                      11,916.52
31-Jan-00                     10,161.44                      11,857.42
29-Feb-00                     10,185.81                      11,867.61
31-Mar-00                     10,012.38                      11,701.70
28-Apr-00                     10,011.74                      11,705.80
31-May-00                      9,838.99                      11,576.92
30-Jun-00                     10,026.16                      11,775.12
31-Jul-00                      9,943.98                      11,860.01
31-Aug-00                     10,056.95                      12,004.82
29-Sep-00                      9,882.51                      11,934.72
31-Oct-00                      9,688.63                      11,584.55
30-Nov-00                      9,408.41                      11,221.61
29-Dec-00                      9,770.49                      11,465.00
31-Jan-01                     10,228.61                      12,148.66
28-Feb-01                     10,265.35                      12,340.49
30-Mar-01                     10,060.93                      12,177.23
30-Apr-01                      9,930.99                      12,044.25
31-May-01                      9,989.33                      12,275.98
29-Jun-01                      9,673.02                      12,022.85
31-Jul-01                      9,834.02                      12,209.69
31-Aug-01                      9,876.35                      12,328.00
28-Sep-01                      9,353.40                      11,537.16
31-Oct-01                      9,638.47                      11,876.93
30-Nov-01                      9,846.74                      12,262.81
31-Dec-01                      9,809.74                      12,176.23
31-Jan-02                      9,847.55                      12,244.30
28-Feb-02                      9,727.72                      12,126.51
28-Mar-02                      9,819.47                      12,414.63
30-Apr-02                      9,905.25                      12,612.03

*    An unmanaged index comprised of  approximately  1,200  “cash-pay”
     high-yield bonds  representative of the high-yield market as a whole. It is not possible to invest directly in the Index.

                     Average Annual Total Returns/1/
                                 April 30, 2002

                                                         From        Inception
                                 1-Year     5-Year     Inception       Date
--------------------------------------------------------------------------------
Class A (without sales charge)   (0.26)%     0.33%       0.60%         1/8/97
Class A/2/ (with sales charge)   (4.23)%    (0.48)%     (0.18)%        1/8/97

Class B (without CDSC)           (1.02)%    (0.38)%     (0.08)%        1/8/97
Class B/2/ (with CDSC)           (5.60)%    (0.51)%     (0.08)%        1/8/97

Class I/3/                        0.05%       N/A       (1.82)%      12/29/97

-------------------
/1/ Past performance is not an indication of future results.
     Investment  return and principal  value will  fluctuate,  and shares,  when redeemed,  may be worth more or less than their  original  cost. At various times, the Fund's adviser waived its management fee and/or  reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.

/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Class B performance  reflects the maximum contingent  deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

THE AAL MUNICIPAL BOND FUND

A Share Ticker . . . AAMBX .. . . A Share Assets . . .$598,628,339 . . . B Share Assets . . . $10,993,404 . .. . I Share Assets . . . $5,250,827 . . . A Share NAV . . . $11.21 . . . B Share NAV . . .$11.20 . . . I Share NAV . . . $11.20 . . . Number of Securities in Portfolio . . . 314

[PHOTO OF JANET I. GRANGARD}

The municipal bond market experienced strong demand and brisk levels of new issuance during the one-year period ended April 30, 2002. During this time, the AAL Municipal Bond Fund delivered a 7.27% total return. The Fund’s market benchmark, the Lehman Brothers Municipal Bond Index, returned 7.00% over this same period.

New Issuance Robust

Against a backdrop of low interest rates, municipal bond issuance surged during the early months of the reporting period, culminating with a record-setting number of new deals in January. During this time, issuers seized the opportunity to refund older debt or finance new projects at attractive interest rates. Pent-up supply from September also helped fuel bond issuance. Most new deals met with heavy demand, leading to a rally in municipal bond prices in January and February.

March ushered in a rapid shift in market sentiment, as investors reacted to surprisingly strong economic data. Subsequently, short-term yields backed up, flattening the yield curve and putting pressure on municipal bond prices. In March, the Fund was hurt by an overweighting in state tobacco settlement bonds, which performed poorly as the supply of these instruments was widely anticipated to rise. However, our decision to shorten the Fund’s duration helped contain downward price movement and benefited performance in comparison to our benchmark and peer group.

In April, municipals rebounded in response to weakening economic indicators, healthy demand from retail investors and declining bond yields.

Outlook

With many states now facing revenue shortfalls, we expect municipal bond issuance to remain strong over the coming year, with states and local governments tapping the debt markets to fund new projects. Demand for new deals should keep pace with supply, particularly if the equity markets remain volatile. We are looking for moderate growth in the U.S. economy in 2002, and expect yield levels to eventually rise as economic indicators strengthen. For this reason, we anticipate keeping the Fund’s weighted average maturity shorter than that of its peers, which should help stem volatility.

Going forward, we will continue to seek out municipal credits with desirable structural components and attractive risk/reward characteristics. As always, we will manage the Fund in the most tax-efficient manner possible, with an eye toward minimizing capital gains taxes where possible. By maintaining an emphasis on geographic diversification, we have structured the Fund to withstand fluctuations in investor sentiment. Over the long-term, we believe this careful construction will help the Fund flourish through a wide range of market conditions.

/s/ Janet I. Grangaard

Janet I. Grangaard
Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment

In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

                     AAL Municipal             Lehman Municipal
Date                   Bond Fund                 Bond Index*
30-Apr-92                 9,601.48                10,000.00
29-May-92                 9,675.63                10,118.00
30-Jun-92                 9,866.47                10,287.98
31-Jul-92                10,193.80                10,596.62
31-Aug-92                 9,988.05                10,492.77
30-Sep-92                10,096.50                10,560.98
30-Oct-92                 9,916.38                10,457.48
30-Nov-92                10,096.50                10,644.67
31-Dec-92                10,298.11                10,753.24
29-Jan-93                10,365.36                10,877.98
26-Feb-93                10,634.34                11,271.77
31-Mar-93                10,654.21                11,152.28
30-Apr-93                10,693.13                11,264.92
28-May-93                10,693.13                11,328.01
30-Jun-93                10,944.94                11,517.18
30-Jul-93                10,915.39                11,532.16
31-Aug-93                11,073.01                11,772.03
30-Sep-93                11,306.07                11,906.23
29-Oct-93                11,316.04                11,928.85
30-Nov-93                11,146.55                11,823.87
31-Dec-93                11,459.74                12,073.36
31-Jan-94                11,540.59                12,210.99
28-Feb-94                11,217.21                11,894.73
31-Mar-94                10,856.25                11,410.61
29-Apr-94                10,805.09                11,507.60
31-May-94                10,825.56                11,607.72
30-Jun-94                10,878.47                11,536.91
29-Jul-94                11,023.52                11,748.04
31-Aug-94                11,013.16                11,789.16
30-Sep-94                10,920.17                11,615.86
31-Oct-94                10,699.88                11,409.09
30-Nov-94                10,448.12                11,202.59
30-Dec-94                10,808.25                11,449.05
31-Jan-95                11,021.85                11,776.49
28-Feb-95                11,342.25                12,119.19
31-Mar-95                11,538.24                12,258.56
28-Apr-95                11,559.87                12,273.27
31-May-95                11,841.02                12,664.78
30-Jun-95                11,843.49                12,554.60
31-Jul-95                11,911.04                12,673.87
31-Aug-95                12,023.18                12,834.83
29-Sep-95                12,090.75                12,915.69
31-Oct-95                12,317.26                13,102.96
30-Nov-95                12,599.18                13,320.47
29-Dec-95                12,779.71                13,448.35
31-Jan-96                12,833.39                13,550.56
29-Feb-96                12,768.92                13,458.41
29-Mar-96                12,576.39                13,286.15
30-Apr-96                12,503.05                13,248.94
31-May-96                12,517.94                13,243.64
28-Jun-96                12,643.88                13,388.00
31-Jul-96                12,765.44                13,509.83
30-Aug-96                12,733.43                13,507.13
30-Sep-96                12,983.02                13,696.23
31-Oct-96                13,138.50                13,851.00
29-Nov-96                13,447.12                14,104.47
31-Dec-96                13,340.53                14,045.23
31-Jan-97                13,320.84                14,071.92
28-Feb-97                13,458.03                14,201.38
31-Mar-97                13,220.31                14,009.66
30-Apr-97                13,333.57                14,127.34
30-May-97                13,555.27                14,339.25
30-Jun-97                13,721.29                14,492.68
31-Jul-97                14,229.24                14,894.13
29-Aug-97                13,994.97                14,754.12
30-Sep-97                14,227.10                14,929.70
31-Oct-97                14,317.67                15,025.25
28-Nov-97                14,417.49                15,113.90
31-Dec-97                14,719.59                15,334.56
30-Jan-98                14,886.90                15,492.51
27-Feb-98                14,852.75                15,497.15
31-Mar-98                14,832.43                15,511.10
30-Apr-98                14,733.54                15,441.30
29-May-98                15,031.73                15,685.27
30-Jun-98                15,091.74                15,746.45
31-Jul-98                15,096.02                15,785.81
31-Aug-98                15,375.36                16,030.49
30-Sep-98                15,616.12                16,230.87
30-Oct-98                15,513.71                16,230.87
30-Nov-98                15,573.31                16,287.68
31-Dec-98                15,600.14                16,328.40
29-Jan-99                15,801.79                16,522.71
26-Feb-99                15,669.37                16,450.01
31-Mar-99                15,703.90                16,473.04
30-Apr-99                15,735.06                16,514.22
28-May-99                15,595.93                16,418.44
30-Jun-99                15,317.09                16,182.01
30-Jul-99                15,319.13                16,240.27
31-Aug-99                15,047.73                16,110.35
30-Sep-99                15,010.43                16,116.79
29-Oct-99                14,719.39                15,942.73
30-Nov-99                14,915.30                16,111.72
31-Dec-99                14,720.65                15,990.88
31-Jan-00                14,598.90                15,922.12
29-Feb-00                14,816.62                16,106.82
31-Mar-00                15,225.89                16,459.56
28-Apr-00                15,086.98                16,362.45
31-May-00                14,955.77                16,277.36
30-Jun-00                15,397.15                16,708.39
31-Jul-00                15,608.39                16,940.97
31-Aug-00                15,864.83                17,202.03
29-Sep-00                15,783.46                17,112.75
31-Oct-00                15,970.21                17,299.45
30-Nov-00                16,112.75                17,430.23
29-Dec-00                16,488.87                17,860.93
31-Jan-01                16,620.20                18,037.94
28-Feb-01                16,673.96                18,095.12
30-Mar-01                16,831.04                18,257.25
30-Apr-01                16,646.44                18,059.52
31-May-01                16,837.32                18,253.84
29-Jun-01                16,981.46                18,375.78
31-Jul-01                17,267.93                18,648.29
31-Aug-01                17,630.63                18,955.43
28-Sep-01                17,557.42                18,891.93
31-Oct-01                17,787.10                19,116.74
30-Nov-01                17,623.46                18,955.78
31-Dec-01                17,412.03                18,776.46
31-Jan-02                17,701.43                19,102.04
28-Feb-02                17,926.88                19,332.41
28-Mar-02                17,560.94                18,953.50
30-Apr-02                17,856.57                19,324.04

*    An unmanaged broad-based index that provides a performance indicator of the overall municipal bond market. It is not possible to invest directly in the
     Index.

      Income from this Fund may be subject to the Alternative Minimum Tax.

                     Average Annual Total Returns/1/
                                 April 30, 2002

                                                               From      Inception
                                1-Year   5-Year    10-Year   Inception     Date
-----------------------------------------------------------------------------------
Class A (without sales charge)   7.27%    6.02%     6.40%      6.55%       7/16/87
Class A/2/ (with sales charge)   2.95%    5.14%     5.97%      6.26%       7/16/87

Class B (without CDSC)           6.40%    5.12%      N/A       4.92%        1/8/97
Class B/2/ (with CDSC)           1.40%    4.96%      N/A       4.92%        1/8/97

Class I/3/                       7.61%     N/A       N/A       4.84%      12/29/97

-----------------------
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.

/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.

/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

THE AAL BOND FUND

A Share Ticker. . . AAINX . . . I Share Ticker. . . IIINX . . . A Share Assets. .. . $451,471,253 . . . B Share Assets. . .$7,915,715 . . . I Share Assets. . $22,850,030.. . . A Share NAV. . $9.82.. . .B Share NAV. . $9.82. . . . I Share NAV. .$9.82 . . .Number of Securities in Portfolio. . .95

[PHOTOS OF ALAN D. ONSTAD AND MICHAEL G. LANDREVILLE]

The rapid and extensive interest rate cuts orchestrated by the Federal Reserve along with nervous investors fleeing the stock market set the stage for sound bond performance over much of the twelve-month period ended April 30th, 2002. For the same period, the AAL Bond Fund turned in a 6.01% total return, while its market benchmark, the Lehman Brothers Aggregate Index, posted a 7.84% return.

Investors Seek Safety

High quality bonds, as those found in the Fund, benefited greatly from investors searching for safety in a very volatile stock environment. This “flight-to-quality” reaction combined with the Federal Reserve’s interest rate cutting cycle increased demand for higher-yielding, higher-quality bonds pushing up bond fund returns.

Not even the relative safety of bond funds could escape the increased scrutiny on company balance sheets, however, as the Enron aftermath set off a rush of anxiety over corporate debt. Highly-leveraged industries, such as the telecommunications sector, were hit particularly hard as these companies struggled to find cash funding sources in a very cautious lending surroundings. The Fund’s exposure to this troubled industry, in large part, explains its underperformance against its market benchmark. The last three months of the reporting period, in particular, proved damaging as investors exhibited little confidence in the debt-burdened telecommunications sector, even companies thought of as “giants’ of corporate debt issuance. (Please see the schedule of investments for more information about the Fund’s holdings.)

Real estate investment trusts, or “REITS,” and select holdings in the paper and auto industries provided thrust to the Fund’s performance. Toward the end of the reporting period, we added to the mortgage-backed security component of the Fund in order to take better advantage of a stable interest rate environment outlook over the next several months.

Outlook

Expectations are that the economy will continue to improve, if at a slower pace, and that eventually concerns over corporate bookkeeping will subside. We continue to believe that corporate bond offer solid value, despite some recent spread tightening relative to U.S. treasuries, and the Fund will look to diversify across a broad range of industries that hold attraction. Our strong fundamental research framework will look to identify and avoid troubled sectors and seek out those with good value.

The Fund is rooted in the belief that a well-diversified portfolio is the best way to provide consistent results over longer time periods.

/s/ Alan D. Onstad

Alan D. Onstad
Portfolio Manager

/s/ Michael G. Landreville

Michael G. Landreville
Portfolio Manager

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment

In Class A Shares - Including 4% Sales Charge

[MOUNTAIN CHART HERE]

                                          Lehman Aggregate
Date                    AAL Bond Fund        Bond Index*
30-Apr-92               9,597.70             10,000.00
29-May-92               9,764.69             10,188.71
30-Jun-92               9,938.17             10,328.90
31-Jul-92              10,167.48             10,539.72
31-Aug-92              10,261.46             10,646.41
30-Sep-92              10,404.00             10,772.72
30-Oct-92              10,239.75             10,629.80
30-Nov-92              10,186.74             10,632.23
31-Dec-92              10,348.23             10,801.31
29-Jan-93              10,549.35             11,008.45
28-Feb-93              10,734.44             11,201.02
31-Mar-93              10,782.58             11,247.87
30-Apr-93              10,865.96             11,326.09
28-May-93              10,842.94             11,340.45
30-Jun-93              11,045.26             11,545.96
30-Jul-93              11,078.89             11,611.24
31-Aug-93              11,290.13             11,814.89
30-Sep-93              11,320.79             11,847.33
29-Oct-93              11,358.00             11,891.54
30-Nov-93              11,200.47             11,790.44
31-Dec-93              11,258.77             11,854.35
31-Jan-94              11,407.78             12,014.40
28-Feb-94              11,152.12             11,805.67
31-Mar-94              10,874.11             11,514.57
29-Apr-94              10,757.92             11,422.63
31-May-94              10,742.65             11,421.05
30-Jun-94              10,726.15             11,395.78
29-Jul-94              10,888.03             11,622.20
31-Aug-94              10,910.98             11,636.54
30-Sep-94              10,760.88             11,465.29
31-Oct-94              10,735.19             11,455.02
30-Nov-94              10,677.25             11,429.63
30-Dec-94              10,724.51             11,508.66
31-Jan-95              10,900.63             11,736.43
28-Feb-95              11,121.08             12,015.43
31-Mar-95              11,203.94             12,089.10
28-Apr-95              11,342.10             12,258.03
31-May-95              11,700.70             12,732.38
30-Jun-95              11,771.69             12,825.70
31-Jul-95              11,722.18             12,797.08
31-Aug-95              11,850.67             12,951.41
29-Sep-95              11,955.44             13,077.56
31-Oct-95              12,101.45             13,247.57
30-Nov-95              12,282.14             13,446.02
29-Dec-95              12,446.97             13,634.80
31-Jan-96              12,510.16             13,725.20
29-Feb-96              12,235.20             13,486.65
29-Mar-96              12,129.08             13,392.92
30-Apr-96              12,042.89             13,317.65
31-May-96              12,003.03             13,290.62
28-Jun-96              12,136.10             13,469.11
31-Jul-96              12,178.35             13,506.02
30-Aug-96              12,164.24             13,483.46
30-Sep-96              12,357.33             13,718.21
31-Oct-96              12,626.46             14,022.20
29-Nov-96              12,843.67             14,262.40
31-Dec-96              12,728.01             14,129.76
31-Jan-97              12,779.36             14,173.00
28-Feb-97              12,804.10             14,208.15
31-Mar-97              12,685.04             14,050.72
30-Apr-97              12,817.15             14,261.20
30-May-97              12,920.64             14,395.97
30-Jun-97              13,082.24             14,566.85
31-Jul-97              13,417.78             14,959.43
29-Aug-97              13,318.23             14,831.97
30-Sep-97              13,509.12             15,050.75
31-Oct-97              13,699.02             15,269.13
28-Nov-97              13,731.98             15,339.37
31-Dec-97              13,871.00             15,493.68
30-Jan-98              14,031.15             15,692.62
27-Feb-98              13,981.90             15,680.85
31-Mar-98              14,032.41             15,734.80
30-Apr-98              14,080.84             15,816.93
29-May-98              14,209.78             15,966.88
30-Jun-98              14,320.03             16,102.28
31-Jul-98              14,326.78             16,136.41
31-Aug-98              14,575.65             16,399.11
30-Sep-98              14,896.18             16,783.02
30-Oct-98              14,771.33             16,694.40
30-Nov-98              14,703.55             16,788.89
31-Dec-98              14,790.47             16,839.43
29-Jan-99              14,864.28             16,959.66
26-Feb-99              14,589.97             16,663.55
31-Mar-99              14,690.49             16,756.03
30-Apr-99              14,729.70             16,809.14
28-May-99              14,570.80             16,661.90
30-Jun-99              14,512.06             16,608.74
30-Jul-99              14,428.95             16,538.16
31-Aug-99              14,411.95             16,529.72
30-Sep-99              14,558.55             16,721.47
29-Oct-99              14,581.22             16,783.17
30-Nov-99              14,604.55             16,782.00
31-Dec-99              14,546.49             16,701.11
31-Jan-00              14,497.67             16,646.49
29-Feb-00              14,637.04             16,847.75
31-Mar-00              14,793.33             17,069.63
28-Apr-00              14,708.88             17,020.99
31-May-00              14,682.41             17,013.16
30-Jun-00              14,984.09             17,367.03
31-Jul-00              15,096.93             17,524.72
31-Aug-00              15,323.29             17,778.83
29-Sep-00              15,419.24             17,890.66
31-Oct-00              15,457.33             18,008.92
30-Nov-00              15,770.39             18,303.54
29-Dec-00              16,111.70             18,643.07
31-Jan-01              16,316.27             18,947.89
28-Feb-01              16,466.88             19,112.92
30-Mar-01              16,565.45             19,208.87
30-Apr-01              16,485.28             19,129.15
31-May-01              16,568.42             19,244.69
29-Jun-01              16,596.83             19,317.25
31-Jul-01              17,004.53             19,749.18
31-Aug-01              17,206.97             19,975.51
28-Sep-01              17,419.80             20,208.22
31-Oct-01              17,729.63             20,631.18
30-Nov-01              17,516.40             20,346.67
31-Dec-01              17,423.72             20,217.27
31-Jan-02              17,503.13             20,381.03
28-Feb-02              17,582.40             20,578.52
28-Mar-02              17,265.52             20,236.30
30-Apr-02              17,475.30             20,628.68

*    An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities,  corporate debt
     obligations,   mortgage-backed  securities,   asset-backed  securities  and
     commercial  mortgage  backed  securities.  It is  not  possible  to  invest directly in the Index.

                     Average Annual Total Returns/1/
                                 April 30, 2002

                                                              From     Inception
                                1-Year   5-Year   10-Year   Inception    Date
--------------------------------------------------------------------------------
Class A (without sales charge)   6.01%    6.40%    6.18%      6.95%     7/16/87
Class A/2/ (with sales charge)   1.75%    5.53%    5.74%      6.65%     7/16/87

Class B (without CDSC)           5.03%    5.38%     N/A       5.30%      1/8/97
Class B/2/ (with CDSC)           0.03%    5.22%     N/A       5.30%      1/8/97

Class I/3/                       6.42%     N/A      N/A       5.89%    12/29/97

--------------------
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.

/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.

/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

THE AAL MONEY MARKET FUND

A Share Ticker . . . AMMXX . . . I Share Ticker . . . AALXX . . . A Share Assets .. . .$399,774,427 . . . B Share Assets . . . $2,804,259 . . . I Share Assets . . .. $117,751,727. . . A Share NAV . . $1.00. . . . B Share NAV . . . $1.00. . . I Share NAV . . . $1.00. . . Number of Securities in Portfolio. . . 113

[PHOTO OF GAIL ONAN]

Money market yields fluctuated during the twelve-month period ended April 30, 2002, while the supply of corporate issues dwindled. Overall for the reporting period, the AAL Money Market Fund generated 2.28% total return.

Supply of Commercial Paper Limited

Money market yields remained low during the early months of the reporting period, as the Federal Reserve continued to pump liquidity into the financial markets. With investors anticipating an end to lower interest rates in November, we saw an opportunity to lock in higher yields by extending the Fund’s duration. By investing in longer-dated securities, we were able to keep the Fund’s overall yield levels constant over the ensuing months.

December marked the end of the monetary easing cycle, which constituted the largest proportional reduction in short-term interest rates in nearly 30 years. The fourth quarter of 2001 also saw a sea change in the operating environment for money market participants. Following the bankruptcy of Enron Corp., investors shunned issuers burdened with high levels of short-term debt. In response, many cut back on short-term financing, which significantly decreased the supply of commercial paper.

Expectations Shift

After trading in a range from December through February, yields on longer-dated instruments edged upward in March, as investors anticipated higher short-term interest rates. We took advantage of this opportunity to capture higher yields by extending the Fund’s duration once again. This strategy provided the Fund with much-needed cushion in April, when money market yields came down amid growing market uncertainty. (Please see the schedule of investments for more information about the Fund’s holdings.)

Outlook

While the U.S. economy has shown clear signs of recovery, corporate earnings have generally been slow to respond. Until businesses ramp up spending and manufacturing activity increases, we expect the Federal Reserve to leave interest rates unchanged. Nonetheless, money market yields could trend downward during the summer, owing to a lingering shortage of corporate paper. Over the interim, we anticipate keeping the Fund’s weighted average maturity longer than that of our peer group of money market funds.

With liquidity for corporate issues still tight, we will be open to a wide range of investment opportunities over the coming months. As always, we will keep the Fund invested across a broad range of industries and maturities, while focusing on companies with established track records and strong balance sheets. While the overall credit quality of U.S. money market instruments has gradually deteriorated over the past year, the credit quality of our holdings has remained unchanged. In all markets, we believe our shareholders are best served by a measured, conservative investment approach centered on the highest-quality money market securities.

/s/ Gail Onan

Gail Onan
Portfolio Manager

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

                            THE AAL MONEY MARKET FUND
                                 April 30, 2002

                          7-Day Yield/+/    7-Day Effective Yield/+/
                         ----------------  --------------------------
             A Shares        1.04%                 1.04%
             B Shares        0.43%                 0.43%
             I Shares        1.44%                 1.45%

/+/Yield  quotations more closely reflect the current  earnings of the Fund than the total return.

                     Average Annual Total Returns/1/
                                 April 30, 2002

                                                         From        Inception
                          1-Year  5-Year    10-Year    Inception       Date
-------------------------------------------------------------------------------------------------------------------------------------
Class A                   2.28%    4.54%    4.12%       4.94%         3/10/88

Class B (without CDSC)    1.34%    3.57%      N/A       3.65%          1/8/97
Class B/2/ (with CDSC)  (3.66)%    3.40%      N/A       3.65%          1/8/97

Class I/3/                2.54%      N/A      N/A       4.75%        12/29/97

--------------------
/1/  Past performance is not an indication of future results.  At various times, the  Fund's  adviser  waived its  management  fee  and/or  reimbursed  Fund expenses.  Had the adviser not done so, the Fund's total returns and yields would have been lower.

/2/  Class B performance  reflects the maximum contingent  deferred sales charge
     (CDSC) of 5%,  declining  1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

REPORT OF INDEPENDENT ACCOUNTANTS

[PricewaterhouseCoopers LLP LOGO]
                                                      PricewaterhouseCoopers LLP
                                                      100 East Wisconsin Avenue
                                                      Suite 1500
                                                      Milwaukee, WI  53202
                                                      Telephone (414) 212-1600

To the Shareholders and Trustees of
The AAL Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money Market Fund (four of the portfolios constituting The AAL Mutual Funds and hereafter referred to as the “Funds”) at April 30, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
May 30, 2002

THE AAL HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective

The Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as “junk bonds.” The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

   Principal                                                               Interest             Maturity            Market
   Amount     Long-Term Fixed Income Investments (95.6%)                    Rate                 Date               Value
====================================================================================================================================
Basic Materials (8.2%)
  $   300,000    Airgas, Inc.                                                9.125%              10/1/2011       $    320,250
      400,000    Airgas, Inc.                                                7.750               9/15/2006            412,516
      350,000    Avecia Group plc                                           11.000                7/1/2009            367,500
      700,000    Century Aluminum Company                                   11.750               4/15/2008            752,500
      430,000    Equistar Chemicals LP                                      10.125                9/1/2008            423,550
      400,000    Equistar Chemicals LP                                       8.750               2/15/2009            370,397
      200,000    Ferro Corporation                                           9.125                1/1/2009            211,675
      300,000    Georgia-Pacific Corporation                                 9.125                7/1/2022            276,194
      200,000    Georgia-Pacific Corporation                                 8.875               5/15/2031            193,350
      350,000    Graphic Packaging Corporation/2/                            8.625               2/15/2012            366,625
      750,000    Hercules, Inc.                                             11.125              11/15/2007            835,313
      600,000    ISP Chemco, Inc.                                           10.250                7/1/2011            630,000
      250,000    ISP Holdings, Inc./2/                                      10.625              12/15/2009            256,250
      250,000    Longview Fibre Company/2/                                  10.000               1/15/2009            261,875
      950,000    Lyondell Chemical Company                                   9.625                5/1/2007            940,500
      300,000    Lyondell Chemical Company/2/                                9.500              12/15/2008            294,000
      850,000    MacDermid, Inc.                                             9.125               7/15/2011            901,000
      800,000    Millennium America, Inc.                                    9.250               6/15/2008            812,000
      550,000    OM Group, Inc./2/                                           9.250              12/15/2011            569,250
    1,000,000    Silgan Holdings, Inc.                                       9.000                6/1/2009          1,038,750
      300,000    Stone Container Corporation                                 9.750                2/1/2011            322,500
                                                Total Basic Materials                                              10,555,995
------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (6.5%)
      400,000    Allied Waste North America, Inc.                            8.500               12/1/2008            406,000
    2,500,000    Allied Waste North America, Inc.                            7.625                1/1/2006          2,468,750
      700,000    Allied Waste North America, Inc. Series B                  10.000                8/1/2009            719,250
    1,650,000    Building Materials Corporation of America                   7.750               7/15/2005          1,437,562
    1,000,000    Compass Minerals Group, Inc./2/                            10.000               8/15/2011          1,060,000
      600,000    Dresser, Inc.                                               9.375               4/15/2011            622,500
      350,000    Dresser, Inc./2/                                            9.375               4/15/2011            363,125
      268,093    Stone Container Corporation Bank Term Loan G/8/             5.375               3/31/2006            268,093
      268,574    Stone Container Corporation Bank Term Loan G/8/             5.375               3/31/2006            268,574
      231,459    Stone Container Corporation Bank Term Loan H/8/             5.438               3/31/2006            231,459
      231,875    Stone Container Corporation Bank Term Loan H/8/             5.375               3/31/2006            231,875
      450,000    Tyco International Group SA/9/                              0.000               2/12/2021            303,750
                                                Total Capital Goods                                                 8,380,938
------------------------------------------------------------------------------------------------------------------------------------

Communications (29.2%)
      300,000    Adelphia Communications Corporation                        10.875               10/1/2010            259,500
      150,000    Adelphia Communications Corporation                        10.250               11/1/2006            128,250
    1,200,000    American Cellular Corporation                               9.500              10/15/2009            756,000
      750,000    American Media Operation, Inc.                             10.250                5/1/2009            784,687
      100,000    American Media Operation, Inc./2/                          10.250                5/1/2009            104,625
      550,000    American Tower Corporation                                  5.000               2/15/2010            312,812
      250,000    AT&T Corporation/2/                                         8.000              11/15/2031            219,735
    1,500,000    British Sky Broadcasting Group plc                          7.300              10/15/2006          1,488,234
      150,000    British Sky Broadcasting Group plc                          6.875               2/23/2009            141,678
      250,000    Cadmus Communications Corporation                           9.750                6/1/2009            260,000
    1,000,000    CanWest Media, Inc.                                        10.625               5/15/2011          1,082,500
    1,500,000    Century Communications Corporation                          8.750               10/1/2007          1,284,375
      200,000    Chancellor Media Corporation                                8.000               11/1/2008            207,500
    1,950,000    Charter Communications Holdings LLC                        10.000                4/1/2009          1,852,500
      350,000    Charter Communications Holdings LLC                         8.625                4/1/2009            312,375
      650,000    Charter Communications Holdings LLC                         8.250                4/1/2007            580,125
      500,000    Crown Castle International Corporation/7/                   0.000              11/15/2007            445,000
      200,000    CSC Holdings, Inc.                                          8.125               8/15/2009            196,224
    1,400,000    CSC Holdings, Inc.                                          8.125               7/15/2009          1,373,697
    1,500,000    CSC Holdings, Inc.                                          7.625                4/1/2011          1,405,125
    1,200,000    EchoStar Broadband Corporation                             10.375               10/1/2007          1,287,000
    1,250,000    EchoStar DBS Corporation                                    9.250                2/1/2006          1,284,375
      600,000    Flag, Ltd./5/                                               8.250               1/30/2008            102,000
    1,200,000    Fox Sports Networks LLC                                     8.875               8/15/2007          1,242,000
      500,000    France Telecom SA                                           8.500                3/1/2031            524,021
      200,000    France Telecom SA                                           7.750                3/1/2011            203,175
      800,000    Garden State Newspapers, Inc.                               8.625                7/1/2011            788,000
      200,000    Hollinger International Publishing, Inc.                    9.250                2/1/2006            205,500
      950,000    Hollinger International Publishing, Inc.                    9.250               3/15/2007            976,125
    1,350,000    ICG Holdings, Inc./5, 7/                                   12.500                5/1/2006             67,500
      400,000    Level 3 Communications, Inc.                                9.125                5/1/2008            176,000
      850,000    LIN Television Corporation                                  8.375                3/1/2008            856,375
      300,000    MasTec, Inc.                                                7.750                2/1/2008            270,000
    1,000,000    Mediacom Broadband LLC                                     11.000               7/15/2013          1,067,500
    1,650,000    Nextel Communications, Inc./7/                              0.000               9/15/2007          1,183,875
      300,000    Nextel Partners, Inc./2/                                   12.500              11/15/2009            204,000
      500,000    Panamsat Corporation/2/                                     8.500                2/1/2012            500,000
      900,000    Price Communications Wireless, Inc                          9.125              12/15/2006            940,500
      250,000    PRIMEDIA, Inc.                                              8.875               5/15/2011            220,000
      500,000    PRIMEDIA, Inc.                                              7.625                4/1/2008            422,500
      900,000    Quebecor Media, Inc.                                       11.125               7/15/2011            955,125
      300,000    Qwest Capital Funding, Inc.                                 7.900               8/15/2010            220,563
      120,000    Qwest Capital Funding, Inc.                                 7.750               2/15/2031             82,342
      970,000    Qwest Capital Funding, Inc.                                 7.250               2/15/2011            703,868
      600,000    Qwest Corporation/2/                                        8.875               3/15/2012            583,908
      400,000    Renaissance Media Group LLC/7/                              0.000               4/15/2008            324,000
    1,850,000    Rogers Cantel, Inc.                                         9.375                6/1/2008          1,752,875
      500,000    Rogers Communications, Inc.                                 8.875               7/15/2007            502,500
      750,000    Rural Cellular Corporation                                  9.625               5/15/2008            618,750
      250,000    Sinclair Broadcast Group, Inc.                              9.000               7/15/2007            261,250
      450,000    Sinclair Broadcast Group, Inc./2/                           8.750              12/15/2011            472,500
      500,000    Sprint Capital Corporation                                  7.625               1/30/2011            470,760
      300,000    Sprint Capital Corporation                                  6.875              11/15/2028            232,550
      550,000    Sprint Capital Corporation/2/                               8.375               3/15/2012            541,494
      247,000    TeleCorp PCS, Inc.                                         10.625               7/15/2010            281,580
      375,000    Time Warner Telecom, Inc.                                  10.125                2/1/2011            183,750
    1,000,000    Tritel PCS, Inc.                                           10.375               1/15/2011          1,110,000
      350,000    TSI Telecommunication Services, Inc./2/                    12.750                2/1/2009            339,500
      500,000    Univision Communications, Inc.                              7.850               7/15/2011            519,925
      400,000    US Unwired, Inc./7/                                         0.000               11/1/2009            266,000
      300,000    World Color Press, Inc.                                     7.750               2/15/2009            301,374
    1,350,000    Young Broadcasting, Inc.                                   10.000                3/1/2011          1,417,500
                                                Total Communications                                               37,857,502
------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical (12.3%)
      400,000    Argosy Gaming Company                                       9.000                9/1/2011            424,000
      400,000    Boyd Gaming Corporation/2/                                  8.750               4/15/2012            416,500
      400,000    Circus & Eldorado Joint Venture/Silver Legacy Capital
                 Corporation/2/                                             10.125                3/1/2012            416,000
      500,000    Extended Stay America, Inc.                                 9.875               6/15/2011            525,000
    1,446,333    Extended Stay America, Inc. Bank Term Loan/8/               4.910               1/31/2009          1,449,949
      200,000    Ford Motor Company                                          7.450               7/16/2031            188,419
      750,000    Forest City Enterprises, Inc.                               8.500               3/15/2008            765,000
      300,000    Harrah's Operating Company, Inc.                            7.875              12/15/2005            310,875
    1,100,000    HMH Properties, Inc.                                        7.875                8/1/2005          1,097,250
    1,450,000    Horseshoe Gaming Holding Corporation                        8.625               5/15/2009          1,508,000
      325,000    International Game Technology                               8.375               5/15/2009            343,688
      400,000    ITT Corporation                                             6.750              11/15/2005            396,200
      900,000    John Q. Hammons Hotels, Inc.                                8.875               2/15/2004            902,250
      500,000    Jupiters, Ltd.                                              8.500                3/1/2006            515,000
      525,000    Lear Corporation                                            7.960               5/15/2005            544,160
      650,000    Mandalay Resort Group                                       7.000              11/15/2036            608,226
      350,000    Mandalay Resort Group                                       6.700              11/15/2096            347,349
      650,000    Mandalay Resort Group                                       9.375               2/15/2010            702,000
      400,000    MGM Mirage, Inc.                                            8.500               9/15/2010            426,070
      150,000    MGM Mirage, Inc.                                            6.950                2/1/2005            153,117
    1,400,000    Mirage Resorts, Inc.                                        7.250              10/15/2006          1,414,785
      100,000    Mirage Resorts, Inc.                                        6.750                2/1/2008             97,804
      650,000    Park Place Entertainment Corporation                        8.875               9/15/2008            689,000
      350,000    Park Place Entertainment Corporation                        7.875              12/15/2005            356,125
      500,000    Starwood Hotels & Resorts Worldwide, Inc./2/                7.875                5/1/2012            501,875
      750,000    Station Casinos, Inc.                                       8.875               12/1/2008            774,375
                                                Total Consumer Cyclical                                            15,873,017
------------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (9.1%)
      650,000    Amerisource Bergen Corporation                              8.125                9/1/2008            689,000
      300,000    Armkel Finance, Inc.                                        9.500               8/15/2009            319,875
      950,000    Beverly Enterprises, Inc.                                   9.000               2/15/2006            969,000
      750,000    Constellation Brands, Inc.                                  8.500                3/1/2009            776,250
      550,000    Constellation Brands, Inc.                                  8.125               1/15/2012            563,750
      250,000    Dimon, Inc.                                                 9.625              10/15/2011            263,750
      475,000    Extendicare Health Services, Inc.                           9.350              12/15/2007            448,875
      300,000    Foamex L.P. Capital Corporation/2/                         10.750                4/1/2009            316,500
      200,000    HCA, Inc.                                                   7.250               5/20/2008            207,314
      400,000    HEALTHSOUTH Corporation                                    10.750               10/1/2008            448,000
      400,000    HEALTHSOUTH Corporation                                     8.500                2/1/2008            416,000
      150,000    HEALTHSOUTH Corporation                                     8.375               10/1/2011            156,375
      250,000    Ingles Markets, Inc.                                        8.875               12/1/2011            251,250
      300,000    Johnsondiversey, Inc./2/                                    9.625               5/15/2012            311,625
      500,000    Mail-Well, Inc./2/                                          9.625               3/15/2012            505,000
      750,000    Manor Care, Inc.                                            7.500               6/15/2006            775,181
    1,000,000    Omnicare, Inc.                                              8.125               3/15/2011          1,057,500
      400,000    Owens & Minor, Inc.                                         8.500               7/15/2011            422,000
      500,000    Physician Sales & Service, Inc.                             8.500               10/1/2007            507,500
      200,000    Smithfield Foods, Inc. Series B                             8.000              10/15/2009            202,250
    1,800,000    Solectron Corporation/9/                                    0.000                5/8/2020          1,041,750
    1,000,000    Triad Hospitals Holdings, Inc.                             11.000               5/15/2009          1,122,500
                                                Total Consumer Noncyclicals                                        11,771,245
------------------------------------------------------------------------------------------------------------------------------------

Energy (11.5%)
      600,000    Amerigas Partners, L.P.                                     8.830               4/19/2010            619,250
      100,000    Calpine Corporation                                         8.625               8/15/2010             85,500
    1,700,000    Calpine Corporation                                         7.625               4/15/2006          1,470,500
      950,000    Chesapeake Energy Corporation                               8.500               3/15/2012            952,375
       50,000    Cross Timbers Oil Company                                   8.750               11/1/2009             52,500
      750,000    Giant Industries, Inc.                                      9.750              11/15/2003            746,250
      300,000    Hanover Equipment Trust Series 2001 Class A/2/              8.500                9/1/2008            303,000
      500,000    Key Energy Services, Inc.                                   8.375                3/1/2008            515,000
      500,000    Magnum Hunter Resources, Inc./2/                            9.600               3/15/2012            525,000
      550,000    Newpark Resources, Inc.                                     8.625              12/15/2007            528,000
    1,150,000    Ocean Energy, Inc.                                          8.875               7/15/2007          1,208,938
    1,200,000    Pioneer Natural Resources                                   8.250               8/15/2007          1,241,642
      550,000    Pogo Producing Company                                      8.250               4/15/2011            572,000
      850,000    Pride International, Inc.                                   9.375                5/1/2007            889,313
      900,000    Pride International, Inc./9/                                0.000               4/24/2018            416,250
      500,000    SESI LLC                                                    8.875               5/15/2011            502,500
      950,000    Snyder Oil Corporation                                      8.750               6/15/2007            986,812
      320,000    South Point Energy Center LLC/ Broad River Energy
                 LLC/Rockgen Energy LLC/2/                                   8.400               5/30/2012            284,800
      250,000    Stone Energy Corporation                                    8.250              12/15/2011            255,625
      700,000    Tesoro Escrow Corporation/2/                                9.625                4/1/2012            715,750
      150,000    Tesoro Petroleum Corporation                                9.625               11/1/2008            153,375
      750,000    Vintage Petroleum, Inc.                                     9.000              12/15/2005            765,000
      150,000    Vintage Petroleum, Inc.                                     8.625                2/1/2009            145,875
      850,000    Vintage Petroleum, Inc./2/                                  8.250                5/1/2012            847,875
      100,000    Westport Resources Corporation                              8.250               11/1/2011            103,000
                                                Total Energy                                                       14,886,130
------------------------------------------------------------------------------------------------------------------------------------

Finance (3.5%)
      850,000    Bluewater Finance, Ltd./2/                                 10.250               2/15/2012            884,000
    1,150,000    Cedar Brakes II LLC/2/                                      9.875                9/1/2013          1,207,385
    1,350,000    FINOVA Group, Inc.                                          7.500              11/15/2009            479,250
    1,000,000    Gemstone Investor, Ltd./2/                                  7.710              10/31/2004          1,008,507
      245,857    JET Equipment TST Series 1995 Class A/2/                    7.630               2/15/2015            220,676
      450,000    Pemex Master Trust/2/                                       8.000              11/15/2011            462,375
      300,000    Ventas Realty LP Capital Corporation/2/                     8.750                5/1/2009            305,250
                                                Total Finance                                                       4,567,443
------------------------------------------------------------------------------------------------------------------------------------

Non Corporate (2.2%)
    2,462,820    Brazilian Government International Bond                     8.000               4/15/2014          1,942,549
      850,000    Mexico Government International Bond                        8.300               8/15/2031            867,850
                                                Total Non Corporate                                                 2,810,399
------------------------------------------------------------------------------------------------------------------------------------

Other (0.1%)
      150,000    Dura Operating Corporation/2/                               8.625               4/15/2012            156,375
                                                Total Other                                                           156,375
------------------------------------------------------------------------------------------------------------------------------------

Technology (0.6%)
      500,000    Fisher Scientific International, Inc.                       9.000                2/1/2008            520,000
      250,000    Fisher Scientific International, Inc.                       9.000                2/1/2008            260,000
                                                Total Technology                                                      780,000
------------------------------------------------------------------------------------------------------------------------------------

Transportation (2.1%)
      300,000    American Airlines, Inc./2/                                  7.858               10/1/2011            318,313
      500,000    Continental Airlines, Inc. Series 2001-1                    7.373              12/15/2015            491,026
      200,000    Dunlop Standard Aerospace Holdings plc                     11.875               5/15/2009            204,000
      225,000    JET Equipment TST Series 1995/2/                           10.000               6/15/2012            180,837
      350,000    TXU Corporation - Pinnacle Partners/2/                      8.830               8/15/2004            353,081
      300,000    United Air Lines, Inc. Series 2000-1                        7.730                7/1/2010            278,460
      600,000    United Air Lines, Inc. Series 2001-1                        6.602                9/1/2013            533,058
      469,441    US Airways Pass Through Trust Company Series 99-1           8.360               7/20/2020            421,796
                                                Total Transportation                                                2,780,571
------------------------------------------------------------------------------------------------------------------------------------

Utilities (10.3%)
      750,000    AES Corporation                                             9.500                6/1/2009            637,500
      850,000    AES Corporation                                             9.375               9/15/2010            705,500
      250,000    AES Corporation                                             8.875               2/15/2011            202,500
      400,000    AmeriGas Eagle Finance Corporation                         10.000               4/15/2006            424,000
       50,000    AmeriGas Eagle Finance Corporation                          8.875               5/20/2011             52,000
      150,000    BRL Universal Equipment Corporation                         8.875               2/15/2008            155,250
      180,000    Calpine Canada Energy Finance ULC                           8.500                5/1/2008            153,900
      300,000    Calpine Steers Corporation Series 2002-112                  4.095               5/27/2003            300,000
    2,500,000    CMS Energy Corporation                                      7.500               1/15/2009          2,512,500
    1,020,085    Commonwealth Edison Company Bank Term Loan/8/               5.438              12/31/2004          1,026,461
      320,000    Dynegy Holdings, Inc.                                       6.875                4/1/2011            275,200
      300,000    EL Paso Corporation                                         7.750               1/15/2032            299,697
    1,450,000    Ferrellgas Partners, L.P.                                   9.375               6/15/2006          1,493,500
      300,000    Ipalco Enterprises, Inc./2/                                 7.625              11/14/2011            281,348
    1,000,000    L-3 Communications Corporation                             10.375                5/1/2007          1,030,000
      900,000    Leviathan Finance Corporation                              10.375                6/1/2009            981,000
      300,000    Mission Energy Holding Company                             13.500               7/15/2008            329,250
      300,000    PSEG Energy Holdings, Inc.                                 10.000               10/1/2009            316,042
      825,060    Rocky River Private Placement/8/                            8.810               4/14/2007            890,744
      850,000    WCG Note Trust/WCG Note Corporation/2/                      8.250               3/15/2004            856,758
      500,000    Williams Communications Group, Inc./5/                     10.875               10/1/2009             72,500
      150,000    Williams Companies, Inc.                                    7.875                9/1/2021            143,662
      250,000    Williams Companies, Inc.                                    7.500               1/15/2031            227,547
                                                Total Utilities                                                    13,366,859
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                                                Total Long-Term Fixed Income Investments
                                                (Amortized Cost Basis $125,364,101)                               123,786,474
------------------------------------------------------------------------------------------------------------------------------------

      Shares     Common Stocks (0.0%)                                                                            Market Value
====================================================================================================================================
       14,401    Abraxas Petroleum Corporation*                                                                        14,401
          750    Arcadia Financial, Ltd. Warrants (exp. date 3/15/2007)*                                                    7
          833    Orion Refining Corporation*                                                                                0
       11,863    TransTexas Gas Corporation                                                                               593
          925    TransTexas Gas Corporation                                                                               694
          500    Unifi Communications, Inc. Warrants (exp. date 3/1/2007)*                                                  5
                                                Total Common Stocks
                                                (Cost Basis $62,287)                                                   15,700
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Coupon              Maturity            Market
      Shares     Preferred Stocks (1.7%)                                     Rate                 Date               Value
====================================================================================================================================
        2,200    Fresenius Medical Care Capital Trust II*                    7.875%               2/1/2008          2,211,000
        7,473    TransTexas Gas Corporation*                                15.000               3/15/2005              3,737
                                                Total Preferred Stocks
                                                (Cost Basis $2,144,064)                                             2,214,737
------------------------------------------------------------------------------------------------------------------------------------

    Principal                                                              Interest             Maturity            Market
      Amount     Short-Term Investments (2.9%)                               Rate/1/              Date               Value
====================================================================================================================================
  $ 1,900,000    Danske Corporation                                          1.752%              5/28/2002       $  1,897,506
      100,000    Federal Home Loan Mortgage Corporation Discount Notes       1.762                5/6/2002             99,911
      200,000    Federal Home Loan Mortgage Corporation Discount Notes       2.029               8/23/2002            198,727
      492,871    Fidelity Domestic Portfolio Class III                         N/A                  N/A               492,871
      500,000    Mail-Well, Inc.                                             5.000               11/1/2002            496,875
      600,000    UBS Finance Corporation                                     1.759                5/2/2002            599,971
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $3,767,951)                                   3,785,861
------------------------------------------------------------------------------------------------------------------------------------

                                                Total Investments (100.2%)
                                                (Amortized Cost Basis $131,338,403)                               129,802,772
------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities (-0.2%)                              (236,432)
------------------------------------------------------------------------------------------------------------------------------------

                                                Net Assets: (100.0%)                                             $129,566,340
------------------------------------------------------------------------------------------------------------------------------------

--------------------
*Non-income producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.
/2/  144A security.
/5/  Security in default of interest payment (bankrupt).
/7/  Step coupon bond.
/8/  Illiquid security.
/9/  Convertible bond.

         See page 53 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation, by investing primarily in a diversified portfolio of municipal bonds.

   Principal                                                                           Interest        Maturity      Market
     Amount      Municipal Bond Investments (95.1%)                                      Rate            Date        Value
====================================================================================================================================

Alabama (1.7%)
 $  1,000,000    Alabama 21st Century Authority Tobacco Settlement Revenue Bonds         5.750%       12/1/2020  $    976,390
   10,000,000    Huntsville, Alabama Health Care Authority Revenue Bonds (Series B)/3/   5.750         6/1/2032     9,778,200
                                                          Total Alabama                                            10,754,590
------------------------------------------------------------------------------------------------------------------------------------

Alaska (0.5%)
    3,000,000    Northern Tobacco Securitization Corporation Alaska Tobacco
                 Settlement Revenue Bonds                                                6.200         6/1/2022     3,149,520
                                                          Total Alaska                                              3,149,520
------------------------------------------------------------------------------------------------------------------------------------

Arizona (2.0%)
    1,020,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                 Healthcare Pooled Financing) (FGIC Insured)/3/                          5.000         6/1/2012     1,050,467
      975,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                 Healthcare Pooled Financing) (FGIC Insured)/3/                          5.000         6/1/2011     1,009,018
      815,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                 Healthcare Pooled Financing) (FGIC Insured)/3/                          4.500         6/1/2007       835,913
      780,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                 Healthcare Pooled Financing) (FGIC Insured)/3/                          4.250         6/1/2006       796,590
      750,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                 Healthcare Pooled Financing) (FGIC Insured)/3/                          4.000         6/1/2005       763,245
      720,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                 Healthcare Pooled Financing) (FGIC Insured)/3/                          4.000         6/1/2004       735,264
      695,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                 Healthcare Pooled Financing) (FGIC Insured)/3/                          4.000         6/1/2003       708,393
    1,000,000    Maricopa County, Arizona Elementary School District #068
                 Alhambra Prerefunded General Obligation Bonds (AMBAC Insured)           5.125         7/1/2012     1,033,670
    2,000,000    Mesa, Arizona Industrial Development Authority Student Revenue
                 Bonds (East/Maricopa College) (Series A)                                6.250         7/1/2032     2,043,120
      320,000    Phoenix, Arizona Industrial Development Authority Single Family
                 Mortgage Revenue Bonds (Series 1A) (GNMA/FNMA/FHLMC Insured)            5.875         6/1/2016       333,264
    1,500,000    Pima County, Arizona Industrial Development Authority Educational
                 Revenue Bonds (Arizona Charter Schools Project) (Series A)              6.750         7/1/2031     1,488,495
    1,285,000    Pima County, Arizona Industrial Development Authority Multifamily
                 Bonds (La Hacienda Project) (GNMA/FHA Insured)                          7.000       12/20/2031     1,434,137
                                                          Total Arizona                                            12,231,576
------------------------------------------------------------------------------------------------------------------------------------

Arkansas (0.5%)
      710,000    Arkansas State Development Finance Authority Single Family Mortgage
                 Revenue Bonds (Series F) (GNMA Insured) (Subject to 'AMT')              7.450         1/1/2027       748,979
    2,000,000    Blytheville, Arkansas Solid Waste Recycling and Sewer Treatment
                 Revenue Bonds (Nucor Corporation Project) (Subject to 'AMT')            6.900        12/1/2021     2,045,620
                                                          Total Arkansas                                            2,794,599
------------------------------------------------------------------------------------------------------------------------------------

California (7.7%)
  $ 1,450,000    A B C California Unified School District Capital Appreciation
                 General Obligation Bonds (FGIC Insured)/12/                             0.000%        8/1/2030   $   290,015
    1,105,000    California Rural Home Mortgage Finance Authority Single Family
                 Mortgage Revenue Bonds (Series D) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                      7.100         6/1/2031     1,217,997
    4,030,000    Contra Costa County, California Home Mortgage Revenue Bonds
                 (GNMA Insured) (Escrowed to Maturity)/4/                                7.500         5/1/2014     5,188,424
    7,145,000    Foothill/Eastern Transportation Corridor Agency California Toll Road
                 Revenue Bonds (Series A)/7/                                             0.000         1/1/2014     7,348,918
    6,000,000    Foothill/Eastern Transportation Corridor Agency California Toll Road
                 Revenue Bonds (Series A)/7/                                             0.000         1/1/2013     6,171,240
    5,000,000    Foothill/Eastern Transportation Corridor Agency California Toll Road
                 Revenue Bonds (Series A)/7/                                             0.000         1/1/2011     5,132,700
    5,000,000    Foothill/Eastern Transportation Corridor Agency California Toll Road
                 Revenue Bonds (Series A) (Escrowed to Maturity)/7/                      0.000         1/1/2009     4,962,900
    1,335,000    Foothill/Eastern Transportation Corridor Agency California Toll Road
                 Revenue Bonds (Series A) (Escrowed to Maturity)/12/                     0.000         1/1/2005     1,230,069
      420,000    Golden West Schools Financing Authority California Revenue Bonds
                 (Series A) (MBIA Insured)                                               5.800         2/1/2022       465,221
      740,000    Los Angeles, California Department of Water and Power Electric
                 Plant Prerefunded Revenue Bonds                                         6.100        2/15/2017       816,383
      170,000    Los Angeles, California Department of Water and Power Electric
                 Plant Prerefunded Revenue Bonds (FGIC/TCRS Insured)                     5.375         9/1/2023       172,127
      260,000    Los Angeles, California Department of Water and Power Electric
                 Plant Unrefunded Revenue Bonds                                          6.100        2/15/2017       282,654
    4,200,000    Pomona, California Single Family Mortgage Revenue Bonds
                 (Series A) (GNMA/FNMA Insured) (Escrowed to Maturity)                   7.600         5/1/2023     5,364,198
    1,500,000    Richmond, California Wastewater Capital Appreciation Revenue
                 Bonds (FGIC Insured)/12/                                                0.000         8/1/2030       300,015
    3,480,000    Sacramento County, California Single Family Mortgage Revenue
                 Bonds (Escrowed to Maturity) (Subject to 'AMT')                         8.250         1/1/2021     4,826,690
    1,500,000    San Bernardino County, California Single Family Mortgage Revenue
                 Bonds (Series A) (GNMA Insured) (Escrowed to Maturity)                  7.500         5/1/2023     1,934,085
    2,845,000    Union, California Elementary School District Capital Appreciation
                 Bonds (Series B) (FGIC Insured)/12/                                     0.000         9/1/2026       718,078
    2,980,000    Union, California Elementary School District Capital Appreciation
                 Bonds (Series B) (FGIC Insured)/12/                                     0.000         9/1/2025       797,746
                                                          Total California                                         47,219,460
------------------------------------------------------------------------------------------------------------------------------------

Colorado (5.8%)
    2,000,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Bromley East Project) (Series A)                                 7.250        9/15/2030     2,101,660
    1,280,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Cherry Creek Academy Facility, Inc.)                             6.000         4/1/2030     1,263,040
      570,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Cherry Creek Academy Facility, Inc.)                             6.000         4/1/2021       566,626
    2,825,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Classical Academy)                                               7.250        12/1/2030     2,971,166
    1,000,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Pinnacle Charter School Project)                                 5.250        12/1/2011       984,150
      330,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (Renaissance School Project)                                      5.850         6/1/2008       348,130
    5,250,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (University Lab School Project)                                   6.250         6/1/2031     5,201,752
      750,000    Colorado Educational and Cultural Facilities Authority Revenue
                 Bonds (University Lab School Project)                                   6.125         6/1/2021       745,155
    2,000,000    Colorado Health Facilities Authority Revenue Bonds (Evangelical
                 Lutheran)                                                               6.800        12/1/2020     2,126,920
    1,000,000    Colorado Health Facilities Authority Revenue Bonds (Evangelical
                 Lutheran)                                                               6.250        12/1/2010     1,084,510
    2,000,000    Colorado Housing and Finance Authority Revenue Bonds (Series E-3)       6.600         8/1/2017     2,199,480
    1,185,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series A-2) (Subject to 'AMT')                         7.450        10/1/2016     1,310,041
      740,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series A-3)                                            7.250         4/1/2010       813,541
      400,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series A-3)                                            6.300         8/1/2012       431,940
    2,250,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series B-3)                                            6.700         8/1/2017     2,476,170
      750,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                 Family Program) (Series C-3) (FHA/VA Insured)                           7.150        10/1/2030       833,738
    2,000,000    Denver, Colorado Health and Hospital Authority Healthcare Revenue
                 Bonds (Series A)                                                        6.250        12/1/2016     2,087,240
    1,350,000    Denver, Colorado Health and Hospital Authority Healthcare Revenue
                 Bonds (Series A)                                                        6.000        12/1/2031     1,328,157
      500,000    Denver, Colorado Health and Hospital Authority Healthcare Revenue
                 Bonds (Series A)                                                        6.000        12/1/2023       496,925
      200,000    Denver, Colorado Health and Hospital Authority Healthcare Revenue
                 Bonds (Series A)                                                        5.250        12/1/2011       200,688
      200,000    Denver, Colorado Health and Hospital Authority Healthcare Revenue
                 Bonds (Series A)                                                        5.250        12/1/2010       202,388
    4,000,000    Northwest Parkway Public Highway Authority Colorado Capital
                 Appreciation Revenue Bonds (Series C) (AMBA Insured)/12/                0.000        6/15/2021     2,450,520
    3,500,000    Regional Transportation District, Colorado, Sales Tax Revenue Bonds
                 (Series B) (AMBAC Insured)/3/                                           5.500        11/1/2021     3,711,960
                                                          Total Colorado                                           35,935,897
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Connecticut (0.3%)
    2,000,000    Connecticut State Health and Educational Facilities Authority Revenue
                 (Yale University) (Series W)                                            5.125         7/1/2027     1,984,760
                                                          Total Connecticut                                         1,984,760
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District of Columbia (0.3%)
    2,000,000    District of Columbia Tobacco Settlement Financing Corporation
                 Revenue Bonds                                                           6.250        5/15/2024     2,062,120
                                                          Total District of Columbia                                2,062,120
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Florida (4.8%)
    2,750,000    Brevard County, Florida Housing Finance Authority Homeowner
                 Mortgage Revenue Bonds (Series B) (GNMA Insured)                        6.500         9/1/2022     2,971,348
    2,975,000    Clay County, Florida Housing Finance Authority Single Family
                 Mortgage Revenue Bonds (GNMA/FNMA Insured) (Subject to 'AMT')           6.000         4/1/2029     3,123,869
    3,225,000    Escambia County, Florida Health Facilities Authority Revenue Bonds
                 (Azalea Trace, Inc.)                                                    6.000         1/1/2015     3,116,672
      620,000    Florida State Board of Education Capital Outlay Unrefunded General
                 Obligation Bonds (MBIA Insured)                                         9.125         6/1/2014       881,243
    2,000,000    Highlands County, Florida Health Facilities Authority Revenue Bonds
                 (Adventist Health System/Sunbelt, Inc.) (Series A)                      6.000       11/15/2031     2,014,840
      520,000    Hillsborough County, Florida Industrial Development Authority
                 Revenue Bonds (Health Facilities Project- University Community
                 Hospital) (Series A)                                                    4.500        8/15/2003       528,216
    1,145,000    Leon County, Florida Educational Facilities Authority Certificates of
                 Participation (Escrowed to Maturity)                                    8.500         9/1/2017     1,602,428
    2,220,000    Manatee County, Florida Housing Finance Authority Single Family
                 Mortgage Revenue Bonds (Series 1) (GNMA/FNMA/ FHLMC Insured)
                 (Subject to 'AMT')                                                      7.200         5/1/2028     2,429,368
    1,000,000    Orange County, Florida Health Facilities Authority Revenue Bonds
                 (Adventist Health Systems)                                              5.850       11/15/2010     1,069,570
    1,320,000    Orange County, Florida Health Facilities Authority Revenue Bonds
                 (Adventist Health Systems)                                              5.750       11/15/2008     1,413,034
    2,000,000    Orange County, Florida Health Facilities Authority Revenue Bonds
                 (Orlando Regional Healthcare System) (Series A) (MBIA Insured)          6.250        10/1/2018     2,314,240
    1,560,000    Orange County, Florida Housing Finance Authority Homeowner
                 Revenue Bonds (Series B-1) (GNMA/FNMA Insured) (Subject to 'AMT')       5.900         9/1/2028     1,614,007
    1,245,000    Palm Beach County, Florida Housing Finance Authority Single Family
                 Homeowner Revenue Bonds (Series A-1) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                      5.900        10/1/2027     1,288,102
    1,850,000    Pinellas County, Florida Housing Finance Authority Single Family
                 Housing Revenue Bonds (Multi-County Program) (Series B-1)
                 (Subject to 'AMT')                                                      7.250         9/1/2029     2,084,968
    2,820,000    Pinellas County, Florida Housing Finance Authority Single Family
                 Housing Revenue Bonds (Series A-1) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                      7.200         9/1/2029     3,100,562
                                                          Total Florida                                            29,552,467
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Georgia (0.3%)
    1,500,000    Savannah, Georgia Economic Development Authority Student
                 Housing Revenue Bonds (State University Project) (Series A)
                 (ACA Insured)                                                           6.750       11/15/2020     1,612,905
                                                          Total Georgia                                             1,612,905
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Illinois (12.9%)
    2,000,000    Broadview, Illinois Tax Increment Tax Allocation Bonds                  5.250         7/1/2012     2,019,840
    1,000,000    Broadview, Illinois Tax Increment Tax Allocation Revenue Bonds          5.375         7/1/2015     1,005,400
      530,000    Chicago, Illinois Park District General Obligation Bonds
                 (MBIA Insured)                                                          5.600         1/1/2021       545,248
    1,070,000    Chicago, Illinois Single Family Mortgage Revenue Bonds
                 (Series A) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                 7.250         9/1/2028     1,128,101
    4,300,000    Chicago, Illinois Single Family Mortgage Revenue Bonds
                 (Series C) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                 7.050        10/1/2030     4,712,800
    1,565,000    Chicago, Illinois Single Family Mortgage Revenue Bonds
                 (Series C) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                 7.000         3/1/2032     1,717,603
    7,200,000    Chicago, Illinois Tax Increment Capital Appreciation Tax Allocation
                 Bonds (Series A) (ACA Insured)/12/                                      0.000       11/15/2014     3,629,664
    1,000,000    Cook County, Illinois Community Consolidated School District #15
                 Palatine Capital Appreciation General Obligation Bonds (FGIC Insured)12 0.000        12/1/2014       537,390
    2,250,000    Cook County, Illinois General Obligation Bonds (Series B)
                 (FGIC Insured)                                                          5.500       11/15/2022     2,288,768
    1,815,000    Cook County, Illinois School District #99 Cicero General Obligation
                 Bonds (FGIC Insured)                                                    8.500        12/1/2016     2,546,481
    1,565,000    Cook County, Illinois School District #99 Cicero General Obligation
                 Bonds (FGIC Insured)                                                    8.500        12/1/2014     2,168,448
    1,250,000    Cook County, Illinois School District #99 Cicero General Obligation
                 Bonds (FGIC Insured)                                                    8.500        12/1/2011     1,653,500
    1,000,000    Du Page County, Illinois General Obligation Bonds (Stormwater Project)  5.600         1/1/2021     1,065,900
    3,500,000    Illinois Development Finance Authority Hospital Revenue Bonds
                 (Adventist Health System/Sunbelt Obligation)                            5.500       11/15/2029     3,191,020
    2,400,000    Illinois Development Finance Authority Revenue Bond (Amoco Oil)/11/     1.650        11/1/2012     2,400,000
    1,000,000    Illinois Development Finance Authority Revenue Bonds (Midwestern
                 University) (Series B)                                                  6.000        5/15/2021     1,025,800
    2,365,000    Illinois Development Finance Authority Revenue Bonds (School
                 District #304) (Series A) (FSA Insured)/12/                             0.000         1/1/2021       848,491
    4,900,000    Illinois Educational Facilities Authority Revenue Bonds (Northwestern
                 University)                                                             5.250        11/1/2032     5,206,348
      380,000    Illinois Health Facilities Authority Prerefunded Revenue Bonds
                 (Series B) (MBIA/IBC Insured)                                           5.250        8/15/2018       416,647
    1,600,000    Illinois Health Facilities Authority Revenue Bonds (Bethesda Home
                 and Retirement) (Series A)                                              6.250         9/1/2014     1,659,536
    2,000,000    Illinois Health Facilities Authority Revenue Bonds (Contegra Health
                 Systems)                                                                5.250         9/1/2018     1,854,800
    2,500,000    Illinois Health Facilities Authority Revenue Bonds (Passavant
                 Memorial Area Hospital Association)                                     6.000        10/1/2024     2,481,400
    1,000,000    Illinois Health Facilities Authority Revenue Bonds (Riverside
                 Health System)                                                          6.850       11/15/2029     1,045,980
    4,180,000    Illinois Health Facilities Authority Revenue Bonds (Rush-
                 Presbyterian-St. Lukes) (Series A) (MBIA Insured)/4/                    5.250       11/15/2014     4,335,245
    2,000,000    Illinois Health Facilities Authority Revenue Bonds (Swedish
                 American Hospital)                                                      6.875       11/15/2030     2,114,180
    4,655,000    Illinois Health Facilities Authority Revenue Bonds (Thorek Hospital
                 and Medical Center)                                                     5.250        8/15/2018     4,064,141
    2,120,000    Illinois Health Facilities Authority Unrefunded Revenue Bonds
                 (Series B) (MBIA/IBC Insured)                                           5.250        8/15/2018     2,147,030
    3,065,000    Illinois State Sales Tax Revenue Bonds (Series L)/12/                   0.000        6/15/2012     3,800,968
    2,200,000    Kane, McHenry, Cook and DeKalb Counties, Illinois School District
                 #300 Capital Appreciation General Obligation Bonds/12/                  0.000        12/1/2021       729,322
    3,035,000    McHenry County, Illinois Community High School District #157
                 General Obligation Bonds (FSA Insured)                                  9.000        12/1/2017     4,413,922
    4,000,000    McLean County, Illinois Bloomington - Normal Airport Central
                 Illinois Regional Authority Revenue Bonds (Subject to 'AMT')            6.050       12/15/2019     3,734,880
    1,500,000    McLean County, Illinois Bloomington - Normal Airport Central
                 Illinois Regional Authority Revenue Bonds (Subject to 'AMT')            5.500       12/15/2011     1,421,550
    2,000,000    Metropolitan Pier and Exposition Authority Illinois State Tax
                 Revenue Bonds (McCormick Place Exposition Project) (Series A)           5.500        6/15/2015     2,196,000
    2,000,000    Metropolitan Pier and Exposition Authority Illinois State Tax
                 Revenue Bonds (McCormick Place Exposition Project) (Series A)
                 (MBIA Insured)/12/                                                      0.000       12/15/2024       558,540
    3,100,000    Metropolitan Pier and Exposition Authority Illinois State Tax
                 Revenue Bonds (McCormick Place Exposition Project) (Series A)
                 (MBIA Insured)/12/                                                      0.000        6/15/2024       890,506
    3,000,000    Regional Transportation Authority Illinois Revenue Bonds (Series A)
                 (FGIC Insured)                                                          6.700        11/1/2021     3,622,530
      500,000    Southwestern Illinois Development Authority Revenue Bonds
                 (Anderson Hospital)                                                     5.625        8/15/2029       448,120
                                                          Total Illinois                                           79,626,099
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Indiana (2.6%)
    2,225,000    Allen County, Indiana Industrial Certificates of Participation
                 (MBIA/IBC Insured)                                                      6.500        11/1/2017     2,225,000
    2,115,000    Allen County, Indiana Public Library Partnership Certificate
                 Participation Bonds                                                     5.050         7/1/2004     2,169,461
    1,250,000    East Chicago, Indiana Elementary School Building Corporation
                 Revenue Bonds                                                           6.250         1/5/2016     1,405,913
      465,000    Indiana State Housing Authority Single Family Mortgage Revenue
                 Bonds (Series C-2) (GNMA Insured)                                       5.250         7/1/2017       468,339
      510,000    Indiana Transportation Finance Authority Airport Facilities Lease
                 Revenue Bonds (Series A)                                                5.400        11/1/2006       541,258
      570,000    Indiana Transportation Finance Authority Highway Prerefunded
                 Revenue Bonds (Series A) (AMBAC Insured) (Escrowed to Maturity)         5.750         6/1/2012       638,377
      985,000    Indiana Transportation Finance Authority Highway Prerefunded
                 Revenue Bonds (Series A) (MBIA/IBC Insured) (Escrowed to Maturity)      7.250         6/1/2015     1,200,557
      250,000    Indiana Transportation Finance Authority Highway Revenue Bonds
                 (Series A)                                                              6.800        12/1/2016       296,170
    3,565,000    Indiana Transportation Finance Authority Highway Unrefunded
                 Revenue Bonds (Series A) (MBIA/IBC Insured)                             7.250         6/1/2015     4,449,833
    2,500,000    Petersburg, Indiana Industrial Pollution Control Revenue Bonds
                 (Indianapolis Power and Light Company) (Series A) (MBIA/IBC
                 Insured)/4/                                                             6.100         1/1/2016     2,608,750
                                                          Total Indiana                                            16,003,658
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Iowa (0.2%)
    1,100,000    Iowa Finance Authority Economic Development Revenue
                 Bonds (Foundation for Affordable Housing Project) (Series A)            5.650         4/1/2033     1,151,062
                                                          Total Iowa                                                1,151,062
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Kansas (1.1%)
    4,140,000    Kansas City, Kansas Utility System Unrefunded Revenue Bonds
                 (FGIC Insured)                                                          6.375%        9/1/2023   $ 4,531,893
    1,810,000    Sedgwick and Shawnee Counties, Kansas Single Family Mortgage
                 Revenue Bonds (Series A-2) (GNMA Insured)                               6.700         6/1/2029     1,971,705
                                                          Total Kansas                                              6,503,598
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Kentucky (0.5%)
    3,000,000    Trimble County, Kentucky Pollution Control Unrefunded Revenue
                 Bonds (Series B) (AMBAC/TCRS Insured) (Subject to 'AMT')                6.550        11/1/2020     3,103,260
                                                          Total Kentucky                                            3,103,260
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Louisiana (4.4%)
    4,465,000    East Baton Rouge, Louisana Mortgage Finance Authority Single
                 Family Revenue Bonds (Series A) (GNMA/FNMA Insured) (Subject
                 to 'AMT')                                                               6.125         4/1/2026     4,604,531
      460,000    East Baton Rouge, Louisana Mortgage Finance Authority Single
                 Family Revenue Bonds (Series B-2) (GNMA/FNMA Insured) (Subject
                 to 'AMT')                                                               6.125        10/1/2022       474,587
    3,735,000    Jefferson Parish, Louisiana Home Mortgage Authority Single Family
                 Mortgage Revenue Bonds (Series A-2) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                      7.500        12/1/2030     4,079,628
    1,645,000    Jefferson Parish, Louisiana Home Mortgage Authority Single Family
                 Mortgage Revenue Bonds (Series D-1) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                      7.500         6/1/2026     1,804,368
    2,135,000    Louisiana Housing Finance Agency Single Family Mortgage Revenue
                 Bonds (Series A-2) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')         7.800        12/1/2026     2,299,672
    1,190,000    Louisiana Housing Finance Agency Single Family Mortgage Revenue
                 Bonds (Series D-2) (GNMA/FNMA Insured) (Subject to 'AMT')               7.050         6/1/2031     1,291,007
    3,000,000    Louisiana Public Facilities Authority Hospital Revenue Bonds (Lake
                 Charles Memorial) (AMBAC/TCRS Insured)                                  8.625        12/1/2030     3,755,160
    2,605,000    Regional Transportation Authority Louisiana Sales Tax Revenue
                 Bonds (Series A) (FGIC Insured)                                         8.000        12/1/2012     3,398,301
    6,000,000    Tobacco Settlement Financing Corporation Louisiana Revenue Bonds
                 (Series 2001-B)                                                         5.500        5/15/2030     5,420,700
                                                          Total Louisiana                                          27,127,954
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Maryland (0.4%)
    1,550,000    Maryland State Economic Development Corporation Student Housing
                 Revenue Bonds (Sheppard Pratt) (ACA Insured)                            6.000         7/1/2033     1,571,855
      800,000    Prince Georges County, Maryland Housing Authority Single Family
                 Mortgage Revenue Bonds (Series A) (GNMA/FNMA/ FHLMC Insured)
                 (Subject to 'AMT')                                                      7.400         8/1/2032       894,448
                                                          Total Maryland                                            2,466,303
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Massachusetts (2.1%)
    1,770,000    Boston Massachusetts Water and Sewer Community Revenue
                 Bond (Series A)11                                                       1.400        11/1/2024     1,770,000
      725,000    Massachusetts State Development Finance Agency Revenue Bonds
                 (Devens Electric Systems)                                               5.625        12/1/2016       730,698
    3,400,000    Massachusetts State Health and Educational Facilities Authority
                 Revenue Bond (Capital Asset Program) (Series C)11                       1.650%        7/1/2010     3,400,000
    1,810,000    Massachusetts State Health and Educational Facilities Authority
                 Revenue Bonds (Milford-Whitinsville Regional) (Series C)                5.750        7/15/2013     1,686,178
    1,000,000    Massachusetts State Health and Educational Facilities Authority
                 Revenue Bonds (Partners Healthcare System) (Series C)                   6.000         7/1/2016     1,068,100
    3,000,000    Massachusetts State Industrial Finance Agency Revenue Bonds
                 (Bradford College) (ACA Insured)                                        5.250        11/1/2018     2,840,850
    1,170,000    Westfield, Massachusetts General Obligation Bonds (FGIC
                 Insured)                                                                6.500         5/1/2014     1,351,163
                                                          Total Massachusetts                                      12,846,989
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Michigan (3.5%)
    3,965,000    Chelsea, Michigan Economic Development Corporation Obligation
                 Revenue Bonds (United Methodist Retirement)                             5.400       11/15/2027     3,299,197
      545,000    Chelsea, Michigan Economic Development Corporation Obligation
                 Revenue Bonds (United Methodist Retirement)                             4.900       11/15/2006       520,551
      515,000    Chelsea, Michigan Economic Development Corporation Obligation
                 Revenue Bonds (United Methodist Retirement)                             4.800       11/15/2005       498,268
      250,000    Dickinson County, Michigan Healthcare System Hospital Revenue
                 Bonds                                                                   5.700        11/1/2018       232,425
    1,350,000    Dickinson County, Michigan Healthcare System Hospital Revenue
                 Bonds                                                                   5.500        11/1/2013     1,314,090
    2,000,000    East Lansing, Michigan Building Authority General Obligation Bonds      5.700         4/1/2020     2,199,340
    1,000,000    Grand Valley, Michigan State University Revenue Bonds (MBIA
                 Insured)                                                                5.250        10/1/2017     1,028,290
      135,000    Hillsdale, Michigan Hospital Finance Authority Revenue Bonds
                 (Hillsdale Community Health Center)                                     4.800        5/15/2005       131,328
      260,000    Hillsdale, Michigan Hospital Finance Authority Revenue Bonds
                 (Hillsdale Community Health Center)                                     4.700        5/15/2004       255,117
    7,000,000    Michigan Public Power Agency Revenue Bonds (Belle River
                 Project) (Series B)                                                     5.000         1/1/2019     6,858,950
    1,380,000    Michigan Public Power Agency Revenue Bonds (Combustion
                 Turbine #1 Project) (Series A) (AMBAC Insured)                          5.250         1/1/2016     1,434,400
      950,000    Michigan State Hospital Finance Authority Revenue Bonds (Hackley
                 Hospital) (Series A)                                                    4.800         5/1/2005       964,811
      690,000    Summit Academy North Michigan Public School Academy
                 Certificates of Participation                                           8.375         7/1/2030       725,549
      990,000    Summit Academy North Michigan Public School Academy
                 Certificates of Participation                                           6.550         7/1/2014       995,494
    1,000,000    Trenton, Michigan Building Authority General Obligation Bonds
                 (AMBAC Insured)                                                         5.600        10/1/2019     1,053,850
                                                          Total Michigan                                           21,511,660
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Minnesota (1.2%)
      375,000    Chaska, Minnesota Economic Development Authority School
                 Facilities Lease Revenue Bonds (Independent School District #112)
                 (Series A)                                                              5.125        12/1/2010       393,109
      525,000    Scott County, Minnesota Housing and Redevelopment Authority
                 Facilities Lease Revenue Bonds (Workforce Center Project)               5.000%        2/1/2018       524,821
      300,000    Scott County, Minnesota Housing and Redevelopment Authority
                 Facilities Lease Revenue Bonds (Workforce Center Project)               5.000         2/1/2017       300,195
      500,000    St. Paul, Minnesota Housing and Redevelopment Authority Lease
                 Revenue Bonds (Community of Peace Academy Project) (Series A)           7.375        12/1/2019       507,465
    5,000,000    White Earth Band of Chippewa Indians Minnesota Revenue Bonds
                 (Series A) (ACA Insured)                                                7.000        12/1/2011     5,475,000
                                                          Total Minnesota                                           7,200,590
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Mississippi (0.5%)
    3,220,000    Mississippi Development Bank Special Obligation Revenue Bonds
                 (Municipal Facilities Authority Mississippi Natural Gas Project)
                 (MBIA Insured)                                                          4.125         1/1/2009     3,231,689
                                                          Total Mississippi                                         3,231,689
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Missouri (1.6%)
    1,000,000    Cameron, Missouri Industrial Development Authority Health Facilities
                 Revenue Bonds (Cameron Community Hospital) (ACA Insured)                6.250        12/1/2012     1,109,110
      500,000    Missouri State Development Finance Board Infrastructure Facilities
                 Revenue Bonds (Eastland Center Project Phase II) (Series B)             6.000         4/1/2021       504,970
      785,000    Missouri State Development Finance Board Infrastructure Facilities
                 Revenue Bonds (Eastland Center Project Phase II) (Series B)             5.875         4/1/2017       796,650
    1,180,000    Missouri State Health and Educational Facilities Authority Prerefunded
                 Revenue Bonds (Bethesda Health) (Series A)                              7.500        8/15/2012     1,330,969
    2,195,000    Missouri State Health and Educational Facilities Authority Prerefunded
                 Revenue Bonds (Bethesda Health) (Series A)                              7.500        8/15/2012     2,475,828
    1,385,000    Missouri State Housing Development Commission Single Family
                 Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA Insured)
                 (Subject to 'AMT')                                                      7.450         9/1/2031     1,518,237
    2,005,000    Missouri State Housing Development Commission Single Family
                 Mortgage Revenue Bonds (Series C-1) (GMNA/FNMA Insured)
                 (Subject to 'AMT')                                                      7.150         3/1/2032     2,180,738
                                                          Total Missouri                                            9,916,502
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Montana (0.9%)
      245,000    Montana State Board of Housing Single Family Mortgage Revenue
                 Bonds (Series A-1)                                                      6.000         6/1/2016       256,199
      930,000    Montana State Board of Housing Single Family Mortgage Revenue
                 Bonds (Series A-2) (Subject to 'AMT')                                   6.250         6/1/2019       958,877
    1,340,000    Montana State Board of Regents Revenue Bonds (Higher Education-
                 University of Montana) (Series F) (MBIA Insured)                        5.750        5/15/2016     1,457,531
    3,000,000    Montana State Health Facilities Authority Revenue Bonds (Hillcrest
                 Senior Living Project)                                                  7.375         6/1/2030     3,130,830
                                                          Total Montana                                             5,803,437
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Nebraska (0.5%)
      170,000    American Public Energy Agency Nebraska Gas Supply Revenue Bonds
                 (Nebraska Public Gas Agency Project) (Series C) (AMBAC Insured)         4.300         3/1/2011       170,400
      370,000    American Public Energy Agency Nebraska Gas Supply Revenue Bonds
                 (Nebraska Public Gas Agency Project) (Series C) (AMBAC Insured)         4.100         9/1/2009       355,285
      500,000    American Public Energy Agency Nebraska Gas Supply Revenue
                 Bonds (Nebraska Public Gas Agency Project) (Series C) (AMBAC
                 Insured)                                                                4.000         9/1/2004       515,355
    1,675,000    Omaha, Nebraska Special Assessment Bonds (Riverfront
                 Redevelopement Project) (Series A)                                      5.500         2/1/2015     1,810,457
                                                          Total Nebraska                                            2,851,497
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Nevada ( 0.5%)
    2,500,000    Washoe County, Nevada Prerefunded General Obligation Bonds
                 (Reno-Sparks Convention) (Series A) (FSA Insured)                       6.400         7/1/2029     2,894,175
                                                          Total Nevada                                              2,894,175
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New Mexico (1.3%)
      650,000    Hobbs, New Mexico Multi-Family Revenue Bonds (Washington Place
                 Apartments) (Series A) (ACA Insured)                                    6.625        9/15/2020       671,333
    2,525,000    New Mexico Mortgage Finance Authority Revenue Bonds (Series F)
                 (GNMA/FNMA Insured)                                                     7.000         1/1/2026     2,814,163
      860,000    New Mexico Mortgage Finance Authority Single Family Mortgage
                 Capital Appreciation Revenue Bonds (Series D-2) (Subject to 'AMT')/12/  0.000         9/1/2019       574,987
    3,420,000    New Mexico Mortgage Finance Authority Single Family Mortgage
                 Revenue Bonds (Series C-2) (GNMA/FNMA Insured) (Subject to 'AMT')       6.950         9/1/2031     3,855,161
                                                          Total New Mexico                                          7,915,644
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New York (5.1%)
    1,560,000    Cicero, New York Local Development Corporation Revenue Bonds
                 (Cicero Community Recreation Project) (Series A)                        6.750         5/1/2042     1,637,392
    1,270,000    Cicero, New York Local Development Corporation Revenue Bonds
                 (Cicero Community Recreation Project) (Series A)                        6.625         5/1/2021     1,337,348
    1,795,000    New York Counties Tobacco Trust Settlement Revenue Bonds                5.800         6/1/2023     1,860,607
    2,000,000    New York State Dormitory Authority Revenue Bonds (State University
                 Educational Facilities) (Series A)                                      7.500        5/15/2013     2,526,760
    5,000,000    New York State Dormitory Authority Revenue Bonds (State University
                 Educational Facilities) (Series A)                                      5.875        5/15/2017     5,598,900
    2,000,000    New York State Local Government Assistance Corporation Revenue
                 Bonds (Series E) (MBIA/IBC Insured)                                     5.250         4/1/2016     2,138,420
    3,070,000    New York State Mortgage Agency Revenue Bonds (Series 26)                5.350        10/1/2016     3,118,046
      735,000    New York State Mortgage Agency Revenue Bonds (Series 96)                5.350         4/1/2017       752,919
    3,000,000    New York State Thruway Authority General Revenue Bonds (Series E)       5.000         1/1/2016     3,051,480
    3,000,000    New York, New York General Obligation Bonds (Series H) (FSA/CR
                 Insured)                                                                5.250        3/15/2016     3,099,210
    1,000,000    Niagara County, New York Industrial Development Agency Solid
                 Waste Disposal Revenue Bonds (Series D)                                 5.550       11/15/2024     1,005,410
    5,000,000    Triborough Bridge and Tunnel Authority New York Revenue Bonds
                 (Series Q)                                                              5.000         1/1/2017     5,001,250
                                                          Total New York                                           31,127,742
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North Carolina (2.9%)
    1,170,000    Fayetteville, North Carolina Public Works Commission Revenue Bonds
                 (FSA Insured)                                                           5.125         3/1/2017     1,195,155
    1,475,000    North Carolina Eastern Municipal Power Agency Power System
                 Prerefunded Revenue Bonds (Series A)                                    6.000%        1/1/2026     1,656,322
    3,000,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds                                                           6.000         1/1/2014     3,064,650
    1,605,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series B)                                                6.250         1/1/2012     1,653,936
      370,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series B)                                                6.000         1/1/2013       379,639
      175,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series B)                                                6.000         1/1/2006       186,554
    1,960,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series B)                                                5.500         1/1/2021     1,910,510
    2,000,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series D)                                                6.750         1/1/2026     2,128,020
    1,725,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series D)                                                5.875         1/1/2013     1,764,623
      100,000    North Carolina Eastern Municipal Power Agency Power System
                 Revenue Bonds (Series G)                                                5.750        12/1/2016       101,507
      250,000    North Carolina Municipal Power Agency #1 Catawba Electric
                 Revenue Bonds (Series B)                                                6.500         1/1/2009       274,400
      610,000    North Carolina Municipal Power Agency #1 Catawba Electric
                 Revenue Bonds (Series B)                                                6.375         1/1/2013       657,720
    1,250,000    North Carolina Municipal Power Agency #1 Catawba Electric
                 Revenue Bonds (Series B)                                                6.250         1/1/2007     1,348,675
      500,000    North Carolina Municipal Power Agency #1 Catawba Electric
                 Unrefunded Revenue Bonds (Series B)                                     6.000         1/1/2020       500,350
    1,000,000    Wake County, North Carolina Industial, Facilities, and Pollution
                 Control Revenue Bonds (Carolina Power and Light Company Project)        5.375         2/1/2017       989,880
                                                          Total North Carolina                                     17,811,941
------------------------------------------------------------------------------------------------------------------------------------

North Dakota (0.5%)
    3,250,000    Ward County, North Dakota Health Care Facilities Revenue Bonds
                 (Trinity Medical Center) (Series B)                                     6.250         7/1/2021     3,227,185
                                                          Total North Dakota                                        3,227,185
------------------------------------------------------------------------------------------------------------------------------------

Ohio (1.5%)
    1,700,000    Cincinnati, Ohio General Obligation Bonds                               5.375        12/1/2019     1,748,994
    2,500,000    Montgomery County, Ohio Hospital Revenue Bonds (Kettering
                 Medical Center)                                                         6.750         4/1/2022     2,598,775
    2,000,000    Montgomery County, Ohio Hospital Revenue Bonds (Kettering
                 Medical Center)                                                         6.750         4/1/2018     2,091,600
    2,785,000    Ohio Housing Finance Agency Mortgage Residential Revenue
                 Bonds (Series A-1) (GNMA Insured) (Subject to 'AMT')                    5.750         9/1/2026     2,855,823
                                                          Total Ohio                                                9,295,192
------------------------------------------------------------------------------------------------------------------------------------

Oklahoma (0.7%)
      465,000    Oklahoma Housing Finance Agency Single Family Mortgage Revenue
                 Bonds (Series C-2) (Subject to 'AMT')                                   7.550         9/1/2028       515,346
      810,000    Oklahoma Housing Finance Agency Single Family Mortgage Revenue
                 Bonds (Series D-2) (GNMA/FNMA Insured) (Subject to 'AMT')               7.100         9/1/2028       886,067
    2,900,000    Payne County, Oklahoma Economic Development Authority Student
                 Housing Revenue Bonds (Collegiate Housing Foundation) (Series A)        6.375         6/1/2030     2,703,873
                                                          Total Oklahoma                                            4,105,286
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Oregon (0.7%)
      550,000    Forest Grove, Oregon Revenue Bonds (Campus Improvement - Pacific
                 University)                                                             6.000         5/1/2015       595,743
    3,500,000    Klamath Falls, Oregon Inter-Community Hospital Authority Revenue
                 Bonds (Gross-Merle West Medical Center Project)                         7.100         9/1/2024     3,921,820
                                                          Total Oregon                                              4,517,563
------------------------------------------------------------------------------------------------------------------------------------

Pennsylvania (2.5%)
    2,480,000    Allegheny County, Pennsylvania Redevelopment Authority Tax
                 Increment Tax Allocation Bonds (Waterfront Project) (Series B)          6.000       12/15/2010     2,636,141
    2,525,000    Allegheny County, Pennsylvania Redevelopment Authority Tax
                 Increment Tax Allocation Bonds (Waterfront Project) (Series C)          6.550       12/15/2017     2,695,968
    4,000,000    Carbon County, Pennsylvania Industrial Development Authority
                 Revenue Bonds (Panther Creek Partners Project) (Subject to 'AMT')       6.650         5/1/2010     4,265,680
    1,520,000    Cornwall Lebanon, Pennsylvania School District Capital Appreciation
                 General Obligation Bonds (FSA Insured)/12/                              0.000        3/15/2017       698,531
    2,000,000    Cornwall Lebanon, Pennsylvania School District Capital Appreciation
                 General Obligation Bonds (FSA Insured)/12/                              0.000        3/15/2016       980,300
    2,000,000    Lebanon County, Pennsylvania Good Samaritan Hospital Authority
                 Revenue Bonds (Good Samaritan Hospital Project)                         6.000       11/15/2018     1,896,460
    1,880,000    Montgomery County, Pennsylvania Higher Education and Health
                 Authority Revenue Bonds (Foulkeways at Gwynedd Project)                 6.750       11/15/2030     1,935,422
      435,000    Montgomery County, Pennsylvania Higher Education and Health
                 Authority Revenue Bonds (Foulkeways at Gwynedd Project)                 6.750       11/15/2024       447,537
                                                          Total Pennsylvania                                       15,556,039
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South Carolina (1.9%)
    3,320,000    Piedmont Municipal Power Agency South Carolina Electric
                 Prerefunded Revenue Bonds (Series A)                                    6.550         1/1/2016     3,322,689
      500,000    South Carolina Transportation Infrastructure Bank Revenue Bonds
                 (Series A) (MBIA Insured)                                               5.500        10/1/2007       550,855
    7,800,000    Tobacco Settlement Revenue Management Authority South Carolina
                 Revenue Bonds (Series B)                                                6.375        5/15/2028     7,832,994
                                                          Total South Carolina                                     11,706,538
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South Dakota (0.3%)
    2,000,000    South Dakota State Health and Educational Facilities Authority Revenue
                 Bonds (Prairie Lakes Health Care System, Inc.) (ACA/CBI Insured)        5.650         4/1/2022     1,980,880
                                                          Total South Dakota                                        1,980,880
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Tennessee (1.5%)
    4,175,000    Metropolitan Government Nashville and Davidson County Tennessee
                 Industrial Development Board Revenue Bonds (Series A)
                 (GNMA Insured)                                                          6.625        3/20/2036     4,485,996
    1,500,000    Metropolitan Government Nashville and Davidson County, Tennessee
                 Health and Educational Facilities Revenue Bonds (Series A-1)
                 (GNMA Insured)                                                          7.250%       6/20/2036     1,675,965
      300,000    Municipal Energy Acquisition Corporation Tennessee Gas Revenue
                 Bonds (FSA Insured)                                                     4.125         3/1/2008       300,306
    2,040,000    Tennergy Corporation Tennessee Gas Revenue Bonds (MBIA Insured)         4.125         6/1/2009     2,054,239
      250,000    Tennessee Energy Acquisition Corporation Gas Revenue Bonds
                 (Series A) (AMBAC Insured)                                              5.000         9/1/2007       267,133
      250,000    Tennessee Energy Acquisition Corporation Gas Revenue Bonds
                 (Series A) (AMBAC Insured)                                              4.300         9/1/2003       256,660
      225,000    Tennessee Energy Acquisition Corporation Gas Revenue Bonds
                 (Series B) (AMBAC Insured)                                              4.500         9/1/2008       233,750
                                                          Total Tennessee                                           9,274,049
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Texas (11.7%)
    1,250,000    Abilene, Texas Waterworks and Sewer System General Obligation
                 Bonds (Series B)                                                        4.600        2/15/2009     1,250,187
    1,250,000    Abilene, Texas Waterworks and Sewer System General Obligation
                 Bonds (Series B)                                                        4.500        2/15/2008     1,250,262
    2,000,000    Amarillo, Texas Health Facilities Corporation Revenue Bonds
                 (Baptist St. Anthonys Hospital Corporation) (FSA Insured)               5.500         1/1/2017     2,132,640
    1,055,000    Arlington, Texas General Obligation Bonds                               5.500        8/15/2019     1,091,904
      750,000    Arlington, Texas General Obligation Bonds                               5.375        8/15/2016       781,845
    2,265,000    Bexar County, Texas Housing Finance Corporation Multi-Family
                 Housing Revenue Bonds (American Opty-Waterford Apartments)
                 (Series A1)                                                             7.000        12/1/2036     2,297,503
    1,930,000    Bexar County, Texas Housing Finance Corporation Multi-Family
                 Housing Revenue Bonds (Dymaxion and Marrach Park Apartments)
                 (Series A) (MBIA Insured)                                               6.000         8/1/2023     2,004,614
    2,000,000    Bexar County, Texas Housing Finance Corporation Multi-Family
                 Housing Revenue Bonds (Nob Hill Apartments) (Series A)                  6.000         6/1/2031     1,907,540
    1,720,000    Bexar County, Texas Housing Finance Corporation Multi-Family
                 Housing Revenue Bonds (Pan American Apatments) (Series A-1)
                 (GNMA Insured)                                                          7.000        3/20/2031     1,924,904
    1,000,000    Bluebonnet Trails Community Mental Health and Mental
                 Retardation Revenue Bonds                                               6.125        12/1/2016     1,003,550
    3,950,000    Colorado River, Texas Municipal Water District Revenue Bonds
                 (MBIA Insured)                                                          5.000         1/1/2014     4,018,730
      500,000    Corpus Christi, Texas General Obligation Bonds (Series A) (FSA
                 Insured)                                                                5.000         3/1/2012       527,570
    1,375,000    Deer Park, Texas Independent School District General Obligation
                 Bonds (PSF/GTD Insured)                                                 5.000        2/15/2013     1,438,608
    2,000,000    Denton, Texas Independant School District General Obligation Bonds      3.450         8/1/2030     2,000,000
    3,210,000    Denton, Texas Utility System Revenue Bonds (Series A) (FSA
                 Insured)/3/                                                             5.250        12/1/2015     3,368,092
    1,445,000    Frisco, Texas Independent School District General Obligation Bonds
                 (PSF/GTD Insured)                                                       6.250        8/15/2017     1,605,756
    5,000,000    Harris County, Houston, Texas Sports Authority Revenue Bonds
                 (Series H) (MBIA Insured)/12/                                           0.000       11/15/2032       872,700
    5,000,000    Harris County, Houston, Texas Sports Authority Revenue Bonds
                 (Series H) (MBIA Insured)/12/                                           0.000       11/15/2029       994,200
    1,500,000    Harris County, Texas Health Facilities Corporation Revenue Bonds
                 (Sisters of Charity Health Care Systems) (Series B) (Escrowed to
                 Maturity)                                                               6.250         7/1/2027     1,726,920
    5,000,000    Houston, Texas Water and Sewer System Revenue Bonds (Series A)
                 (FSA Insured)/4/                                                        5.750        12/1/2032     5,444,800
    1,000,000    Lower Colorado River Authority Texas Revenue Bonds (Series A)           5.875        5/15/2015     1,088,790
    3,770,000    Mesquite, Texas Independent School District General Obligation
                 Bonds (Series A) (PSF/GTD Insured)/4/                                   6.000        2/15/2020     3,989,112
    1,865,000    Nueces County, Texas Housing Finance Corporation Multi-Family
                 Housing Revenue Bonds (Dolphins Landing Apartments Project)
                 (Series A)                                                              6.875         7/1/2030     1,926,004
      575,000    Nueces County, Texas Housing Finance Corporation Multi-Family
                 Housing Revenue Bonds (Dolphins Landing Apartments Project)
                 (Series A)                                                              6.250         7/1/2010       599,869
    1,000,000    Panhandle, Texas Regional Housing Finance Revenue Bonds (Series A)      6.250         3/1/2010     1,062,770
    2,795,000    Ridge Parc Development Corporation Texas Multifamily Revenue
                 Bonds (GNMA Insured)                                                    6.150        6/20/2043     2,913,927
    1,000,000    Ridge Parc Development Corporation Texas Multifamily Revenue
                 Bonds (GNMA Insured)                                                    6.100        6/20/2033     1,052,070
    1,365,000    San Antonio, Texas General Obligation Bonds (General Improvement)       5.250         2/1/2014     1,430,493
    1,000,000    San Antonio, Texas Water Revenue Bonds (FSA Insured)                    5.500        5/15/2020     1,037,000
    1,000,000    San Antonio, Texas Water Revenue Bonds (FSA Insured)                    5.500        5/15/2019     1,041,010
    1,000,000    San Antonio, Texas Water Revenue Bonds (FSA Insured)                    5.500        5/15/2018     1,047,460
    1,275,000    South San Antonio, Texas Independent School District General
                 Obligation Bonds (PSF/GTD Insured)                                      6.000        8/15/2019     1,369,643
    1,250,000    South San Antonio, Texas Independent School District General
                 Obligation Bonds (PSF/GTD Insured)                                      6.000        8/15/2018     1,350,788
    1,180,000    South San Antonio, Texas Independent School District General
                 Obligation Bonds (PSF/GTD Insured)                                      6.000        8/15/2017     1,279,686
    1,410,000    Tarrant County, Texas College District General Obligation Bonds         5.375        2/15/2013     1,517,259
    1,070,000    Tarrant County, Texas Housing Finance Corporation Multi-Famliy
                 Revenue Bonds (Series A)                                                6.000         6/1/2031     1,020,534
    2,000,000    Travis County, Texas Health Facilities Development Corporation
                 Revenue Bonds (Ascension Health Credit) (Series A) (MBIA Insured)       6.250       11/15/2017     2,165,260
      335,000    Westlake, Texas General Obligation Bonds                                6.500         5/1/2017       361,880
      350,000    Westlake, Texas General Obligation Bonds                                6.500         5/1/2015       383,880
      315,000    Westlake, Texas General Obligation Bonds                                6.500         5/1/2013       351,090
    2,000,000    Westlake, Texas General Obligation Bonds                                5.800         5/1/2032     1,980,640
    1,650,000    Westlake, Texas General Obligation Bonds                                5.750         5/1/2024     1,643,845
    3,280,000    Wylie, Texas Independent School District Unrefunded General
                 Obligation Bonds (PSF/GTD Insured)                                      7.000        8/15/2024     3,803,029
                                                          Total Texas                                              72,058,364
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Utah (0.9%)
    2,965,000    Intermountain Power Agency Utah Power Supply Prerefunded
                 Revenue Bonds (Series A) (AMBAC/TCRS Insured) (Escrowed to
                 Maturity)                                                               5.500         7/1/2020     3,074,171
      440,000    Intermountain Power Agency Utah Power Supply Revenue Bonds
                 (Series B) (Escrowed to Maturity)                                       5.250         7/1/2017       453,693
      585,000    Intermountain Power Agency Utah Power Supply Revenue Bonds
                 (Series B) (MBIA/IBC Insured) (Escrowed to Maturity)                    5.000         7/1/2016       603,574
      250,000    Intermountain Power Agency Utah Power Supply Unrefunded Revenue
                 Bonds (AMBAC Insured)                                                   5.000         7/1/2013       250,228
      560,000    Intermountain Power Agency Utah Power Supply Unrefunded Revenue
                 Bonds (Series B)                                                        5.250         7/1/2017       566,126
      330,000    Intermountain Power Agency Utah Power Supply Unrefunded Revenue
                 Bonds (Series B) (MBIA/IBC Insured)                                     5.000         7/1/2016       330,142
                                                          Total Utah                                                5,277,934
------------------------------------------------------------------------------------------------------------------------------------

Virginia (0.9%)
    2,500,000    Fairfax County, Virginia Industrial Development Authority Revenue
                 Bonds (Inova Health Systems Project)                                    5.250        8/15/2019     2,527,650
    1,355,000    Riverside, Virginia Regional Jail Authority Jail Facilities Prerefunded
                 Revenue Bonds (MBIA Insured)                                            5.875         7/1/2014     1,503,657
    1,130,000    Riverside, Virginia Regional Jail Authority Jail Facilities Unrefunded
                 Revenue Bonds (MBIA Insured)                                            5.875         7/1/2014     1,229,135
                                                          Total Virginia                                            5,260,442
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Washington (3.5%)
    2,060,000    Clark and Skamania Counties, Washington School District #112-6
                 Washougal General Obligation Bonds (FGIC Insured)                       6.000        12/1/2019     2,253,743
    1,000,000    Energy Northwest Washington Electric Revenue Bonds (Columbia
                 Generating) (Series A) (MBIA Insured)                                   5.750         7/1/2018     1,065,250
    1,000,000    Grant County, Washington Public Utilities District #2 Priest Rapids
                 Hydro Electric Revenue Bonds(Series A) (MBIA Insured)                   5.250         1/1/2017     1,022,430
    1,000,000    Quinault Indian Nation, Washington Revenue Bonds (Quinault Beach)
                 (Series A) (ACA Insured)                                                5.800        12/1/2015     1,037,790
    2,000,000    Washington State General Obligation Bonds (Motor Vehicle Fuel Tax)      5.000         9/1/2007     2,135,040
    5,000,000    Washington State General Obligation Bonds (Series A)                    6.750         2/1/2015     5,943,250
    1,700,000    Washington State Health Care Facilities Authority Revenue Bonds
                 (Kadlec Medical Center)                                                 6.000        12/1/2030     1,762,356
    2,000,000    Washington State Health Care Facilities Authority Revenue Bonds
                 (Swedish Health Services) (AMBAC Insured)                               5.125       11/15/2018     2,003,620
    2,975,000    Washington State Housing Finance Commission Multi-Family
                 Mortgage Revenue Bonds (Pooled Loan Program) (Subject to 'AMT')         6.300         1/1/2021     3,151,685
    1,000,000    Washington State Housing Finance Commission Nonprofit Housing
                 Revenue Bonds (Crista Ministries Projects) (Series A)                   5.350         7/1/2014     1,003,150
                                                          Total Washington                                         21,378,314
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Wisconsin (1.4%)
    1,105,000    Monroe, Wisconsin School District Prerefunded General Obligation
                 Bonds (AMBAC Insured)                                                   6.875         4/1/2014     1,319,403
    1,500,000    Wisconsin State Health and Educational Facilities Authority Revenue
                 Bonds (Aurora Health Care) (Series B)                                   5.500        2/15/2015     1,396,080
    1,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                 Bonds (Eagle River Memorial Hospital, Inc. Project)                     5.750        8/15/2020     1,005,420
    1,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                 Bonds (Franciscan Sisters Christian) (Series A)                         5.500        2/15/2018       953,720
    2,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                 Bonds (Marshfield Clinic) (Series B)                                    6.000        2/15/2025     1,960,680
    2,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                 Bonds (Watertown Memorial Hospital, Inc.)                               5.500        8/15/2029     1,966,760
                                                          Total Wisconsin                                           8,602,063
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Wyoming (1.0%)
    5,825,000    Wyoming State Farm Loan Board Capital Facilities Revenue Bonds          5.750        10/1/2020     6,291,466
                                                          Total Wyoming                                             6,291,466
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                                                          Total Municipal Bond Investments
                                                          (Amortized Cost Basis $552,945,658)                     584,923,009
------------------------------------------------------------------------------------------------------------------------------------

    Principal                                                                           Interest        Maturity      Market
     Amount      Short-Term Tax-Exempt Investments (7.4%)                                 Rate            Date        Value
====================================================================================================================================
 $ 10,000,000    California State Revenue Notes/4/                                       3.250%       6/28/2002  $ 10,026,000
      100,000    Hillsdale, Michigan Hospital Finance Authority Revenue Bonds
                 (Hillsdale Community Health Center)                                     4.600        5/15/2002        99,963
    6,535,000    Virginia State Public Building Authority Revenue Bonds                  5.100         8/1/2002     6,590,351
   18,615,730    Citifunds Institutional Tax-Free Reserves                                 N/A            N/A      18,615,730
   10,000,000    Corporate Asset Fund/10/                                                1.790        5/14/2002     9,993,536
                                                          Total Short-Term Tax-Exempt Investments
                                                          (Amortized Cost Basis $45,333,449)                       45,325,580
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                                                          Total Investments (102.5%)
                                                          (Amortized Cost Basis $598,279,107)                     630,248,589
------------------------------------------------------------------------------------------------------------------------------------

                                                          Other Assets, Less Liabilities  (-2.5%)                 (15,376,019)
------------------------------------------------------------------------------------------------------------------------------------

                                                          Net Assets: (100.0%)                                   $614,872,570
------------------------------------------------------------------------------------------------------------------------------------

_____________________
/3/   When-issued security.
/4/   Pledged as collateral for when-issued securities.
/7/   Step-coupon bond.
/10/  Non tax-exempt security.
/11/  Puttable and resettable bond.
/12/  Zero coupon bond

           See page 53 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL BOND FUND

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective

The Fund seeks a high level of current income, consistent with capital preservation, by investing primarily in a diversified portfolio of investment-grade bonds.

    Principal                                                                          Interest       Maturity       Market
     Amount      Long-Term Fixed-Income Investments (89.3%)                              Rate           Date          Value
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities (6.8%)
  $ 3,000,000    Associates Manufactured Housing Contract Pass-Through Certificates
                 Series 1996-1 Class M                                                   7.900%       3/15/2027   $ 3,234,150
    2,125,000    EQCC Home Equity Loan Trust Series 1997-3 Class A7                      6.930        2/15/2029     2,221,836
    4,444,248    Green Tree Financial Corporation Series 1996-6 Class A6                 7.950        9/15/2027     4,735,279
    4,359,574    Green Tree Financial Corporation Series 1996-7 Class A6                 7.650       10/15/2027     4,729,022
    1,399,672    Green Tree Financial Corporation Series 1997-6 Class A5                 6.680        1/15/2029     1,422,402
    3,000,000    Green Tree Home Improvement Loan Trust Series 1996-D Class
                 HEM/1/                                                                  8.100        9/15/2027     3,160,971
    4,500,000    Harley-Davidson Eaglemark Motorcycle Trust Series 1999-1                6.710        1/15/2007     4,666,225
    4,000,000    Residential Asset Securities Corporation Series 2000-KS1 Class AI4      8.040       10/25/2028     4,293,540
    4,000,000    Vanderbilt Mortgage Finance Series 2000-B Class IA2                     8.045         7/7/2012     4,148,212
                                                          Total Asset Backed Securities                            32,611,637
------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (4.9%)
    5,000,000    Abitibi-Consolidated, Inc.                                              8.550         8/1/2010     5,134,485
    4,500,000    International Paper Company                                             7.625         8/1/2004     4,797,387
    3,000,000    International Paper Company                                             6.750         9/1/2011     3,052,866
    4,000,000    Praxair, Inc.                                                           6.500         3/1/2008     4,160,724
    2,500,000    Westvaco Corporation                                                    7.100       11/15/2009     2,575,900
    4,000,000    Weyerhaeuser Company/2/                                                 6.750        3/15/2012     4,037,224
                                                          Total Basic Materials                                    23,758,586
------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (5.2%)
    6,950,000    Raytheon Company                                                        6.150        11/1/2008     6,931,325
    4,000,000    Republic Services, Inc.                                                 6.750        8/15/2011     4,048,096
    2,750,000    Tyco International Group SA                                             6.875        1/15/2029     2,045,670
    5,000,000    Tyco International Group SA                                             6.125        11/1/2008     3,963,800
    5,000,000    Waste Management, Inc.                                                  7.000        10/1/2004     5,145,435
    2,850,000    Waste Management, Inc.                                                  6.875        5/15/2009     2,885,078
                                                          Total Capital Goods                                      25,019,404
------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage Backed Securities (6.2%)
    4,000,000    First Union National Bank Commercial Mortgage Trust Pass-Through
                 Certificates Series 1999-C4 Class A2                                    7.390       11/15/2009     4,354,408
    4,000,000    First Union-Lehman Brothers-Bank of America Commercial
                 Mortgage Trust Series 1998-C2 Class A2                                  6.560       11/18/2008     4,209,288
    6,000,000    GMAC Commercial Mortgage Securities, Inc. Series 1999-C1 Class A2       6.175        5/15/2033     6,178,092
    4,000,000    Morgan Stanley Dean Witter Capital I, Inc. Commercial Mortgage
                 Series 1998-WF2 Class A2                                                6.540        5/15/2008     4,212,120
    5,500,000    Morgan Stanley Dean Witter Capital I, Inc. Commercial Mortgage
                 Series 1999-WF1 Class A2                                                6.210       11/15/2031     5,685,218
    5,000,000    Nationslink Funding Corporation Series 1999-2 Class A3                  7.181        6/20/2031     5,362,205
                                                          Total Commercial Mortgage Backed Securities              30,001,331
------------------------------------------------------------------------------------------------------------------------------------

Communications (7.5%)
  $ 4,000,000    Citizens Communications Company                                         8.500%       5/15/2006   $ 4,194,836
    4,000,000    Continental Cablevision, Inc.                                           8.875        9/15/2005     4,310,108
    5,500,000    Cox Enterprises, Inc./2/                                                8.000        2/15/2007     5,736,742
    4,500,000    LCI International, Inc.                                                 7.250        6/15/2007     3,229,704
    2,500,000    Qwest Capital Funding, Inc.                                             7.750        8/15/2006     1,937,715
    3,655,000    Sprint Capital Corporation                                              6.125       11/15/2008     3,294,208
    4,835,000    Sprint Capital Corporation                                              5.875         5/1/2004     4,595,938
    2,500,000    TCI Communications, Inc.                                                7.125        2/15/2028     2,313,840
    4,000,000    TELUS Corporation                                                       8.000         6/1/2011     4,052,768
    2,500,000    Viacom, Inc.                                                            5.625         5/1/2007     2,491,220
                                                          Total Communications                                     36,157,079
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Consumer Cyclical (3.5%)
    4,000,000    AOL Time Warner, Inc.                                                   6.875         5/1/2012     3,794,220
    4,000,000    Ford Motor Credit Company                                               6.500        1/25/2007     3,974,024
    4,000,000    General Motors Acceptance Corporation                                   7.000         2/1/2012     4,032,240
    5,000,000    Liberty Media Corporation                                               7.875        7/15/2009     5,021,365
                                                          Total Consumer Cyclical                                  16,821,849
------------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (2.7%)
    2,000,000    ConAgra Foods, Inc.                                                     6.000        9/15/2006     2,038,776
    4,000,000    General Mills, Inc.                                                     6.000        2/15/2012     3,882,036
    2,500,000    H. J. Heinz Company/2/                                                  6.000        3/15/2012     2,448,855
    4,500,000    Tenet Healthcare Corporation                                            6.375        12/1/2011     4,444,493
                                                          Total Consumer Noncyclicals                              12,814,160
------------------------------------------------------------------------------------------------------------------------------------

Energy (1.8%)
    5,500,000    Burlington Resources, Inc./2/                                           6.500        12/1/2011     5,511,996
    3,250,000    Marathon Oil Corporation                                                6.800        3/15/2032     3,106,513
                                                          Total Energy                                              8,618,509
------------------------------------------------------------------------------------------------------------------------------------

Finance (11.6%)
    6,500,000    Cabot Industrial Properties, L.P.                                       7.125         5/1/2004     6,692,127
    4,000,000    Countrywide Home Loans, Inc.                                            5.500         2/1/2007     3,994,604
    4,000,000    EOP Operating, L.P.                                                     6.800        1/15/2009     4,048,284
    2,000,000    General Electric Capital Corporation (Series MTNA)                      5.875        2/15/2012     1,960,382
    5,500,000    Goldman Sachs Group, Inc.                                               6.600        1/15/2012     5,466,307
    4,200,000    Household Finance Corporation                                           7.875         3/1/2007     4,498,444
    6,000,000    Mack-Cali Realty Corporation                                            7.000        3/15/2004     6,231,468
    2,500,000    Morgan Stanley Dean Witter & Company                                    7.250         4/1/2032     2,498,380
    2,000,000    Morgan Stanley Dean Witter & Company                                    5.800         4/1/2007     2,020,670
    4,000,000    ProLogis Trust                                                          7.100        4/15/2008     4,120,704
    1,025,000    ProLogis Trust                                                          7.000        10/1/2003     1,059,034
    4,000,000    Regency Centers, L.P.                                                   7.125        7/15/2005     4,195,664
    5,000,000    Simon Property Group, L.P.                                              6.375       11/15/2007     5,007,770
    4,000,000    Union Planters Corporation                                              7.750         3/1/2011     4,317,828
                                                          Total Finance                                            56,111,666
------------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (24.1%)
    8,353,452    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through         6.500         1/1/2032     8,469,064
    8,799,775    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through         6.500         8/1/2031     8,921,564
    3,725,656    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through         6.500         2/1/2031     3,777,181
    3,782,724    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through         6.500         2/1/2031     3,835,076
    4,189,893    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through         6.500         1/1/2031     4,247,839
    7,153,895    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through         6.500         9/1/2030     7,288,817
    7,244,663    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through         6.500         4/1/2030     7,381,298
    4,294,830    Federal National Mortgage Association Conventional 15-Yr. Pass
                 Through                                                                 6.000        12/1/2016     4,354,485
    8,127,132    Federal National Mortgage Association Conventional 15-Yr. Pass
                 Through                                                                 6.000        12/1/2016     8,240,018
    6,803,716    Federal National Mortgage Association Conventional 15-Yr. Pass
                 Through                                                                 5.500         4/1/2016     6,758,540
    3,934,310    Federal National Mortgage Association Conventional 30-Yr. Pass
                 Through                                                                 6.500         1/1/2032     3,985,299
   11,598,718    Federal National Mortgage Association Conventional 30-Yr. Pass
                 Through                                                                 6.500         9/1/2031    11,749,038
    8,711,310    Federal National Mortgage Association Conventional 30-Yr. Pass
                 Through                                                                 6.500         9/1/2031     8,824,209
    7,324,717    Federal National Mortgage Association Conventional 30-Yr. Pass
                 Through                                                                 6.500         8/1/2031     7,419,645
    9,263,348    Federal National Mortgage Association Conventional 30-Yr. Pass
                 Through                                                                 6.500         5/1/2031     9,383,400
    7,958,322    Federal National Mortgage Association Conventional 30-Yr. Pass
                 Through                                                                 6.500         5/1/2031     8,061,462
    3,467,541    Federal National Mortgage Association Conventional 30-Yr. Pass
                 Through                                                                 6.500         4/1/2029     3,529,610
                                                          Total Pass Through Securities                           116,226,545
------------------------------------------------------------------------------------------------------------------------------------

Transportation (2.5%)
    3,611,000    American Airlines, Inc./2/                                              7.858        10/1/2011     3,831,426
    4,000,000    Delta Air Lines, Inc. Series 2001-1 Class A2                            7.111        9/18/2011     4,158,164
    4,000,000    Union Pacific Corporation                                               5.750       10/15/2007     3,997,844
                                                          Total Transportation                                     11,987,434
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (3.2%)
    1,650,000    U.S. Treasury Bonds                                                     7.250        8/15/2022     1,947,257
    8,280,000    U.S. Treasury Bonds                                                     7.250        5/15/2016     9,605,769
    4,000,000    U.S. Treasury Notes                                                     3.500       11/15/2006     3,851,876
                                                          Total U.S. Government Securities                         15,404,902
------------------------------------------------------------------------------------------------------------------------------------

Utilities (9.3%)
    5,100,000    Arizona Public Service Company                                          6.375       10/15/2011     5,039,029
    4,000,000    Calpine Canada Energy Finance ULC                                       8.500         5/1/2008     3,420,000
    2,500,000    Commonwealth Edison Company/2/                                          6.150        3/15/2012     2,496,005
    5,200,000    DTE Energy Company                                                      7.050         6/1/2011     5,342,163
    4,000,000    El Paso Energy Corporation                                              6.750        5/15/2009     3,924,896
    4,000,000    Enterprise Products Operating, L.P.                                     8.250        3/15/2005     4,329,368
    4,900,000    FirstEnergy Corporation                                                 6.450       11/15/2011     4,629,172
    4,000,000    Indiana Michigan Power Company                                          6.125       12/15/2006     4,039,760
    5,860,000    Niagara Mohawk Power Corporation                                        7.750        10/1/2008     6,385,695
    3,600,000    Northeast Generation Company                                            4.998       10/15/2005     3,563,640
    2,000,000    Williams Companies, Inc.                                                7.625        7/15/2019     1,901,698
                                                          Total Utilities                                          45,071,426
------------------------------------------------------------------------------------------------------------------------------------

                                                          Total Long-Term Fixed Income Investments
                                                          (Amortized Cost Basis $427,991,974)                     430,604,528
------------------------------------------------------------------------------------------------------------------------------------

    Principal                                                              Interest             Maturity            Market
     Amount      Short-Term Investments (9.4%)                             Rate/1/               Date               Value
====================================================================================================================================

 $ 10,090,000    Countrywide Home Loans, Inc.                                1.810%               5/6/2002       $ 10,087,464
      700,000    Delaware Funding                                            1.910                5/1/2002            700,000
    8,934,000    Exxon Asset Management Company                         1.730-1.750     5/1/2002-5/14/2002          8,933,393
    9,362,000    GE Capital Services                                         1.740                5/9/2002          9,358,380
      243,000    MDU Resources Group, Inc.                                   1.830                5/1/2002            243,000
    1,000,000    Procter & Gamble Company                                    1.740                5/1/2002          1,000,000
   15,083,445    The AAL Money Market Fund                                      N/A                   N/A          15,083,445
                                                          Total Short-Term Investments
                                                          (Amortized Cost Basis $45,405,682)                       45,405,682
------------------------------------------------------------------------------------------------------------------------------------

                                                          Total Investments (98.7%)
                                                          (Amortized Cost Basis $473,397,656)                     476,010,210
------------------------------------------------------------------------------------------------------------------------------------

                                                          Other Assets, Less Liabilities (1.3%)                     6,226,788
------------------------------------------------------------------------------------------------------------------------------------

                                                          Net Assets: (100.0%)                                   $482,236,998
------------------------------------------------------------------------------------------------------------------------------------

_______________________
/1/ The interest rate reflects the discount rate at the date of purchase
/2/ 144A Securities

           See page 53 for a complete discussion of investment terms.

 The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL MONEY MARKET FUND

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by inv portfolio of high-quality, short-term money market instruments.

   Principal                                                            Interest             Maturity              Market
     Amount       Short-Term Investments (100.6%)                     Rate Range/1/         Date Range             Value
====================================================================================================================================

  $23,805,000    Alpine Securitization Corporation/6/                    1.802-1.838%      5/6/2002-7/19/2002     $23,736,022
   23,636,000    American Express Credit Corporation                    1.794-1.838       5/14/2002-7/10/2002      23,588,062
   22,034,000    American General Finance Corporation                   1.828-1.915        5/17/2002-8/7/2002      21,945,187
    5,727,000    Cargill, Inc./6/                                             1.746                 7/12/2002       5,707,070
   23,677,000    Coca-Cola Company                                      1.768-1.869        6/6/2002-7/25/2002      23,604,271
    3,000,000    Countrywide Home Loans, Inc.                                 6.280                 1/15/2003       3,067,174
   21,000,000    Countrywide Home Loans, Inc.                           1.824-2.010        5/17/2002-7/2/2002      20,946,587
   11,673,000    Duke Energy Corporation                                1.790-1.791        6/4/2002-6/25/2002      11,648,124
   23,122,000    Eaglefunding Capital Corporation/6/                    1.802-2.102       5/2/2002-10/21/2002      23,035,160
   23,947,000    Edison Asset Securitization LLC/6/                     1.808-1.959        5/8/2002-8/21/2002      23,899,091
    1,900,000    E. I. du Pont de Nemours & Company                           1.811                 8/29/2002       1,888,600
   22,959,000    Falcon Asset Securitization Corporation/6/             1.607-1.958         5/2/2002-7/8/2002      22,911,435
    2,901,000    Federal Home Loan Mortgage Corporation
                 Discount Notes                                               1.838                  6/6/2002       2,895,691
    1,848,225    Fidelity Domestic Portfolio Class III                       N/A                     N/A            1,848,225
   24,000,000    General Dynamics                                       1.630-2.492      5/28/2002-11/21/2002      23,830,328
    9,034,000    General Electric Capital Corporation                   1.806-1.949       5/30/2002-8/27/2002       8,991,427
   14,766,000    General Electric Capital Services, Inc.                1.798-1.868        5/6/2002-7/16/2002      14,727,898
   23,956,000    Gillette Company                                       1.847-2.040        5/13/2002-7/8/2002      23,911,770
   23,774,000    Goldman Sachs Group, Inc.                              1.792-1.989       5/17/2002-8/28/2002      23,692,826
   13,178,000    Hewlett Packard Company                                1.916-1.988       5/24/2002-6/26/2002      13,157,192
   23,925,000    Household Finance Corporation                          1.778-1.981       5/20/2002-8/12/2002      23,827,555
   18,767,000    Knight Ridder, Inc./6/                                 1.652-1.979         6/3/2002-9/9/2002      18,697,725
   12,919,000    McGraw-Hill Companies, Inc.                            1.720-2.203       5/23/2002-9/24/2002      12,847,279
    1,000,000    Merrill Lynch & Company, Inc.                                6.640                 9/19/2002       1,016,954
    2,455,000    Minnesota Mining & Manufacturing Company                     1.802                 6/26/2002       2,448,164
   22,392,000    Monsanto Company                                       1.759-1.908        5/1/2002-5/13/2002      22,387,452
   16,040,000    National Rural Utilities Cooperative Finance
                 Corporation                                              1.814-1.858      5/9/2002-6/11/2002      16,025,871
    5,797,000    Pfizer, Inc.                                                 1.888                 6/19/2002       5,782,166
   16,077,000    SBC Communications, Inc./6/                            1.762-1.878        5/3/2002-6/13/2002      16,046,872
   24,297,000    Schering Corporation                                   1.879-2.014        6/11/2002-8/1/2002      24,194,878
    7,233,000    Toyota Motor Credit Corporation/6/                     1.794-1.804         5/3/2002-5/8/2002       7,231,533
    5,209,000    Tyco Capital Corporation                                     1.859                 5/10/2002       5,206,591
    8,500,000    United Parcel Service                                  1.702-1.807       5/23/2002-6/14/2002       8,485,385
   23,989,000    Verizon Network Funding                                1.768-1.866        5/7/2002-6/18/2002      23,966,126
    3,815,000    Wells Fargo Financial, Inc.                                  6.250                 11/1/2002       3,890,199
   12,637,000    Wells Fargo Financial, Inc.                            1.811-1.827       5/31/2002-6/19/2002      12,611,349
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $523,698,239)                               523,698,239
------------------------------------------------------------------------------------------------------------------------------------

                                                Total Investments (100.6%)
                                                (Amortized Cost Basis $523,698,239)                               523,698,239
------------------------------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities (-0.6%)                            (3,367,826)
------------------------------------------------------------------------------------------------------------------------------------

                                                Net Assets: (100.0%)                                             $520,330,413
------------------------------------------------------------------------------------------------------------------------------------

_________________
/1/  The interest  rate shown  reflects  the coupon rate or, for the  securities purchased at a discount, the discount rate at the date of
/6/  (4) 2 commercial paper.

           See page 53 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                   STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2002                                             The AAL            The AAL         The AAL        The AAL
                                                             High Yield Bond    Municipal Bond       Bond       Money Market
                                                                  Fund               Fund            Fund           Fund
====================================================================================================================================
Assets:
Investment in unaffiliated issuers at cost                   $  131,338,403   $  598,279,107    $  458,314,211  $ 523,698,239
Investment in affiliated issuers at cost                                  -                -        15,083,445              -
------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                         $  129,802,772   $  630,248,589    $  476,010,210  $ 523,698,239

Cash                                                                      -                -                 -            495
Dividends and interest receivable                                 2,691,177        9,823,473         5,723,425        185,227
Prepaid expenses                                                     16,910           39,244            24,153         53,352
Receivable for investments sold                                   1,084,096          111,250           983,347             -
Receivable for trust shares sold                                     62,243          525,901           547,447      1,651,458
    Total Assets                                            $   133,657,198   $  640,748,457   $   483,288,582  $ 525,588,771
------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Cash overdraft liability                                                  -                -            98,827              -
Payable for investments purchased                                 3,433,929       24,583,624                 -              -
Income distributions payable                                        293,645          472,696           335,026         27,827
Payable for trust shares redeemed                                   124,820          264,729           135,219      4,814,395
Payable to affiliate                                                 49,641          393,249           305,217        227,174
Accrued expenses                                                    188,823          161,589           177,295        188,962
    Total Liabilities                                        $    4,090,858   $   25,875,887    $    1,051,584  $   5,258,358
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Trust Capital (beneficial interest)                             198,112,092      594,704,396       498,963,521    520,295,202
Accumulated undistributed net investment income/(loss)              (18,609)               -            96,451         35,211
Accumulated undistributed net realized loss on
investments                                                     (66,991,512)     (11,801,308)      (19,435,528)             -
Net unrealized appreciation/(depreciation) on investments        (1,535,631)      31,969,482         2,612,554              -
    Total Net Assets                                         $  129,566,340   $  614,872,570    $  482,236,998  $ 520,330,413
------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                                  $  133,657,198   $  640,748,457    $  483,288,582  $ 525,588,771
------------------------------------------------------------------------------------------------------------------------------------

Class A share capital                                        $  118,645,319   $  598,628,339    $  451,471,253  $ 399,774,427
  Shares of beneficial interest outstanding (Class A)            19,158,732       53,412,741        45,984,793    399,774,427
Net asset value per share                                    $         6.19    $       11.21     $        9.82   $       1.00
Maximum public offering price                                $         6.45    $       11.68     $       10.23   $       1.00
Class B share capital                                        $    8,230,226   $   10,993,404    $    7,915,715  $   2,804,259
  Shares of beneficial interest outstanding (Class B)             1,328,933          981,211           805,865      2,804,259
Net asset value per share                                    $         6.19    $       11.20     $        9.82   $       1.00
Class I share capital                                        $    2,690,795   $    5,250,827    $   22,850,030  $ 117,751,727
  Shares of beneficial interest outstanding (Class I)               434,688          468,682         2,326,764    117,751,727
Net asset value per share                                    $         6.19    $       11.20     $        9.82   $       1.00

The accompanying notes to the financial statements are an integral part of this schedule.

                         STATEMENT OF OPERATIONS

For the year ended April 30, 2002                                The AAL           The AAL           The AAL         The AAL
                                                             High Yield Bond   Municipal Bond         Bond        Money Market
                                                                  Fund              Fund              Fund            Fund
====================================================================================================================================
Investment Income
Dividends - Unaffiliated Issuers                             $      208,250   $            -    $            -  $           -
Dividends - Affiliated Issuers                                            -                -            77,890              -
Taxable interest                                                 11,971,631          414,667        28,423,887     14,376,322
Tax exempt interest                                                       -       31,186,633                 -              -
     Total Investment  Income                                $   12,179,881   $   31,601,300    $   28,501,777  $  14,376,322
------------------------------------------------------------------------------------------------------------------------------------

Expenses
Adviser fees                                                        388,359        2,566,030         2,018,823      2,459,570
Sub-Adviser fees                                                    323,633                -                 -              -
Administrative service and pricing fees                              61,409          101,973            55,201         50,000
Amortization of organizational costs & registration fees              4,461                -                 -              -
Audit and legal fees                                                 21,837           20,249            23,303         16,756
Custody fees                                                         10,761           25,624            19,817         23,545
Distribution expense Class A                                        294,243        1,391,439         1,011,865        532,361
Distribution expense Class B                                         92,945           99,385            60,610         29,357
Printing and postage expense Class A                                145,185          156,929           198,223        392,860
Printing and postage expense Class B                                  4,543            2,749             4,325          3,388
Printing and postage expense Class I                                      -               44               303          1,416
SEC and state registration expense                                   51,025           62,042            54,534        105,886
Shareholder maintenance fees Class A                                 40,310           68,249           102,757        169,270
Shareholder maintenance fees Class B                                  5,633            2,690             3,749          1,641
Shareholder maintenance fees Class I                                     41               17               122            181
Transfer Agent fees Class A                                         111,636          197,875           282,909        426,344
Transfer Agent fees Class B                                          15,042            7,300            10,254          4,586
Transfer Agent fees Class I                                              85               47               330            513
Trustees fees and expenses                                            2,766           16,586            11,888         13,642
Other expenses                                                          696            8,761             8,539          8,611
     Total Expenses Before Reimbursement                     $    1,574,610   $    4,727,989    $    3,867,552  $   4,239,927
------------------------------------------------------------------------------------------------------------------------------------

     Less Reimbursement from Adviser                               (219,313)        (281,798)         (321,550)      (828,210)

     Total Net Expenses                                      $    1,355,297   $    4,446,191    $    3,546,002  $   3,411,717
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                        $   10,824,584   $   27,155,109    $   24,955,775  $  10,964,605
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on investments                      (17,696,580)         690,050         3,479,836              -
Change in net unrealized appreciation/depreciation on
investments                                                       6,372,126       10,876,811        (2,746,026)             -
     Net Realized and Unrealized Gains/(Losses) on
     Investments                                             $  (11,324,454)  $   11,566,861    $      733,810  $           -
------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets From Operations        $     (499,870)  $   38,721,970    $   25,689,585  $  10,964,605
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                                             STATEMENT OF CHANGES IN NET ASSETS

For the years ended:                                                      The AAL                          The AAL
                                                                   High Yield Bond Fund              Municipal Bond Fund                     The AAL Bond Fund                          The AAL Money Market Fund
                                                                4/30/2002         4/30/2001        4/30/2002        4/30/2001          4/30/2002            4/30/2001             4/30/2002                4/30/2001
======================================================================================================================================================================================================================
Operations
Net investment income                                        $   10,824,584   $   12,599,237    $   27,155,109  $  24,628,847        $ 24,955,775      $   24,692,654       $    10,964,605        $   22,660,664
Net realized gains/(losses) on investments                      (17,696,580)     (36,726,266)          690,050       (635,374)          3,479,836           4,697,595                     -                     -
Change in net unrealized appreciation/depreciation on
investments                                                       6,372,126       22,921,083        10,876,811     23,238,833          (2,746,026)         14,388,490                     -                     -
Net Increase/(Decrease) in Net Assets Resulting from
Operations                                                   $     (499,870)  $   (1,205,946)   $   38,721,970  $  47,232,306        $ 25,689,585      $   43,778,739       $    10,964,605        $   22,660,664
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income Class A                              (10,036,986)     (11,288,815)      (26,573,057)   (24,235,804)        (22,849,112)        (21,022,587)           (9,663,557)          (21,040,062)
From net investment income Class B                                 (721,291)        (862,302)         (393,108)      (325,300)           (285,306)           (212,197)              (48,701)             (125,343)
From net investment income Class I                                 (217,500)        (180,701)         (188,944)       (67,743)         (2,303,801)         (3,457,870)           (1,252,347)           (1,495,259)
Total Distributions to Shareholders                          $  (10,975,777)  $  (12,331,818)   $  (27,155,109) $ (24,628,847)       $(25,438,219)     $  (24,692,654)      $   (10,964,605)       $  (22,660,664)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                                        29,702,091       25,391,854       113,192,538     55,736,730         147,421,583          57,226,635           890,957,104           604,913,296
Income dividends reinvested                                       7,124,563        7,881,583        21,975,278     20,058,787          20,721,968          18,586,398            10,243,163            21,461,767
Redemption of trust shares                                      (28,684,965)     (34,643,773)      (46,522,197)   (52,956,178)        (99,811,523)        (54,505,303)         (833,379,483)         (537,125,179)
Net Increase/(Decrease) in Trust Capital                     $    8,141,689   $   (1,370,336)   $   88,645,619  $  22,839,339        $ 68,332,028      $   21,307,730       $    67,820,784        $   89,249,884
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                        $   (3,333,958)  $  (14,908,100)   $  100,212,480  $  45,442,798        $ 68,583,394      $   40,393,815       $    67,820,784        $   89,249,884
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                               $  132,900,298   $  147,808,398    $  514,660,090  $ 469,217,292        $413,653,604      $  373,259,789       $   452,509,629        $  363,259,745
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                     $  129,566,340   $  132,900,298    $  614,872,570  $ 514,660,090        $482,236,998      $  413,653,604       $   520,330,413        $  452,509,629
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net Investment Income/(Loss)       $      (18,609)  $       36,394    $            -  $           -        $     96,451             $96,451       $        35,211        $       35,211
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2002

(A) ORGANIZATION

The AAL Mutual Funds (“Funds” or “Trust”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust currently consists of fourteen equity Funds, six fixed-income Funds and one money market Fund. The Trust commenced operations on July 16, 1987.

The Trust offers three classes of shares. Class A shares have a front-end sales load of 4.00%, except for The AAL Money Market Fund, which does not have a front-end load. On January 8, 1997, the Trust began offering Class B shares. Class B shares are offered at net asset value and a service fee. In addition, Class B shares have a contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. On December 29, 1997, the Trust began offering a third class of shares to institutional clients. Class I shares are offered at net asset value and have no service fee.

The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund and the AAL Money Market Fund offer all three classes of shares. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares. The other Funds of the Trust not included above are printed under separate annual reports.

(B) SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies of the Funds discussed in this report are:

Valuation – Securities traded on national securities exchanges are valued at last reported sales prices. Interest bearing money market instruments are valued at a cost that approximates the market. All other instruments held by The AAL Money Market Fund and money market investments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Funds’ Board of Trustees.

Federal Income Taxes – Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was recorded. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Income and Expenses – The Funds are charged for those expenses that are directly attributed to each portfolio. Expenses that are not directly attributable to a portfolio are allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Class specific expenses, such as 12b-1 fees, transfer agent expenses, shareholder maintenance fees and printing and postage costs are charged to each Fund class of shares directly. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-divided date. Dividends from The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund, and The AAL Money Market Fund are accrued daily and distributed monthly. Dividends from net realized gains from securities transactions, if any, are distributed at least annually.

Credit Risk – The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the credit worthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis and includes amortization of premiums and discounts using the interest method. Realized gains and losses from investment transactions are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the “Guide”), was issued, and became effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, the Funds were required to adjust the cost of their fixed-income securities by the cumulative amount of the amortization that would have been recognized had premium and discount amortization using the interest method been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Funds’ net asset values, but changed the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The impact upon adoption of premium amortization decreased the recorded cost of its investments (but not their market value) by $38,718 for The AAL High Yield Bond Fund and $142,521 for The AAL Bond Fund as of May 1, 2001.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

(C) INVESTMENT ADVISORY MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, (“the Adviser”), under which each of the Funds pay a fee for investment advisory services. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                               $0 to   $50 to   $200 to   $500 to   $1,000 to   Over
(M - Millions)                  $50M    $200M    $500M    $1,000M   $5,000M   $5,000M
=======================================================================================
The AAL High Yield Bond Fund    0.55%   0.55%    0.55%     0.55%     0.55%      0.55%
The AAL Municipal Bond Fund     0.45%   0.45%    0.45%     0.45%     0.45%      0.45%
The AAL Bond Fund               0.45%   0.45%    0.45%     0.45%     0.45%      0.45%
The AAL Money Market Fund       0.50%   0.50%    0.50%     0.45%     0.45%      0.45%

The AAL High Yield Bond Fund has entered into a sub-advisory agreement with Pacific Investment Management Company (PIMCO). The sub-advisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.25% of average daily net assets.

The AAL Bond Fund may invest cash in The AAL Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, the Fund is reimbursed for the amount of investment advisory fees paid to the Adviser through The AAL Money Market Fund.

As of September 1, 2000, the Adviser voluntarily has waived 0.15% of the current fee of 0.45% in The AAL Bond Fund and 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund. These waivers ended October 15, 2001. As of September 1, 2000, the current fee waiver for The AAL Money Market Fund changed from 0.225% to 0.075%. In addition, the Adviser is waiving all expenses in excess of 1.00% for Class A and 1.75% for Class B of The AAL High Yield Bond Fund.

The Trust has entered into an administrative services agreement with Aid Association for Lutherans (AAL) pursuant to which AAL provides certain administrative services. AAL earned the following fees from the respective Funds for the year ended April 30, 2002: $47,917 for The AAL High Yield Bond Fund and $50,000 for The AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money Market Fund, respectively.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquiries regarding account status, option and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.60 per year per shareholder account.

The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On the Class A shares, a service fee of 0.25% of average net assets is charged for The AAL High Yield Bond Fund, The AAL Municipal Bond Fund and The AAL Bond Fund; 0.125% of average net assets is charged for The AAL Money Market Fund. On the Class B Shares, a service fee of 0.25% of average net assets is charged and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, and The AAL Bond Fund; a service fee of 0.125% of average net assets is charged and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL Money Market Fund. There is no 12b-1 distribution fee or service fee on Class I shares.

For the year ended April 30, 2002, AAL Capital Management received $20,823,590 in commissions from the sales of Trusts’ Class A and redemptions of Class B shares.

Each Trustee of the Funds who is not affiliated with AAL or the Adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Those Trustees not participating in the above plan received $36,125 in fees from the Trust for the year ended April 30, 2002. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

AAL is the parent company for AAL Capital Management Corporation.

(D) SECURITY TRANSACTIONS

During the year ended April 30, 2002, purchases and sales of securities other than short-term obligations and U.S. Government obligations were as follows:

                                   Purchases        Sales
======================================================================
The AAL High Yield Bond Fund     $102,477,701   $  88,326,687
The AAL Municipal Bond Fund       441,853,604     361,421,360
The AAL Bond Fund                 560,773,845     523,878,086

For the year ended April 30, 2002, The AAL Bond Fund purchased $147,550,691 and sold $137,839,755 in U.S. Government obligations.

(E) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of investments represent 5% or more of the outstanding voting securities of the issuer, and any other Funds. A summary of transactions in the securities of these issuers during the year ended April 30, 2002 is as follows:

                               Gross           Gross       Balance of                      Dividend Income
Fund invested in The AAL    Purchases and    Sales and     Shares Held         Value         May 1, 2001-
Money Market Fund:           Additions      Reductions   April 30, 2002   April 30, 2002    April 30, 2002
===========================================================================================================
The AAL Bond Fund           51,904,878      36,821,433     15,083,445      $15,083,445         $77,890

(F) FEDERAL INCOME TAX INFORMATION

At April 30, 2002, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                                 Federal        Unrealized      Unrealized     Net Appreciation/
                                 Tax Cost      Appreciation   (Depreciation)    (Depreciation)
=================================================================================================
The AAL High Yield Bond Fund   $131,465,498    $ 3,921,616     $(5,584,342)     $ (1,662,726)
The AAL Municipal Bond Fund     598,279,107     33,736,778      (1,767,296)       31,969,482
The AAL Bond Fund               473,842,153      8,400,852      (6,232,795)        2,168,057

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. The federal tax cost equals amortized book cost for The AALMoney Market Fund.

At April 30, 2002, undistributed ordinary income and capital loss carryovers were as follows:

                                Undistributed                  Capital Loss Carryovers
                                  Ordinary      Expiring       Expiring       Expiring        Expiring
                                Income(Loss)      2007           2008           2009            2010
==========================================================================================================
The AAL High Yield Bond Fund     $ 208,942     $1,271,115   $  3,377,296    $ 38,661,693    $ 14,003,544
The AAL Municipal Bond Fund        (30,704)             -     11,386,599               -         328,490
The AAL Bond Fund                  111,454              -     14,124,656       1,521,197               -
The AAL Money Market Fund           50,734              -              -               -               -

To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryover.

The following Funds deferred, on a tax basis, the following post-October 2001 losses:

The AAL High Yield Bond Fund               $9,636,384
The AAL Municipal Bond Fund                    39,431
The AAL Bond Fund                           3,345,177

These amounts are deferred and deemed to have occurred in the next fiscal year.

The tax components of dividends paid during the year were as follows:

 Fund                                        Ordinary Income
=============================================================
 The AAL High Yield Bond Fund                   $10,975,777
 The AAL Municipal Bond Fund*                    27,155,109
 The AAL Bond Fund                               25,438,219
 The AALMoney Market Fund                        10,964,605

*From tax-exempt interest

For the fiscal year ended April 30, 2002, The AAL Municipal Bond Fund designates 98.69% of its income distributions as exempt interest dividends (unaudited).

(G) TRUST TRANSACTIONS

The AAL High Yield Bond Fund Shares
                                                    Class A                         Class B                    Class I
                                                   Year Ended                     Year Ended                 Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
====================================================================================================================================
Shares purchased                             4,278,236     3,293,024         147,887      152,106        236,886      121,869
Income dividends reinvested                  1,035,473     1,041,171          65,489       68,972         20,452        9,893
Shares redeemed                             (4,052,222)   (4,491,509)       (321,541)    (338,127)      (145,429)     (72,989)
Net increase (decrease) in trust shares      1,261,487      (157,314)       (108,165)    (117,049)       111,909       58,773
------------------------------------------------------------------------------------------------------------------------------------

The AAL Municipal Bond Fund Shares
                                                    Class A                         Class B                    Class I
                                                   Year Ended                     Year Ended                 Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
====================================================================================================================================
Shares purchased                             9,520,392     4,825,592         305,639      116,294        247,827      180,655
Income dividends reinvested                  1,922,430     1,824,361          28,908       24,260          4,916        4,729
Shares redeemed                             (4,007,348)   (4,835,803)       (129,612)     (67,532)        (9,497)     (12,110)
Net increase in trust shares                 7,435,474     1,814,150         204,935       73,022        243,246      173,274
------------------------------------------------------------------------------------------------------------------------------------

The AAL Bond Fund Shares
                                                    Class A                         Class B                    Class I
                                                   Year Ended                     Year Ended                 Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
====================================================================================================================================
Shares purchased                            13,199,439     4,788,768         450,058      149,464      1,156,608        958,773
Income dividends reinvested                  1,960,565     1,843,370          24,533       18,305         96,455         72,113
Shares redeemed                             (5,244,483)   (5,100,610)       (133,666)     (91,304)    (4,598,841)      (501,466)
Net increase (decrease) in trust shares      9,915,521     1,531,528         340,925       76,465     (3,345,778)       529,420
------------------------------------------------------------------------------------------------------------------------------------

The AAL Money Market Fund Shares
                                                    Class A                         Class B                    Class I
                                                   Year Ended                     Year Ended                 Year Ended
                                             4/30/2002     4/30/2001       4/30/2002     4/30/2001      4/30/2002     4/30/2001
====================================================================================================================================
Shares purchased                           456,396,564   477,762,584       2,051,838    3,535,452    432,508,702    123,615,260
Income dividends reinvested                  9,468,038    20,720,235          43,198      122,385        731,927        619,147
Shares redeemed                           (489,939,680) (422,680,067)     (2,626,961)  (2,748,217)  (340,812,842)  (111,696,895)
Net increase (decrease) in trust shares    (24,075,078)   75,802,752        (531,925)     909,620     92,427,787     12,537,512
------------------------------------------------------------------------------------------------------------------------------------

A NOTE ON FORWARD-LOOKING STATEMENTS (UNAUDITED)

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager’s predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

GLOSSARY OF INVESTMENT TERMS (UNAUDITED)

*    Non  income-producing  security  - A  non  income-producing  security  is a security  which has not paid a  dividend  or  interest  payment in the past calendar year.

2    144A security - A 144A security is a security that has not been  registered with the SEC.  Because it is not registered it is considered an illiquid or restricted  security.  Once the security is  registered,  it loses its 144A classification  and  is no  longer  restricted.  144A  securities  are  for institutional or accredited investors, such as mutual funds.

3    When-issued  security - A when-issued  security is a securities  issue that has been authorized and is sold to investors  before the  certificates  are ready for delivery.

4    Pledged as security for  when-issued  securities - A pledged  security is a security  that is pledged  as  collateral  for a  when-issued  security.  A pledged  security is no longer  collateral  once the  when-issued  security purchased is settled.

5    Security in default - A security  in default is a security  that has missed its last interest payment.

6    4(2) Commercial  paper - 4(2)  commercial  paper is a security that has not been registered with the SEC. Because it is not registered it is considered an illiquid or restricted  security.  Once the security is  registered,  it loses its 4(2) classification and is no longer restricted.  4(2) commercial paper are for institutional or accredited investors, such as mutual funds.

7    Step-coupon  bond - A  Step-coupon  bond is a debt  instrument  that pays a fixed rate for an initial  period,  then increases to a higher rate after a period of time. The rate shown is the current rate.

8    Illiquid  security  valued at fair  value - A  security  that is not traded actively.

9    Convertible bond - A convertible bond is a bond containing a provision that permits  conversion  to the issuer's  common  stock at some fixed  exchange ratio.

11   Puttable  and  resettable  bond - A  traditional  bond with an embedded put which permits the bond holder to sell the bond back to the issuer,  usually at par.  This put gives the holder some  protection  from loss of principal due to higher  interest  rates or credit  deterioration  of the issuer.  In addition,  this security has a unique  characteristic in which the interest rate "resets" or varies daily.

12   Zero coupon bond - A zero coupon bond has no stated  interest rate and pays only the  principal  portion at a stated date in the future.  The bonds are issued at a discount to par and the difference between the discount and par is the return to the bondholder.

FINANCIAL HIGHLIGHTS

PER SHARE INFORMATION

The AAL High Yield Bond Fund
                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS A SHARES

Net asset value: Beginning of Period                            $   6.76     $   7.44      $   8.92     $   10.31    $   9.88

Income from Investment Operations
Net investment income                                               0.54         0.63          0.87          0.91        0.92
Net realized and unrealized gain (loss) on investments             (0.56)       (0.68)        (1.48)        (1.33)       0.53
Total from Investment Operations                                   (0.02)       (0.05)        (0.61)        (0.42)       1.45
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.55)       (0.63)        (0.87)        (0.91)      (0.92)
Net realized capital gains                                          -            -             -            (0.06)      (0.10)
Total Distributions                                                (0.55)       (0.63)        (0.87)        (0.97)      (1.02)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                         (0.57)       (0.68)        (1.48)        (1.39)       0.43
Net asset value: End of Period                                  $   6.19     $   6.76      $   7.44     $    8.92    $  10.31
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (0.26)%      (0.81)%       (7.00)%       (3.96)%     15.12%
Net assets, end of period (in millions)                         $ 118.6      $ 121.0       $ 134.3      $  131.9     $ 100.8
Ratio of expenses to average net assets (a)                         1.00%        1.00%         0.96%         1.00%       0.99%
Ratio of net investment income to average net assets (a)            8.41%        9.06%        10.54%         9.81%       8.94%
Portfolio turnover rate                                            71.53%      106.01%        53.59%        54.67%     112.37%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         1.17%        1.08%         1.12%         1.16%       1.18%
Ratio of net investment income to average net assets (a)            8.24%        8.98%        10.38%         9.64%       8.75%

                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS B SHARES

Net asset value: Beginning of Period                            $   6.76     $   7.44      $   8.92     $   10.31    $   9.88

Income from Investment Operations
Net investment income                                               0.49         0.58          0.81          0.84        0.84
Net realized and unrealized gain (loss) on investments             (0.56)       (0.68)        (1.48)        (1.33)       0.53
Total from Investment Operations                                   (0.07)       (0.10)        (0.67)        (0.49)       1.37
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.50)       (0.58)        (0.81)        (0.84)      (0.84)
Net realized capital gains                                          -            -             -            (0.06)      (0.10)
Total Distributions                                                (0.50)       (0.58)        (0.81)        (0.90)      (0.94)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                         (0.57)       (0.68)        (1.48)        (1.39)       0.43
Net asset value: End of Period                                  $   6.19     $   6.76      $   7.44     $    8.92    $  10.31
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (1.02)%      (1.53)%       (7.65)%       (4.62)%     14.27%
Net assets, end of period (in millions)                         $   8.2      $   9.7       $  11.6      $   12.4     $   9.7
Ratio of expenses to average net assets (a)                         1.74%        1.73%         1.62%         1.71%       1.74%
Ratio of net investment income to average net assets (a)            7.67%        8.33%         9.88%         9.09%       8.22%
Portfolio turnover rate                                            71.53%      106.01%        53.59%        54.67%     112.37%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         1.93%        1.99%         1.97%         1.98%       2.05%
Ratio of net investment income to average net assets (a)            7.48%        8.08%         9.53%         8.82%       7.90%

                                                                                Year ended April 30,                Period Ended
                                                                    2002        2001          2000          1999       1998(c)
====================================================================================================================================
CLASS I SHARES

Net asset value: Beginning of Period                            $   6.76     $   7.43      $   8.91     $   10.31    $  10.29

Income from Investment Operations
Net investment income                                               0.56         0.65          0.89          0.93        0.31
Net realized and unrealized gain (loss) on investments             (0.57)       (0.67)        (1.48)        (1.34)       0.02
Total from Investment Operations                                   (0.01)       (0.02)        (0.59)        (0.41)       0.33
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.56)       (0.65)        (0.89)        (0.93)      (0.31)
Net realized capital gains                                          -            -             -            (0.06)       -
Total Distributions                                                (0.56)       (0.65)        (0.89)        (0.99)      (0.31)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                         (0.57)       (0.67)        (1.48)        (1.40)       0.02
Net asset value: End of Period                                  $   6.19     $   6.76      $   7.43     $    8.91    $  10.31
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    0.05%       (0.34)%       (6.67)%       (3.85)%      3.28%
Net assets, end of period (in millions)                         $   2.7      $   2.2       $   2.0      $    2.2     $   0.2
Ratio of expenses to average net assets (a)                         0.68%        0.67%         0.53%         0.76%       0.75%
Ratio of net investment income to average net assets (a)            8.73%        9.34%        11.00%        10.34%       9.53%
Portfolio turnover rate                                            71.53%      106.01%        53.59%        54.67%     112.37%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         0.68%        0.67%         0.62%         0.76%       0.75%
Ratio of net investment income to average net assets (a)            8.73%        9.34%        10.92%        10.34%       9.53%

-------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund
                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS A SHARES

Net asset value: Beginning of Period                            $  10.96     $  10.45      $  11.47     $   11.40    $  10.92

Income from Investment Operations
Net investment income                                               0.54         0.55          0.53          0.52        0.52
Net realized and unrealized gain (loss) on investments              0.25         0.51         (1.01)         0.25        0.61
Total from Investment Operations                                    0.79         1.06         (0.48)         0.77        1.13
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.54)       (0.55)        (0.53)        (0.52)      (0.52)
Net realized capital gains                                          -            -            (0.01)        (0.18)      (0.13)
Total Distributions                                                (0.54)       (0.55)        (0.54)        (0.70)      (0.65)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          0.25         0.51         (1.02)         0.07        0.48
Net asset value: End of Period                                  $  11.21     $  10.96      $  10.45     $   11.47    $  11.40
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    7.27%       10.34%        (4.09)%        6.80%      10.50%
Net assets, end of period (in millions)                         $ 598.6      $ 503.7       $ 461.3      $  523.1     $ 467.1
Ratio of expenses to average net assets (a)                         0.77%        0.73%         0.78%         0.81%       0.85%
Ratio of net investment income to average net assets (a)            4.77%        5.06%         4.98%         4.47%       4.55%
Portfolio turnover rate                                            64.75%      110.48%       210.32%        94.56%     139.18%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         0.82%        0.81%         0.84%         0.81%       0.85%
Ratio of net investment income to average net assets (a)            4.72%        4.98%         4.93%         4.47%       4.55%

                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS B SHARES

Net asset value: Beginning of Period                            $  10.95     $  10.44      $  11.47     $   11.40    $  10.92

Income from Investment Operations
Net investment income                                               0.44         0.46          0.44          0.42        0.42
Net realized and unrealized gain (loss) on investments              0.25         0.51         (1.02)         0.25        0.61
Total from Investment Operations                                    0.69         0.97         (0.58)         0.67        1.03
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.44)       (0.46)        (0.44)        (0.42)      (0.42)
Net realized capital gains                                          -            -            (0.01)        (0.18)      (0.13)
Total Distributions                                                (0.44)       (0.46)        (0.45)        (0.60)      (0.55)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          0.25         0.51         (1.03)         0.07        0.48
Net asset value: End of Period                                  $  11.20     $  10.95      $  10.44     $   11.47    $  11.40
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    6.40%        9.39%        (4.99)%        5.93%       9.58%
Net assets, end of period (in millions)                         $  11.0      $   8.5       $   7.3      $    7.5     $   3.6
Ratio of expenses to average net assets (a)                         1.57%        1.61%         1.59%         1.64%       1.74%
Ratio of net investment income to average net assets (a)            3.97%        4.18%         4.19%         3.65%       3.67%
Portfolio turnover rate                                            64.75%      110.48%       210.32%        94.56%     139.18%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         1.62%        1.69%         1.64%         1.64%       1.74%
Ratio of net investment income to average net assets (a)            3.92%        4.10%         4.14%         3.65%       3.67%

                                                                                Year ended April 30,                Period Ended
                                                                    2002        2001          2000          1999       1998(c)
====================================================================================================================================
CLASS I SHARES

Net asset value: Beginning of Period                            $  10.95     $  10.45      $  11.47     $   11.40    $  11.59

Income from Investment Operations
Net investment income                                               0.57         0.58          0.57          0.55        0.18
Net realized and unrealized gain (loss) on investments              0.25         0.50         (1.01)         0.25       (0.19)
Total from Investment Operations                                    0.82         1.08         (0.44)         0.80       (0.01)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.57)       (0.58)        (0.57)        (0.55)      (0.18)
Net realized capital gains                                          -            -            (0.01)        (0.18)       -
Total Distributions                                                (0.57)       (0.58)        (0.58)        (0.73)      (0.18)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          0.25         0.50         (1.02)         0.07       (0.19)
Net asset value: End of Period                                  $  11.20     $  10.95      $  10.45     $   11.47    $  11.40
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    7.61%       10.56%        (3.78)%        7.09%      (0.09)%
Net assets, end of period (in millions)                         $   5.3      $   2.5       $   0.5      $    0.6     $   0.0
Ratio of expenses to average net assets (a)                         0.46%        0.42%         0.47%         0.51%       0.60%
Ratio of net investment income to average net assets (a)            5.08%        5.37%         5.32%         4.78%       4.79%
Portfolio turnover rate                                            64.75%      110.48%       210.32%        94.56%     139.18%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         0.51%        0.50%         0.52%         0.51%       0.60%
Ratio of net investment income to average net assets (a)            5.03%        5.29%         5.27%         4.78%       4.79%

-----------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Bond Fund
                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS A SHARES

Net asset value: Beginning of Period                            $   9.80     $   9.32      $   9.92     $    9.99    $   9.63

Income from Investment Operations
Net investment income                                               0.56         0.61          0.58          0.53        0.57
Net realized and unrealized gain (loss) on investments              0.02         0.48         (0.60)        (0.07)       0.36
Total from Investment Operations                                    0.58         1.09         (0.02)         0.46        0.93
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.56)       (0.61)        (0.58)        (0.53)      (0.57)
Total Distributions                                                (0.56)       (0.61)        (0.58)        (0.53)      (0.57)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          0.02         0.48         (0.60)        (0.07)       0.36
Net asset value: End of Period                                  $   9.82     $   9.80      $   9.32     $    9.92    $   9.99
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    6.01%       12.08%        (0.11)%        4.61%       9.86%
Net assets, end of period (in millions)                         $ 451.5      $ 353.5       $ 321.7      $  367.2     $ 353.4
Ratio of expenses to average net assets (a)                         0.81%        0.81%         0.83%         0.93%       0.95%
Ratio of net investment income to average net assets (a)            5.54%        6.38%         6.12%         5.23%       5.77%
Portfolio turnover rate                                           160.01%      171.76%       163.31%       572.56%     483.76%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         0.88%        0.91%         0.91%         0.93%       0.95%
Ratio of net investment income to average net assets (a)            5.47%        6.27%         6.04%         5.23%       5.77%

                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS B SHARES

Net asset value: Beginning of Period                            $   9.80     $   9.32      $   9.92     $    9.99    $   9.64

Income from Investment Operations
Net investment income                                               0.47         0.52          0.49          0.43        0.48
Net realized and unrealized gain (loss) on investments              0.02         0.48         (0.60)        (0.07)       0.35
Total from Investment Operations                                    0.49         1.00         (0.11)         0.36        0.83
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.47)       (0.52)        (0.49)        (0.43)      (0.48)
Total Distributions                                                (0.47)       (0.52)        (0.49)        (0.43)      (0.48)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          0.02         0.48         (0.60)        (0.07)       0.35
Net asset value: End of Period                                     $9.82        $9.80         $9.32         $9.92       $9.99
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    5.03%       11.04%        (1.09)%        3.60%       8.75%
Net assets, end of period (in millions)                         $   7.9      $   4.6       $   3.6      $    3.1     $   1.4
Ratio of expenses to average net assets (a)                         1.73%        1.73%         1.80%         1.90%       1.92%
Ratio of net investment income to average net assets (a)            4.64%        5.45%         5.17%         4.28%       4.74%
Portfolio turnover rate                                           160.01%      171.76%       163.31%       572.56%     483.76%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         1.80%        1.83%         1.88%         1.90%       1.92%
Ratio of net investment income to average net assets (a)            4.57%        5.35%         5.09%         4.28%       4.74%

                                                                                Year ended April 30,                Period Ended
                                                                    2002        2001          2000          1999       1998(c)
====================================================================================================================================
CLASS I SHARES

Net asset value: Beginning of Period                            $   9.80     $   9.32      $   9.92     $    9.99    $  10.06

Income from Investment Operations
Net investment income                                               0.60         0.66          0.62          0.57        0.20
Net realized and unrealized gain (loss) on investments              0.02         0.48         (0.60)        (0.07)      (0.07)
Total from Investment Operations                                    0.62         1.14          0.02          0.50        0.13
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.60)       (0.66)        (0.62)        (0.57)      (0.20)
Total Distributions                                                (0.60)       (0.66)        (0.62)        (0.57)      (0.20)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          0.02         0.48         (0.60)        (0.07)      (0.07)
Net asset value: End of Period                                     $9.82        $9.80         $9.32         $9.92       $9.99
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    6.42%       12.55%         0.30%         5.02%       1.24%
Net assets, end of period (in millions)                         $  22.9      $  55.6       $  47.9      $   44.7     $  29.3
Ratio of expenses to average net assets (a)                         0.39%        0.39%         0.43%         0.54%       0.56%
Ratio of net investment income to average net assets (a)            5.93%        6.79%         6.55%         5.63%       6.29%
Portfolio turnover rate                                           160.01%      171.76%       163.31%       572.56%     483.76%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         0.46%        0.49%         0.50%         0.54%       0.56%
Ratio of net investment income to average net assets (a)            5.86%        6.69%         6.47%         5.63%       6.29%

-----------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

The AAL Money Market Fund
                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS A SHARES

Net asset value: Beginning of Period                            $   1.00     $   1.00      $   1.00     $    1.00    $   1.00

Income from Investment Operations
Net investment income                                               0.02         0.05          0.05          0.05        0.05
Total from Investment Operations                                    0.02         0.05          0.05          0.05        0.05
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.02)       (0.05)        (0.05)        (0.05)      (0.05)
Total Distributions                                                (0.02)       (0.05)        (0.05)        (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          -            -             -             -           -
Net asset value: End of Period                                  $   1.00     $   1.00      $   1.00     $    1.00    $   1.00
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    2.28%        5.70%         4.99%         4.68%       5.12%
Net assets, end of period (in millions)                         $ 399.8      $ 423.9       $ 348.0      $  288.1     $ 240.7
Ratio of expenses to average net assets (a)                         0.72%        0.76%         0.66%         0.79%       0.68%
Ratio of net investment income to average net assets (a)            2.19%        5.51%         4.90%         4.54%       4.98%
Portfolio turnover rate                                              N/A          N/A           N/A           N/A         N/A

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         0.90%        0.99%         1.02%         1.12%       1.04%
Ratio of net investment income to average net assets (a)            2.01%        5.28%         4.54%         4.22%       4.62%

                                                                                      Year Ended April 30,
                                                                    2002        2001          2000          1999        1998
====================================================================================================================================
CLASS B SHARES

Net asset value: Beginning of Period                            $   1.00     $   1.00      $   1.00     $    1.00    $   1.00

Income from Investment Operations
Net investment income                                               0.01         0.04          0.04          0.04        0.04
Total from Investment Operations                                    0.01         0.04          0.04          0.04        0.04
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.01)       (0.04)        (0.04)        (0.04)      (0.04)
Total Distributions                                                (0.01)       (0.04)        (0.04)        (0.04)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          -            -             -             -           -
Net asset value: End of Period                                  $   1.00     $   1.00      $   1.00     $    1.00    $   1.00
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    1.34%        4.67%         3.94%         3.67%       4.26%
Net assets, end of period (in millions)                         $   2.8      $   3.3       $   2.4      $    1.6     $   1.2
Ratio of expenses to average net assets (a)                         1.52%        1.81%         1.65%         2.79%       1.65%
Ratio of net investment income to average net assets (a)            1.39%        4.45%         3.95%         2.54%       4.02%
Portfolio turnover rate                                              N/A           N/A           N/A          N/A         N/A

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         1.70%        2.04%         2.00%         3.11%       2.01%
Ratio of net investment income (loss) to average net assets (a)     1.21%        4.22%         3.59%         2.22%       3.67%

                                                                                Year ended April 30,                Period Ended
                                                                    2002        2001          2000          1999       1998(c)
====================================================================================================================================
CLASS I SHARES

Net asset value: Beginning of Period                            $   1.00     $   1.00      $   1.00     $    1.00    $   1.00

Income from Investment Operations
Net investment income                                               0.03         0.06          0.05          0.05        0.02
Total from Investment Operations                                    0.03         0.06          0.05          0.05        0.02
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                              (0.03)       (0.06)        (0.05)        (0.05)      (0.02)
Total Distributions                                                (0.03)       (0.06)        (0.05)        (0.05)      (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          -            -             -             -           -
Net asset value: End of Period                                  $   1.00     $   1.00      $   1.00     $    1.00    $   1.00
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    2.54%        6.07%         5.36%         4.99%       1.67%
Net assets, end of period (in millions)                         $ 117.8      $  25.3       $  12.8      $   17.9     $   0.2
Ratio of expenses to average net assets (a)                         0.46%        0.43%         0.31%         0.49%       0.67%
Ratio of net investment income to average net assets (a)            2.45%        5.86%         5.18%         4.76%       5.11%
Portfolio turnover rate.                                             N/A          N/A           N/A          N/A         N/A

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                         0.54%        0.56%         0.57%         0.72%       1.43%
Ratio of net investment income to average net assets (a)            2.37%        5.73%         4.92%         4.53%       4.36%

------------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception, December 29, 1997.

The preceding notes to the financial statements are an integral part of this schedule.

DIRECTORS AND OFFICERS OF THE AAL MUTUAL FUNDS

Board of Directors and Executive Officers

The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 625 Fourth Avenue South, Minneapolis, MN 55415. The number of portfolios in the fund complex is 34 for each and every director and officer that oversees the Fund. This number includes the 20 Funds of The AAL Mutual Funds, one of four registered investment companies that are part of the fund complex.

 Name, Address              Position and Year      Principal Occupation(s)                     Other Directorships
and Date of Birth               Term Began            During Past 5 Years                        Held by Director
====================================================================================================================================

John O. Gilbert*               Chairman          Chairman, AAL/LB, President and         Chairman of LOMA Board, ACLI Board,
DOB 8/30/42                      1999            CEO, AAL                                Fox Cities Performing Arts Center Board

Lawrence W. Stranghoener*       Trustee          Executive Vice President and CFO,       St. Paul Chamber Orchestra Board
DOB 5/1/54                       2002            AAL/LB, Executive Vice President
                                                 and CFO, techies.com, Vice President
                                                 and CFO, Honeywell Inc.

Richard L. Gady                 Trustee          Vice President, Public Affairs          International Agricultural Marketing
DOB 2/28/43                      1987            and Chief Economist, Conagra, Inc.      Association Board
21761 Holman Pt. Drive                           (agribusiness)
Nisswa, MN  56468

F. Gregory Campbell             Trustee          President, Carthage College             ELCA University and College Employees'
DOB 12/16/39                     1992                                                    Health Benefit Board, ELCA Risk
2001 Alford Park Drive                                                                   Management Board, Johnson Family
Kenosha, WI 53140                                                                        Mutual Funds Board, Kenosha Area
                                                                                         Business Alliance Board, Kenosha Hospital
                                                                                         and Medical Center Board, Prairie School
                                                                                         Board, United Health Systems Board

Edward W. Smeds                 Trustee          Retired; President of Customer Service  Chairman of Carthage College Board
DOB 2/15/36                      1999            and Operations, Kraft Foods (food and
6814 Pelican Bay Blvd.                           agriculture)
Naples, FL  34108

Lawrence M. Woods               Trustee          Retired; Executive Vice President and   Gottsche Rehabilitation Center Board
DOB 4/14/32                      1987            Director, Mobil Oil Corporation
524 Sunset Drive
Worland, WY 82401

Robert G. Same                 President         Vice President and Chief Compliance
DOB 7/25/45                      1999            Officer, AAL/LB; President, AAL Capital
4321 N. Ballard Rd.                              Management Corporation
Appleton, WI  54919-0001

James H. Abitz              Vice President       Senior Vice President, Head of Investments,
DOB 5/27/45                      1999            AAL/LB; Senior Vice President, AAL Capital
                                                 Management Corporation

Charles D. Gariboldi           Treasurer         Head of Investment Accounting,
DOB  12/31/59                    1999            AAL/LB; Vice President AAL Capital
                                                 Management Corporation

Brett L. Agnew                 Secretary         Attorney, AAL/LB; Assistant Secretary,
DOB 2/4/71                       2001            AAL Capital Management Corporation
4321 N. Ballard Rd.
Appleton, WI  54919-0001

This report is submitted for the information of the shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

[The AAL Mutual Funds LOGO]
222 W. College Ave., Appleton, WI 54919-0007
(800) 553-6319

The AAL Mutual Funds

Institutional
Shares

April 30, 2002

Annual Report

  The AAL Mid Cap Index Fund

  The AAL Large Company Index Fund

  The AAL Bond Index Fund

[GRAPHIC OMITTED]

[THE AAL MUTUAL FUNDS LOGO]

The AAL Mutual Funds Annual Report

President's Letter.................................................................................2
The Economy and Markets in Review..................................................................3
Portfolio Perspectives

Schedule of Investments

Financial Highlights

DEAR AAL MUTUAL FUND
INSTITUTIONAL INVESTOR:

[PHOTO OF ROBERT G. SAME]

We are pleased to provide you with the annual report for The AAL Mutual Funds Institutional shares for the year ended April 30, 2002. In this report you’ll find detailed information about The AAL Mutual Funds, including performance, expenses, investment policies and risks. Also, each of our portfolio managers discusses his or her investment strategy and reviews events that affected Fund performance over the past year. Please take some time to review this report and assess your overall investment goals, including how The AAL Mutual Funds fit into your investment plans.

On January 1, 2002, Aid Association for Lutherans merged with Lutheran Brotherhood creating the largest fraternal benefit society in the United States. The organization currently operates as Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). On July 1, 2002, another step in the merger process takes place. AALCapital Management Corporation, a wholly owned subsidiary of AAL/LB, changes its name to Thrivent Investment Management, Inc. Thrivent Investment Management continues to act as distributor for The AAL Mutual Funds and is committed to providing you with exceptional service and products.

If you have questions about your investments or this report, please contact your financial associate. You can also access your account information anytime at our Web site, www.thrivent.com, or through our automated telephone line at (800) 553-6319. You can also call the Investment Interaction Center by dialing the above number. The Investment Interaction Center representatives are available from 7 a.m. to 9 p.m. Central time, Monday through Friday, and 9 a.m. to 1 p.m. on Saturdays.

Thank you for choosing us to help you meet your financial needs.

Sincerely,

/s/ Robert G. Same

Robert G. Same
President
The AAL Mutual Funds

THE ECONOMY AND MARKETS
IN REVIEW

[PHOTO OF JAMES ABITZ]

Equity returns were mixed during the twelve-month period ended April 30, 2002, with smaller-company stocks outpacing large-capitalization issues by a wide margin. Investment-grade bonds saw early gains, but gradually lost momentum and finished with flat returns. High-yield bonds remained resilient, even as turbulence roiled the telecommunications industry.

U.S. Economy

After contracting in the third quarter of 2001, the U.S. economy rebounded strongly over the course of the period. Real gross domestic product expanded by 1.7% during the fourth quarter of 2001, followed by an estimated 5.6% in the first quarter of 2002. Much of this growth was fueled by consumers, who funneled discretionary income into housing, vehicles and retail goods. Capital spending and industrial production were slower to respond, but showed renewed signs of life late in the period.

The employment picture remained tenuous, with nationwide unemployment reaching an eight-year high of 6.0% in April. There were, however, a number of encouraging trends in the labor markets. After declining for the better part of a year, non-farm payrolls saw little change late in the period, while job losses in the manufacturing sector also leveled off. Challenging labor conditions had little effect on consumer confidence, which continued to rise as the period progressed.

Inflation & Monetary Policy

Despite concern among fixed-income investors, inflationary pressures remained largely contained during the reporting period. Excess industrial capacity left many manufacturers with limited pricing power, while soaring productivity also helped keep a lid on prices. Even with energy costs rising, the Consumer Price Index finished the period just 1.6% above the previous year’s level.

After easing monetary policy throughout the previous year, the Federal Reserve left interest rates unchanged early in 2002, while shifting to a neutral policy stance. This marked the end of an unprecedented monetary cycle in which the Federal Reserve lopped 4.25% off the federal funds rate, leaving short-term interest rates at their lowest level since 1961. While consumers responded with a surge in home refinancing, business investment increased at a much slower pace.

Equity Performance

Equity growth investors were witness to continued volatility during the reporting period. After advancing in November and December, stock prices fluctuated widely over the ensuing months. Beginning in January, events surrounding troubled energy trader Enron Corp. exercised increasing influence over the financial markets. As Enron’s accounting practices came to light, investors began eyeing other large companies for signs of trouble. This triggered a round of selling centered on highly leveraged firms with aggressive growth-through-acquisition strategies.

While investors generally favored value-oriented stocks over growth issues during the period, equity performance also varied according to market capitalization. The large-company S&P 500® gained just 2.31% during the period, while weakness in the technology sector was reflected in the NASDAQ Composite Index, which returned -0.06%. Conversely, smaller-company shares posted healthy gains, with the medium-company S&P MidCap 400 Index advancing 20.02%, and the small-company Russell 2000 Index generating a 20.04% total return

Fixed-Income Performance

High-quality bonds delivered respectable returns through the first four months of the period, but later gave ground amid strengthening economic indicators and rising interest rates. As fallout from the Enron fiasco spread, investors grew increasingly selective, spurning energy service providers, telecommunications firms and issuers deemed lacking in accounting discipline.

High-yield bonds continued to recover from oversold conditions, weakened only by poor-performing telecommunications credits. Positive technical factors helped drive performance, with investors pouring more than $8 billion into the high-yield market over the six-month period. In total, the Lehman Brothers High Yield Index gained 6.64% during this time.

Outlook

While the U.S. economy has strengthened considerably from its condition of a year ago, investors must still ply murky waters over the months to come. Corporate earnings, in particular, remain a concern for both stockholders and investors in corporate bonds. Until companies in key growth sectors of the economy return to profitability, the prospects for a sustained economic recovery will be tempered. Fortunately, there is plenty of reason for optimism. Both inflation and interest rates remain low from a historical perspective, while the Federal Reserve’s attempts to revive the economy appear to be bearing fruit.

In addition, we are heartened by recent developments in the manufacturing sector, which include remarkable gains in productivity, increased capital spending and rising factory output. As industrial production increases and corporate earnings improve, investment returns should ultimately follow suit. Given the current environment, however, it may take some time for issuers to regain investors’ trust. Once confidence is finally restored to the financial markets, investors should be better-positioned to reap long-term benefits.

/s/ James Abitz

James Abitz
Chief Investment Officer
Aid Association for Lutherans
AAL Capital Management Corporation

THE AAL MUTUAL FUNDS ANNUAL REPORT . . . PORTFOLIO PERSPECTIVE

THE AAL MID CAP INDEX FUND

Share Assets                $ 24,337,055
I Share NAV                       $11.23
Number of Securities in Portfolio    400

[PHOTO OF KEVIN R. BRIMMER]

Medium-sized company stocks finished the fiscal year in the middle of the equity pack, outperforming large-caps but posting returns sizably lower than small-cap stocks. The AAL MidCap Index Fund recorded a total return of 6.23% for the one-year period ended April 30, 2002. For the same time period, the S&P MidCap 400 Index was up 6.57%. The difference in returns is the result of expenses, transaction costs, and small variances in weightings between the Fund and the Index.

Mid-cap stocks experienced a rebound in the last six months. The stocks that most contributed to the positive result were generally found in the consumer discretionary, financials, and industrial sectors. The sectors that provided drag on performance were the information technology, energy, and telecommunication services areas.

As an index portfolio, The AAL MidCap Index Fund does not make active allocation decisions based on our outlook for the market. The Fund is passively managed with the primary goal of replicating the S&P MidCap 400 Index—purchasing all 400 securities in proportions, as close as practical, to those of the Index. Differences in performance between the Fund and the Index are the result of management fees, costs for transactions, the small amount of cash held by the Fund, and minor variances in the proportion of each security relative to the Index. As always, it is our objective to minimize the impact of the various factors that can create “tracking error” relative to the Index, thereby aligning performance of the Fund as close to the Index as possible. The causes of variance in performance (relative to the Index) will have less of an impact as the portfolio grows in size.

/s/ Kevin R. Brimmer

Kevin R. Brimmer
Portfolio Manager

Mid-sized stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

 Date          AAL Mid Cap Index Fund         S&P Mid Cap 400*
 31-Dec-99            10,000.00                   10,000.00
 31-Jan-00             9,730.00                    9,718.40
 29-Feb-00            10,480.00                   10,398.49
 31-Mar-00            11,320.00                   11,268.74
 28-Apr-00            10,900.00                   10,875.24
 31-May-00            10,760.00                   10,739.52
 30-Jun-00            10,940.00                   10,897.28
 31-Jul-00            11,090.00                   11,069.46
 31-Aug-00            12,320.00                   12,305.36
 29-Sep-00            12,220.00                   12,221.07
 31-Oct-00            11,780.00                   11,806.65
 30-Nov-00            10,880.00                   10,915.49
 29-Dec-00            11,728.59                   11,750.52
 31-Jan-01            11,942.81                   12,012.21
 28-Feb-01            11,278.73                   11,326.67
 30-Mar-01            10,432.55                   10,484.53
 30-Apr-01            11,567.92                   11,641.18
 31-May-01            11,835.70                   11,912.31
 29-Jun-01            11,775.95                   11,864.18
 31-Jul-01            11,602.77                   11,687.41
 31-Aug-01            11,223.95                   11,305.11
 28-Sep-01             9,849.37                    9,898.87
 31-Oct-01            10,271.49                   10,336.70
 30-Nov-01            11,029.13                   11,105.64
 31-Dec-01            11,588.35                   11,679.36
 31-Jan-02            11,522.69                   11,618.74
 28-Feb-02            11,533.63                   11,633.03
 28-Mar-02            12,354.34                   12,464.56
 30-Apr-02            12,288.68                   12,406.35

*    An  unmanaged   index   comprised  of  400  stocks  designed  to  represent
     performance   of  the  mid  cap  segment  of  the  U.S.   equity   markets.
     “S&P  MidCap 400  Index”  is a trademark  of The  McGraw-Hill
     Companies,  Inc.  and has been  licensed for use by AAL. The product is not sponsored,  endorsed,  sold or promoted by Standard &  Poor’s  and
     Standard   &   Poor’s   make  no   representation   regarding  the
     advisability  of  investing  in the  product.  It is not possible to invest directly in the Index.  Index  funds are  subject to the same market  risks associated with the stocks in their respective index.

                         Average Annual Total Returns/1/
                                 April 30, 2002

                                                 From
                                1-Year       Inception/2/
-----------------------------------------------------------
The AAL Mid Cap Index Fund       6.23%           9.24%

---------------
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.

/2/  Fund inception December 31, 1999.

THE AAL LARGE COMPANY INDEX FUND

I Share Ticker                     IILCX
I Share Assets               $62,979,186
I Share NAV                        $7.38
Number of Securities in Portfolio    501

[PHOTO OF KEVIN R. BRIMMER]

Large-company stocks were the weakest performers among all market capitalization ranges, handily bettered by small-, and mid-cap stocks. The AAL Large Company Index Fund recorded a -13.22% for the one-year period ended April 30, 2002, versus a return for the S&P 500® of -12.63% over the identical time period. The difference in performance was primarily a result of the expenses charged to the Fund that are not applicable to the Index.

The past twelve months have been a very difficult period for large-cap stocks, given the terrorist attacks in September on top of an already troubled economic environment. The S&P 500® performance reflected continued concerns regarding the stagnant economy and whether the slowdown would worsen. Stocks in nearly every economic sector showed negative returns for the twelve-month period with the only bright spots being the consumer staples and basic materials spaces. Information technology and telecommunication services stocks provided much of the downside with losses of over 30% for the period.

The AAL Large Company Index Fund, as an index portfolio, is managed by a passive approach with no active stock selection process. The objective of the Fund is to duplicate the performance of the S&P 500®, in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in order to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum.

Variances in performance relative to the Index are a function of fund expenses, transaction fees, and minor differences in portfolio composition relative to the Index. All of these causes of variation in performance will have less of an impact as the portfolio grows in size.

/s/ Kevin R. Brimmer

Kevin R. Brimmer
Portfolio Manager

Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

                        AAL Large Company
Date                       Index Fund                   S&P 500®*

31-Dec-99                   10,000.00                 10,000.00
31-Jan-00                    9,530.00                  9,497.60
29-Feb-00                    9,360.00                  9,317.81
31-Mar-00                   10,270.00                 10,229.37
28-Apr-00                    9,950.00                  9,921.57
31-May-00                    9,740.00                  9,717.98
30-Jun-00                    9,990.00                  9,957.53
31-Jul-00                    9,840.00                  9,801.89
31-Aug-00                   10,450.00                 10,410.69
29-Sep-00                    9,900.00                  9,861.11
31-Oct-00                    9,850.00                  9,819.39
30-Nov-00                    9,070.00                  9,045.23
29-Dec-00                    9,113.41                  9,089.46
31-Jan-01                    9,426.28                  9,411.96
28-Feb-01                    8,558.33                  8,553.78
30-Mar-01                    8,023.44                  8,011.89
30-Apr-01                    8,639.07                  8,634.50
31-May-01                    8,689.53                  8,692.35
29-Jun-01                    8,487.69                  8,480.78
31-Jul-01                    8,396.86                  8,397.33
31-Aug-01                    7,872.05                  7,871.65
28-Sep-01                    7,236.23                  7,236.02
31-Oct-01                    7,347.25                  7,374.01
30-Nov-01                    7,902.33                  7,939.67
31-Dec-01                    7,964.61                  8,009.22
31-Jan-02                    7,852.86                  7,892.37
28-Feb-02                    7,700.47                  7,740.20
28-Mar-02                    7,984.92                  8,031.31
30-Apr-02                    7,497.29                  7,544.37

*    An  unmanaged  index  comprised of 500 stocks  representative  of the stock market as a whole.  “S&P  500®”  is a  trademark  of The
     McGraw-Hill  Companies,  Inc.  and has been  licensed  for use by AAL.  The product is not  sponsored,  endorsed,  sold or promoted  by Standard  &
     Poor’s and Standard & Poor’s make no representation regarding the advisability of investing in the product.  It is not possible to invest directly in the Index.  Index  funds are  subject to the same market  risks associated with the stocks in their respective index.

                         Average Annual Total Returns/1/
                                 April 30, 2002

                                                          From
                                             1-Year   Inception/2/
---------------------------------------------------------------------------------
The AAL Large Company Index Fund            (13.22)%    (11.62)%

------------------
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.

/2/  Fund inception December 31, 1999.

THE AAL BOND INDEX FUND

I Share Assets               $58,913,050
I Share NAV                       $10.48
Number of Securities in Portfolio    189

[PHOTO OF STEVEN H.C. LEE]

The one-year period ended April 30, 2002 was marked by a weak U.S. economy and an aggressive interest rate cutting campaign by the Federal Reserve. The AAL Bond Index Fund posted a 7.36% total return for the period, while the Fund’s benchmark, the Lehman Brothers Aggregate Index recorded a 7.84% return over the identical period.

Attentive Federal Reserve

The Federal Open Market Committee (FOMC) continued its aggressive moves to boost the economy by cutting short term rates from 4.50% to 1.75%. Since last fall the bond market has been bracing for an economic recovery. First quarter 2002 Gross Domestic Product (GDP) growth was very strong at 5.8%. The market currently expects the economic recovery to continue at a more moderate pace, perhaps in the 3.0% area, for the rest of 2002.The FOMC will likely wait until the economy is on a sustainable growth trend before beginning to tighten monetary policy by raising interest rates. Many market participants are looking for the Fed to start the tightening in the fall of 2002.

The Fund performance was helped by our position in asset-backed securities and commercial mortgage-backed securities. Fund performance was hindered by our underweight in mortgage-backed securities and our overweight position in corporate bonds, particularly lower-quality issues. The Fund trailed its benchmark primarily due to expenses related to managing the Fund that do not apply to the benchmark.

By sector commercial mortgage-backed securities lead the bond market returning 10.31%, followed by asset-backed securities at 8.84% and mortgage-backed securities at 8.25%. U.S. agency securities nearly matched the index at 7.89% while corporate and U.S. Treasuries brought up the rear at 7.45% and 7.29%. respectively. In the corporate bond sector there was a clear dichotomy between higher and lower quality bonds, higher quality bonds beat lower quality bonds by more than 1.50% over the year. The lower quality segment was hit with most of the high-profile corporate credit problems over the past year.

The objective of the AAL Bond Index Fund is to achieve investment results that approximate the total return of the Lehman Aggregate Bond Index. The index covers the U.S. investment grade fixed rate bond market, with components for U.S. Treasury and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities . In order to minimize performance-tracking error in the investment grade corporate bond sector, the Fund maintains exposure to a wide variety of industries and individual issuers.

Outlook

The U.S. economy is on the mend. Over the next year the Fed will be monitoring its progress and will likely start a tightening campaign. Inflation has been well-behaved and should not become a problem with an alert FOMC. I expect that securitized sector performance (asset-backed and mortgaged-backed securities) will be more in-line with the overall index. I also expect that the dichotomy between lower quality and higher quality corporate bonds will decrease over the coming year as corporations reduce capital spending, repair their balance sheets, and become more conservative in their accounting practices.

/s/ Steven H.C. Lee

Steven H.C. Lee
Portfolio Manager

Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the securities in their respective indexes.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

Date                         AAL Bond           Lehman Aggregate
                            Index Fund             Bond Index*
31-Dec-99                    10,000.00               10,000.00
31-Jan-00                    9,941.36                9,967.30
29-Feb-00                    10,057.50               10,087.80
31-Mar-00                    10,196.23               10,220.66
28-Apr-00                    10,168.24               10,191.53
31-May-00                    10,169.21               10,186.84
30-Jun-00                    10,381.61               10,398.73
31-Jul-00                    10,471.94               10,493.15
31-Aug-00                    10,625.57               10,645.30
29-Sep-00                    10,704.51               10,712.26
31-Oct-00                    10,777.47               10,783.07
30-Nov-00                    10,964.93               10,959.48
29-Dec-00                    11,170.95               11,162.78
31-Jan-01                    11,331.73               11,345.29
28-Feb-01                    11,436.24               11,444.11
30-Mar-01                    11,495.72               11,501.56
30-Apr-01                    11,439.08               11,453.82
31-May-01                    11,501.03               11,523.01
29-Jun-01                    11,532.14               11,566.45
31-Jul-01                    11,795.74               11,825.07
31-Aug-01                    11,925.27               11,960.59
28-Sep-01                    12,106.49               12,099.93
31-Oct-01                    12,322.27               12,353.18
30-Nov-01                    12,168.00               12,182.83
31-Dec-01                    12,082.97               12,105.35
31-Jan-02                    12,166.94               12,203.40
28-Feb-02                    12,296.36               12,321.65
28-Mar-02                    12,061.28               12,116.74
30-Apr-02                    12,280.24               12,351.69

*    An unmanaged index that encompasses five major classes of U.S. fixed-income securities:  U.S.Treasury and Government Agency securities,  corporate debt
     obligations,   mortgage-backed  securities,   asset-backed  securities  and
     commercial  mortgage  backed  securities.  It is  not  possible  to  invest directly in the Index.

                     Average Annual Total Returns/1/
                                 April 30, 2002

                                                        From
                                       1-Year       Inception/2/
------------------------------------------------------------------
The AAL Bond Index Fund                 7.36%           9.21%

----------------------
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.

/2/  Fund inception December 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

[PricewaterhouseCoopers LLP LOGO]

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
Telephone (414) 212-1600

To the Shareholders and Trustees of
The AAL Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL Mid Cap Index Fund, The AAL Large Company Index Fund and The AAL Bond Index Fund (three of the portfolios constituting The AAL Mutual Funds and hereafter referred to as the “Funds”) at April 30, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
May 30, 2002

THE AAL MID CAP INDEX FUND

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective

The Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

    Shares  Common Stocks (99.8%)                             Market Value
=================================================================================

Communication Services (0.8%)
     5,860  Broadwing, Inc.*                                        $38,676
     1,400  Price Communications Corporation*                        23,534
     1,635  Telephone and Data Systems, Inc.                        140,610
            Total Communication Services                            202,820
---------------------------------------------------------------------------------

Consumer Discretionary (15.4%)
     1,866  99 CENTS Only Stores*                                    57,995
     2,675  Abercrombie & Fitch Company*                             80,250
     1,957  American Eagle Outfitters, Inc.*                         49,767
     1,786  ArvinMeritor, Inc.                                       56,616
       580  Bandag, Inc.                                             22,376
     1,795  Barnes & Noble, Inc.*                                    54,245
     2,915  Belo Corporation                                         68,094
     1,930  BJ's Wholesale Club, Inc.*                               86,136
     1,215  Blyth, Inc.                                              36,146
       920  Bob Evans Farms, Inc.                                    27,968
     2,165  Borders Group, Inc.*                                     50,466
       720  BorgWarner, Inc.                                         44,986
     2,590  Brinker International, Inc.*                             89,200
     2,050  Callaway Golf Company                                    36,080
     1,500  Catalina Marketing Corporation*                          52,635
     1,480  CBRL Group, Inc.                                         44,918
     2,450  CDW Computer Centers, Inc.*                             134,260
     1,000  Cheesecake Factory, Inc.*                                41,630
     1,340  Claire's Stores, Inc.                                    28,917
     3,700  Clayton Homes, Inc.                                      63,270
     1,200  Coach, Inc.*                                             67,200
     2,400  Copart, Inc.*                                            36,936
     3,900  D.R. Horton, Inc.                                       100,620
     3,003  Dollar Tree Stores, Inc.*                               114,515
     1,400  Emmis Communications Corporation*                        40,698
     1,300  Entercom Communications Corporation*                     67,925
     2,500  Extended Stay America, Inc.*                             41,750
     1,195  Federal Signal Corporation                               27,485
     1,500  Furniture Brands International, Inc.*                    61,245
     2,000  Gentex Corporation*                                      63,320
       780  GTECH Holdings Corporation*                              46,730
     1,690  Harte-Hanks, Inc.                                        54,283
     2,940  Hispanic Broadcasting Corporation*                       78,851
     1,455  International Speedway Corporation                       62,565
     1,045  Lancaster Colony Corporation                             40,232
       865  Lands' End, Inc.*                                        43,501
     1,775  Lear Corporation*                                        91,253
     1,160  Lee Enterprises, Inc.                                    45,530
     1,800  Lennar Corporation                                       99,972
     1,400  Macrovision Corporation*                                 31,122
     1,875  Mandalay Resort Group*                                   67,237
       635  Media General, Inc.                                      43,574
     1,300  Michaels Stores, Inc.*                                   52,585
       940  Modine Manufacturing Company                             27,655
     1,820  Mohawk Industries, Inc.*                                117,081
     1,325  Neiman Marcus Group, Inc.*                               48,508
     2,045  Outback Steakhouse, Inc.*                                71,718
       650  Papa John's International, Inc.*                         20,215
     8,120  Park Place Entertainment Corporation*                    99,876
       575  Payless ShoeSource, Inc.*                                33,661
     2,615  Reader's Digest Association, Inc.                        62,237
     2,160  Ross Stores, Inc.                                        87,718
     3,735  Saks, Inc.*                                              55,539
     1,010  Scholastic Corporation*                                  51,237
     2,470  Six Flags, Inc.*                                         45,201
       720  Superior Industries International, Inc.                  37,130
     1,100  Timberland Company*                                      44,880
     1,405  Unifi, Inc.*                                             15,750
     2,000  United Rentals, Inc.*                                    51,000
       260  Washington Post Company, Class B                        164,268
     2,860  Westwood One, Inc.*                                     102,960
     1,585  Williams-Sonoma, Inc.*                                   91,312
            Total Consumer Discretionary                          3,733,030
---------------------------------------------------------------------------------

Consumer Staples (4.6%)
     1,010  Church & Dwight Company, Inc.                            28,886
     2,338  Dean Foods Company*                                      86,553
     2,505  Dial Corporation                                         52,555
     1,480  Dole Food Company, Inc.                                  49,240
       920  Dreyer's Grand Ice Cream, Inc.                           42,927
     3,725  Hormel Foods Corporation                                 92,007
     1,370  Interstate Bakeries Corporation                          33,839
       630  J.M. Smucker Company                                     21,861
     1,000  Longs Drug Stores Corporation                            30,240
     3,820  McCormick & Company, Inc.                                97,945
     4,110  PepsiAmericas, Inc.                                      62,677
     2,540  R.J. Reynolds Tobacco Holdings, Inc.                    175,768
     1,180  Ruddick Corporation                                      20,154
     1,210  Sensient Technologies Corporation                        30,238
     3,000  Smithfield Foods, Inc.*                                  63,300
     1,460  Toostie Roll Industries, Inc.                            68,430
     9,492  Tyson Foods, Inc.                                       133,078
       750  Universal Corporation                                    31,883
            Total Consumer Staples                                1,121,581
---------------------------------------------------------------------------------

Energy (7.2%)
     4,240  BJ Services Company*                                    155,778
     1,500  Cooper Cameron Corporation*                              82,260
     3,680  ENSCO International, Inc.                               124,237
     1,700  Equitable Resources, Inc.                                61,115
     1,700  FMC Technologies, Inc.*                                  38,675
     1,300  Forest Oil Corporation*                                  40,950
     2,930  Grant Prideco, Inc.*                                     46,880
     1,710  Hanover Compressor Company*                              32,234
     1,325  Helmerich & Payne, Inc.                                  54,603
     1,285  Murphy Oil Corporation                                  121,240
     2,200  National-Oilwell, Inc.*                                  58,454
     1,490  Noble Affiliates, Inc.                                   58,184
     4,635  Ocean Energy, Inc.*                                      99,189
     2,100  Patterson-UTI Energy, Inc.*                              67,200
     2,070  Pennzoil-Quaker State Company                            44,733
     3,060  Pioneer Natural Resources Company*                       73,409
     3,500  Pride International, Inc.*                               65,065
     1,325  Smith International, Inc.*                               92,816
     1,680  Tidewater, Inc.                                          73,080
     2,880  Valero Energy Corporation                               124,301
     2,555  Varco International, Inc.*                               52,352
     3,130  Weatherford International, Inc.*                        156,093
       900  Western Gas Resources, Inc.                              34,704
            Total Energy                                          1,757,552
---------------------------------------------------------------------------------

Financials (18.8%)
     2,175  A.G. Edwards, Inc.                                       89,001
     1,465  Allmerica Financial Corporation                          73,118
     1,800  American Financial Group, Inc.                           53,442
     2,300  AmeriCredit Corporation*                                 89,286
     2,300  Arthur J. Gallagher & Company                            83,030
     1,997  Associated Banc-Corp                                     74,789
     2,530  Astoria Financial Corporation                            81,188
     2,085  Bank of Hawaii Corporation                               59,381
     4,100  Banknorth Group, Inc.                                   108,199
     1,310  City National Corporation                                72,377
     3,100  Colonial BancGroup, Inc.                                 49,600
     1,800  Commerce Bancorp, Inc.                                   88,902
     3,475  Compass Bancshares, Inc.                                124,301
     9,990  E*TRADE Group, Inc.*                                     75,325
     1,900  Eaton Vance Corporation                                  69,407
     1,405  Everest Re Group, Ltd.                                   95,400
     2,300  Fidelity National Financial, Inc.                        70,955
     3,420  First Tennessee National Corporation                    132,217
     1,325  First Virginia Banks, Inc.                               75,830
     2,270  FirstMerit Corporation                                   64,468
     3,700  Golden State Bancorp, Inc.                              122,063
     1,400  Greater Bay Bancorp                                      46,886
     2,725  GreenPoint Financial Corporation                        134,751
     1,600  HCC Insurance Holdings, Inc.                             41,600
     4,275  Hibernia Corporation                                     85,286
     1,030  Horace Mann Educators Corporation                        24,669
     1,700  Hospitality Properties Trust                             57,800
     1,600  Independence Community Bank Corporation                  52,144
     1,600  IndyMac Bancorp, Inc.*                                   40,400
       900  Investors Financial Services Corporation                 66,276
     1,600  LaBranche & Company, Inc.*                               43,840
     1,795  Legg Mason, Inc.                                         90,181
     1,500  Leucadia National Corporation                            54,675
     2,500  M&T Bank Corporation                                    213,450
     1,890  Mercantile Bankshares Corporation                        77,792
     1,700  Metris Companies, Inc.                                   22,168
     1,300  MONY Group, Inc.                                         50,700
     5,444  National Commerce Financial Corporation                 152,378
     1,900  Neuberger Berman, Inc.                                   82,555
     2,500  New Plan Excel Realty Trust, Inc.                        48,875
     2,800  New York Community Bancorp, Inc.                         83,048
     4,415  North Fork Bancorporation, Inc.                         170,507
     1,615  Ohio Casualty Corporation                                31,202
     3,185  Old Republic International Corporation                  105,838
     1,185  PMI Group, Inc.                                          96,127
     1,855  Protective Life Corporation                              59,100
     1,315  Provident Financial Group, Inc.                          39,805
     2,500  Radian Group, Inc.                                      129,750
     2,300  Roslyn Bancorp, Inc.                                     52,946
     2,900  SEI Investments Company                                  97,701
     1,200  Silicon Valley Bancshares*                               38,340
     6,880  Sovereign Bancorp, Inc.                                  99,278
       800  StanCorp Financial Group, Inc.                           46,800
     2,110  TCF Financial Corporation                               109,825
     1,815  Unitrin, Inc.                                            75,631
     2,200  Waddell & Reed Financial, Inc.                           56,650
     1,370  Webster Financial Corporation                            54,293
       925  Westamerica Bancorporation                               40,931
       885  Wilmington Trust Corporation                             55,879
            Total Financials                                      4,582,356
---------------------------------------------------------------------------------

Health Care (11.7%)
     2,895  Apogent Technologies, Inc.*                              67,164
     1,445  Apria Healthcare Group, Inc.*                            37,556
     1,200  Barr Laboratories, Inc.*                                 79,980
     1,710  Beckman Coulter, Inc.                                    81,687
     1,570  Covance, Inc.*                                           31,510
     3,300  Cytyc Corporation*                                       51,843
     2,132  Dentsply International, Inc.                             84,576
     1,600  Edwards Lifesciences Corporation*                        40,192
     2,170  Express Scripts, Inc.*                                  137,166
     2,650  First Health Group Corporation*                          76,850
     5,240  Gilead Sciences, Inc.*                                  163,069
     3,350  Health Net, Inc.*                                        99,327
     1,200  Henry Schein, Inc.*                                      57,108
     1,730  Hillenbrand Industries, Inc.                            111,758
     2,170  ICN Pharmaceuticals, Inc.                                60,022
     4,100  IDEC Pharmaceuticals Corporation*                       225,295
     1,700  Incyte Genomics, Inc.*                                   13,957
     5,300  IVAX Corporation*                                        62,540
     1,100  LifePoint Hospitals, Inc.*                               46,200
     2,930  Lincare Holdings, Inc.*                                  92,236
     7,522  Millennium Pharmaceuticals, Inc.*                       150,139
     3,410  Mylan Laboratories, Inc.                                 90,297
     2,485  Omnicare, Inc.                                           66,449
     2,400  Oxford Health Plans, Inc.*                              110,784
       875  PacifiCare Health Systems, Inc.*                         26,477
     1,800  Patterson Dental Company*                                82,980
     1,930  Perrigo Company*                                         24,086
     2,300  Protein Design Labs, Inc.*                               41,308
     2,600  Quest Diagnostics, Inc.*                                239,018
     2,070  Sepracor, Inc.*                                          26,206
     1,880  STERIS Corporation*                                      41,642
     2,000  Triad Hospitals, Inc.*                                   84,000
       945  Trigon Healthcare, Inc.*                                 95,124
     1,600  Universal Health Services, Inc.*                         74,480
     2,000  Vertex Pharmaceuticals, Inc.*                            42,540
     1,450  VISX, Inc.*                                              23,737
            Total Health Care                                     2,839,303
---------------------------------------------------------------------------------

Industrials (13.8%)
     1,910  AGCO Corporation                                         43,395
     1,215  Airborne, Inc.                                           25,199
       735  Alaska Air Group, Inc.*                                  22,513
       850  Albany International Corporation                         21,403
     1,050  Alexander & Baldwin, Inc.                                28,529
     2,010  American Standard Companies, Inc.*                      150,147
       860  AMETEK, Inc.                                             33,308
     4,623  Apollo Group, Inc.*                                     177,246
     1,000  Atlas Air Worldwide Holdings, Inc.*                      12,470
       710  Banta Corporation                                        26,696
     3,200  BISYS Group, Inc.*                                      109,440
     2,310  C.H. Robinson Worldwide, Inc.                            72,696
       865  Carlisle Companies, Inc.                                 35,024
     1,900  Certegy, Inc.*                                           73,720
     2,070  CheckFree Corporation*                                   42,145
     1,700  ChoicePoint, Inc.*                                       94,248
     1,315  CNF, Inc.                                                41,567
     1,445  CSG Systems International, Inc.*                         37,888
     1,895  DeVry, Inc.*                                             50,199
     1,195  Donaldson Company, Inc.                                  51,564
     3,290  DST Systems, Inc.*                                      162,592
     2,000  Dun & Bradstreet Corporation*                            77,020
     1,200  Dycom Industries, Inc.*                                  18,156
       900  Education Management Corporation*                        38,808
     1,200  EGL, Inc.*                                               20,580
     2,400  Energizer Holdings, Inc.*                                57,360
     1,400  Expeditors International of Washington, Inc.             81,018
     1,035  Fastenal Company                                         86,567
     1,400  Flowserve Corporation*                                   48,300
     1,325  GATX Corporation                                         42,427
     1,130  Granite Construction, Inc.                               26,114
     1,130  Harsco Corporation                                       48,025
     1,980  Herman Miller, Inc.                                      48,371
     1,615  HON INDUSTRIES, Inc.                                     48,321
     1,555  Hubbell, Inc., Class B                                   53,539
       990  J.B. Hunt Transport Services, Inc.*                      25,928
     1,420  Jacobs Engineering Group, Inc.*                          56,033
       750  Kaydon Corporation                                       21,368
       990  Kelly Services, Inc.                                     28,689
       865  Kennametal, Inc.                                         34,306
     1,000  Korn/Ferry Inernational*                                 10,500
     1,075  L-3 Communications Holdings, Inc.*                      137,363
     2,050  Manpower, Inc.                                           82,512
     2,625  MPS Group, Inc.*                                         23,625
       725  NCO Group, Inc.*                                         20,184
       860  Nordson Corporation                                      26,643
       870  Overseas Shipholding Group, Inc.                         19,871
     1,315  Pentair, Inc.                                            63,856
     1,405  Pittston Company                                         38,666
     1,400  Precision Castparts Corporation                          49,518
     1,600  Quanta Services, Inc.*                                   26,816
     4,500  Republic Services, Inc.*                                 89,100
       740  Rollins, Inc.                                            14,948
       275  Sequa Corporation*                                       16,294
     1,605  Sotheby's Holdings, Inc.*                                23,658
     1,170  SPX Corporation*                                        157,540
       730  Stewart & Stevenson Services, Inc.                       13,790
     2,250  Swift Transportation Company, Inc.*                      43,762
     1,000  Sylvan Learning Systems, Inc.*                           27,600
       485  Tecumseh Products Company                                25,201
     1,035  Teleflex, Inc.                                           58,488
     1,120  Trinity Industries, Inc.                                 26,320
     1,475  Valassis*                                                55,150
     2,415  Viad Corporation                                         73,609
     1,040  Wallace Computer Services, Inc.                          22,620
     1,020  York International Corporation                           37,138
            Total Industrials                                     3,357,691
---------------------------------------------------------------------------------

Information Technology (16.3%)
     9,500  3Com Corporation*                                        54,815
     1,500  Activision, Inc.*                                        47,220
     2,345  Acxiom Corporation*                                      38,997
     1,045  ADTRAN, Inc.*                                            25,979
     2,200  Advanced Fibre Communications, Inc.*                     39,028
       900  Advent Software, Inc.*                                   44,442
     3,550  Affiliated Computer Services, Inc.*                     191,948
     2,725  Arrow Electronics, Inc.*                                 71,940
     6,915  Ascential Software Corporation*                          23,788
    12,490  Atmel Corporation*                                      112,410
     3,160  Avnet, Inc.                                              80,959
     1,200  Avocent Corporation*                                     30,000
       717  Cabot Microelectonics Corporation*                       35,061
     6,580  Cadence Design Systems, Inc.*                           134,758
     3,900  Ceridian Corporation*                                    86,892
     2,165  Cirrus Logic, Inc.*                                      26,305
     1,700  CommScope, Inc.*                                         26,996
     1,600  Credence Systems Corporation*                            32,384
     1,900  Cree, Inc.                                               22,401
     3,240  Cypress Semiconductor Corporation*                       72,155
     1,890  Diebold, Inc.                                            71,480
       700  DSP Group Inc.*                                          14,854
     3,710  Electronic Arts, Inc.*                                  219,075
     2,700  Fairchild Semiconductor International, Inc.*             72,738
       900  FEI Company*                                             23,787
     2,260  Gartner, Inc., Class B*                                  26,442
     1,795  Harris Corporation                                       64,997
       900  Imation Corporation*                                     27,081
     1,000  InFocus Corporation*                                     12,940
     2,805  Integrated Device Technology, Inc.*                      78,652
     1,700  International Rectifier Corporation*                     78,404
     1,300  Internet Security Systems, Inc.*                         25,480
     1,312  Investment Technolgy Group, Inc.*                        60,352
     2,400  Jack Henry & Associates, Inc.                            55,872
     2,015  Keane, Inc.*                                             31,515
     2,300  KEMET Corporation*                                       44,551
     3,400  Lam Research Corporation*                                87,244
     2,900  Lattice Semiconductor Corporation*                       34,365
     2,330  Legato Systems, Inc.*                                    16,077
     1,300  LTX Corporation*                                         27,573
     1,500  Macromedia, Inc.*                                        33,585
     3,000  McDATA Corporation*                                      20,370
     1,750  Mentor Graphics Corporation*                             33,775
     2,500  Micrel, Inc.*                                            54,875
     3,640  Microchip Technology, Inc.*                             161,980
     1,000  MIPS Technologies, Inc., Class B*                         5,670
     1,400  National Instruments Corporation*                        53,802
     3,795  Network Associates, Inc.*                                67,361
     1,000  Newport Corporation                                      20,510
     1,200  Plantronics, Inc.*                                       25,272
     1,100  Plexus Corporation*                                      27,489
     2,690  Polycom, Inc.*                                           55,468
     1,700  Powerwave Technologies, Inc.*                            20,298
     4,180  Quantum Corporation*                                     30,723
     1,400  Retek, Inc.*                                             33,039
     1,855  Reynolds & Reynolds Company                              53,721
     4,500  RF Micro Devices, Inc.*                                  78,300
     1,500  RSA Security, Inc.*                                       9,150
     1,800  SanDisk Corporation*                                     29,448
     1,900  Semtech Corporation*                                     60,762
     2,860  Storage Technology Corporation*                          58,859
     7,510  SunGard Data Systems, Inc.*                             223,498
     2,600  Sybase, Inc.*                                            36,556
     1,040  Sykes Enterprises, Inc.*                                 10,691
     3,820  Symantec Corporation*                                   135,266
     1,700  Synopsys, Inc.*                                          76,687
     1,545  Tech Data Corporation*                                   73,140
     2,000  Titan Corporation*                                       45,720
       885  Transaction Systems Architects, Inc.*                    10,266
     3,515  TriQuint Semiconductor, Inc.*                            35,642
     4,295  Vishay Intertechnology, Inc.*                            94,447
     2,100  Wind River Systems, Inc.*                                22,869
            Total Information Technology                          3,971,196
---------------------------------------------------------------------------------

Materials (4.4%)
       750  A. Schulman, Inc.*                                       15,225
     1,795  Airgas, Inc.*                                            29,600
     2,840  AK Steel Holding Corporation                             34,818
     1,180  Albemarle Corporation                                    34,987
     1,400  Arch Coal, Inc.                                          31,080
     1,445  Bowater, Inc.                                            68,898
     1,675  Cabot Corporation                                        49,915
       580  Carpenter Technology Corporation                         15,370
     3,020  Crompton Corporation                                     36,391
     1,065  Cytec Industries, Inc.*                                  35,134
       890  Ferro Corporation                                        25,205
       800  FMC Corporation*                                         30,960
     1,140  Glatfelter                                               19,984
       720  H.B. Fuller Company                                      22,399
     3,080  IMC Global, Inc.                                         38,808
     1,320  Longview Fibre Company                                   13,266
     1,370  Lubrizol Corporation                                     47,238
     3,110  Lyondell Chemical Company                                45,966
     1,305  Martin Marietta Materials, Inc.                          50,843
       570  Minerals Technologies, Inc.                              28,500
     1,085  Olin Corporation                                         19,758
     2,800  Packaging Corporation of America*                        55,300
       800  Potlatch Corporation                                     27,616
       745  Rayonier, Inc.                                           43,709
     3,015  RPM, Inc.                                                51,104
     2,745  Solutia, Inc.                                            22,948
     2,575  Sonoco Products Company                                  74,417
     1,470  UCAR International, Inc.*                                19,110
     1,400  Valspar Corporation                                      64,470
     1,320  Wausau-Mosinee Paper Corporation                         17,173
            Total Materials                                       1,070,192
---------------------------------------------------------------------------------

Utilities (6.8%)
     1,485  AGL Resources, Inc.                                      35,551
     2,230  ALLETE, Inc.                                             68,104
     2,375  Alliant Energy Corporation                               67,094
     2,730  American Water Works Company, Inc.                      119,301
     3,795  Aquila, Inc.                                             60,872
       670  Black Hills Corporation                                  23,356
     1,160  Cleco Corporation                                        28,745
     2,395  Conectiv                                                 59,731
     3,445  DPL, Inc.                                                89,639
     1,450  DQE, Inc.                                                28,304
     3,165  Energy East Corporation                                  69,598
     1,630  Great Plains Energy, Inc.                                38,289
       985  Hawaiian Electric Industries, Inc.                       46,531
     1,025  IDACORP, Inc.                                            38,786
     1,900  MDU Resources Group, Inc.                                55,347
     2,170  National Fuel Gas Company                                51,689
     3,725  Northeast Utilities                                      74,500
     1,415  NSTAR                                                    64,807
     2,065  OGE Energy Corporation                                   48,837
     1,600  ONEOK, Inc.                                              34,976
     1,030  PNM Resources, Inc.                                      29,870
     2,915  Potomac Electric Power Company                           66,637
     2,325  Puget Energy, Inc.                                       48,197
     2,205  Questar Corporation                                      61,520
     2,790  SCANA Corporation                                        89,141
     2,670  Sierra Pacific Resources                                 18,930
     1,840  Vectren Corporation                                      45,890
     1,800  Western Resources, Inc.                                  31,302
     1,280  WGL Holdings, Inc.                                       34,688
     3,110  Wisconsin Energy Corporation                             80,860
       800  WPS Resources Corporation                                33,320
            Total Utilities                                       1,644,412
---------------------------------------------------------------------------------

            Total Common Stocks
            (Cost Basis $21,767,062)                             24,280,133

=================================================================================

    Principal
      Amount     Short-Term Investments (0.2%)                                           Market Value
===============================================================================================================
 $     49,959    The AAL Money Market Fund                                                $    49,959
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $49,959)                 49,959
---------------------------------------------------------------------------------------------------------------

                                                Total Investments  (100.0%)
                                                (Amortized Cost Basis $21,817,021)         24,330,092
---------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities (0.0%)           6,963
---------------------------------------------------------------------------------------------------------------

                                                Net Assets: (100.0%)                      $24,337,055
---------------------------------------------------------------------------------------------------------------

*Non-income producing security

           See page 36 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL LARGE COMPANY INDEX FUND

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective

The Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

    Shares  Common Stocks (99.7%)                              Market Value
=================================================================================

Communication Services (4.1%)
     2,000  ALLTEL Corporation                                      $99,000
    22,453  AT&T Corporation                                        294,583
    17,155  AT&T Wireless Services, Inc.*                           153,537
    11,900  BellSouth Corporation                                   361,165
       900  CenturyTel, Inc.                                         24,930
     1,700  Citizens Communications Company*                         15,759
     5,000  Nextel Communications, Inc.*                             27,550
    10,575  Qwest Communications International, Inc.*                53,192
    21,300  SBC Communications, Inc.                                661,578
     5,600  Sprint FON Group                                         88,760
     6,200  Sprint PCS Group*                                        69,502
    17,284  Verizon Communications, Inc.                            693,261
    18,700  WorldCom Group*                                          46,358
            Total Communication Services                          2,589,175
---------------------------------------------------------------------------------

Consumer Discretionary (13.6%)
       400  American Greetings Corporation                            7,100
    28,100  AOL Time Warner, Inc.*                                  534,462
       700  AutoZone, Inc.*                                          53,200
     1,800  Bed Bath & Beyond, Inc.*                                 66,906
     1,400  Best Buy Company, Inc.*                                 104,090
       700  Big Lots, Inc.                                           10,822
       500  Black & Decker Corporation                               24,340
       500  Brunswick Corporation                                    14,095
     3,700  Carnival Corporation                                    123,247
       400  Centex Corporation                                       22,520
     1,300  Circuit City Group                                       28,028
     3,800  Clear Channel Communications, Inc.*                     178,410
     6,000  Comcast Corporation*                                    160,500
       400  Cooper Tire & Rubber Company                              9,920
     2,900  Costco Wholesale Corporation*                           116,580
       900  Dana Corporation                                         18,234
       700  Darden Restaurants, Inc.                                 27,930
     3,500  Delphi Corporation                                       54,425
       500  Dillard's, Inc.                                          12,245
     2,025  Dollar General Corporation                               31,894
       600  Dow Jones & Company, Inc.                                32,622
     1,800  Eastman Kodak Company                                    57,978
     1,100  Family Dollar Stores, Inc.                               38,060
     1,200  Federated Department Stores, Inc.*                       47,676
    11,500  Ford Motor Company                                      184,000
       900  Fortune Brands, Inc.                                     47,034
     1,700  Gannett Company, Inc.                                   124,610
     5,500  Gap, Inc.                                                77,605
     3,600  General Motors Corporation                              230,940
     1,000  Goodyear Tire & Rubber Company                           22,250
     1,900  Harley-Davidson, Inc.                                   100,681
       700  Harrah's Entertainment, Inc.*                            34,412
     1,100  Hasbro, Inc.                                             17,578
     2,300  Hilton Hotels Corporation                                37,628
    14,900  Home Depot, Inc.                                        690,913
       600  International Game Technology*                           37,770
     2,400  Interpublic Group of Companies, Inc.                     74,112
     1,600  J.C. Penney Company, Inc.                                34,784
       600  Johnson Controls, Inc.                                   51,750
       800  Jones Apparel Group, Inc.*                               31,160
       300  KB Home                                                  14,955
       600  Knight Ridder, Inc.                                      40,200
     2,200  Kohl's Corporation*                                     162,140
     1,200  Leggett & Platt, Inc.                                    31,560
     3,300  Limited, Inc.                                            63,228
       600  Liz Claiborne, Inc.                                      18,774
     4,900  Lowe's Companies, Inc.                                  207,221
     1,500  Marriott International, Inc.                             65,910
     2,700  Mattel, Inc.                                             55,728
     1,800  May Department Stores Company                            62,424
       500  Maytag Corporation                                       23,075
     8,100  McDonald's Corporation                                  230,040
     1,300  McGraw-Hill Companies, Inc.                              83,187
       300  Meredith Corporation                                     12,846
     1,000  New York Times Company                                   46,560
     1,700  Newell Rubbermaid, Inc.                                  53,380
     1,800  NIKE, Inc.                                               95,994
       800  Nordstrom, Inc.                                          18,768
     1,900  Office Depot, Inc.*                                      36,366
     1,200  Omnicom Group, Inc.                                     104,688
       400  Pulte Homes, Inc.                                        21,280
     1,100  RadioShack Corporation                                   34,320
       300  Reebok International, Ltd.*                               8,295
     2,100  Sears, Roebuck and Company                              110,775
     1,000  Sherwin-Williams Company                                 30,730
       400  Snap-On, Inc.                                            12,672
       500  Stanley Works                                            23,240
     2,900  Staples, Inc.*                                           57,913
     2,400  Starbucks Corporation*                                   54,768
     1,200  Starwood Hotels & Resorts Worldwide, Inc.                45,360
     5,700  Target Corporation                                      248,805
       900  Tiffany & Company                                        35,775
     1,700  TJX Companies, Inc.                                      74,086
       700  TMP Worldwide, Inc.*                                     21,119
     1,200  Toys "R" Us, Inc.*                                       20,724
     1,900  Tribune Company                                          83,923
     1,000  Tricon Global Restaurants, Inc.*                         63,060
       800  TRW, Inc.                                                44,024
       300  Tupperware Corporation                                    6,888
     1,300  Univision Communications, Inc.*                          51,948
       700  VF Corporation                                           30,639
    11,244  Viacom, Inc., Class B*                                  529,592
       753  Visteon Corporation                                      11,626
    28,400  Wal-Mart Stores, Inc.                                 1,586,424
    12,900  Walt Disney Company                                     299,022
       600  Wendy's International, Inc.                              22,440
       500  Whirlpool Corporation                                    37,475
            Total Consumer Discretionary                          8,566,478
---------------------------------------------------------------------------------

Consumer Staples (9.7%)
       300  Adolph Coors Company                                     20,055
       400  Alberto-Culver Company                                   21,828
     2,600  Albertson's, Inc.                                        87,204
     5,600  Anheuser-Busch Companies, Inc.                          296,800
     4,138  Archer Daniels Midland Company                           54,911
     1,500  Avon Products, Inc.                                      83,775
       500  Brown-Foreman Corporation, Class B                       39,310
     2,600  Campbell Soup Company                                    71,786
     1,500  Clorox Company                                           66,375
    15,800  Coca-Cola Company                                       877,058
     2,800  Coca-Cola Enterprises, Inc.                              54,936
     3,600  Colgate-Palmolive Company                               190,836
     3,400  ConAgra Foods, Inc.                                      83,300
     2,500  CVS Corporation                                          83,700
     2,300  General Mills, Inc.                                     101,315
     6,700  Gillette Company                                        237,716
     2,200  H.J. Heinz Company                                       92,378
       900  Hershey Foods Corporation                                61,200
     2,600  Kellogg Company                                          93,392
     3,400  Kimberly-Clark Corporation                              221,408
     5,000  Kroger Company*                                         113,850
     1,800  Pepsi Bottling Group, Inc.                               51,552
    11,090  PepsiCo, Inc.                                           575,571
    13,700  Philip Morris Companies, Inc.                           745,691
     8,300  Procter & Gamble Company                                749,158
     3,200  Safeway, Inc.*                                          134,240
     5,000  Sara Lee Corporation                                    105,900
       800  SUPERVALU, Inc.                                          24,000
     4,200  SYSCO Corporation                                       121,842
     3,600  Unilever N.V.                                           232,920
     1,100  UST, Inc.                                                43,780
     6,500  Walgreen Company                                        245,505
       800  Winn-Dixie Stores, Inc.                                  13,880
     1,400  Wm. Wrigley Jr. Company                                  77,000
            Total Consumer Staples                                6,074,172
---------------------------------------------------------------------------------

Energy (6.9%)
       600  Amerada Hess Corporation                                 46,128
     1,627  Anadarko Petroleum Corporation                           87,565
       880  Apache Corporation                                       51,331
       400  Ashland, Inc.                                            16,332
     2,100  Baker Hughes, Inc.                                       79,128
     1,300  Burlington Resources, Inc.                               57,759
     6,810  ChevronTexaco Corporation                               590,495
     3,900  Conoco, Inc.                                            109,395
     1,000  Devon Energy Corporation                                 49,310
       700  EOG Resources, Inc.                                      29,785
    43,500  Exxon Mobil Corporation                               1,747,395
     2,700  Halliburton Company                                      45,873
       700  Kerr-McGee Corporation                                   41,860
     1,900  Marathon Oil Corporation                                 55,214
       900  Nabors Industries, Inc.*                                 40,995
       800  Noble Corporation*                                       34,680
     2,300  Occidental Petroleum Corporation                         66,125
     2,520  Phillips Petroleum Company                              150,721
       500  Rowan Companies, Inc.*                                   12,690
    13,500  Royal Dutch Petroleum Company ADR                       705,510
     3,700  Schlumberger, Ltd.                                      202,575
       500  Sunoco, Inc.                                             17,190
     2,000  Transocean Sedco Forex, Inc.                             71,000
     1,500  Unocal Corporation                                       55,785
            Total Energy                                          4,364,841
---------------------------------------------------------------------------------

Financials (19.2%)
     1,600  ACE, Ltd.                                                69,632
     3,300  AFLAC, Inc.                                              98,670
     4,500  Allstate Corporation                                    178,830
       700  Ambac Financial Group, Inc.                              44,002
     8,400  American Express Company                                344,484
    16,694  American International Group, Inc.                    1,153,889
     2,300  AmSouth Bancorporation                                   52,233
     1,700  Aon Corporation                                          60,741
    10,100  Bank of America Corporation                             732,048
     4,700  Bank of New York Company, Inc.                          171,973
     7,400  BANK ONE Corporation                                    302,438
     2,900  BB&T Corporation                                        110,432
       700  Bear Stearns Companies, Inc.                             43,358
     1,400  Capital One Financial Corporation                        83,846
     8,700  Charles Schwab Corporation                               99,093
     1,446  Charter One Financial, Inc.                              51,159
     1,100  Chubb Corporation                                        84,370
     1,000  Cincinnati Financial Corporation                         46,860
    32,706  Citigroup, Inc.                                       1,416,170
     1,200  Comerica, Inc.                                           75,420
     2,100  Conseco, Inc.*                                            7,833
       800  Countrywide Credit Industries, Inc.                      37,368
     2,600  Equity Office Properties Trust                           74,438
     1,700  Equity Residential Properties Trust                      47,940
     6,400  Fannie Mae                                              505,152
     3,783  Fifth Third Bancorp                                     259,476
     6,608  FleetBoston Financial Corporation                       233,262
     1,700  Franklin Resources, Inc.                                 71,230
     4,500  Freddie Mac                                             294,075
     1,100  Golden West Financial Corporation                        75,229
     1,600  Hartford Financial Services Group, Inc.                 110,880
     3,000  Household International, Inc.                           174,870
     1,540  Huntington Bancshares, Inc.                              31,247
    12,530  J.P. Morgan Chase & Company                             439,803
       950  Jefferson-Pilot Corporation                              47,576
     1,900  John Hancock Financial Services, Inc.                    73,340
     2,700  KeyCorp                                                  75,897
     1,600  Lehman Brothers Holdings, Inc.                           94,400
     1,200  Lincoln National Corporation                             57,480
     1,300  Loews Corporation                                        77,935
     1,800  Marsh & McLennan Companies, Inc.                        181,944
       700  Marshall & Ilsley Corporation                            44,555
       950  MBIA, Inc.                                               51,234
     5,400  MBNA Corporation                                        191,430
     2,800  Mellon Financial Corporation                            105,728
     5,300  Merrill Lynch & Company, Inc.                           222,282
     4,600  MetLife, Inc.                                           157,044
       700  MGIC Investment Corporation                              49,952
     1,000  Moody's Corporation                                      43,580
     7,000  Morgan Stanley Dean Witter & Company                    334,040
     3,800  National City Corporation                               118,560
     1,500  Northern Trust Corporation                               79,680
     1,900  PNC Financial Services Group, Inc.                      104,785
     1,500  Progressive Corporation                                  86,250
     1,800  Providian Financial Corporation                          12,780
     1,400  Regions Financial Corporation                            49,098
       800  SAFECO Corporation                                       26,720
     2,200  SouthTrust Corporation                                   58,696
     1,300  St. Paul Companies, Inc.                                 64,753
     2,100  State Street Corporation                                107,331
     1,400  Stilwell Financial, Inc.                                 29,904
     1,900  SunTrust Banks, Inc.                                    129,162
     1,800  Synovus Financial Corporation                            48,672
       800  T. Rowe Price Group, Inc.                                28,056
       800  Torchmark Corporation                                    32,712
    12,124  U.S. Bancorp                                            287,339
       900  Union Planters Corporation                               45,099
     1,500  UNUMProvident                                            42,360
     1,000  USA Education, Inc.                                      95,850
     8,600  Wachovia Corporation                                    327,144
     6,100  Washington Mutual, Inc.                                 230,153
    10,700  Wells Fargo & Company                                   547,305
       900  XL Capital, Ltd.                                         84,915
       600  Zions Bancorporation                                     32,448
            Total Financials                                     12,060,640
---------------------------------------------------------------------------------

Health Care (14.2%)
     9,900  Abbott Laboratories                                     534,105
       900  Aetna, Inc.                                              42,840
       900  Allergan, Inc.                                           59,319
       700  AmerisourceBergen Corporation*                           54,250
     6,700  Amgen, Inc.                                             354,296
     1,300  Applera Corporation                                      22,256
       300  Bausch & Lomb, Inc.                                      10,791
     3,800  Baxter International, Inc.                              216,220
     1,600  Becton, Dickinson and Company                            59,472
       900  Biogen, Inc.*                                            39,123
     1,675  Biomet, Inc.                                             47,285
     2,500  Boston Scientific Corporation*                           62,300
    12,300  Bristol-Myers Squibb Company                            354,240
       300  C.R. Bard, Inc.                                          16,482
     2,950  Cardinal Health, Inc.                                   204,288
     1,200  Chiron Corporation*                                      48,564
     1,000  CIGNA Corporation                                       109,000
     7,200  Eli Lilly and Company                                   475,560
     1,200  Forest Laboratories, Inc.*                               92,568
     1,400  Genzyme Corporation*                                     57,316
     1,900  Guidant Corporation                                      71,440
     3,300  HCA, Inc.                                               157,707
     1,500  Health Management Associates, Inc.*                      32,010
     2,400  HEALTHSOUTH Corporation*                                 36,240
     1,000  Humana, Inc.*                                            16,350
     3,400  Immunex Corporation*                                     92,276
    19,588  Johnson & Johnson                                     1,250,890
     1,533  King Pharmaceuticals, Inc.*                              48,044
       600  Manor Care, Inc.*                                        15,384
     1,800  McKesson Corporation                                     72,702
     1,600  MedImmune, Inc.*                                         53,440
     7,700  Medtronic, Inc.                                         344,113
    14,400  Merck & Company, Inc.                                   782,496
    40,000  Pfizer, Inc.                                          1,454,000
     8,257  Pharmacia Corporation                                   340,436
       700  Quintiles Transnational Corporation*                      9,940
     9,300  Schering-Plough Corporation                             253,890
       600  St. Jude Medical, Inc.*                                  49,926
     1,300  Stryker Corporation                                      69,563
     2,100  Tenet Healthcare Corporation*                           154,077
     2,000  UnitedHealth Group, Inc.                                175,620
       700  Watson Pharmaceuticals, Inc.*                            17,220
     1,000  WellPoint Health Networks, Inc.*                         75,080
     8,500  Wyeth                                                   484,500
     1,170  Zimmer Holdings, Inc.*                                   40,611
            Total Health Care                                     8,958,230
---------------------------------------------------------------------------------

Industrials (10.7%)
     2,500  3M Company                                              314,500
     1,200  Allied Waste Industries, Inc.*                           14,568
     1,200  American Power Conversion Corporation*                   15,420
     1,000  AMR Corporation*                                         21,470
     3,900  Automatic Data Processing, Inc.                         198,276
       700  Avery Dennison Corporation                               44,835
     5,300  Boeing Company                                          236,380
     2,400  Burlington Northern Santa Fe Corporation                 65,976
     2,200  Caterpillar, Inc.                                       120,164
     6,200  Cendant Corporation*                                    111,538
     1,100  Cintas Corporation                                       56,947
     3,200  Concord EFS, Inc.*                                      101,196
     1,100  Convergys Corporation*                                   30,437
       600  Cooper Industries, Inc.                                  26,280
       300  Crane Company                                             8,274
     1,300  CSX Corporation                                          47,021
       300  Cummins, Inc.                                            12,765
     1,000  Danaher Corporation                                      71,580
     1,500  Deere & Company                                          67,140
       800  Delta Air Lines, Inc.                                    22,168
       400  Deluxe Corporation                                       17,552
     1,300  Dover Corporation                                        48,438
       500  Eaton Corporation                                        42,305
     2,700  Emerson Electric Company                                144,153
       900  Equifax, Inc.                                            24,588
     1,900  FedEx Corporation*                                       98,173
     2,500  First Data Corporation                                  198,725
     1,250  Fiserv, Inc.*                                            55,575
       500  Fluor Corporation                                        20,665
     1,300  General Dynamics Corporation                            126,217
    63,200  General Electric Company                              1,993,960
     1,100  Genuine Parts Company                                    37,961
       600  Goodrich Corporation                                     19,152
     1,200  H&R Block, Inc.                                          48,144
     5,100  Honeywell International, Inc.                           187,068
     2,000  Illinois Tool Works, Inc.                               144,200
     1,800  IMS Health, Inc.*                                        37,098
     1,100  Ingersoll-Rand Company, Ltd.                             54,945
       600  ITT Industries, Inc.                                     41,916
     2,900  Lockheed Martin Corporation                             182,410
     2,900  Masco Corporation                                        81,490
       300  McDermott International, Inc.*                            4,791
     1,225  Molex, Inc.                                              41,185
       400  Navistar International Corporation                       15,960
     2,400  Norfolk Southern Corporation                             51,432
       800  Northrop Grumman Corporation                             96,528
       500  PACCAR, Inc.                                             35,735
       700  Pall Corporation                                         14,560
       800  Parker Hannifin Corporation                              39,960
     2,350  Paychex, Inc.                                            87,726
     1,500  Pitney Bowes, Inc.                                       63,150
       500  Power-One, Inc.*                                          4,180
       700  R.R. Donnelley & Sons Company                            22,372
     2,500  Raytheon Company                                        105,750
     1,100  Robert Half International, Inc.*                         28,886
     1,100  Rockwell Automation, Inc.                                23,617
     1,100  Rockwell Collins                                         26,202
       400  Ryder System, Inc.                                       11,344
       872  Sabre, Inc.*                                             40,548
     4,850  Southwest Airlines Company                               88,318
       900  Textron, Inc.                                            44,262
       300  Thomas & Betts Corporation                                7,050
    12,707  Tyco International, Ltd.                                234,444
     1,600  Union Pacific Corporation                                90,880
     3,100  United Technologies Corporation                         217,527
       400  US Airways Group, Inc.*                                   2,080
       600  W.W. Grainger, Inc.                                      33,642
     3,900  Waste Management, Inc.                                  102,726
            Total Industrials                                     6,726,525
---------------------------------------------------------------------------------

Information Technology (15.1%)
     5,000  ADC Telecommunications, Inc.*                            19,450
     1,500  Adobe Systems, Inc.                                      59,940
     2,100  Advanced Micro Devices, Inc.*                            23,478
     2,977  Agilent Technologies, Inc.*                              89,459
     2,400  Altera Corporation*                                      49,344
     2,300  Analog Devices, Inc.*                                    85,008
       500  Andrew Corporation*                                       8,295
     2,200  Apple Computer, Inc.*                                    53,394
    10,400  Applied Materials, Inc.*                                252,928
     1,900  Applied Micro Circuits Corporation*                      12,825
       800  Autodesk, Inc.                                           14,712
     2,316  Avaya, Inc.*                                             14,220
     1,500  BMC Software, Inc.*                                      21,690
     1,700  Broadcom Corporation*                                    58,650
     2,000  CIENA Corporation*                                       14,980
    46,700  Cisco Systems, Inc.*                                    684,155
     1,100  Citrix Systems, Inc.*                                    12,760
    10,800  Compaq Computer Corporation                             109,620
     3,600  Computer Associates International, Inc.                  66,960
     1,100  Computer Sciences Corporation*                           49,335
     2,300  Compuware Corporation*                                   18,032
     1,100  Comverse Technology, Inc.*                               13,233
     1,600  Conexant Systems, Inc.*                                  16,320
     6,000  Corning, Inc.                                            40,140
    16,600  Dell Computer Corporation*                              437,244
     3,100  Electronic Data Systems Corporation                     168,206
    14,100  EMC Corporation*                                        128,874
     2,000  Gateway, Inc.*                                           10,960
    12,300  Hewlett-Packard Company                                 210,330
    42,700  Intel Corporation                                     1,221,647
    11,000  International Business Machines Corporation             921,360
     1,300  Intuit, Inc.*                                            50,934
     1,200  Jabil Circuit, Inc.*                                     24,492
     8,600  JDS Uniphase Corporation*                                37,324
     1,200  KLA-Tencor Corporation*                                  70,764
       800  Lexmark International, Inc.*                             47,824
     2,000  Linear Technology Corporation                            77,720
     2,300  LSI Logic Corporation*                                   29,555
    21,700  Lucent Technologies, Inc.                                99,820
     2,100  Maxim Integrated Products, Inc.*                        104,580
       500  Mercury Interactive Corporation*                         18,635
     3,800  Micron Technology, Inc.*                                 90,060
    34,400  Microsoft Corporation*                                1,797,744
       300  Millipore Corporation                                    11,985
    14,171  Motorola, Inc.                                          218,233
     1,100  National Semiconductor Corporation*                      34,672
       600  NCR Corporation*                                         23,316
     2,100  Network Appliance, Inc.*                                 36,645
    20,400  Nortel Networks Corporation                              69,360
     2,300  Novell, Inc.*                                             8,510
       900  Novellus Systems, Inc.*                                  42,660
       900  NVIDIA Corporation*                                      31,329
    35,000  Oracle Corporation*                                     351,400
     3,600  Palm, Inc.*                                              11,412
     1,600  Parametric Technology Corporation*                        6,464
     1,900  PeopleSoft, Inc.*                                        44,023
       700  PerkinElmer, Inc.                                         8,960
     1,000  PMC-Sierra, Inc.*                                        15,560
       600  QLogic Corporation*                                      27,426
     4,900  QUALCOMM, Inc.*                                         147,784
     1,200  Rational Software Corporation*                           17,484
     3,300  Sanmina-SCI Corporation*                                 34,320
       800  Sapient Corporation*                                      3,904
     1,000  Scientific-Atlanta, Inc.                                 20,000
     2,900  Siebel Systems, Inc.*                                    70,151
     5,200  Solectron Corporation*                                   37,960
    20,600  Sun Microsystems, Inc.*                                 168,508
     1,450  Symbol Technologies, Inc.                                12,267
       500  Tektronix, Inc.*                                         11,000
     2,600  Tellabs, Inc.*                                           22,074
     1,100  Teradyne, Inc.*                                          36,245
    11,000  Texas Instruments, Inc.                                 340,230
     1,100  Thermo Electron Corporation*                             20,790
     2,000  Unisys Corporation*                                      27,000
     2,500  VERITAS Software Corporation*                            70,850
     1,200  Vitesse Semiconductor Corporation*                        7,176
       800  Waters Corporation*                                      21,560
     4,500  Xerox Corporation*                                       39,825
     2,100  Xilinx, Inc.*                                            79,296
     3,700  Yahoo!, Inc.*                                            54,613
            Total Information Technology                          9,521,993
---------------------------------------------------------------------------------

Materials (2.9%)
     1,400  Air Products and Chemicals, Inc.                         67,270
     2,000  Alcan, Inc.                                              73,260
     5,324  Alcoa, Inc.                                             181,176
       500  Allegheny Technologies, Inc.                              8,440
       400  Ball Corporation                                         19,020
     3,348  Barrick Gold Corporation                                 67,194
       300  Bemis Company, Inc.                                      15,969
       400  Boise Cascade Corporation                                13,548
     5,683  Dow Chemical Company                                    180,719
     6,500  E.I. du Pont de Nemours and Company                     289,250
       500  Eastman Chemical Company                                 22,050
       800  Ecolab, Inc.                                             35,128
       800  Engelhard Corporation                                    24,336
       900  Freeport-McMoRan Copper & Gold, Inc., Class B*           15,984
     1,405  Georgia-Pacific Group                                    40,717
       300  Great Lakes Chemical Corporation                          7,722
       600  Hercules, Inc.*                                           7,320
     1,100  Inco, Ltd.*                                              22,033
       600  International Flavors and Fragrances, Inc.               19,320
     3,012  International Paper Company                             124,787
       600  Louisiana-Pacific Corporation                             7,020
     1,282  Meadwestvaco Corporation                                 37,640
     2,400  Newmont Mining Corporation                               68,424
       500  Nucor Corporation                                        29,225
     1,000  Pactiv Corporation*                                      20,670
       500  Phelps Dodge Corporation                                 17,900
     2,000  Placer Dome, Inc.                                        23,500
     1,100  Plum Creek Timber Company, Inc.                          33,495
     1,100  PPG Industries, Inc.                                     57,541
     1,100  Praxair, Inc.                                            62,810
     1,400  Rohm and Haas Company                                    51,954
       500  Sealed Air Corporation*                                  22,335
       500  Sigma-Aldrich Corporation                                23,690
       300  Temple-Inland, Inc.*                                     15,882
       500  United States Steel Corporation                           9,020
       600  Vulcan Materials Company                                 27,612
     1,500  Weyerhaeuser Company                                     89,415
       500  Worthington Industries, Inc.                              7,400
            Total Materials                                       1,840,776
---------------------------------------------------------------------------------

Utilities (3.3%)
     3,300  AES Corporation*                                         26,466
       800  Allegheny Energy, Inc.                                   33,536
       900  Ameren Corporation                                       37,584
     2,040  American Electric Power Company, Inc.                    93,432
     2,400  Calpine Corporation*                                     26,400
     1,000  CINergy Corporation                                      35,530
       800  CMS Energy Corporation                                   15,488
     1,300  Consolidated Edison, Inc.                                56,667
     1,000  Constellation Energy Group, Inc.                         31,920
     1,746  Dominion Resources, Inc.                                115,969
     1,000  DTE Energy Company                                       45,340
     5,200  Duke Energy Corporation                                 199,316
     2,200  Dynegy, Inc.                                             39,600
     2,000  Edison International*                                    36,300
     3,215  El Paso Corporation                                     128,600
     1,400  Entergy Corporation                                      64,960
     2,050  Exelon Corporation                                      111,315
     1,900  FirstEnergy Corporation                                  63,270
     1,200  FPL Group, Inc.                                          76,188
       900  KeySpan Corporation                                      31,770
       800  Kinder Morgan, Inc.                                      38,728
     2,496  Mirant Corporation*                                      30,152
       300  Nicor, Inc.                                              14,034
     1,237  NiSource, Inc.                                           27,338
     2,400  Pacific Gas & Electric Company*                          56,400
       200  Peoples Energy Corporation                                7,800
       500  Pinnacle West Capital Corporation                        21,910
       900  PPL Corporation                                          34,299
     1,355  Progress Energy, Inc.                                    70,311
       200  Progress Energy, Inc. (CVO)*                                  0
     1,300  Public Service Enterprise Group, Inc.                    60,255
     1,900  Reliant Energy, Inc.                                     48,222
     1,311  Sempra Energy                                            33,522
     4,400  Southern Company                                        124,740
       900  TECO Energy, Inc.                                        25,056
     1,700  TXU Corporation                                          92,514
     3,200  Williams Companies, Inc.                                 61,120
     2,310  Xcel Energy, Inc.                                        58,743
            Total Utilities                                       2,074,795
---------------------------------------------------------------------------------

            Total Common Stocks
            (Cost Basis $69,824,148)                             62,777,625
---------------------------------------------------------------------------------

    Principal
      Amount     Short-Term Investments (0.3%)                                            Market Value
================================================================================================================
 $    195,157    The AAL Money Market Fund                                                 $   195,157
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $195,157)                195,157
---------------------------------------------------------------------------------------------------------------

                                                Total Investments  (100.0%)
                                                (Amortized Cost Basis $70,019,305)          62,972,782
---------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities  (0.0%)           6,404
----------------------------------------------------------------------------------------------------------------

                                                Net Assets: (100.0%)                       $62,979,186
----------------------------------------------------------------------------------------------------------------

-----------------
*    Non-income producing security

           See page 36 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

THE AAL BOND INDEX FUND

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2002

Investment Objective

The Fund seeks total returns approximating the total return of the Lehman Aggregate Bond Index by investing primarily in bond and other debt securities that comprise the Index.

     Principal
      Amount     Long-Term Fixed-Income Investments (98.5%)                  Interest Rate     Maturity Date     Market Value
=======================================================================================================================================

Asset Backed Securities (4.0%)
 $    500,000    Chase Credit Card Master Trust Series 2001-4, Class A           5.500%          11/17/2008       $   514,352
      200,000    Citibank Credit Issuance Trust Series 2001-A6 Class A6          5.650            6/16/2008           206,459
      500,000    Citibank Credit Issuance Trust Series 2001-A8 Class A8          4.100            12/7/2006           500,623
      100,000    Countrywide Asset Backed Certificates Series 2001-1
                 Class AF2                                                       5.846            7/25/2020           101,187
      125,000    EQCC Home Equity Loan Trust Series 1997-3 Class A7              6.930            2/15/2029           130,696
      605,000    Ford Credit Auto Owner Trust Series 2001-B Class A4             5.120           10/15/2004           618,891
       91,815    Residential Asset Securities Corporation Series 2000-KS5
                 Class AI2                                                       6.935           10/25/2020            92,233
      200,000    Residential Asset Securities Corporation Series 2001-KS3
                 Class AI2                                                       4.790           10/25/2019           202,487
                                                Total Asset Backed Securities                                       2,366,928
---------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (1.0%)
      100,000    Praxair, Inc.                                                   6.500             3/1/2008           104,018
      200,000    Praxair, Inc.                                                   6.375             4/1/2012           202,171
      300,000    Weyerhaeuser Company/1/                                         6.750            3/15/2012           302,791
                                                Total Basic Materials                                                 608,980
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (1.4%)
      300,000    Boeing Capital Corporation                                      5.650            5/15/2006           303,012
      300,000    Raytheon Company                                                6.150            11/1/2008           299,193
      300,000    Tyco International Group SA                                     6.875            1/15/2029           223,164
                                                Total Capital Goods                                                   825,369
---------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage Backed Securities (2.8%)
      102,221    Bear Stearns Commercial Mortgage Securities Series 1999-C1
                 Class A1                                                        5.910            2/14/2031           105,493
       90,062    Bear Stearns Commercial Mortgage Securities Series 2000-
                 WF2 Class A1                                                    7.110           10/15/2032            95,849
      400,000    CS First Boston Mortgage Securities Corporation Series
                 1998-C1, Class A1B                                              6.480            5/17/2040           417,529
      100,000    First Union National Bank Commercial Mortgage Trust Pass-
                 Through Certificates Series 1999-C4 Class A2                    7.390           11/15/2009           108,860
      347,545    Morgan Stanley Capital I, Inc. Series 1998-WF1 Class A1         6.250            3/15/2030           360,746
      100,000    Morgan Stanley Capital, Inc. Series 1998-WF1 Class A2           6.550            3/15/2030           105,499
      310,000    Morgan Stanley Dean Witter Captial I Series 1999-Life
                 Class A2                                                        7.110            4/15/2033           333,742
      100,000    Nationslink Funding Corporation Series 1999-2 Class A3          7.181            6/20/2031           107,244
                                                Total Commercial Mortgage Backed Securities                         1,634,962
---------------------------------------------------------------------------------------------------------------------------------------

Communications (3.6%)
      300,000    Cingular Wireless, Inc/1/                                       6.500           12/15/2011           285,726
      300,000    Clear Channel Communications, Inc.                              7.875            6/15/2005           313,140
      370,000    Cox Radio, Inc.                                                 6.250            5/15/2003           374,535
      300,000    Lenfest Communications, Inc.                                    7.625            2/15/2008           309,758
      200,000    Qwest Capital Funding, Inc.                                     7.750            8/15/2006           155,017
      100,000    Qwest Capital Funding, Inc.                                     7.625             8/3/2021            68,584
      300,000    Sprint Capital Corporation                                      7.125            1/30/2006           293,389
      300,000    Verizon Global Funding Corporation                              7.750            12/1/2030           296,673
                                                Total Communications                                                2,096,822
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical (1.7%)
      300,000    AOL Time Warner, Inc.                                           7.625            4/15/2031           280,021
      100,000    Ford Motor Company                                              7.500             8/1/2026            94,395
      200,000    Ford Motor Credit Company                                       6.500            1/25/2007           198,701
      300,000    General Motors Acceptance Corporation                           8.000            11/1/2031           314,510
      100,000    Sears, Roebuck & Company                                        6.250            1/15/2004           103,415
                                                Total Consumer Cyclical                                               991,042
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Noncyclicals (2.2%)
      400,000    ConAgra Foods, Inc.                                             6.000            9/15/2006           407,755
      200,000    General Mills, Inc.                                             6.000            2/15/2012           194,101
      100,000    H. J. Heinz Company/1/                                          6.000            3/15/2012            97,954
      300,000    Safeway, Inc.                                                   7.000            9/15/2007           317,856
      300,000    Tenet Healthcare Corporation                                    6.375            12/1/2011           296,299
                                                Total Consumer Noncyclicals                                         1,313,965
---------------------------------------------------------------------------------------------------------------------------------------

Energy (1.0%)
      300,000    Burlington Resources, Inc./1/                                   6.500            12/1/2011           300,654
      200,000    Marathon Oil Corporation                                        6.800            3/15/2032           191,170
      100,000    Union Oil Company of California                                 6.700           10/15/2007           104,143
                                                Total Energy                                                          595,967
---------------------------------------------------------------------------------------------------------------------------------------

Finance (7.9%)
      300,000    Allstate Corporation                                            7.200            12/1/2009           322,616
      300,000    American General Finance Corporation                            5.750            3/15/2007           303,020
      225,000    Avalonbay Communities, Inc.                                     6.500            1/15/2005           234,548
      200,000    BB&T Corporation                                                7.250            6/15/2007           216,187
      100,000    BB&T Corporation                                                6.500             8/1/2011           102,145
      325,000    Cabot Industrial Properties, L.P.                               7.125             5/1/2004           334,606
      250,000    Camden Property Trust                                           7.000           11/15/2006           256,909
      300,000    Citigroup, Inc.                                                 7.250            10/1/2010           321,650
      242,000    Countrywide Home Loans, Inc.                                    6.250            4/15/2009           242,644
      300,000    First Union National Bank                                       7.800            8/18/2010           332,206
      300,000    Household Finance Corporation                                   7.875             3/1/2007           321,317
      300,000    Lehman Brothers Holdings, Inc.                                  6.250            5/15/2006           309,088
      300,000    Morgan Stanley Dean Witter & Company                            5.800             4/1/2007           303,101
      300,000    Nationsbank Corporation                                         7.250           10/15/2025           312,149
      100,000    Norwest Financial, Inc.                                         7.200             5/1/2007           106,962
      325,000    PNC Funding Corporation                                         6.875            7/15/2007           340,961
      300,000    ProLogis Trust                                                  7.000            10/1/2003           309,961
                                                Total Finance                                                       4,670,070
---------------------------------------------------------------------------------------------------------------------------------------

Non Corporate (3.4%)
      300,000    Canadian Government                                             6.375           11/30/2004       $   318,254
      300,000    Inter-American Development Bank                                 5.750            2/26/2008           308,889
      300,000    International Bank for Reconstruction and Development           5.000            3/28/2006           303,178
      100,000    Korea Development Bank                                          7.250            5/15/2006           107,295
      100,000    Province of Ontario                                             5.500            10/1/2008           101,129
      200,000    Province of Quebec                                              7.500            7/15/2023           219,219
      100,000    Province of Quebec                                              6.500            1/17/2006           105,668
      200,000    Republic of Italy                                               6.000            2/22/2011           204,602
      300,000    United Mexican States                                          10.375            2/17/2009           352,200
                                                Total Non Corporate                                                 2,020,434
---------------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (35.7%)
      205,802    Federal Home Loan Mortgage Corporation Conventional 30-
                 Yr. Pass Through                                                8.500             7/1/2021           223,846
      422,124    Federal Home Loan Mortgage Corporation Gold 15-Yr.
                 Pass Through                                                    7.500             1/1/2015           445,594
      272,053    Federal Home Loan Mortgage Corporation Gold 15-Yr.
                 Pass Through                                                    6.500            10/1/2016           280,539
      496,019    Federal Home Loan Mortgage Corporation Gold 15-Yr.
                 Pass Through                                                    6.500             7/1/2016           511,491
      171,311    Federal Home Loan Mortgage Corporation Gold 15-Yr.
                 Pass Through                                                    5.500             5/1/2016           170,348
      494,616    Federal Home Loan Mortgage Corporation Gold 15-Yr.
                 Pass Through                                                    5.000             2/1/2017           480,349
      293,625    Federal Home Loan Mortgage Corporation Gold 15-Yr.
                 Pass Through                                                    5.000            12/1/2016           285,532
       35,230    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    8.000            10/1/2029            37,273
      424,327    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    8.000             5/1/2027           452,087
       38,395    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.500             4/1/2030            40,120
       58,054    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.500             2/1/2030            60,662
      168,790    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.500             1/1/2030           176,459
      832,325    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.500             1/1/2028           874,831
      934,534    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.000            10/1/2031           964,574
      415,312    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.000             9/1/2031           428,662
      152,770    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.000             6/1/2031           157,680
      116,206    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.000             2/1/2031           119,943
      134,862    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.000             6/1/2030           139,344
      108,513    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    7.000            12/1/2029       $   112,119
      982,759    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    6.500             1/1/2032           996,360
      160,023    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    6.500             3/1/2031           162,238
      164,083    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    6.500             6/1/2029           166,857
      187,193    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    6.500            11/1/2025           191,331
      196,159    Federal Home Loan Mortgage Corporation Gold 30-Yr.
                 Pass Through                                                    6.000             7/1/2029           195,317
       54,783    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    7.000             3/1/2015            57,369
      166,709    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    7.000             3/1/2015           174,246
      102,836    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    7.000             3/1/2009           108,360
       78,832    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.500            11/1/2014            81,559
       60,648    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.500            10/1/2013            62,969
       98,773    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.500             7/1/2013           102,725
    1,314,984    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.000             6/1/2016         1,333,250
      211,865    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.000            11/1/2014           217,138
      134,529    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.000             1/1/2014           137,877
       68,522    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    6.000             4/1/2013            70,227
       70,270    Federal National Mortgage Association Conventional 15-Yr.
                 Pass Through                                                    5.500             4/1/2014            70,784
       41,448    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    7.500             1/1/2030            43,334
      137,897    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    7.500             8/1/2023           145,540
      114,175    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    7.000            11/1/2029           118,224
      105,495    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    7.000            12/1/2025           109,549
    1,329,552    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             6/1/2031         1,346,902
    1,314,926    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             5/1/2031         1,331,973
      231,584    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             5/1/2031       $   234,585
       87,945    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             8/1/2029            89,354
      408,494    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             3/1/2029           415,807
      992,430    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.500             7/1/2028         1,010,197
      432,556    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.000             4/1/2031           427,781
      268,905    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.000             7/1/2029           267,961
      402,574    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.000             5/1/2029           401,160
      554,383    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.000            10/1/2028           552,436
       64,182    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.000             3/1/2028            63,956
      173,224    Federal National Mortgage Association Conventional 30-Yr.
                 Pass Through                                                    6.000             6/1/2008           176,402
       45,780    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         8.000            5/15/2030            48,494
       61,517    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         8.500           12/15/2029            66,341
       43,051    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         8.000            7/15/2030            45,603
       45,504    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         8.000           12/15/2029            48,319
       97,910    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         8.000            9/15/2026           104,628
      402,944    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.500           11/15/2030           422,732
       86,352    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.500           12/15/2029            90,784
       36,391    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.500           10/15/2029            38,259
       45,525    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.500            9/15/2029            47,862
      351,904    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.000            9/15/2031           363,736
      146,718    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.000            3/15/2031           151,651
      124,143    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.000            7/15/2029           128,343
      630,265    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         7.000            8/15/2028           652,917
      497,173    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         6.500            2/15/2032           504,366
      687,763    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         6.500            9/15/2031       $   697,733
      390,523    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         6.500            7/15/2031           396,185
      144,440    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         6.500            6/15/2029           146,889
      193,847    Government National Mortgage Association 30-Yr. Pass
                 Through                                                         6.000            6/15/2031           191,992
                                                Total Pass Through Securities                                      20,972,055
---------------------------------------------------------------------------------------------------------------------------------------

Technology (0.4%)
      100,000    Compaq Computer Corporation                                     6.200            5/15/2003           100,763
      100,000    International Business Machines Corporation                     5.370            9/22/2003           102,731
                                                Total Technology                                                      203,494
---------------------------------------------------------------------------------------------------------------------------------------

Transportation (1.0%)
      280,447    Delta Air Lines, Inc.                                           6.619            3/18/2011           284,804
      300,000    Union Pacific Corporation                                       5.750           10/15/2007           299,838
                                                Total Transportation                                                  584,642
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (30.2%)
      200,000    Federal Home Loan Bank                                          7.375            2/13/2015           224,329
      660,000    Federal Home Loan Bank                                          6.900             2/7/2007           716,782
      100,000    Federal Home Loan Bank                                          6.640           12/13/2016           103,808
      150,000    Federal Home Loan Bank                                          6.125            8/15/2003           155,873
      100,000    Federal Home Loan Bank                                          5.925             4/9/2008           103,713
      200,000    Federal Home Loan Bank                                          5.625            2/15/2008           204,698
      800,000    Federal Home Loan Bank                                          5.125            9/15/2003           823,386
      500,000    Federal Home Loan Bank                                          4.875           11/15/2006           501,246
      160,000    Federal Home Loan Mortgage Corporation                          7.100            4/10/2007           175,481
      300,000    Federal Home Loan Mortgage Corporation                          6.875            1/15/2005           322,396
      100,000    Federal Home Loan Mortgage Corporation                          6.800            3/19/2007           108,343
      450,000    Federal Home Loan Mortgage Corporation                          6.000            6/15/2011           459,291
      150,000    Federal Home Loan Mortgage Corporation                          5.750            7/15/2003           154,802
      150,000    Federal National Mortgage Association                           6.660             3/5/2007           160,901
      500,000    Federal National Mortgage Association                           6.500            8/15/2004           530,717
      400,000    Federal National Mortgage Association                           6.250             2/1/2011           408,545
      300,000    Federal National Mortgage Association                           6.210             8/6/2038           294,780
      400,000    Federal National Mortgage Association                           5.500             5/2/2006           408,279
      400,000    Federal National Mortgage Association                           5.250            1/15/2009           397,333
      600,000    Federal National Mortgage Association                           4.750           11/14/2003           614,117
      300,000    Federal National Mortgage Association                           3.875            3/15/2005           298,728
      450,000    U.S. Treasury Bonds                                            11.750           11/15/2014           636,205
      450,000    U.S. Treasury Bonds                                             8.750            5/15/2017           592,312
      300,000    U.S. Treasury Bonds                                             8.125            8/15/2021           383,402
      450,000    U.S. Treasury Bonds                                             8.125            5/15/2021           574,594
      400,000    U.S. Treasury Bonds                                             8.125            8/15/2019           506,156
      200,000    U.S. Treasury Bonds                                             6.875            8/15/2025           228,633
      900,000    U.S. Treasury Bonds                                             6.750            8/15/2026         1,016,789
      800,000    U.S. Treasury Bonds                                             6.250            8/15/2023           849,374
      300,000    U.S. Treasury Bonds                                             6.125           11/15/2027           314,906
      600,000    U.S. Treasury Notes                                            11.875           11/15/2003           681,023
      600,000    U.S. Treasury Notes                                             7.500            2/15/2005           660,234
      300,000    U.S. Treasury Notes                                             7.250            5/15/2004           323,484
      500,000    U.S. Treasury Notes                                             6.500            8/15/2005           539,023
      500,000    U.S. Treasury Notes                                             5.875           11/15/2004           527,577
      450,000    U.S. Treasury Notes                                             5.750           11/15/2005           474,644
      850,000    U.S. Treasury Notes                                             5.500            5/15/2009           880,944
      500,000    U.S. Treasury Notes                                             5.500            5/31/2003           516,679
      500,000    U.S. Treasury Notes                                             5.000            8/15/2011           496,211
      225,000    U.S. Treasury Notes                                             4.750            2/15/2004           231,670
      200,000    U.S. Treasury Notes                                             3.500           11/15/2006           192,593
                                                Total U.S. Government Securities                                   17,794,001
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (2.2%)
      300,000    Arizona Public Service Company                                  6.375           10/15/2011           296,414
      100,000    Coastal Corporation                                             6.500            5/15/2006            99,269
      200,000    El Paso Corporation                                             7.000            5/15/2011           198,767
      300,000    FirstEnergy Corporation                                         6.450           11/15/2011           283,418
      300,000    Niagara Mohawk Power Corporation                                7.750            10/1/2008           326,912
      100,000    TransCanada PipeLines, Ltd.                                     7.150            6/15/2006           104,467
                                                Total Utilities                                                     1,309,247
---------------------------------------------------------------------------------------------------------------------------------------

                                                Total Long-Term Fixed Income Investments
                                                (Amortized Cost Basis $57,763,381)                                 57,987,978
---------------------------------------------------------------------------------------------------------------------------------------

    Principal
      Amount     Short-Term Investments (0.6%)                                                                   Market Value
=======================================================================================================================================
 $    366,641    The AAL Money Market Fund                                                                        $   366,641
                                                Total Short-Term Investments
                                                (Amortized Cost Basis $366,641)                                       366,641
---------------------------------------------------------------------------------------------------------------

                                                Total Investments  (99.1%)
                                                (Amortized Cost Basis $58,130,022)                                 58,354,619
---------------------------------------------------------------------------------------------------------------

                                                Other Assets, Less Liabilities (0.9%)                                 558,431
---------------------------------------------------------------------------------------------------------------------------------------

                                                Net Assets: (100.0%)                                              $58,913,050
---------------------------------------------------------------------------------------------------------------------------------------

----------------------
/1/  144A Securities

           See page 36 for a complete discussion of investment terms

The accompanying notes to the financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2002                                                 The AAL           The AAL            The AAL
                                                                     Mid Cap         Large Company          Bond
                                                                    Index Fund        Index Fund         Index Fund
==================================================================================================================================
Assets:
Investments in unaffiliated issuers at cost                       $  21,767,062     $   69,824,148    $   57,763,381
Investments in affiliated issuers at cost                                49,959            195,157           366,641
----------------------------------------------------------------------------------------------------------------------------------
Investments at value                                                 24,330,092         62,972,782        58,354,619

Dividends and interest receivable                                        12,979             47,555           752,407
Prepaid expenses                                                         10,209              9,645            10,363
Receivable for investments sold                                               -                  -            57,518
Receivable from Investment Adviser                                       21,549               -                3,867
    Total Assets                                                  $  24,374,829     $   63,029,982    $   59,178,774
----------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Income distributions payable                                               -                  -              222,662
Payable to affiliate                                                       -                 8,028              -
Accrued expenses                                                         37,774             42,768            43,062
    Total Liabilities                                             $      37,774     $       50,796    $      265,724
----------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Trust Capital (beneficial interest)                                  22,285,651         70,713,726        59,078,879
Accumulated undistributed net investment income                          51,552            212,600            18,641
Accumulated undistributed net realized loss on investments             (513,219)          (900,617)         (409,067)
Net unrealized appreciation/(depreciation) on investments             2,513,071         (7,046,523)          224,597
    Total Net Assets                                              $  24,337,055     $   62,979,186    $   58,913,050
----------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                                       $  24,374,829     $   63,029,982    $   59,178,774
----------------------------------------------------------------------------------------------------------------------------------

Class I share capital                                             $  24,337,055     $   62,979,186    $   58,913,050
Shares of beneficial interest outstanding (Class I)                   2,167,907          8,531,608         5,620,599
Net asset value per share                                         $       11.23      $        7.38     $       10.48

The accompanying notes to the financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS

For the year ended April 30, 2002                                          The AAL            The AAL           The AAL
                                                                           Mid Cap         Large Company          Bond
                                                                          Index Fund        Index Fund         Index Fund
=======================================================================================================================================
Investment Income
Dividends - unaffiliated issuers                                     $     178,861     $      642,404    $            -
Dividends - affiliated issuers                                                 910              1,199             5,126
Taxable interest                                                             4,212             11,433         2,330,578
     Total Investment  Income                                        $     183,983     $      655,036    $    2,335,704
-------------------------------------------------------------------------------------------------------------------------------------

Expenses
Adviser fees                                                                43,958            113,771            95,930
Administrative service and pricing fees                                     33,751             33,704            49,713
Audit and legal fees                                                        18,293             17,911            17,862
Custody fees                                                                15,426             19,264             8,334
SEC and state registration expense                                          43,488             46,137            44,382
Shareholder maintenance fees                                                    69                 52                71
Transfer agent fees                                                            189                153               197
Trustees fees and expenses                                                     298                505               348
Other expenses                                                                 348              1,741             1,623
     Total Expenses Before Reimbursement                             $     155,820     $      233,238    $      218,460
-------------------------------------------------------------------------------------------------------------------------------------

     Less reimbursement from Adviser                                      (120,684)          (137,431)         (136,252)

     Total Net Expenses                                              $      35,136     $       95,807    $       82,208
-------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                $     148,847     $      559,229    $    2,253,496
-------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on investments                                 (18,527)          (618,672)           53,462
Change in net unrealized appreciation/depreciation on investments        1,834,735         (2,517,415)         (315,792)
     Net Realized and Unrealized Gains/(Losses) on Investments       $   1,816,208     $   (3,136,087)   $     (262,330)
-------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets From Operations                $   1,965,055     $   (2,576,858)   $    1,991,166
-------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this statement.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:
                                                 The AAL Mid Cap              The AAL Large                The AAL Bond
                                                   Index Fund               Company Index Fund              Index Fund
                                             4/30/2002     4/30/2001      4/30/2002     4/30/2001      4/30/2002     4/30/2001
=======================================================================================================================================
Operations
Net investment income                    $    148,847  $    101,163  $      559,229   $   263,612     $ 2,253,496  $  971,354
Net realized gains/(losses) on investments    (18,527)      229,720        (618,672)     (272,605)        53,462      112,668
Change in net unrealized appreciation/
(depreciation) on investments               1,834,735       242,293      (2,517,415)   (3,728,592)      (315,792)     570,857
Net Increase/(Decrease) in Net Assets
Resulting from Operations                $  1,965,055  $    573,176  $   (2,576,858)  $(3,737,585)    $ 1,991,166  $1,654,879
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                   (142,342)     (101,653)       (438,942)     (237,339)    (2,487,481)    (971,354)
From net realized gains                      (249,560)     (713,767)           -          (10,576)      (315,020)        -
Total Distributions to Shareholders      $   (391,902) $   (815,420) $     (438,942)  $  (247,915)    (2,802,501)  $ (971,354)
---------------------------------------------------------------------------------------------------------------------------------------

Trust Share Transactions
Purchases of trust shares                  11,334,384     5,300,938      40,078,602     2,885,194     46,271,170    6,000,548
Income dividends reinvested                   133,485        96,895          60,885        72,182      1,114,288      906,599
Capital gains distributions reinvested        236,203       703,206            -           10,503        168,212         -
Redemption of trust shares                 (1,951,700)   (1,726,611)       (710,104)      (41,231)    (6,389,098)     (84,839)
Net Increase in Trust Capital            $  9,752,372  $  4,374,428  $   39,429,383   $ 2,926,648   $ 41,164,572   $6,822,308
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets    $ 11,325,525  $  4,132,184  $   36,413,583   $  (1,058,852) $ 40,353,237  $7,505,833
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period           $ 13,011,530  $  8,879,346  $   26,565,603   $  27,624,455  $ 18,559,813 $11,053,980
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                 $ 24,337,055  $ 13,011,530  $   62,979,186   $  26,565,603  $ 58,913,050 $18,559,813
---------------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net
Investment Income                        $     51,552  $     45,267  $      212,600   $      92,704      $ 18,641   $  18,903
---------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2002

(A) ORGANIZATION

The AAL Mutual Funds (“Funds” or “Trust”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as a management investment company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987, and currently consists of thirteen equity Funds, six fixed-income Funds and a money market Fund.

On December 31, 1999, The AAL Mid Cap Index Fund, The AAL Large Company Index Fund and The AAL Bond Index Fund commenced operations. The Funds are offered to institutional investors only. The other Funds of the Trust not included above are printed under separate annual reports.

(B) SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies of the Funds described in this report are:

Valuation – Securities traded on national securities exchanges are valued at last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates the market. Money market investments with a remaining maturity of 60 days or less are valued on an amortized cost basis. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under the supervision of the Funds’ Board of Trustees.

Federal Income Taxes – Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Funds, accordingly, anticipate paying no federal income taxes and no federal income tax provision was recorded. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Income and Expenses – The Funds are charged for those expenses that are directly attributed to each portfolio, such as transfer agent, printing, postage, and shareholder service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Mid Cap Index Fund and The AAL Large Company Index Fund are declared and paid annually. Dividends from The AAL Bond Index Fund are declared daily and paid monthly. Net realized gains from securities transactions, if any, are distributed at least annually.

Credit Risk – The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes amortization of premiums and discounts using the interest method. Realized gains or losses from investment transactions are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the “Guide”), was issued, and became effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, the Funds were required to adjust the cost of their fixed-income securities by the cumulative amount of the amortization that would have been recognized had premium and discount amortization using the interest method been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Funds’ net asset values, but changed the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The impact upon adoption of premium amortization decreased the recorded cost of its investments (but not their market value) by $13,842 for The AAL Bond Index Fund as of May 1, 2001.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

(C) INVESTMENT ADVISORY MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement with AAL Capital Management Corporation, (“the Adviser”), under which each of the mutual fund portfolios pay a fee for investment advisory services. The annual rates of fees as a percentage of average daily net assets under the investment advisory agreement were as follows:

                                           $0 to       Over
(M - Millions)                             $50M        $50M
====================================================================
The AAL Mid Cap Index Fund                0.25%       0.200%
The AAL Large Company Index Fund          0.25%       0.175%
The AAL Bond Index Fund                   0.25%       0.175%

The Funds may invest cash in The AAL Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, the Funds are reimbursed for the amount of investment advisory fees paid to the Adviser through The AAL Money Market Fund.

The Trust has entered into an Administrative Services Agreement with Aid Association for Lutherans (AAL) pursuant to which AAL provides certain administrative services. AAL earned the following fees from the respective Funds for the period ended April 30, 2002: $35,000 each for The AAL Mid Cap Index Fund, The AAL Large Company Index Fund and The AAL Bond Index Fund, respectively.

The Trust has also contracted with AAL Capital Management Corporation for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquiries regarding account status, option and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.60 per year per shareholder account. There are no 12b-1 distribution fees.

Each Trustee of AAL who is not affiliated with AAL or the Adviser receives an annual fee from AAL for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The Funds maintain their proportionate share of AAL’s liability for the deferred fees.

Those Trustees not participating in the above plan received $36,125 in fees from the Trust for the year ended April 30, 2002. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to the attendance at the meetings.

The Adviser voluntarily has reimbursed The AAL Mid Cap Index Fund, The AAL Large Company Index Fund and The AAL Bond Index Fund for all expenses in excess of 0.20% of average daily net assets since inception. Voluntary reimbursement of expenses to the Funds may be modified or discontinued at any time by the Adviser.

AAL is the ultimate parent company for AAL Capital Management Corporation.

(D) SECURITY TRANSACTIONS

During the year ended April 30, 2002, purchases and sales of securities other than short-term obligations and U.S. Government obligations were as follows:

                                        Purchases      Sales
====================================================================
The AAL Mid Cap Index Fund            $13,209,321  $ 3,648,294
The AAL Large Company Index Fund       41,026,278    1,524,098
The AAL Bond Index Fund                47,884,967   14,580,865

For the year ended April 30, 2002, The AAL Bond Index Fund purchased $28,156,324 and sold $21,194,520 in U.S. Government obligations.

(E) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of investments represent 5% or more of the outstanding voting securities of the issuer, and any other Funds. A summary of transactions in the securities of these issuers during the year ended April 30, 2002 is as follows:

                                        Gross            Gross        Balance of                      Dividend Income
Funds invested in The               Purchases and     Sales and       Shares Held         Value         May 1, 2001-
AAL Money Market Fund                  Additions       Reductions   April 30, 2002   April 30, 2002    April 30, 2002
===============================================================================================================================
The AAL Mid Cap Index Fund              2,378,142      2,328,183         49,959         $  49,959           $   910
The AAL Large Company Index Fund        1,788,657      1,593,500        195,157           195,157             1,199
The AAL Bond Index Fund                 8,805,693      8,439,052        366,641           366,641             5,126

(F) FEDERAL INCOME TAX INFORMATION

At April 30, 2002, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                        Federal       Unrealized      Unrealized     Net Appreciation/
                                        Tax Cost     Appreciation   (Depreciation)    (Depreciation)
========================================================================================================
The AAL Mid Cap Index Fund           $22,462,823       $4,059,808   $  (2,192,539)       $ 1,867,269
The AAL Large Company Index Fund      70,515,148        6,003,844     (13,546,210)        (7,542,366)
The AAL Bond Index Fund               58,314,351          628,903        (588,635)            40,268

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

At April 30, 2002, undistributed ordinary income, long-term capital gains, and capital loss carryovers were as follows:

                                     Undistributed    Undistributed       Capital Loss      Capital Loss
                                       Ordinary        Long-Term          Carryovers        Carryovers
                                        Income        Capital Gains      Expiring 2009     Expiring 2010
=========================================================================================================
The AAL Mid Cap Index Fund           $  53,749        $ 132,735           $      -         $       -
The AAL Large Company Index Fund       215,008                -            (45,813)         (105,571)
The AAL Bond Index Fund                 21,051                -                  -                 -

To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryover.

The following Funds deferred, on a tax basis, the following post-October 2001 losses:

The AAL Large Company Index Fund                 $ 253,270
The AAL Bond Index Fund                            224,738

These amounts are deferred and deemed to have occurred in the next fiscal year.

The tax components of dividends paid during the year were as follows:

                                                              Long-Term
Fund                                  Ordinary Income        Capital Gains
=================================================================================
The AAL Mid Cap Index Fund             $   260,226             $131,676
The AAL Large Company Index Fund           438,942                    -
The AAL Bond Index Fund                  2,667,903              134,598

For The AAL Mid Cap Index Fund and The AAL Large Company Index Fund, the percentage of ordinary income distributions that is eligible for the corporate dividend received deduction for the fiscal year ended April 30, 2002 was 43.9% and 100%, respectively (unaudited).

(G) TRUST TRANSACTIONS

Transactions in Trust shares were as follows:

The AAL Mid Cap Index Fund Shares
                                                Year Ended         Year Ended
                                                 4/30/2002          4/30/2001
=================================================================================
      Shares purchased                           1,113,209           481,446
      Income dividends reinvested                   12,464             8,682
      Capital gains reinvested                      21,850            66,465
      Shares redeemed                             (184,638)         (166,556)
      Net increase in Trust shares                 962,885           390,037
---------------------------------------------------------------------------------

The AAL Large Company Index Fund Shares
                                                Year Ended         Year Ended
                                                 4/30/2002          4/30/2001
=================================================================================
      Shares purchased                           5,507,353           324,808
      Income dividends reinvested                    7,678             7,906
      Capital gains reinvested                        -                1,159
      Shares redeemed                              (88,314)           (4,293)
      Net increase in Trust shares               5,426,717           329,580
---------------------------------------------------------------------------------

The AAL Bond Index Fund Shares
                                                Year Ended         Year Ended
                                                 4/30/2002          4/30/2001
=================================================================================
      Shares purchased                           4,317,019           581,292
      Income dividends reinvested                  105,419            88,061
      Capital gains reinvested                      16,134              -
      Shares redeemed                             (590,279)           (8,162)
      Net increase in Trust shares               3,848,293           661,191
---------------------------------------------------------------------------------

A NOTE ON FORWARD-LOOKING STATEMENTS (UNAUDITED)

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager's predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

GLOSSARY OF INVESTMENT TERMS (UNAUDITED)

*    Non-income-producing  security  -  A  non-income-producing  security  is  a security  that has not paid a  dividend  or  interest  payment  in the past calendar year.

/1/  144A security - A 144A security is a security that has not been  registered with the SEC.  Because it is not registered it is considered an illiquid or restricted  security.  Once the security is  registered,  it loses its 144A classification  and  is no  longer  restricted.  144A  securities  are  for institutional or accredited investors, such as mutual funds.

FINANCIAL HIGHLIGHTS

PER SHARE INFORMATION

The AAL Mid Cap Index Fund
                                                                               Year Ended        Year Ended       Period Ended
CLASS I SHARES                                                                  4/30/2002         4/30/2001       4/30/2000(c)
=======================================================================================================================================

Net asset value: Beginning of Period                                          $   10.80         $    10.90          $  10.00

Income from Investment Operations
Net investment income                                                              0.06               0.08              0.03
Net realized and unrealized gain on investments                                    0.60               0.57              0.87
Total from Investment Operations                                                   0.66               0.65              0.90
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             (0.07)             (0.09)             -
Net realized capital gains                                                        (0.16)             (0.66)             -
Total Distributions                                                               (0.23)             (0.75)             -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                         0.43              (0.10)             0.90
Net asset value: End of Period                                                $   11.23         $    10.80          $  10.90
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                   6.23%              6.13%             9.00%
Net assets, end of period (in millions)                                       $   24.3          $    13.0           $   8.9
Ratio of expenses to average net assets (a)                                        0.20%              0.20%             0.20%
Ratio of net investment income to average net assets (a)                           0.84%              0.90%             1.02%
Portfolio turnover rate                                                           20.63%             53.73%            24.59%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                        0.88%              1.31%             1.27%
Ratio of net investment income (loss) to average net assets (a)                    0.16%             (0.21)%           (0.05)%

-----------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since Fund inception, December 31, 1999

The AAL Large Company Index Fund
                                                                               Year Ended        Year Ended       Period Ended
CLASS I SHARES                                                                  4/30/2002         4/30/2001       4/30/2000(c)
=======================================================================================================================================

Net asset value: Beginning of Period                                          $    8.56         $     9.95          $  10.00

Income from Investment Operations
Net investment income                                                              0.05               0.09              0.02
Net realized and unrealized loss on investments                                   (1.18)             (1.40)            (0.07)
Total from Investment Operations                                                  (1.13)             (1.31)            (0.05)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             (0.05)             (0.08)             -
Total Distributions                                                               (0.05)             (0.08)             -
---------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net asset value                                                   (1.18)             (1.39)            (0.05)
Net asset value: End of Period                                                $    7.38         $     8.56          $   9.95
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                 (13.22)%           (13.18)%           (0.50)%
Net assets, end of period (in millions)                                       $   63.0          $    26.6           $  27.6
Ratio of expenses to average net assets (a)                                        0.20%              0.20%             0.20%
Ratio of net investment income to average net assets (a)                           1.17%              0.97%             1.21%
Portfolio turnover rate                                                            3.30%              8.78%             1.57%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                        0.49%              0.69%             0.93%
Ratio of net investment income to average net assets (a)                           0.88%              0.49%             0.49%

-----------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since Fund inception, December 31, 1999

 The AAL Bond Index Fund
                                                                               Year Ended        Year Ended       Period Ended
CLASS I SHARES                                                                  4/30/2002         4/30/2001       4/30/2000(c)
=======================================================================================================================================

Net asset value: Beginning of Period                                          $   10.47         $     9.95          $  10.00

Income from Investment Operations
Net investment income                                                              0.59               0.69              0.22
Net realized and unrealized gain (loss) on investments                             0.16               0.52             (0.05)
Total from Investment Operations                                                   0.75               1.21              0.17
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             (0.64)             (0.69)            (0.22)
Net realized capital gains                                                        (0.10)           -                 -
Total Distributions                                                               (0.74)             (0.69)            (0.22)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                         0.01               0.52             (0.05)
Net asset value: End of Period                                                $   10.48         $    10.47          $   9.95
---------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                   7.36%             12.50%             1.72%
Net assets, end of period (in millions)                                       $   58.9          $    18.6           $  11.1
Ratio of expenses to average net assets (a)                                        0.20%              0.20%             0.20%
Ratio of net investment income to average net assets (a)                           5.47%              6.66%             6.85%
Portfolio turnover rate                                                           92.00%             51.37%            52.37%

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                                        0.53%              0.98%             1.04%
Ratio of net investment income to average net assets (a)                           5.14%              5.88%             6.02%

-------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since Fund inception, December 31, 1999

DIRECTORS AND OFFICERS OF THE AAL MUTUAL FUNDS

Board of Directors and Executive Officers

The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 625 Fourth Avenue South, Minneapolis, MN 55415. The number of portfolios in the fund complex is 34 for each and every director and officer that oversees the Fund. This number includes the 20 Funds of The AAL Mutual Funds, one of four registered investment companies that are part of the fund complex.

 Name, Address               Position and Year       Principal Occupation(s)                    Other Directorships
and Date of Birth               Term Began            During Past 5 Years                        Held by Director
=======================================================================================================================================

John O. Gilbert*               Chairman          Chairman, AAL/LB, President and         Chairman of LOMA Board, ACLI Board,
DOB 8/30/42                      1999            CEO, AAL                                Fox Cities Performing Arts Center Board

---------------------------------------------------------------------------------------------------------------------------------------

Lawrence W. Stranghoener*       Trustee          Executive Vice President and CFO,       St. Paul Chamber Orchestra Board
DOB 5/1/54                       2002            AAL/LB, Executive Vice President
                                                 and CFO, techies.com, Vice President
                                                 and CFO, Honeywell Inc.

---------------------------------------------------------------------------------------------------------------------------------------

Richard L. Gady                 Trustee          Vice President, Public Affairs and      International Agricultural Marketing
DOB 2/28/43                      1987            Chief Economist, Conagra, Inc.          Association Board
21761 Holman Pt. Drive                           (agribusiness)
Nisswa, MN  56468

---------------------------------------------------------------------------------------------------------------------------------------

F. Gregory Campbell             Trustee          President, Carthage College             ELCA University and College Employees'
DOB 12/16/39                     1992                                                    Health Benefit Board, ELCA Risk
2001 Alford Park Drive                                                                   Management Board, Johnson Family Mutual
Kenosha, WI 53140                                                                        Funds Board, Kenosha Area Business
                                                                                         Alliance Board, Kenosha Hospital and
                                                                                         Medical Center Board, Prairie School Board,
                                                                                         United Health Systems Board

---------------------------------------------------------------------------------------------------------------------------------------

Edward W. Smeds                 Trustee          Retired; President of Customer Service  Chairman of Carthage College Board
DOB 2/15/36                      1999            and Operations, Kraft Foods (food and
6814 Pelican Bay Blvd.                           agriculture)
Naples, FL  34108

---------------------------------------------------------------------------------------------------------------------------------------

Lawrence M. Woods               Trustee          Retired; Executive Vice President and   Gottsche Rehabilitation Center Board
DOB 4/14/32                      1987            Director, Mobil Oil Corporation
524 Sunset Drive
Worland, WY 82401

---------------------------------------------------------------------------------------------------------------------------------------

Robert G. Same                 President         Vice President and Chief Compliance
DOB 7/25/45                      1999            Officer, AAL/LB; President, AAL Capital
4321 N. Ballard Rd.                              Management Corporation
Appleton, WI  54919-0001

---------------------------------------------------------------------------------------------------------------------------------------

James H. Abitz              Vice President       Senior Vice President, Head of Investments,
DOB 5/27/451999                                  AAL/LB; Senior Vice President, AAL Capital
                                                 Management Corporation

---------------------------------------------------------------------------------------------------------------------------------------

Charles D. Gariboldi           Treasurer         Head of Investment Accounting,
DOB  12/31/59                    1999            AAL/LB; Vice President AAL Capital
                                                 Management Corporation

---------------------------------------------------------------------------------------------------------------------------------------

Brett L. Agnew                 Secretary         Attorney, AAL/LB; Assistant Secretary,
DOB 2/4/71                       2001            AAL Capital Management Corporation
4321 N. Ballard Rd.
Appleton, WI  54919-0001

---------------------------------------------------------------------------------------------------------------------------------------

This report is submitted for the information of the shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

[The AAL Mutual Funds LOGO]
222 W. College Ave., Appleton, WI 54919-0007
(800) 553-6319

Annual Report

April 30, 2002

The AAL U.S. Government Zero
Coupon Target Fund Series 2006

[THE AAL MUTUAL FUNDS LOGO]

Dear AAL Mutual Fund Shareholder:

[PHOTO OF ROBERT G. SAME]

We are pleased to provide you with the annual report for The AAL U.S. Government Zero Coupon Target Fund, Series 2006 for the year ended April 30, 2002. In this report you'll find detailed information about the Fund, including performance, expenses, investment policies and risks. Also, the portfolio manager discusses his investment strategy and reviews events that affected Fund performance over the past year. Please take some time to review this report and assess your overall investment goals, including how The AAL Mutual Funds fit into your investment plans.

On January 1, 2002, Aid Association for Lutherans merged with Lutheran Brotherhood creating the largest fraternal benefit society in the United States. The organization currently operates as Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). On July 1, 2002, another step in the merger process takes place. AAL Capital Management Corporation, a wholly owned subsidiary of AAL/LB, changes its name to Thrivent Investment Management, Inc. Thrivent Investment Management continues to act has distributor for The AAL Mutual Funds and is committed to providing you with exceptional service and products.

If you have questions about your investments or this report, please contact your financial associate. You can also access your account information anytime at our Web site, www.thrivent.com, or through our automated telephone line at (800) 553-6319. You can also call the Investment Interaction Center by dialing the above number. The Investment Interaction Center representatives are available from 7 a.m. to 9 p.m. Central time, Monday through Friday, and 9 a.m. to 1 p.m. on Saturdays.

Thank you for choosing us to help you meet your financial needs.

Sincerely,

/s/Robet G. Same

Robert G. Same
President, AAL Capital Management Corporation

The AAL U.S. Government Zero Coupon
Target Fund, Series 2006

Five-year U.S. Treasury yields have been on a roller coaster ride over the past twelve months. During this period yields reached a high of 5.05% and a low of 3.46%. On April 30, 2001, five-year Treasuries were yielding 4.88% and at April 30, 2002 the yield was down to 4.41%. This decline in yields produced a return of 6.57% over the past year. The total return produced by owning five-year Treasuries was 6.27% over the same period. The reason for the difference in returns is due to the zero coupon aspect of the securities in the Fund. A zero coupon security will produce a higher rate of return than a coupon-paying security of the same maturity when rates are declining. Conversely, when rates are increasing, zero coupon securities will produce lower returns than securities that make regular interest payments.

/s/Alan D. Onstad

Alan D. Onstad
Portfolio Manager

                           $10,000 Investment
                             Including 4.75%
                              Sales Charge

             The AAL U.S. Government Zero     Lehman Aggregate Bond
               Coupon Target Fund 2006                Index
----------------------------------------------------------------------------
30-Apr-92              9,524.68                    10,000.00
29-May-92              9,853.75                    10,188.71
30-Jun-92              9,926.87                    10,328.90
31-Jul-92             10,521.02                    10,539.72
31-Aug-92             10,557.59                    10,646.41
30-Sep-92             10,813.53                    10,772.72
30-Oct-92             10,246.80                    10,629.80
30-Nov-92             10,274.22                    10,632.23
31-Dec-92             11,167.95                    10,801.31
29-Jan-93             11,464.86                    11,008.45
26-Feb-93             12,077.86                    11,201.02
31-Mar-93             11,972.50                    11,247.87
30-Apr-93             11,991.65                    11,326.09
28-May-93             11,962.92                    11,340.45
30-Jun-93             12,518.44                    11,545.96
30-Jul-93             12,923.83                    11,611.24
31-Aug-93             13,395.01                    11,814.89
30-Sep-93             13,558.48                    11,847.33
29-Oct-93             13,558.48                    11,891.54
30-Nov-93             12,866.14                    11,790.44
31-Dec-93             13,711.93                    11,854.35
31-Jan-94             14,083.41                    12,014.40
28-Feb-94             13,132.86                    11,805.67
31-Mar-94             12,258.79                    11,514.57
29-Apr-94             11,974.72                    11,422.63
31-May-94             11,898.24                    11,421.05
30-Jun-94             11,625.10                    11,395.78
29-Jul-94             12,007.50                    11,622.20
31-Aug-94             11,843.61                    11,636.54
30-Sep-94             11,275.47                    11,465.29
31-Oct-94             11,111.58                    11,455.02
30-Nov-94             11,144.36                    11,429.63
30-Dec-94             12,138.58                    11,508.66
31-Jan-95             12,413.37                    11,736.43
28-Feb-95             12,855.43                    12,015.43
31-Mar-95             12,867.37                    12,089.10
30-Apr-95             13,058.53                    12,258.03
31-May-95             14,229.38                    12,732.38
30-Jun-95             14,348.85                    12,825.70
31-Jul-95             13,966.54                    12,797.08
31-Aug-95             14,217.43                    12,951.41
29-Sep-95             14,432.49                    13,077.56
31-Oct-95             14,778.96                    13,247.57
30-Nov-95             15,161.28                    13,446.02
29-Dec-95             16,397.08                    13,634.80
31-Jan-96             16,307.13                    13,725.20
29-Feb-96             15,343.35                    13,486.65
29-Mar-96             14,957.84                    13,392.92
30-Apr-96             14,559.48                    13,317.65
31-May-96             14,341.02                    13,290.62
28-Jun-96             14,598.03                    13,469.11
31-Jul-96             14,495.22                    13,506.02
30-Aug-96             14,225.37                    13,483.46
30-Sep-96             14,572.33                    13,718.21
31-Oct-96             15,124.89                    14,022.20
29-Nov-96             15,574.66                    14,262.40
31-Dec-96             16,018.16                    14,129.76
31-Jan-97             15,838.34                    14,173.00
28-Feb-97             15,727.68                    14,208.15
31-Mar-97             15,243.54                    14,050.72
30-Apr-97             15,547.86                    14,261.20
30-May-97             15,617.02                    14,395.97
30-Jun-97             15,783.01                    14,566.85
31-Jul-97             16,585.30                    14,959.43
29-Aug-97             16,045.83                    14,831.97
30-Sep-97             16,377.81                    15,050.75
31-Oct-97             16,778.96                    15,269.13
28-Nov-97             16,778.96                    15,339.37
31-Dec-97             17,929.53                    15,493.68
30-Jan-98             18,254.45                    15,692.62
27-Feb-98             18,047.69                    15,680.85
31-Mar-98             17,959.07                    15,734.80
30-Apr-98             17,914.77                    15,816.93
29-May-98             18,165.84                    15,966.88
30-Jun-98             18,328.30                    16,102.28
31-Jul-98             18,210.14                    16,136.41
31-Aug-98             18,919.06                    16,399.11
30-Sep-98             19,819.96                    16,783.02
30-Oct-98             19,716.58                    16,694.40
30-Nov-98             19,435.97                    16,788.89
31-Dec-98             20,530.66                    16,839.43
29-Jan-99             20,452.24                    16,959.66
26-Feb-99             19,511.18                    16,663.55
31-Mar-99             19,464.13                    16,756.03
30-Apr-99             19,432.76                    16,809.14
28-May-99             18,836.76                    16,661.90
30-Jun-99             18,585.81                    16,608.74
30-Jul-99             18,366.23                    16,538.16
31-Aug-99             18,209.39                    16,529.72
30-Sep-99             18,303.50                    16,721.47
29-Oct-99             18,209.39                    16,783.17
30-Nov-99             18,036.87                    16,782.00
31-Dec-99             18,849.70                    16,701.11
31-Jan-00             18,647.74                    16,646.49
29-Feb-00             18,715.06                    16,847.75
31-Mar-00             19,118.98                    17,069.63
28-Apr-00             18,984.34                    17,020.99
31-May-00             18,950.68                    17,013.16
30-Jun-00             19,421.92                    17,367.03
31-Jul-00             19,388.26                    17,524.72
31-Aug-00             19,623.88                    17,778.83
29-Sep-00             19,758.52                    17,890.66
31-Oct-00             19,741.69                    18,008.92
30-Nov-00             20,179.28                    18,303.54
29-Dec-00             21,815.05                    18,643.07
31-Jan-01             21,958.21                    18,947.89
28-Feb-01             22,172.96                    19,112.92
30-Mar-01             22,316.13                    19,208.87
30-Apr-01             21,868.73                    19,129.15
31-May-01             21,671.88                    19,244.69
29-Jun-01             21,661.06                    19,317.25
31-Jul-01             22,163.97                    19,749.18
31-Aug-01             22,289.70                    19,975.51
28-Sep-01             22,846.49                    20,208.22
31-Oct-01             23,151.83                    20,631.18
30-Nov-01             22,559.11                    20,346.67
31-Dec-01             23,455.98                    20,217.27
31-Jan-02             23,398.59                    20,381.03
28-Feb-02             23,589.91                    20,578.52
28-Mar-02             22,882.02                    20,236.30
30-Apr-02             23,725.26                    20,628.68

                                         Average Annual Total Returns*
                                         (Returns Reflect Sales Charge)
----------------------------------------------- --------------------- ---------------------- ----------------------

      For the Year Ended April 30, 2002                1-Year                5-Year                 10-Year
----------------------------------------------- --------------------- ---------------------- ----------------------
----------------------------------------------- --------------------- ---------------------- ----------------------
The AAL U.S. Government Zero Coupon                    1.47%                  7.38%                  9.02%
Target Fund, Series 2006
----------------------------------------------- --------------------- ---------------------- ----------------------

  *Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original costs.

Report of Independent Accountants

[PricewaterhouseCoopers LLP LOGO

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
Telephone (414) 212-1600

Report of Independent Accountants

To the Shareholders and Trustees of
The AAL Mutual Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL U.S Government Zero Coupon Target Fund Series 2006 (one of the portfolios constituting The AAL Mutual Funds and hereafter referred to as the "Funds") at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

May 30, 2002

Schedule of Investments
As of April 30, 2002

Investment Objective
The Fund seeks high, relatively predictable investment returns from U.S. government securities over selected periods of time, assuming investors reinvest the dividends and capital gains distributed by the Fund.

The AAL U.S. Government Zero Coupon Target Fund Series 2006
-------------------------------------------------------------------------------------------------------------------
Principal                                                   Yield to           Maturity               Market
Amount        Long-Term Obligations (101.5%)                Maturity             Date                  Value
-------------------------------------------------------------------------------------------------------------------
               U.S. Zero Coupon(101.5%)
$1,933,000     U.S. Government Zero Coupon Bonds              6.250%          11/15/2006            $1,588,615
                                               TOTAL INVESTMENTS (101.5%)
                                               (amortized cost basis $1,353,426)                    1,588,615

                                               Other Assets, Less Liabilities (-1.5%)                 (23,582)

                                               Net Assets (100.0%)                                  $1,565,033

             The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
As of April 30, 2002

                           The AAL U.S. Government Zero Coupon Target Fund, Series 2006

      -------------------------------------------------------------------------------------------------------
      Assets:
      Investments at cost                                                                    $1,353,426
      Investments at value                                                                    1,588,615

      Cash                                                                                        8,944
      Prepaid expenses                                                                            4,056
      ------------------------------------------------------------------------------ ------------------------
          Total Assets                                                                        1,601,615
      ============================================================================== ========================

      Liabilities:
      Income distributions payable                                                               29,996
      Accrued expenses                                                                            6,586
      ------------------------------------------------------------------------------ ------------------------
          Total Liabilities                                                                      36,582
      ============================================================================== ========================

      Net Assets:
      Trust Capital (beneficial interest)                                                     1,314,386
      Accumulated undistributed net investment income                                               805
      Accumulated undistributed net realized gain on investments                                 14,653
      Net unrealized appreciation on investments                                                235,189
      ------------------------------------------------------------------------------ ------------------------
          Total Net Assets                                                                    1,565,033
      ============================================================================== ========================

      Total Liabilities & Capital                                                            $1,601,615
      ============================================================================== ========================

      Net Assets                                                                             $1,565,033
      Shares of beneficial interest outstanding                                                 128,560
      Net asset value per share                                                                  $12.17
      Maximum public offering price                                                              $12.78

            The accompanying notes to the financial statements are an integral part of this statement.

Statement of Operations
As of April 30, 2002

                           The AAL U.S. Government Zero Coupon Target Fund, Series 2006
      ------------------------------------------------------------------------------ ------------------------
      Investment Income
       Taxable interest                                                                        $108,561
      ------------------------------------------------------------------------------ ------------------------
           Total Investment Income                                                              108,561
      ============================================================================== ========================

      Expenses
      Administrative service and pricing fees                                                     1,048
      Audit and legal fees                                                                       10,537
      Custody fees                                                                                  597
      Printing and postage expense                                                                1,431
      SEC and state registration expense                                                          4,367
      Transfer agent fees                                                                         2,128
      Trustees fees and expenses                                                                     41
      Other expenses                                                                                 26
      ------------------------------------------------------------------------------ ------------------------
           Total Expenses Before Reimbursement                                                   20,175
      ============================================================================== ========================

           Less reimbursement from Adviser                                                       (4,238)
      ============================================================================== ========================

           Total Net Expenses                                                                    15,937
      ============================================================================== ========================

      Net Investment Income                                                                      92,624
      ============================================================================== ========================

      Realized and Unrealized Gains (Losses) on Investments
      Net realized gains on investments                                                          24,022
      Change in net unrealized appreciation/(depreciation) on investments                       (15,373)
      ------------------------------------------------------------------------------ ------------------------
      Net Realized and Unrealized Gains (Losses) on Investments                                 8,649
      ============================================================================== ========================

      Net Increase in Net Assets From Operations                                               $101,273
      ============================================================================== ========================

            The accompanying notes to the financial statements are an integral part of this statement.

Statement of Changes in Net Assets
As of April 30, 2002

                            The AAL U.S. Government Zero Coupon Target Fund, Series 2006

---------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended                 Year Ended
                                                                       4/30/2002                   4/30/2001
-------------------------------------------------------------- --------------------------- --------------------------
Operations
Net investment income                                                      $92,624                     $92,549
Net realized gains on investments                                           24,022                       8,409
Change in net unrealized appreciation/depreciation
on investments                                                             (15,373)                    119,354
-------------------------------------------------------------- --------------------------- --------------------------
Net Increase in Net Assets Resulting
from Operations                                                            101,273                     220,312
============================================================== =========================== ==========================

Distributions to Shareholders
From net investment income                                                 (92,624)                    (92,549)
From net realized gains                                                    (15,541)                     (6,460)
-------------------------------------------------------------- --------------------------- --------------------------
Total Distributions to Shareholders                                       (108,165)                    (99,009)
============================================================== =========================== ==========================

Trust Share Transactions
Income dividends reinvested                                                 91,650                      90,796
Capital gains distributions reinvested                                      15,418                       6,409
Redemption of trust shares                                                (147,316)                    (73,828)
-------------------------------------------------------------- --------------------------- --------------------------
Net Increase (Decrease) in Trust Capital                                   (40,248)                     23,377
============================================================== =========================== ==========================
Net Increase (Decrease) in Net Assets                                      (47,140)                    144,680
============================================================== =========================== ==========================
Net Assets Beginning of Period                                           1,612,173                   1,467,493
============================================================== =========================== ==========================
Net Assets End of Period                                                 1,565,033                   1,612,173
============================================================== =========================== ==========================
Accumulated Undistributed Net Investment Income                               $805                        $805
============================================================== =========================== ==========================

            The accompanying notes to the financial statements are an integral part of this statement.

Notes to Financial Statements
As of April 30, 2002

A: Organization
The AAL Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987, and currently consists of thirteen equity Funds, six fixed-income Funds and a money market Fund. The 20 AAL Mutual Funds are collectively referred to as the “Funds.”

On November 14 ,1990, The AAL U.S. Government Zero Coupon Target Fund, Series 2006 (the “Fund”), commenced operations. Effective June 1, 1993, the Board of Trustees of The AAL Mutual Funds closed the Fund to new shareholders and the additional purchases of shares by existing shareholders.

B: Significant Accounting Policies
The principal accounting policies of the Fund discussed in this report are:

Valuation- Securities traded on national securities exchanges are valued at the last reported sales prices. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Board of Trustees.

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly anticipates paying no Federal income taxes and no Federal income tax provision was required.

Distribution to Shareholders- Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed annually. Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Other- For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Bond discount is amortized over the life of the respective bonds on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Generally accepted accounting principles require permanent financial reporting and tax differences be reclassified to trust capital.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

C: Investment Advisory Management Fees and Transactions with Related Parties
The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation (the "Adviser") under which the Fund pays a fee for investment advisory services. The annual rate of fees under the Investment Advisory Agreement are calculated at 0.50 of 1% of the average daily net assets of the Fund. Payments under the Investment Advisory Agreement were discontinued effective July 1, 1993. For the period May 1, 1995 through October 31, 1995, the Adviser entered into a sub-advisory agreement with Duff & Phelps Investment Management Co. (the "Sub-Adviser"). The sub-advisory fee, which was paid by the Adviser, was equal to 0.10 of 1% of the average daily net assets for the Fund. Effective November 1, 1995, the sub-advisory agreement was terminated.

The Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain sales activities relating to the distribution of shares to investors. Payments under the Plan are equal to a maximum of 0.10 of 1% of average daily net assets. Payments under the Plan were discontinued effective July 1, 1993.

Each Trustee who is not affiliated with AAL or the Adviser receives an annual fee from the Fund for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant's deferred compensation account will increase or decrease as if it were invested in shares of the Fund.

Trustees not participating in the above plan received $6 in fees for the year ended April 30, 2002, from the Fund. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Fund is charged for those expenses that are directly attributable to it, such as advisory, custodian and certain shareholder service fees, while other expenses that cannot be directly attributable to the Fund are allocated among The AAL Mutual Funds in proportion to the net assets, number of shareholder accounts, or other reasonable basis of the respective Fund.

The Adviser has voluntarily reimbursed the Fund for all expenses in excess of 1% of average daily net assets since inception.

AAL is the ultimate parent company for AAL Capital Management Corporation.

D. Security Transactions
During the year ended April 30, 2002, there were $0 in purchases and $179,052 in sales. All purchases and sales were in U.S. Government obligations.

The cost basis of the investments is substantially the same for financial reporting purposes and Federal income tax purposes.

The net unrealized appreciation on investments at April 30, 2002, consisted of $235,189 in appreciation and $0 in depreciation.

During the year ended April 30, 2002, The AAL U.S. Government Zero Coupon Target Fund Series 2006 distributed $92,624 from ordinary income, and $15,541 from long-term capital gains.

At April 30, 2002, undistributed ordinary income and long-term capital gains for tax purposes were $3,372 and $14,183, respectively.

E. Trust Transactions

Transactions in trust shares for the years ended April 30, 2002 and 2001 were as follows:

                                                                         4/30/2002        4/30/2001
         Income dividends reinvested                                        7,473          7,452
         Capital gains reinvested                                           1,270            530
         Shares redeemed                                                  (12,088)        (6,266)
------------------------------------------------------------------------------------------------------
         Net Increase (Decrease) of Trust Shares                           (3,345)         1,716
======================================================================================================

Financial Highlights
Per Share Information (c)

                                                                                       Year Ended
                                                              4/30/2002    4/30/2001    4/30/2000    4/30/1999    4/30/1998
------------------------------------------------------------ ------------ ------------ ------------ ------------ ------------

Net asset value: Beginning of Period                             $12.22       $11.27       $12.39       $12.13       $11.24

Income from Investment Operations
Net investment income                                              0.71         0.72         0.72         0.71         0.70
Net realized and unrealized gain (loss) on Investments             0.07         1.00        (1.02)        0.36         1.00
------------------------------------------------------------ ------------ ------------ ------------ ------------ ------------
Total from Investment Operations                                   0.78         1.72        (0.30)        1.07         1.70
============================================================ ============ ============ ============ ============ ============

Distributions from:
Net investment income                                             (0.71)       (0.72)       (0.72)       (0.71)       (0.70)
Net realized capital gains                                        (0.12)       (0.05)       (0.10)       (0.10)       (0.11)
------------------------------------------------------------ ------------ ------------ ------------ ------------ ------------
Total Distributions                                               (0.83)       (0.77)       (0.82)       (0.81)       (0.81)
============================================================ ============ ============ ============ ============ ============

Net increase (decrease) in net asset value                        (0.05)        0.95        (1.12)        0.26         0.89
Net asset value: End of Period                                   $12.17       $12.22       $11.27       $12.39       $12.13
============================================================ ============ ============ ============ ============ ============

Total return (b)                                                   6.53%       15.28%       (2.29)%)      8.69%       15.30%
Net assets: end of period (in thousands)                          $1,565       $1,612       $1,467       $1,575       $1,616
Ratio of expenses to average net assets (a)                        1.00%        0.99%        0.98%        0.97%        0.82%
Ratio of net investment income to average net assets (a)           5.80%        6.02%        6.21%        5.51%        6.03%
Portfolio turnover rate                                            0.00%        0.00%        0.00%        0.00%        0.00%
=============================================================================================================================
If the Fund had paid all its expenses without the advisors voluntary expense reimbursement, the ratios would have been as follows:
Ratio of expenses to average net assets (a)                        1.27%        1.07%        0.98%        0.97%        0.90%
Ratio of net investment income to average net assets (a)           5.53%        5.95%        6.21%        5.51%        5.96%

(a) Calculated on an annualized basis.
(b) Total return calculations are based on the net amount invested since the beginning of the Fund’s fiscal year (May 1 or inception) and assume the reinvestment of all distributions.
(c) For a beneficial share outstanding the entire period.

            The accompanying notes to the financial statements are an integral part of this statement.

Directors and Officers of
The AAL Mutual Funds

Board of Directors and Executive Officers
The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 625 Fourth Avenue South, Minneapolis, MN 55415. The number of portfolios in the fund complex is 34 for each and every director and officer that oversees the Fund. This number includes the 20 Funds of The AAL Mutual Funds, one of four registered investment companies that are part of the fund complex.

-------------------------------- --------------------- -------------------------------------- ---------------------------------------
       Name, Address and          Position and Year     Principal Occupation(s) During Past
         Date of Birth                Term Began                      5 Years                  Other Directorships Held by Director
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
John O. Gilbert*                       Chairman        Chairman, AAL/LB, President and CEO,   Chairman of LOMA Board, ACLI Board,
DOB 8/30/42                              1999          AAL                                    Fox Cities Performing Arts Center
                                                                                              Board
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
Lawrence W. Stranghoener*              Trustee         Executive Vice President and CFO,      St. Paul Chamber Orchestra Board
DOB 5/1/54                               2002          AAL/LB, Executive Vice President and
                                                       CFO, techies.com, Vice President and
                                                       CFO, Honeywell Inc.
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
Richard L. Gady                        Trustee         Vice President, Public Affairs and     International Agricultural Marketing
DOB 2/28/43                              1987          Chief Economist, Conagra, Inc.         Association Board
21761 Holman Pt. Drive                                 (agribusiness)
Nisswa, MN  56468
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
F. Gregory Campbell                    Trustee         President, Carthage College            ELCA University and College
DOB 12/16/39                             1992                                                 Employees' Health Benefit Board, ELCA
2001 Alford Park Drive                                                                        Risk  Management Board, Johnson
Kenosha, WI 53140                                                                             Family Mutual Funds Board, Kenosha
                                                                                              Area Business Alliance Board, Kenosha
                                                                                              Hospital and Medical Center Board,
                                                                                              Prairie School Board, United Health
                                                                                              Systems Board
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
Edward W. Smeds                        Trustee         Retired; President of Customer         Chairman of Carthage College Board
DOB 2/15/36                              1999          Service and Operations, Kraft Foods
6814 Pelican Bay Blvd.                                 (food and agriculture)
Naples, FL  34108
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
Lawrence M. Woods                      Trustee         Retired; Executive Vice President      Gottsche Rehabilitation Center Board
DOB 4/14/32                              1987          and Director, Mobil Oil Corporation
524 Sunset Drive
Worland, WY 82401
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
Robert G. Same                        President        Vice President and Chief Compliance
DOB 7/25/45                              1999          Officer, AAL/LB; President, AAL
4321 N. Ballard Rd.                                    Capital Management Corporation
Appleton, WI  54919-0001
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
James H. Abitz                      Vice President     Senior Vice President, Head of
DOB 5/27/45                              1999          Investments, AAL/LB; Senior Vice
                                                       President, AAL Capital Management
                                                       Corporation
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
Charles D. Gariboldi                  Treasurer        Head of Investment Accounting,
DOB  12/31/59                            1999          AAL/LB; Vice President AAL Capital
                                                       Management Corporation
-------------------------------- --------------------- -------------------------------------- ---------------------------------------
Brett L. Agnew                        Secretary        Attorney, AAL/LB; Assistant
DOB 2/4/71                               2001          Secretary, AAL Capital Management
4321 N. Ballard Rd.                                    Corporation
Appleton, WI  54919-0001
-------------------------------- --------------------- -------------------------------------- ---------------------------------------

This report is submitted for the information of shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

[AAL MUTUAL FUNDS LOGO]
222 W. College Ave., Appleton, WI 54919-0007
www.aal.org    o    e-mail: aalcmc@aal.org    o    (800)553-6319